    As filed with the Securities and Exchange Commission on December 15, 2005

                          File Nos. 002-11387/811-00558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           Pre-Effective Amendment No. ___                   [ ]


                      Post-Effective Amendment No. 94                        [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                                  Amendment No. ___                          [X]

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                              Boston, MA 02116-5021

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ]  on (Date) pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [X]  on March 1, 2006 pursuant to paragraph (a)(1) of Rule 485

     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE HARTFORD MUTUAL FUNDS

                            CLASS A, CLASS B AND CLASS C SHARES
                            PROSPECTUS





                            _______, 2006



AS WITH ALL MUTUAL FUNDS,   THE HARTFORD ADVISERS FUND
THE SECURITIES AND          THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION         THE HARTFORD CAPITAL APPRECIATION II FUND
HAS NOT APPROVED OR         THE HARTFORD DISCIPLINED EQUITY FUND
DISAPPROVED THESE           THE HARTFORD DIVIDEND AND GROWTH FUND
SECURITIES OR PASSED        THE HARTFORD EQUITY INCOME FUND
UPON THE ADEQUACY OF        THE HARTFORD FLOATING RATE FUND
THIS PROSPECTUS. ANY        THE HARTFORD FOCUS FUND
REPRESENTATION TO THE       THE HARTFORD GLOBAL COMMUNICATIONS FUND
CONTRARY IS A CRIMINAL      THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
OFFENSE.                    THE HARTFORD GLOBAL HEALTH FUND
                            THE HARTFORD GLOBAL LEADERS FUND
                            THE HARTFORD GLOBAL TECHNOLOGY FUND
                            THE HARTFORD GROWTH FUND
                            THE HARTFORD GROWTH OPPORTUNITIES FUND
                            THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                            THE HARTFORD INFLATION PLUS FUND
                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                            THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                            THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                            THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MONEY MARKET FUND
                            THE HARTFORD SELECT MIDCAP GROWTH FUND
                            THE HARTFORD SELECT MIDCAP VALUE FUND
                            THE HARTFORD SELECT SMALLCAP GROWTH FUND
                            THE HARTFORD SHORT DURATION FUND
                            THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD SMALLCAP GROWTH FUND
                            THE HARTFORD STOCK FUND
                            THE HARTFORD TAX-FREE CALIFORNIA FUND
                            THE HARTFORD TAX-FREE MINNESOTA FUND
                            THE HARTFORD TAX-FREE NATIONAL FUND
                            THE HARTFORD TAX-FREE NEW YORK FUND
                            THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                            THE HARTFORD VALUE FUND
                            THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                            THE HARTFORD GROWTH ALLOCATION FUND
                            THE HARTFORD BALANCED ALLOCATION FUND
                            THE HARTFORD CONSERVATIVE ALLOCATION FUND
                            THE HARTFORD INCOME ALLOCATION FUND
                            THE HARTFORD RETIREMENT INCOME FUND
                            THE HARTFORD TARGET RETIREMENT 2010 FUND
                            THE HARTFORD TARGET RETIREMENT 2020 FUND
                            THE HARTFORD TARGET RETIREMENT 2030 FUND

                            THE HARTFORD MUTUAL FUNDS
                            P.O. BOX 64387
                            ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS



Introduction                Introduction
------------                ------------
A summary of each fund's    The Hartford Advisers Fund
goals, principal            The Hartford Capital Appreciation Fund
strategies, main risks,     The Hartford Capital Appreciation II Fund
performance and expenses    The Hartford Disciplined Equity Fund
                            The Hartford Dividend and Growth Fund
                            The Hartford Equity Income Fund
                            The Hartford Floating Rate Fund
                            The Hartford Focus Fund
                            The Hartford Global Communications Fund
                            The Hartford Global Financial Services Fund
                            The Hartford Global Health Fund
                            The Hartford Global Leaders Fund
                            The Hartford Global Technology Fund
                            The Hartford Growth Fund
                            The Hartford Growth Opportunities Fund
                            The Hartford High Yield Fund
                            The Hartford Income Fund
                            The Hartford Inflation Plus Fund
                            The Hartford International Capital Appreciation Fund
                            The Hartford International Opportunities Fund
                            The Hartford International Small Company Fund
                            The Hartford MidCap Fund
                            The Hartford MidCap Value Fund
                            The Hartford Money Market Fund
                            The Hartford Select MidCap Growth Fund
                            The Hartford Select MidCap Value Fund
                            The Hartford Select SmallCap Growth Fund
                            The Hartford Short Duration Fund
                            The Hartford Small Company Fund
                            The Hartford SmallCap Growth Fund
                            The Hartford Stock Fund
                            The Hartford Tax-Free California Fund
                            The Hartford Tax-Free Minnesota Fund
                            The Hartford Tax-Free National Fund
                            The Hartford Tax-Free New York Fund
                            The Hartford Total Return Bond Fund
                            The Hartford U.S. Government Securities Fund
                            The Hartford Value Fund
                            The Hartford Value Opportunities Fund
                            The Hartford Aggressive Growth Allocation Fund
                            The Hartford Growth Allocation Fund
                            The Hartford Balanced Allocation Fund
                            The Hartford Conservative Allocation Fund
                            The Hartford Income Allocation Fund
                            The Hartford Retirement Income Fund
                            The Hartford Target Retirement 2010 Fund
                            The Hartford Target Retirement 2020 Fund
                            The Hartford Target Retirement 2030 Fund

Description of other        Investment strategies and investment matters
investment strategies
and investment risks

Investment manager and      Management of the funds
management fee
information

Information on your         About your account
account                     Choosing a share class
                            How sales charges are calculated
                            Sales charge reductions and waivers
                            Opening an account



THE HARTFORD MUTUAL FUNDS                                                      1

                            Buying shares
                            Selling shares
                            Transaction policies
                            Dividends and account policies
                            Additional investor services

Further information on      Financial highlights
the funds                   Privacy policy
                            Fund code, CUSIP
                            number and symbol
                            For more information                      back cover





THE HARTFORD MUTUAL FUNDS                                                      2

INTRODUCTION



Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except for the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. In addition, Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund offer Class L, Class M, Class N, Class H, Class Z and Class E shares, as applicable, pursuant to another prospectus describing those classes.



Each fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are referred to as the Hartford Fixed Income Funds. The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund (together, the "Asset Allocation Funds"), Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").


Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.


The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."



THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    stocks,

     -    debt securities, and

     -    money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% in equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.



The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk.


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD ADVISERS FUND

Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    23.30%
1998    21.09%
1999    21.08%
2000     0.90%
2001    -5.21%
2002   -13.22%
2003    17.84%
2004     3.43%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter ____).



THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                                      ------   -------   ----------------
Class A Return Before Taxes                                           _____%    ____%        _____%
Class A Return After Taxes on Distributions                           _____%    ____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%    ____%        _____%
Class B Return Before Taxes                                           _____%    ____%        _____%
Class C Return Before Taxes(1)                                        _____%    ____%        _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)     _____%    ____%        _____%(2)
Lehman Brothers Government/Credit Bond Index (reflects no deduction   _____%    ____%        _____%(2)
   for fees, expenses or taxes)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A      CLASS B   CLASS C
                                                            -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                          5.50%        None       None
   Maximum  deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                              None(1)       5.00%     1.00%
   Exchange fees                                            None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                       0.61%         0.61%     0.61%
   Distribution and service (12b-1) fees                    0.25%(3)      1.00%     1.00%
   Other expenses(4)                                        0.28%         0.31%     0.22%
   Total annual operating expenses(2)(4)                    1.14%(3)(5)   1.92%     1.83%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56% and the total annual operating expenses you may pay if you buy and hold Class A, Class B and Class C shares of the fund is 1.09%, 1.87% and 1.78%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the



THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD ADVISERS FUND


     transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.18%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997   55.11%
1998    3.26%
1999   66.76%
2000    8.35%
2001   -6.74%
2002  -22.86%
2003   40.40%
2004   17.93%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                   LIFE OF FUND
                                              1 YEAR   5 YEARS   (SINCE 07/22/96)
                                              ------   -------   ----------------
Class A Return Before Taxes                   _____%    ____%        _____%
Class A Return After Taxes on Distributions   _____%    ____%        _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%    ____%        _____%
Class B Return Before Taxes                   _____%    ____%        _____%
Class C Return Before Taxes(1)                _____%    ____%        _____%
S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                   _____%    ____%        _____%(2)
Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)               _____%    ____%        _____%(2)



INDICES: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A       CLASS B   CLASS C
                                                         -------       -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%          None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)        5.00%     1.00%
   Exchange fees                                         None           None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        ___%           ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(2)       1.00%     1.00%
   Other expenses(3)                                      ___%           ___%      ___%
   Total annual operating expenses(3)                     ___%(2)(4)     ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.29%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                        $___       $___      $___
Year 3                        $___       $___      $___
Year 5                        $___       $___      $___
Year 10                       $___       $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD CAPITAL APPRECIATION II FUND



INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in securities of foreign issuers and non-dollar securities, including emerging market securities.



The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:



Growth Opportunities Generally 25% - 35% of the total portfolio



The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.



Value Opportunities Generally 25% - 35% of the total portfolio



The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.



Global Equities Generally 15% - 25% of the total portfolio



The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines while utilizing analysis of long-term trends to identify favorable sectors.



Capital Appreciation 5% - 15% of the total portfolio



The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.



Special Situations 5% - 15% of the total portfolio



The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.



The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.



In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection



THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION II FUND



strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds,  whichever is less)                      None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        ___%       ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                      ___%       ___%      ___%
   Total annual operating expenses(3)(4)                  ___%(2)    ___%      ___%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD DISCIPLINED EQUITY FUND


INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DISCIPLINED EQUITY FUND


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1999    20.80%
2000    -6.49%
2001    -8.50%
2002   -25.11%
2003    28.36%
2004     7.73%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 04/30/98)
                                                                      ------   -------   ----------------
Class A Return Before Taxes                                           _____%    _____%        _____%
Class A Return After Taxes on Distributions                           _____%    _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%    _____%        _____%
Class B Return Before Taxes                                           _____%    _____%        _____%
Class C Return Before Taxes(1)                                        _____%    _____%        _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)     _____%    _____%        _____%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD DISCIPLINED EQUITY FUND


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                         5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                     None(1)    5.00%     1.00%
   Exchange fees                                             None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            ___%       ___%      ___%
   Distribution and service (12b-1) fees                     0.25%(2)   1.00%     1.00%
   Other expenses(3)                                          ___%       ___%      ___%
   Total annual operating expenses(3)(4)                      ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)       CLASS A    CLASS B    CLASS C
--------------------------       -------    -------    -------
Year 1                             $___       $___       $___
Year 3                             $___       $___       $___
Year 5                             $___       $___       $___
Year 10                            $___       $___       $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)    CLASS A    CLASS B    CLASS C
-----------------------------    -------    -------    -------
Year 1                             $___       $___       $___
Year 3                             $___       $___       $___
Year 5                             $___       $___       $___
Year 10                            $___       $___       $___



THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    30.99%
1998    14.47%
1999     4.57%
2000    10.04%
2001    -4.57%
2002   -14.19%
2003    25.66%
2004    12.01%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                         LIFE OF FUND
                                                                                            (SINCE
                                                                      1 YEAR   5 YEARS     7/22/96)
                                                                      ------   -------   ------------
Class A Return Before Taxes                                           _____%     ____%     ____%
Class A Return After Taxes on Distributions                           _____%     ____%     ____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%     ____%     ____%
Class B Return Before Taxes                                           _____%     ____%     ____%
Class C Return Before Taxes(1)                                        _____%     ____%     ____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)     _____%     ____%     ____%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD DIVIDEND AND GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A      CLASS B   CLASS C
                                                               -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                           5.50%         None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever
      is less)                                                 None(1)       5.00%     1.00%
   Exchange fees                                               None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              ___%          ___%      ___%
   Distribution and service (12b-1) fees                       0.25%(2)      1.00%     1.00%
   Other expenses(3)                                            ___%          ___%      ___%
   Total annual operating expenses(3)                           ___%(2)(4)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___     $___
Year 3                         $___      $___     $___
Year 5                         $___      $___     $___
Year 10                        $___      $___     $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD EQUITY INCOME FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR


(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2004   9.52%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                      1 YEAR   (SINCE 8/28/03)
                                                                      ------   ---------------
Class A Return Before Taxes                                           _____%        _____%
Class A Return After Taxes on Distributions                           _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%        _____%
Class B Return Before Taxes                                           _____%        _____%
Class C Return Before Taxes                                           _____%        _____%
Russell 1000 Value Index
   (reflects no deduction for fees, expenses or taxes)                _____%        _____%


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1) Return is from 8/31/03 - 12/31/05



THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD EQUITY INCOME FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           CLASS A   CLASS B   CLASS C
                                                           -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                         5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                   None(1)    5.00%     1.00%
   Exchange fees                                           None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(3)                                       ___%       ___%      ___%
   Distribution and service (12b-1) fees                   0.25%(2)   1.00%     1.00%
   Other expenses(3)                                        ___%       ___%      ___%
   Total annual operating expenses(3)(4)                    ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50%, and the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the Fund is 1.05%, 1.09% and 1.72% respectively.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD FLOATING RATE FUND



INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.



PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.



The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.



The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.



The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.



To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.



MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.



When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.



Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.



THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD FLOATING RATE FUND



Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.



The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.



The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS A    CLASS B    CLASS C
                                                         -------   --------   --------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     3.00%     None       None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)   5.00%      1.00%
   Exchange fees                                         None      None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                     ___%(2)   ___%(2)    ___%(2)
   Distribution and service (12b-1) fees                 0.25%(3)  1.00%      1.00%
   Other expenses(4)                                      ___%      ___%       ___%
   Total annual operating expenses(2)(4)                  ___%(3)   ___%       ___%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."






(2) HIFSCO has voluntarily agreed to waive management fees until April 29, 2006. While such waiver is in effect, the total annual operating expenses that you may pay if you buy and hold Class A, Class B and Class C shares of the fund are 0.60%, 1.35% and 1.35%, respectively






(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD FLOATING RATE FUND


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD FOCUS FUND

INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks with market capitalizations similar to companies in the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.






The fund's focused portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the


THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD FOCUS FUND

impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -25.40%
2003    27.13%
2004     2.35%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                         LIFE OF FUND
                                              1 YEAR   (SINCE 5/24/01)
                                              ------   ---------------
Class A Return Before Taxes                    ____%       ____%
Class A Return After Taxes on Distributions    ____%       ____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                     ____%       ____%
Class B Return Before Taxes                    ____%       ____%
Class C Return Before Taxes                    ____%       ____%
S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    ____%       ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/2001 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD FOCUS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A   CLASS B   CLASS C
                                               -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
      purchases as a percentage of offering
      price                                    5.50%      None      None
   Maximum  deferred  sales charge (load)
      (as a percentage of purchase price or
      redemption  proceeds,  whichever is
      less)                                    None(1)    5.00%     1.00%
   Exchange fees                               None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
      fund's assets)
   Management fees(2)                           ___%       ___%      ___%
   Distribution and service (12b-1) fees       0.25%(3)   1.00%     1.00%
   Other expenses(4)                            ___%       ___%      ___%
   Total annual operating expenses(2)(4)(5)     ___%(3)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90% and the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund is 1.47%, 2.26% and 2.18%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends, and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A   CLASS B   CLASS C
--------------------------      -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range,



     - a positive change in operating results is anticipated but not yet reflected in the price of its stock,



     -    unrecognized or undervalued assets, and



     - management that demonstrates that it can convert the above factors into shareholder value.


The fund will consider selling a security when:


     -    its target price is achieved,



     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.



The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment


THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD GLOBAL COMMUNICATIONS FUND

portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD GLOBAL COMMUNICATIONS FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001   -36.53%
2002   -30.99%
2003    54.81%
2004    23.43%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                                 LIFE OF FUND
                                                                            1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                                            ------   -------   ----------------
Class A Return Before Taxes                                                  ____%    ____%          ____%
Class A Return After Taxes on Distributions                                  ____%    ____%          ____%
Class A Return After Taxes on Distributions and Sale of Fund Shares          ____%    ____%          ____%
Class B Return Before Taxes                                                  ____%    ____%          ____%
Class C Return Before Taxes                                                  ____%    ____%          ____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)            ____%    ____%          ____%
MSCI AC (All Country) World Telecommunication Services Index (reflects no
   deduction for fees, expenses or taxes)                                    ____%    ____%          ____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD GLOBAL COMMUNICATIONS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                CLASS A   CLASS B   CLASS C
                                                                                -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                               5.50%     None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
      redemption proceeds, whichever is less)                                      None(1)   5.00%     1.00%
   Exchange fees                                                                   None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                                               ___%      ___%      ___%
   Distribution and service (12b-1) fees                                           0.25%(3)  1.00%     1.00%
   Other expenses(4)                                                                ___%      ___%      ___%
   Total annual operating expenses(2)(4)(5)                                         ___%(3)   ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55% and the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are __%, __% and __%, respectively. This management fee waiver may be discontinued at any time.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         ___%      ___%      ___%
Year 3                         ___%      ___%      ___%
Year 5                         ___%      ___%      ___%
Year 10                        ___%      ___%      ___%


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            ___%      ___%      ___%
Year 3                            ___%      ___%      ___%
Year 5                            ___%      ___%      ___%
Year 10                           ___%      ___%      ___%



THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:


     -    management focuses on rewarding shareholders,



     -    market expectations of future earnings are too low,



     - market value does not reflect the fact that earnings are understated due to conservative accounting,



     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,



     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or


     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:


     - its issuer's management no longer appears to promote shareholder value,



     -    market expectations of future earnings are too high,



     - it can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,



     - market value exceeds the true value of the issuer's component businesses,



     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,



     - market value does not reflect the risk of potential problems in an important business component, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001    -6.50%
2002   -19.37%
2003    29.93%
2004    11.39%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                                      ------   -------   ----------------
Class A Return Before Taxes                                           _____%    _____%        _____%
Class A Return After Taxes on Distributions                           _____%    _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%    _____%        _____%
Class B Return Before Taxes                                           _____%    _____%        _____%
Class C Return Before Taxes                                           _____%    _____%        _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)     _____%    _____%        _____%
MSCI Finance ex Real Estate Index (reflects no deduction for fees,
   expenses or taxes)                                                 _____%    _____%        _____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A   CLASS B   CLASS C
                                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering
      price                                                                       5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase  price or
      redemption  proceeds, whichever is less)                                    None(1)    5.00%     1.00%
   Exchange fees                                                                  None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                                              ___%       ___%      ___%
   Distribution and service (12b-1) fees                                          0.25%(3)   1.00%     1.00%
   Other expenses(4)                                                               ___%       ___%      ___%
   Total annual operating expenses(2)(4)(5)                                        ___%(3)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective, September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55% and the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are __%, __% and __%, respectively. This management fee waiver may be discontinued at any time.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.


Stocks considered for purchase in the fund typically share one or more of the following attributes:



     -    the company's business franchise is temporarily mispriced,



     -    the market under-values the new product pipelines,



     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or



     -    the company is a target of opportunity due to industry consolidation.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved,



     -    fundamental expectations are not met, or



     -    a company's prospects become less appealing.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.


The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on


THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD GLOBAL HEALTH FUND

narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD GLOBAL HEALTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001     1.47%
2002   -17.62%
2003    31.12%
2004    11.85%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, _____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                       LIFE OF FUND
                                                  1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                  ------   -------   ----------------
Class A Return Before Taxes                       _____%    _____%       _____%
Class A Return After Taxes on Distributions       _____%    _____%       _____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                            _____%    _____%       _____%
Class B Return Before Taxes                       _____%    _____%       _____%
Class C Return Before Taxes                       _____%    _____%       _____%
S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)                   _____%    _____%       _____%(1)
Goldman Sachs Health Care Index (reflects no
   deduction for fees, expenses or taxes)         _____%    _____%       _____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/2000 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD GLOBAL HEALTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS A     CLASS B   CLASS C
                                                                  -----------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                   5.50%       None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever is less)      None(1)     5.00%     1.00%
   Exchange fees                                                     None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    ___%        ___%      ___%
   Distribution and service (12b-1) fees                             0.25%(2)    1.00%     1.00%
   Other expenses(3)                                                  ___%        ___%      ___%
   Total annual operating expenses(3)(4)                              ___%(2)     ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 270%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD GLOBAL LEADERS FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1999    47.68%
2000    -7.26%
2001   -17.33%
2002   -20.50%
2003    34.86%
2004    18.32%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                         1 YEAR   5 YEARS   (SINCE 09/30/98)
                                                         ------   -------   ----------------
Class A Return Before Taxes                               ____%    ____%          ____%
Class A Return After Taxes on Distributions               ____%    ____%          ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                                    ____%    ____%          ____%
Class B Return Before Taxes                               ____%    ____%          ____%
Class C Return Before Taxes                               ____%    ____%          ____%
Morgan Stanley Capital International World Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ____%          ____%


INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD GLOBAL LEADERS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                      CLASS A      CLASS B   CLASS C
                                                                      --------     -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                        5.50%     None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption  proceeds, whichever is less)       None(1)   5.00%     1.00%
   Exchange fees                                                          None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        ____%     ____%     ____%
   Distribution and service (12b-1) fees                                  0.25%(2)  1.00%     1.00%
   Other expenses(3)                                                      ____%     ____%     ____%
   Total annual operating expenses(3)(4)                                  ____%(2)  ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.48%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                        $____      $___      $___
Year 3                        $____      $___      $___
Year 5                        $____      $___      $___
Year 10                       $____      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                           $____      $___      $___
Year 3                           $____      $___      $___
Year 5                           $____      $___      $___
Year 10                          $____      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the fund typically share one or more of the following attributes:



     -    a positive change in operating results is anticipated,



     -    unrecognized or undervalued capabilities are present, or



     - the quality of management indicates that these factors will be converted to shareholder value.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved,



     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or



     -    more attractive value in a comparable company is available.



The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD GLOBAL TECHNOLOGY FUND

fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD GLOBAL TECHNOLOGY FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2001   -22.63%
2002   -38.45%
2003    60.13%
2004     0.21%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                                 LIFE OF FUND
                                                                            1 YEAR   5 YEARS   (SINCE 05/01/00)
                                                                            ------   -------   ----------------
Class A Return Before Taxes                                                 _____%    _____%       _____%
Class A Return After Taxes on Distributions                                 _____%    _____%       _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares         _____%    _____%       _____%
Class B Return Before Taxes                                                 _____%    _____%       _____%
Class C Return Before Taxes                                                 _____%    _____%       _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)           _____%    _____%       _____%(1)
Goldman Sachs Technology Composite Index (reflects no deduction for fees,
   expenses or taxes)                                                       _____%    _____%       _____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD GLOBAL TECHNOLOGY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        ___%       ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                      ___%       ___%      ___%
   Total annual operating expenses(3)(4)                  ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated cash earnings flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GROWTH FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    18.56%
1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.78%
2003    32.60%
2004    11.75%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (____ quarter, _____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                         1 YEAR   5 YEARS   10 YEARS
                                                                         ------   -------   --------
Class A Return Before Taxes(1)                                           _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)                           _____%    _____%    _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)   _____%    _____%    _____%
Class B Return Before Taxes(1)                                           _____%    _____%    _____%
Class C Return Before Taxes(1)                                           _____%    _____%    _____%
Russell 1000 Growth Index (reflects no deduction for fees,
   expenses or taxes)                                                    _____%    _____%    _____%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                          5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds,
      whichever is less)                                    None(1)    5.00%     1.00%
   Exchange fees                                            None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                           ___%       ___%      ___%
   Distribution and service (12b-1) fees                    0.25%(2)   1.00%     1.00%
   Other expenses(3)                                         ___%       ___%      ___%
   Total annual operating expenses(3)(4)                     ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.33%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD GROWTH OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    17.18%
1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.44%
2003    43.61%
2004    16.13%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                         1 YEAR   5 YEARS   10 YEARS
                                                                         ------   -------   --------
Class A Return Before Taxes(1)                                           _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)                           _____%    _____%    _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)   _____%    _____%    _____%
Class B Return Before Taxes(1)                                           _____%    _____%    _____%
Class C Return Before Taxes(1)                                           _____%    _____%    _____%
Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                              _____%    _____%    _____%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                          5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption  proceeds,
      whichever is less)                                    None(1)    5.00%     1.00%
   Exchange fees                                            None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                           ___%       ___%      ___%
   Distribution and service (12b-1) fees                    0.25%(2)   1.00%     1.00%
   Other expenses(3)                                         ___%       ___%      ___%
   Total annual operating expenses(3)(4)                     ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.36%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A   CLASS B   CLASS C
--------------------------      -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD HIGH YIELD FUND

compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1999    3.47%
2000    0.62%
2001    2.89%
2002   -7.67%
2003   24.30%
2004    6.98%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     54

THE HARTFORD HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                              1 YEAR   5 YEARS   (SINCE 09/30/98)
                                              ------   -------   ----------------
Class A Return Before Taxes                   _____%    _____%        _____%
Class A Return After Taxes on Distributions   _____%    _____%        _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%    _____%        _____%
Class B Return Before Taxes                   _____%    _____%        _____%
Class C Return Before Taxes                   _____%    _____%        _____%
Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees,
   expenses or taxes)                         _____%    _____%        _____%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS A   CLASS B   CLASS C
                                                         --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                     ___%        ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(3)    1.00%     1.00%
   Other expenses(4)                                      ___%        ___%      ___%
   Total annual operating expenses(2)(4)(5)               ___%(3)     ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2005, HIFSCO has agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60% and the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund, is 1.15%, 1.92% and 1.83%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.95% and 1.95%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that


THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD HIGH YIELD FUND

your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___     $___
Year 3                         $___      $___     $___
Year 5                         $___      $___     $___
Year 10                        $___      $___     $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___     $___
Year 3                            $___      $___     $___
Year 5                            $___      $___     $___
Year 10                           $___      $___     $___



THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "A3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.



Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD INCOME FUND

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD INCOME FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   10.02%
2004    5.10%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                         LIFE OF FUND
                                              1 YEAR   (SINCE 10/31/02)
                                              ------   ----------------
Class A Return Before Taxes                   _____%        _____%
Class A Return After Taxes on Distributions   _____%        _____%
Class A Return After Taxes on
   Distributions and Sale of Fund Shares      _____%        _____%
Class B Return Before Taxes                   _____%        _____%
Class C Return Before Taxes                   _____%        _____%
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                         _____%        _____%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD INCOME FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B   CLASS C
                                               --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
      purchases as a percentage of offering
      price                                    4.50%       None      None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price
      or redemption proceeds, whichever is
      less)                                    None(1)     5.00%     1.00%
   Exchange fees                               None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
      fund's assets)
   Management fees                              ___%        ___%      ___%
   Distribution and service (12b-1) fees       0.25%(2)    1.00%     1.00%
   Other expenses(3)                            ___%        ___%      ___%
   Total annual operating expenses(3)(4)        ___%(2)     ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A   CLASS B   CLASS C
--------------------------      -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD INFLATION PLUS FUND

decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.





THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD INFLATION PLUS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   6.68%
2004   6.94%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                    LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/02)
                                                         ------   ----------------
Class A Return Before Taxes                              _____%        _____%
Class A Return After Taxes on Distributions              _____%        _____%
Class A Return After Taxes on
   Distributions  and Sale of Fund Shares                _____%        _____%
Class B Return Before Taxes                              _____%        _____%
Class C Return Before Taxes                              _____%        _____%
Lehman Brothers U.S. TIPS Index
   (reflects no deduction for fees, expenses or taxes)   _____%        _____%



THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD INFLATION PLUS FUND

INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS A   CLASS B   CLASS C
                                                                   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                            4.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption  proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                   None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ___%       ___%      ___%
   Distribution and service (12b-1) fees                           0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                ___%       ___%      ___%
   Total annual operating expenses(3)(4)                            ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -18.76%
2003    49.00%
2004    23.31%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                         LIFE OF FUND
                                              1 YEAR   (SINCE 4/30/01)
                                              ------   ---------------
Class A Return Before Taxes                   _____%        _____%
Class A Return After Taxes on Distributions   _____%        _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%        _____%
Class B Return Before Taxes                   _____%        _____%
Class C Return Before Taxes                   _____%        _____%
MSCI EAFE Index (reflects no deduction
   for fees, expenses or taxes)               _____%        _____%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS A   CLASS B   CLASS C
                                                                     -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                              5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                     None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                                 ___%       ___%      ___%
   Distribution and service (12b-1) fees                             0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                  ___%       ___%      ___%
   Total annual operating expenses(3)(4)                              ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $___ million and $___ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities.


THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997     0.84%
1998    12.53%
1999    39.13%
2000   -15.52%
2001   -18.74%
2002   -20.20%
2003    31.47%
2004    17.27%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                                      ------   -------   ----------------
Class A Return Before Taxes                                           _____%    _____%       _____%
Class A Return After Taxes on Distributions                           _____%    _____%       _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%    _____%       _____%
Class B Return Before Taxes                                           _____%    _____%       _____%
Class C Return Before Taxes(1)                                        _____%    _____%       _____%
MSCI AC World ex US Index (reflects no deduction for
   fees, expenses or taxes)                                           _____%    _____%       _____%(2)


INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


(2)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                          5.50%     None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                              None(1)    5.00%     1.00%
   Exchange fees                                            None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                           ___%       ___%      ___%
   Distribution and service (12b-1) fees                    0.25%(2)   1.00%     1.00%
   Other expenses(3)                                         ___%       ___%      ___%
   Total annual operating expenses(3)(4)                     ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.57%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A   CLASS B   CLASS C
--------------------------      -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     70

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. Under normal circumstances, the fund diversifies its investments among at least three countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.



The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:


     -    a well-articulated business plan,



     -    experienced management,



     -    a sustainable competitive advantage, and



     -    strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.


The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there



THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -4.38%
2003   54.66%
2004   16.21%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                 LIFE OF FUND
                                                                      1 YEAR   (SINCE 4/30/01)
                                                                      ------   ---------------
Class A Return Before Taxes                                           _____%        _____%
Class A Return After Taxes on Distributions                           _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares   _____%        _____%
Class B Return Before Taxes                                           _____%        _____%
Class C Return Before Taxes                                           _____%        _____%
S&P/Citigroup Extended Market Euro-Pacific Index (reflects no         _____%        _____%
   deduction for fees, expenses or taxes)



INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. As of December 31, 2005, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $__ million and $__ billion. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           CLASS A   CLASS B   CLASS C
                                                           -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                         5.50%     None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption  proceeds,
      whichever is less)                                   None(1)    5.00%     1.00%
   Exchange fees                                           None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                          ___%       ___%      ___%
   Distribution and service (12b-1) fees                   0.25%(2)   1.00%     1.00%
   Other expenses(3)                                        ___%       ___%      ___%
   Total annual operating expenses(3)(4)                    ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD MIDCAP FUND

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2005, this range was between approximately $___ million and $___ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a bottom-up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD MIDCAP FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1998    23.12%
1999    50.17%
2000    24.86%
2001    -4.65%
2002   -15.01%
2003    35.84%
2004    15.94%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)



                                                                                                LIFE OF FUND
                                                                           1 YEAR   5 YEARS   (SINCE 12/31/97)
                                                                           ------   -------   ----------------
Class A Return Before Taxes                                                _____%    _____%        _____%
Class A Return After Taxes on Distributions                                _____%    _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares        _____%    _____%        _____%
Class B Return Before Taxes                                                _____%    _____%        _____%
Class C Return Before Taxes(1)                                             _____%    _____%        _____%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)   _____%    _____%        _____%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD MIDCAP FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                    CLASS A    CLASS B   CLASS C
                                                                                  ----------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering
      price                                                                       5.50%         None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
      redemption proceeds, whichever is less)                                     None(1)       5.00%     1.00%
      Exchange fees                                                               None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                ____%         ____%     ____%
   Distribution and service (12b-1) fees                                          0.25%(2)      1.00%     1.00%
   Other expenses(3)                                                              ____%         ____%     ____%
   Total annual operating expenses(3)                                             ____%(2)(4)   ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.37%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD MIDCAP VALUE FUND

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2005, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,



     -    a strong management team, and



     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual


THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD MIDCAP VALUE FUND

returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002    -13.49%
2003     42.49%
2004     15.54%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                          LIFE OF FUND
                                                                               1 YEAR   (SINCE 4/30/01)
                                                                               ------   ---------------
Class A Return Before Taxes                                                    _____%        _____%
Class A Return After Taxes on Distributions                                    _____%        _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares            _____%        _____%
Class B Return Before Taxes                                                    _____%        _____%
Class C Return Before Taxes                                                    _____%        _____%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)   _____%        _____%



INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD MIDCAP VALUE FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A   CLASS B   CLASS C
                                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering
      price                                                                       5.50%      None      None
   Maximum  deferred sales charge (load) (as a percentage of purchase price or
      redemption  proceeds, whichever is less)                                    None(1)    5.00%     1.00%
   Exchange fees                                                                  None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                ____%      ____%     ____%
   Distribution and service (12b-1) fees                                          0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                              ____%      ____%     ____%
   Total annual operating expenses(3)(4)                                          ____%(2)   ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD MONEY MARKET FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    4.73%
1998    4.69%
1999    4.32%
2000    5.33%
2001    3.29%
2002    0.97%
2003    0.24%
2004    0.44%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                                                     LIFE OF FUND(1)
                                                                                  1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                                                  ------   -------   ---------------
Class A                                                                            _____%   _____%      _____%
Class B                                                                            _____%   _____%      _____%
Class C(2)                                                                         _____%   _____%      _____%
60-Day Treasury Bill Index (reflects no deductions for fees, expenses or taxes)    _____%   _____%      _____%(3)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.

(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(3)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD MONEY MARKET FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A   CLASS B   CLASS C
                                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering
      price                                                                       None      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
      redemption proceeds, whichever is less)                                     None(1)   5.00%     1.00%
   Exchange fees                                                                  None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                ____%     ____%     ____%
   Distribution and service (12b-1) fees                                          0.25%(2)  1.00%     1.00%
   Other expenses(3)                                                              ____%     ____%     ____%
   Total annual operating expenses(3)(4)                                          ____%(2)  ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
   Year 1                      $___      $___      $___
   Year 3                      $___      $___      $___
   Year 5                      $___      $___      $___
   Year 10                     $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
   Year 1                         $___      $___      $___
   Year 3                         $___      $___      $___
   Year 5                         $___      $___      $___
   Year 10                        $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD SELECT MIDCAP GROWTH FUND



INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $____ million to $____ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management, LLC. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Chartwell Investment Partners, L.P.'s ("Chartwell") mid-cap strategy focuses on finding companies that demonstrate strong increases in earnings per share. The portfolio managers and analysts search for three key elements in each targeted investment: consistent, long-term growth, regardless of economic growth, sound economic foundation and proven management expertise. In addition, the investment team concentrates on identifying a stable operating environment as perceived through superior business practices, predictable regulatory environments and conservative accounting practices.



Goldman Sachs Asset Management, L.P. ("GSAM") employs a bottom-up investment process that seeks to identify high quality growth companies whose stock price will appreciate as a result of the above average growth in the underlying business. GSAM invests as if it were acquiring the business, rather than investing in the stock. Therefore, analysts spend considerable time evaluating the drivers of long-term growth and profitability for each company.



Northern Capital Management, LLC's ("Northern Capital") mid-cap growth process focuses on bottom-up fundamental research to identify and select growth companies that have significant return potential. The securities in the portfolio can be commonly characterized as growth companies that are market leaders with strong competitive positions.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD SELECT MIDCAP GROWTH FUND



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005



(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2005



(INCLUDES SALES CHARGES)



                                                           1 YEAR
                                                           ------
Class A Return Before Taxes                                 ____%
Class A Return After Taxes on Distributions                 ____%
Class A Return After Taxes on  Distributions and Sale of
   Fund Shares                                              ____%
Class B Return Before Taxes                                 ____%
Class C Return Before Taxes                                 ____%
Russell MidCap Growth Index
   (reflects no deduction for fees, expenses or taxes)      ____%



THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD SELECT MIDCAP GROWTH FUND



INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                          CLASS A   CLASS B   CLASS C
                                                                         --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                     5.50%       None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                   None(1)     5.00%     1.00%
   Exchange fees                                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       ___%        ___%      ___%
   Distribution and service (12b-1) fees                                 0.25%(2)    1.00%     1.00%
   Other expenses(3)                                                     ___%        ___%      ___%
   Total annual operating expenses(3)(4)                                 ___%(2)     ___%      ___%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     86

THE HARTFORD SELECT MIDCAP VALUE FUND



INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with a market capitalization no lower than the lowest market capitalization of companies in the Russell Midcap Index and no higher than three times the weighted average market capitalization of companies in the Russell Midcap Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $__ million to $__ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management LLC. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Artisan Partners Limited Partnership's ("Artisan") mid-cap value strategy invests in a diversified portfolio of mid-cap value companies that Artisan believes are undervalued, in solid financial condition and provide a controlled level of risk. Artisan uses its own research process to analyze potential investments for the portfolio. The focus is on individual companies, rather than on trends in the economy or securities markets. The strategy often finds investment opportunities in companies that have one or more of the following characteristics: turnarounds, companies in transition, companies with hidden assets and companies whose earnings have fallen short of expectations.



Cramer Rosenthal McGlynn, LLC ("CRM") views investment prospects on a long-term basis, believing that successful investing is a result of recognizing change that is material to the operations of a company, often coinciding with misunderstanding and confusion that can result in the securities of a business becoming undervalued relative to its future prospects and peers. CRM's objective is to identify this dynamic change at an early stage, conduct an appraisal of the business, and assess the market's perceptions. CRM uses a bottom-up strategy, conducting comprehensive due diligence that looks for companies that are analyzable and corporate management that is accessible.



Sterling Capital Management LLC's ("Sterling") approach to mid-cap equity management is fundamental, bottom-up and value oriented. Its strategy is to identify stocks of quality companies selling at large discounts to the underlying value of the business. Sterling refers to its philosophy as an "owner's approach" to investing, asking the same questions that a potential owner would ask if they were to enter into a private purchase transaction, examining all factors relevant to the worth of the ongoing business using traditional fundamental security analysis. Like the owner, Sterling focuses on balance sheet quality, normalized earnings power, industry stability and management talent, among other factors.



MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD SELECT MIDCAP VALUE FUND



The sub-advisers' investment strategies will significantly influence the fund's performance. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                   CLASS A   CLASS B   CLASS C
                                                                  --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                5.50%       None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever is less)   None(1)     5.00%     1.00%
   Exchange fees                                                  None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                ___%         ___%      ___%
   Distribution and service (12b-1) fees                          0.25%(2)    1.00%     1.00%
   Other expenses(3)                                               ___%        ___%      ___%
   Total annual operating expenses(3)(4)                           ___%(2)     ___%      ___%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.55%, 2.30%, and 2.30%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     88

THE HARTFORD SELECT MIDCAP VALUE FUND



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD SELECT SMALLCAP GROWTH FUND



INVESTMENT GOAL. The Hartford Select SmallCap Growth Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-advisers believe have superior growth potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small-capitalization companies. The fund defines small-capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, the market capitalization of companies included in these indices ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. HIFSCO serves as the investment manager to the fund and is responsible for the oversight of the fund's investment sub-advisers. HIFSCO has selected two asset managers for the day-to-day portfolio management of the fund: Jennison Associates LLC and Oberweis Asset Management, Inc. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



Jennison Associates LLC ("Jennison") believes that active management through original bottom-up fundamental research can add significant value in uncovering inefficiencies that exist in the small cap asset class. This product's style is best described as growth at a reasonable price. The investment team focuses its research efforts on those companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Original, fundamental bottom-up company research is the basis of the investment process, and the team primarily relies on its own analysis of companies and industry dynamics to make decisions. The team focuses on business evaluation to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. If the team's initial criteria are met and company meetings further satisfy the team's requirements, detailed financial analysis is then performed. This analysis includes internal earnings estimates and earnings/cash flow projections. The final decision is based on the team's assessment of the appreciation potential of a security relative to its target. This potential is evaluated in the context of short and long-term catalysts for the stock as well as the risk attributes of a particular investment.



In managing its portion of the fund's assets, Oberweis Asset Management, Inc. ("Oberweis") seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. Oberweis considers or reviews the following factors and information as guidelines to identify such companies: (1) extraordinarily rapid growth in revenue; (2) extraordinarily rapid growth in pre-tax income; (3) a reasonable price/earnings ratio in relation to the company's underlying growth rate; (4) products or services that offer the opportunity for substantial future growth;
(5) favorable recent trends in revenue and earnings growth, ideally showing acceleration; (6) a reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; (7) the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and (8) high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a



THE HARTFORD MUTUAL FUNDS                                                     90

THE HARTFORD SELECT SMALLCAP GROWTH FUND



company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                          CLASS A   CLASS B   CLASS C
                                                                         --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of   5.50%       None      None
      offering price
   Maximum deferred sales charge (load) (as a percentage of purchase     None(1)     5.00%     1.00%
      price or redemption proceeds, whichever is less)
   Exchange fees                                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       ____%       ____%     ____%
   Distribution and service (12b-1) fees                                 0.25%(2)    1.00%     1.00%
   Other expenses (3)(4)                                                 ____%       ____%     ____%
   Total annual operating expenses (4)(5)                                ____%(2)    ____%     ____%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.40% and 2.40%, respectively. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD SELECT SMALLCAP GROWTH FUND



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                        $____     $____     $____
Year 3                        $____     $____     $____



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                           $____     $____     $____
Year 3                           $____     $____     $____



THE HARTFORD MUTUAL FUNDS                                                     92

THE HARTFORD SHORT DURATION FUND


INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.





THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD SHORT DURATION FUND


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   3.87%
2004   1.45%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was ____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                     LIFE OF FUND
                                                          1 YEAR   (SINCE 10/31/02)
                                                          ------   ----------------
Class A Return Before Taxes                               _____%        _____%
Class A Return After Taxes on Distributions               _____%        _____%
Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                            _____%        _____%
Class B Return Before Taxes                               _____%        _____%
Class C Return Before Taxes                               _____%        _____%
Lehman Brothers 1-5 Year U.S. Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)    _____%        _____%



THE HARTFORD MUTUAL FUNDS                                                     94

THE HARTFORD SHORT DURATION FUND


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS A   CLASS B   CLASS C
                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                3.00%      None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                  None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                 ___%       ___%      ___%
   Distribution and service (12b-1) fees                          0.25%(2)   1.00%     1.00%
   Other expenses(3)                                               ___%       ___%      ___%
   Total annual operating expenses(3)(4)                           ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD SMALL COMPANY FUND

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $___ million and $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     96

THE HARTFORD SMALL COMPANY FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    19.28%
1998    10.46%
1999    65.66%
2000   -13.12%
2001   -15.84%
2002   -30.54%
2003    55.40%
2004    11.37%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                        LIFE OF FUND
                                                   1 YEAR   5 YEARS   (SINCE 07/22/96)
                                                   ------   -------   ----------------
Class A Return Before Taxes                        _____%    _____%      _____%
Class A Return After Taxes on Distributions        _____%    _____%      _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                         _____%    _____%      _____%
Class B Return Before Taxes                        _____%    _____%      _____%
Class C Return Before Taxes(1)                     _____%    _____%      _____%
Russell 2000 Growth Index (reflects no deduction
   for fees, expenses or taxes)                    _____%    _____%      _____% (2)



THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD SMALL COMPANY FUND

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                       CLASS A   CLASS B   CLASS C
                                                                       -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                     5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                 None(1)    5.00%     1.00%
   Exchange fees                                                       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                      ___%       ___%      ___%
   Distribution and service (12b-1) fees                               0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                    ___%       ___%      ___%
   Total annual operating expenses(3)(4)                                ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     98

THE HARTFORD SMALL COMPANY FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $___ million and $___ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom-up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge


THE HARTFORD MUTUAL FUNDS                                                    100

THE HARTFORD SMALLCAP GROWTH FUND

structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996     6.93%
1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -29.08%
2003    49.28%
2004    15.12%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                   1 YEAR   5 YEARS   10 YEARS
                                                   ------   -------   --------
Class A Return Before Taxes(1)                     _____%    _____%     _____%
Class A Return After Taxes on Distributions(1)     _____%    _____%     _____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                          _____%    _____%     _____%
Class B Return Before Taxes(1)                     _____%    _____%     _____%
Class C Return Before Taxes(1)                     _____%    _____%     _____%
Russell 2000 Growth Index (reflects no deduction
   for fees, expenses or taxes)                    _____%    _____%     _____%



THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD SMALLCAP GROWTH FUND

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A   CLASS B  CLASS C
                                                               -------   -------  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None    None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None(1)     5.00%   1.00%
   Exchange fees                                               None        None    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              ___%        ___%    ___%
   Distribution and service (12b-1) fees                       0.25%(2)    1.00%   1.00%
   Other expenses(3)                                            ___%        ___%    ___%
   Total annual operating expenses(3)(4)                        ___%(2)     ___%    ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)      CLASS A   CLASS B   CLASS C
--------------------------      -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    102

THE HARTFORD SMALLCAP GROWTH FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund selects to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.



The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                    104

THE HARTFORD STOCK FUND

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997    31.78%
1998    31.33%
1999    22.31%
2000    -5.09%
2001   -13.73%
2002   -24.49%
2003    25.34%
2004     3.14%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                   LIFE OF FUND
                                              1 YEAR   5 YEARS   (SINCE 07/22/96)
                                              ------   -------   ----------------
Class A Return Before Taxes                   _____%    _____%       _____%
Class A Return After Taxes on Distributions   _____%    _____%       _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%    _____%       _____%
Class B Return Before Taxes                   _____%    _____%       _____%
Class C Return Before Taxes(1)                _____%    _____%       _____%
S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                   _____%    _____%       _____%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                    105

THE HARTFORD STOCK FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                    CLASS A      CLASS B   CLASS C
                                                    -------      -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
      purchases as a percentage of offering price   5.50%         None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                  None(1)       5.00%     1.00%
   Exchange fees                                    None          None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's
      assets)
   Management fees(4)                                ___%          ___%      ___%
   Distribution and service (12b-1) fees            0.25%(2)      1.00%     1.00%
   Other expenses(5)                                 ___%          ___%      ___%
   Total annual operating expenses(4)(5)             ___%(2)(3)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class A shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.28%.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66% and the total annual operating expenses you may pay if you buy and hold Class A, Class B and Class C shares of the fund is 1.32%, 2.13% and 1.98%, respectively.



(5) "Other expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. The "Other Expenses" in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    106

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD TAX-FREE CALIFORNIA FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   3.80%
2004   6.14%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                         LIFE OF FUND
                                              1 YEAR   (SINCE 10/31/02)
                                              ------   ----------------
Class A Return Before Taxes                   _____%        _____%
Class A Return After Taxes on Distributions   _____%        _____%
Class A Return After Taxes on
   Distributions  and Sale of Fund Shares     _____%        _____%
Class B Return Before Taxes                   _____%        _____%
Class C Return Before Taxes                   _____%        _____%
Lehman Brothers California Municipal
   Bond Index (reflects no deduction for
   fees, expenses or taxes)                   _____%        _____%



THE HARTFORD MUTUAL FUNDS                                                    108

THE HARTFORD TAX-FREE CALIFORNIA FUND

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A   CLASS B   CLASS C
                                               -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
      purchases as a percentage of offering
      price                                    4.50%      None      None
   Maximum deferred sales charge (load) (as
      a percentage of purchase price or
      redemption proceeds, whichever is
      less)                                    None(1)    5.00%     1.00%
   Exchange fees                               None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
      fund's assets) Management fees            ___%       ___%      ___%
   Distribution and service (12b-1) fees       0.25%(2)   1.00%     1.00%
   Other expenses(3)                            ___%       ___%     ___%
   Total annual operating expenses(3)(4)        ___%(2)    ___%     ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    109

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those


THE HARTFORD MUTUAL FUNDS                                                    110

THE HARTFORD TAX-FREE MINNESOTA FUND

of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    2.99%
1997    7.76%
1998    5.76%
1999   -2.57%
2000   10.54%
2001    3.69%
2002    7.79%
2003    4.79%
2004    4.45%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                 1 YEAR   5 YEARS   10 YEARS
                                                 ------   -------   --------
Class A Return Before Taxes(1)                   _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)   _____%    _____%    _____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares(1)                    _____%    _____%    _____%
Class B Return Before Taxes(1)                   _____%    _____%    _____%
Class C Return Before Taxes(1)                   _____%    _____%    _____%
Lehman Brothers Municipal Bond Index (reflects
   no deduction for fees, expenses or taxes)     _____%    _____%    _____%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD TAX-FREE MINNESOTA FUND

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None(1)   5.00%     1.00%
   Exchange fees                                           None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                          ___%      ___%      ___%
   Distribution and service (12b-1) fees                   0.25%(2)  1.00%     1.00%
   Other expenses(3)                                        ___%      ___%      ___%
   Total annual operating expenses(3)(4)                    ___%(2)   ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    112

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher


THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD TAX-FREE NATIONAL FUND

than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    3.17%
1997    8.73%
1998    5.23%
1999   -3.66%
2000    9.96%
2001    3.50%
2002    9.70%
2003    4.68%
2004    5.22%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                         1 YEAR   5 YEARS   10 YEARS
                                                                         ------   -------   --------
Class A Return Before Taxes(1)                                           _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)                           _____%    _____%    _____%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)   _____%    _____%    _____%
Class B Return Before Taxes(1)                                           _____%    _____%    _____%
Class C Return Before Taxes(1)                                           _____%    _____%    _____%
Lehman Brothers Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)                                                 _____%    _____%    _____%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    114

THE HARTFORD TAX-FREE NATIONAL FUND

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                                  CLASS A    CLASS B   CLASS C
                                                                                  -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                                                4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                                                  None(1)   5.00%     1.00%
   Exchange fees                                                                    None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                   ___%      ___%      ___%
   Distribution and service (12b-1) fees                                            0.25%(2)  1.00%     1.00%
   Other expenses(3)                                                                 ___%      ___%      ___%
   Total annual operating expenses(3)(4)                                             ___%(2)   ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD TAX-FREE NEW YORK FUND


THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                    116

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2003   6.03%
2004   4.86%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                       LIFE OF FUND
                                                            1 YEAR   (SINCE 10/31/02)
                                                            ------   ----------------
Class A Return Before Taxes                                 _____%        _____%
Class A Return After Taxes on Distributions                 _____%        _____%
Class A Return After Taxes on  Distributions and Sale of
   Fund Shares                                              _____%        _____%
Class B Return Before Taxes                                 _____%        _____%
Class C Return Before Taxes                                 _____%        _____%
Lehman Brothers New York Municipal Bond Index (reflects
   no deduction for fees, expenses or taxes)                _____%        _____%



THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD TAX-FREE NEW YORK FUND

INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A    CLASS B   CLASS C
                                                         -------    -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                         None(1)   5.00%     1.00%
   Exchange fees                                           None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                          ___%      ___%      ___%
   Distribution and service (12b-1) fees                   0.25%(2)  1.00%     1.00%
   Other expenses(3)                                        ___%      ___%      ___%
   Total annual operating expenses(3)(4)                    ___%(2)   ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    118

THE HARTFORD TOTAL RETURN BOND FUND


INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the


THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD TOTAL RETURN BOND FUND

insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1997   10.80%
1998    7.48%
1999   -2.71%
2000   11.26%
2001    7.73%
2002    9.28%
2003    7.14%
2004    3.93%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                    120

THE HARTFORD TOTAL RETURN BOND FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                                       LIFE OF FUND
                                                  1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                  ------   -------   ---------------
Class A Return Before Taxes                        ____%    ____%       _____%
Class A Return After Taxes on Distributions        ____%    ____%       _____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                             ____%    ____%       _____%
Class B Return Before Taxes                        ____%    ____%       _____%
Class C Return Before Taxes(1)                     ____%    ____%       _____%
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees,
   expenses or taxes)                              ____%    ____%       _____% (2)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A   CLASS B   CLASS C
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                     4.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                              None(1)    5.00%     1.00%
   Exchange fees                                            None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                           ___%       ___%      ___%
   Distribution and service (12b-1) fees                    0.25%(2)   1.00%     1.00%
   Other expenses(3)                                         ___%       ___%      ___%
   Total annual operating expenses(3)(4)                     ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                    121

THE HARTFORD TOTAL RETURN BOND FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   --------  -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    122

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have


THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    3.36%
1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   10.82%
2003    0.89%
2004    3.22%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                  1 YEAR   5 YEARS   10 YEARS
                                                  ------   -------   --------
Class A Return Before Taxes(1)                    _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)    _____%    _____%    _____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                         _____%    _____%    _____%
Class B Return Before Taxes(1)                    _____%    _____%    _____%
Class C Return Before Taxes(1)                    _____%    _____%    _____%
Lehman Brothers U.S. Government Index
   (reflects no deduction for fees,
   expenses or taxes)                             _____%    _____%    _____%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    124

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                  4.50%       None     None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or
      redemption proceeds, whichever is less)            None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        ___%       ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                      ___%       ___%      ___%
   Total annual operating expenses(3)(4)                  ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    125

THE HARTFORD VALUE FUND


INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                    126

THE HARTFORD VALUE FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2002   -23.16%
2003    27.85%
2004     9.86%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                             LIFE OF FUND
                                                  1 YEAR   (SINCE 4/30/01)
                                                  ------   ---------------
Class A Return Before Taxes                       _____%        _____%
Class A Return After Taxes on Distributions       _____%        _____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                            _____%        _____%
Class B Return Before Taxes                       _____%        _____%
Class C Return Before Taxes                       _____%        _____%
Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                   _____%        _____%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD MUTUAL FUNDS

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                     CLASS A   CLASS B   CLASS C
                                                                     -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                                 5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                     None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                    ___%       ___%      ___%
   Distribution and service (12b-1) fees                             0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                  ___%       ___%      ___%
   Total annual operating expenses(3)(4)                              ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    128

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,



     -    a strong management team, and



     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (these classes are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's


THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD VALUE OPPORTUNITIES FUND

particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    19.88%
1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.57%
2003    40.85%
2004    17.90%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (___ quarter, ____) and the lowest quarterly return was _____% (___ quarter, ____).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)


                                                       1 YEAR   5 YEARS   10 YEARS
                                                       ------   -------   --------
Class A Return Before Taxes(1)                         _____%    _____%    _____%
Class A Return After Taxes on Distributions(1)         _____%    _____%    _____%
Class A Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                   _____%    _____%    _____%
Class B Return Before Taxes(1)                         _____%    _____%    _____%
Class C Return Before Taxes(1)                         _____%    _____%    _____%
Russell 3000 Value Index (reflects no deduction for
   fees, expenses or taxes)                            _____%    _____%    _____%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.





THE HARTFORD MUTUAL FUNDS                                                    130

THE HARTFORD VALUE OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS A   CLASS B   CLASS C
                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
      percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
      purchase price or redemption proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                  None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                 ___%       ___%      ___%
   Distribution and service (12b-1) fees                          0.25%(2)   1.00%     1.00%
   Other expenses(3)                                               ___%       ___%      ___%
   Total annual operating expenses(3)(4)                           ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    131

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Aggressive Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds-through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.





UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Communications Fund]
[The Hartford Global Financial Services Fund]
[The Hartford Global Health Fund]
[The Hartford Global Leaders Fund]
[The Hartford Global Technology Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund






THE HARTFORD MUTUAL FUNDS                                                    132

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND


The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Leaders Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.


THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


                               (PERFORMACE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    134

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)



                                                                     LIFE OF FUND
                                                          1 YEAR   (SINCE 5/28/04)
                                                          ------   ---------------
Class A Return Before Taxes                                ____%       ____%
Class A Return After Taxes on Distributions                ____%       ____%
Class A Return After Taxes on Distributions and Sale of    ____%       ____%
    Fund Shares
Class B Return Before Taxes                                ____%       ____%
Class C Return Before Taxes                                ____%       ____%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)        ____%       ____%(1)



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.






(1)  Return is from 5/31/04 - 12/31/05


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                                CLASS A   CLASS B   CLASS C
                                                                                -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                                         5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever is less)              None(1)    5.00%     1.00%
   Exchange fees                                                                None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                               ___%       ___%      ___%
   Distribution and service (12b-1) fees                                        0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                             ___%       ___%      ___%
   Underlying Fund fees and expenses                                             ___%       ___%      ___%
   Total annual operating expenses (3)(4)                                        ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.30% and 2.30%, respectively. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                    135

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    136

THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will comprise domestic and international equity funds, while the fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.





UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Communications Fund]
[The Hartford Global Financial Services Fund]
[The Hartford Global Health Fund]
[The Hartford Global Leaders Fund]
[The Hartford Global Technology Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



THE HARTFORD MUTUTAL FUNDS                                                   137

THE HARTFORD GROWTH ALLOCATION FUND


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund






The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Leaders Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


THE HARTFORD MUTUTAL FUNDS                                                   138

THE HARTFORD GROWTH ALLOCATION FUND

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's



THE HARTFORD MUTUTAL FUNDS                                                   139

THE HARTFORD GROWTH ALLOCATION FUND


particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005



(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



(INCLUDES SALES CHARGES)



                                                                LIFE OF FUND
                                                      1 YEAR   (SINCE 5/28/04)
                                                      ------   ---------------
Class A Return Before Taxes                            ____%       ____%
Class A Return After Taxes on Distributions            ____%       ____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                             ____%       ____%
Class B Return Before Taxes                            ____%       ____%
Class C Return Before Taxes                            ____%       ____%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)    ____%       ____%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.






(1) Return is from 5/31/04 - 12/31/05



THE HARTFORD MUTUTAL FUNDS                                                   140

THE HARTFORD GROWTH ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                        CLASS A   CLASS B   CLASS C
                                                        -------   -------   -------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as
   a percentage of offering price                       5.50%      None      None
Maximum deferred sales charge (load) (as a percentage
   of purchase price or redemption proceeds,
   whichever is less)                                   None(1)    5.00%     1.00%
Exchange fees                                           None       None      None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                          ___%       ___%      ___%
Distribution and service (12b-1) fees                   0.25%(2)   1.00%     1.00%
Other expenses (3)                                       ___%       ___%      ___%
Underlying Fund fees and expenses                        ___%       ___%      ___%
Total annual operating expenses (3)(4)                   ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.55%, 2.20% and 2.20%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUTAL FUNDS                                                   141

THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will comprise domestic and international equity funds, while the fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.





UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Communications Fund]
[The Hartford Global Financial Services Fund]
[The Hartford Global Health Fund]
[The Hartford Global Leaders Fund]
[The Hartford Global Technology Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



THE HARTFORD MUTUAL FUNDS                                                    142

THE HARTFORD BALANCED ALLOCATION FUND


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund






The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Leaders Fund]
The Hartford International Capital Appreciation Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


THE HARTFORD MUTUAL FUNDS                                                    143

THE HARTFORD BALANCED ALLOCATION FUND

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



THE HARTFORD MUTUTAL FUNDS                                                   144

THE HARTFORD BALANCED ALLOCATION FUND


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)






                                                                LIFE OF FUND
                                                      1 YEAR   (SINCE 5/28/04)
                                                      ------   ---------------
Class A Return Before Taxes                            ____%      ____%
Class A Return After Taxes on Distributions            ____%      ____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                             ____%      ____%
Class B Return Before Taxes                            ____%      ____%
Class C Return Before Taxes                            ____%      ____%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)    ____%      ____%(1)
Lehman Brothers U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)    ____%      ____%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.



(1) Return is from 5/31/04 - 12/31/05



THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD BALANCED ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                             CLASS A   CLASS B   CLASS C
                                                                             -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                         5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price
      or redemption proceeds, whichever is less)                             None(1)    5.00%     1.00%
   Exchange fees                                                             None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                           ____%      ____%     ____%
   Distribution and service (12b-1) fees                                     0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                         ____%      ____%     ____%
   Underlying Fund fees and expenses                                         ____%      ____%     ____%
   Total annual operating expenses (3)(4)                                    ____%(2)   ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    146

THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will comprise fixed income funds investing in several asset classes of varying credit quality, while the equity component will comprise domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.





UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Communications Fund]
[The Hartford Global Financial Services Fund]
[The Hartford Global Health Fund]
[The Hartford Global Leaders Fund]
[The Hartford Global Technology Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



THE HARTFORD MUTUAL FUNDS                                                    147

THE HARTFORD CONSERVATIVE ALLOCATION FUND


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund






The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
[The Hartford Global Leaders Fund]
The Hartford International Capital Appreciation Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in


THE HARTFORD MUTUAL FUNDS                                                    148

THE HARTFORD CONSERVATIVE ALLOCATION FUND

which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund



THE HARTFORD MUTUAL FUNDS                                                    149

THE HARTFORD CONSERVATIVE ALLOCATION FUND


shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)






                                                             LIFE OF FUND
                                                  1 YEAR   (SINCE 5/28/04)
                                                  ------   ---------------
Class A Return Before Taxes                        ____%       ____%
Class A Return After Taxes on Distributions        ____%       ____%
Class A Return After Taxes on Distributions and
   Sale of Fund Shares                             ____%       ____%
Class B Return Before Taxes                        ____%       ____%
Class C Return Before Taxes                        ____%       ____%
S&P 500 Index
(reflects no deduction for fees, expenses or
taxes)                                             ____%       ____%(1)
Lehman Brothers U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or
taxes)                                             ____%       ____%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.



(1)  Return is from 5/31/04 - 12/31/05



THE HARTFORD MUTUAL FUNDS                                                    150

THE HARTFORD CONSERVATIVE ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                                  CLASS A   CLASS B   CLASS C
                                                                                  -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering
      price                                                                       5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
      redemption proceeds, whichever is less)                                     None(1)    5.00%     1.00%
   Exchange fees                                                                  None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                ____%      ____%     ____%
   Distribution and service (12b-1) fees                                          0.25%(2)   1.00%     1.00%
   Other expenses(3)                                                              ____%      ____%     ____%
   Underlying Fund fees and expenses                                              ____%      ____%     ____%
   Total annual operating expenses (3)(4)                                         ____%(2)   ____%     ____%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    151

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford mutual funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research as well as research and recommendations of Ibbotson.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will comprise fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The Underlying Funds in which the fund invested in as of December 31, 2005 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.


THE HARTFORD MUTUAL FUNDS                                                    152

THE HARTFORD INCOME ALLOCATION FUND

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual



THE HARTFORD MUTUAL FUNDS                                                    153

THE HARTFORD INCOME ALLOCATION FUND


returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURN FOR CALENDAR YEAR 2005
(EXCLUDES SALES CHARGES)


                               (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005
(INCLUDES SALES CHARGES)






                                                                       LIFE OF FUND
                                                            1 YEAR   (SINCE 5/28/04)
                                                            ------   ---------------
Class A Return Before Taxes                                  ____%       ____%
Class A Return After Taxes on Distributions                  ____%       ____%
Class A Return After Taxes on  Distributions  and Sale of
   Fund Shares                                               ____%       ____%
Class B Return Before Taxes                                  ____%       ____%
Class C Return Before Taxes                                  ____%       ____%
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or taxes)       ____%       ____%(1)



INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.



(1)  Return is from 5/31/04 - 12/31/05



THE HARTFORD MUTUAL FUNDS                                                    154

THE HARTFORD INCOME ALLOCATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     4.50%      None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)    5.00%     1.00%
   Exchange fees                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                     ___%       ___%      ___%
   Distribution and service (12b-1) fees                 0.25%(2)   1.00%     1.00%
   Other expenses(3)                                      ___%       ___%      ___%
   Underlying Fund fees and expenses                      ___%       ___%      ___%
   Total annual operating expenses (3)(4)                 ___%(2)    ___%      ___%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.





(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.


(4) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $___      $___      $___
Year 3                         $___      $___      $___
Year 5                         $___      $___      $___
Year 10                        $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    155

THE HARTFORD INCOME ALLOCATION FUND

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $___      $___      $___
Year 3                            $___      $___      $___
Year 5                            $___      $___      $___
Year 10                           $___      $___      $___



THE HARTFORD MUTUAL FUNDS                                                    156

THE HARTFORD RETIREMENT INCOME FUND



INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



THE HARTFORD MUTUAL FUNDS                                                    157

THE HARTFORD RETIREMENT INCOME FUND



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



THE HARTFORD MUTUAL FUNDS                                                    158

THE HARTFORD RETIREMENT INCOME FUND



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



THE HARTFORD MUTUAL FUNDS                                                    159

THE HARTFORD RETIREMENT INCOME FUND



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                          CLASS A   CLASS B   CLASS C
                                                         --------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                     5.50%       None      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase price or redemption
      proceeds, whichever is less)                       None(1)     5.00%     1.00%
   Exchange fees                                         None        None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                    0.20%       0.20%     0.20%
   Distribution and service (12b-1) fees                 0.25%(2)    1.00%     1.00%
   Other expenses (3)(4)                                 0.18%       0.18%     0.18%
   Underlying Fund fees and expenses (3)                 0.78%       0.78%     0.78%
   Total annual operating expenses (4)(5)                1.41%(2)    2.16%     2.16%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $686      $719      $319
Year 3                         $972      $976      $676



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $686      $219      $219
Year 3                            $972      $676      $676



THE HARTFORD MUTUAL FUNDS                                                    160

THE HARTFORD TARGET RETIREMENT 2010 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund



THE HARTFORD MUTUAL FUNDS                                                    161

THE HARTFORD TARGET RETIREMENT 2010 FUND



The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



THE HARTFORD MUTUAL FUNDS                                                    162

THE HARTFORD TARGET RETIREMENT 2010 FUND



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of



THE HARTFORD MUTUAL FUNDS                                                    163

THE HARTFORD TARGET RETIREMENT 2010 FUND



any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                                         CLASS A   CLASS B   CLASS C
                                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                     5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                   None(1)    5.00%     1.00%
   Exchange fees                                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       0.20%      0.20%     0.20%
   Distribution and service (12b-1) fees                                 0.25%(2)   1.00%     1.00%
   Other expenses (3)(4)                                                 0.18%      0.18%     0.18%
   Underlying Fund fees and expenses (3)                                 0.83%      0.83%     0.83%
   Total annual operating expenses (4)(5)                                1.46%(2)   2.21%     2.21%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.30%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                    164

THE HARTFORD TARGET RETIREMENT 2010 FUND



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                         $690      $724      $324
Year 3                         $986      $991      $691



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                            $690      $224      $224
Year 3                            $986      $691      $691



THE HARTFORD MUTUAL FUNDS                                                    165

THE HARTFORD TARGET RETIREMENT 2020 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund



THE HARTFORD MUTUAL FUNDS                                                    166

THE HARTFORD TARGET RETIREMENT 2020 FUND



The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



THE HARTFORD MUTUAL FUNDS                                                    167

THE HARTFORD TARGET RETIREMENT 2020 FUND



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another



THE HARTFORD MUTUAL FUNDS                                                    168

THE HARTFORD TARGET RETIREMENT 2020 FUND



asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                                         CLASS A   CLASS B   CLASS C
                                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                     5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                   None(1)    5.00%     1.00%
   Exchange fees                                                         None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                       0.20%      0.20%     0.20%
   Distribution and service (12b-1) fees                                 0.25%(2)   1.00%     1.00%
   Other expenses (3)(4)                                                 0.18%      0.18%     0.18%
   Underlying Fund fees and expenses (3)                                 0.88%      0.88%     0.88%
   Total annual operating expenses (4)(5)                                1.51%(2)   2.26%     2.26%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.35%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund



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THE HARTFORD TARGET RETIREMENT 2020 FUND



fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



You would pay the following expenses if you redeemed your shares at the end of each period:



EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                        $  695    $  729     $329
Year 3                        $1,001    $1,006     $706



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                           $  695     $229      $229
Year 3                           $1,001     $706      $706



THE HARTFORD MUTUAL FUNDS                                                    170

THE HARTFORD TARGET RETIREMENT 2030 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund



THE HARTFORD MUTUAL FUNDS                                                    171

THE HARTFORD TARGET RETIREMENT 2030 FUND



The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



THE HARTFORD MUTUAL FUNDS                                                    172

THE HARTFORD TARGET RETIREMENT 2030 FUND



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive



THE HARTFORD MUTUAL FUNDS                                                    173

THE HARTFORD TARGET RETIREMENT 2030 FUND



to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                                     CLASS A   CLASS B   CLASS C
                                                                     -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                              5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever is less)   None(1)    5.00%     1.00%
   Exchange fees                                                     None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   0.20%      0.20%     0.20%
   Distribution and service (12b-1) fees                             0.25%(2)   1.00%     1.00%
   Other expenses (3)(4)                                             0.27%      0.27%     0.27%
   Underlying Fund fees and expenses (3)                             0.92%      0.92%     0.92%
   Total annual operating expenses (4)(5)                            1.64%(2)   2.39%     2.39%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."



(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3)  Estimated.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Effective November 1, 2005, Hartford Administrative Services Company, the fund's transfer agent, has agreed to waive a portion of the transfer agency fees under a voluntary undertaking to 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



THE HARTFORD MUTUAL FUNDS                                                    174

THE HARTFORD TARGET RETIREMENT 2030 FUND



You would pay the following expenses if you redeemed your shares at the end of each period:






EXPENSES (WITH REDEMPTION)   CLASS A   CLASS B   CLASS C
--------------------------   -------   -------   -------
Year 1                        $  708    $  742     $342
Year 3                        $1,039    $1,045     $745



You would pay the following expenses if you did not redeem your shares:



EXPENSES (WITHOUT REDEMPTION)   CLASS A   CLASS B   CLASS C
-----------------------------   -------   -------   -------
Year 1                           $  708     $242     $242
Year 3                           $1,039     $745     $745



THE HARTFORD MUTUAL FUNDS                                                    175

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.



With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.



The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, U.S. Government Securities Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Aggressive Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which


THE HARTFORD MUTUAL FUNDS                                                    176

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.


The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund and International Small Company Fund only.


FOREIGN INVESTMENTS


Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. In addition to the securities of foreign issuers and non-dollar securities, the Floating Rate Fund may also invest in the loans of foreign borrowers and non-dollar loans as part of its principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.



Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.



Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.



THE HARTFORD MUTUAL FUNDS                                                    177

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES (EACH FUND, EXCEPT THE FUNDS OF FUNDS)


Each fund, except the funds of funds, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.


THE HARTFORD MUTUAL FUNDS                                                    178

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Appreciation II Fund, Focus Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, Select MidCap Growth Fund, Select SmallCap Growth Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund may have relatively high portfolio turnover. [TO BE UPDATED.] The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.



Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.



Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.



THE HARTFORD MUTUAL FUNDS                                                    179

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.

SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement


THE HARTFORD MUTUAL FUNDS                                                    180

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGIES FOR THE HARTFORD SELECT MIDCAP SELECT GROWTH FUND AND THE HARTFORD SELECT MIDCAP VALUE FUND

THE HARTFORD SELECT MIDCAP GROWTH FUND

Chartwell

In implementing a mid-cap strategy for the Select MidCap Growth Fund, the Chartwell team of managers and analysts rely on both proprietary and non-proprietary sources of information for the investment decisions, including direct company contacts, unbiased primary information sources, such as suppliers and customers, as well as Wall Street research for basic company and industry information. Individual securities are evaluated using conservative valuation parameters, measured against their historical levels and relative to a peer universe. Among the valuation metrics utilized are price to earnings, earnings growth rates, ratio of price to earnings to growth, price to cash flow, return on equity, return on assets, return on investments, as well as quarterly earnings expectations and results.

In constructing portfolios of sound investments, Chartwell utilizes a continuous process of fundamental research, evaluation, portfolio construction and monitoring. The investment universe comprises 800 securities ranging in market capitalization between $1.5 billion and $10 billion with a median of approximately $3 billion. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth. The portfolio typically comprises 50-60 names. Chartwell's mid-cap growth investment style lies between growth at a reasonable price and momentum investing.

GSAM

In implementing a bottom-up investment process that seeks to identify high quality growth companies, the GSAM investment team conducts fundamental analysis of industry and company financials to determine the real worth of the business. In an effort to buy businesses poised for long-term growth, the research team focuses on companies with strong business franchises, favorable long-term prospects and exceptional management. In addition, analysts evaluate the strategic long-term growth capabilities of a business rather than short-term factors. The end result is a portfolio of high quality growth companies with relatively low turnover. The investment process begins with a universe of companies with market capitalizations ranging from $500 million to $13 billion. Investment ideas originate from internal investment group meetings, periodicals or through discussions with other companies under coverage. Companies are evaluated based on numerous investment criteria, namely dominant market shares, established brand names, pricing power, recurring revenue streams, free cash flow, high returns on invested capital, predictable and sustainable growth, long product life cycles, enduring competitive advantage, favorable demographics and excellent management. If the company meets the investment criteria, analysts create a financial model based on the balance sheet, income and cash flow statements and also calculate the company's total enterprise value. Analysts will also meet with management, competitors, customers and suppliers to assess the company's long-term fundamentals, business plan and current and future challenges. The portfolio ultimately consists of approximately 60-80 securities with a median market capitalization of $3 billion to $4 billion. Analysts concentrate on growth companies whose intrinsic business value is attractive relative to its stock price and is expected to increase over time. The expectation is that investing in a growth company at a discount provides a margin of safety and a potential for incremental return to the portfolio as the gap between the stock price and intrinsic value contracts. This is also a key component of GSAM's ability to manage risk over the long term. As it relates to risk management, GSAM employs a number of policies and procedures in portfolio construction, which include monitoring of sector, industry and stock exposures, and utilizes a variety of portfolio construction analysis tools.

Northern Capital

In implementing a mid-cap growth strategy to identify and select growth companies, the Northern Capital investment team combines traditional fundamental research with competitive analysis to rank securities based on the level and sustainability of their earnings growth. The team then constructs the portfolio by purchasing securities where the market price does not fully reflect the company's underlying growth prospects. This disciplined process is intended to produce long-term results that exceed the returns of the overall market over a full market cycle. The mid-cap coverage universe initially comprises some 350 companies based on the following criteria: market capitalizations generally between $1 billion to $12 billion, historical earnings per share growth faster than the market,


THE HARTFORD MUTUAL FUNDS                                                    181

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

leaders within their respective industries and strong competitive position. Investment analysts construct proprietary earnings models and competitive advantage rankings based on information gathered from various company and industry sources. Analysts' growth assumptions and competitive advantage rankings are also used to develop terminal price/earnings models that reflect analysts' assumptions about the sustainability of each company's long-term earnings. The portfolio is constructed from 50-60 of the most attractive stocks based on expected returns and consistent with industry diversification constraints.

THE HARTFORD SELECT MIDCAP VALUE FUND

Artisan

After identifying companies that appear to present investment opportunities, Artisan does in-depth financial analysis, looking primarily for three attributes: undemanding valuation (securities selling at a value significantly below Artisan's estimate of the value of the business), favorable economics (cash-producing businesses that Artisan believes are capable of earning acceptable returns on capital over the company's business cycle) and financial strength (companies with an acceptable level of debt and positive cash flow). The research process involves several key steps, including an in-depth analysis of the financial statements, an examination of the company's competitive position within its industry, a thorough analysis and review of the company's resources, and a review of business economics and cash flows. Artisan invests primarily in stocks with market caps between $1.5 billion and $10 billion at the time of initial investment by Artisan, though as long as an investment continues to meet Artisan's other investment criteria, Artisan may choose to hold a stock even if the company grows beyond the $10 billion capitalization level or falls below the $1.5 billion capitalization level.

The Artisan portion of the portfolio is broadly diversified by sector and security. Exposure to a single industry reflects Artisan's perception of investment opportunities within the market but does not exceed 25% of the Artisan portion of the portfolio (at market value at time of purchase). Positions are limited to a maximum of 5% of net assets of the Artisan portion of the portfolio (at market value at time of purchase). Artisan tries to maintain a cash position of no more than 5% of net assets of the Artisan portion of the portfolio, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the cash position of the Artisan portion of the portfolio to be larger or smaller.

Artisan monitors each holding closely, evaluating new information relative to the original reasons for investing. Stocks generally are sold when Artisan thinks the stock is too expensive compared to its estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

CRM

CRM's mid-cap value strategy is bottom-up with an initial stock universe of 1,000-1,200 securities with market capitalization ranging from $1 billion - $10 billion, at purchase. Initial stock purchases represent 1-5% of the account depending on the liquidity of the individual security. The maximum position size may be allowed to appreciate to no more than 8% of the account. Although the firm's investment style is clearly bottom-up, CRM adheres to broad sector limits of 35% of the portfolio. A typical portfolio will hold 50-65 securities with an average annual turnover of 40-60%.

The investment process begins by the early identification of dynamic change that is material to the operations of a publicly traded company. CRM is attracted to companies, which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. In its experience, this change often creates confusion and misunderstanding which can lead to undervaluation by the market. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of manufacturing/distribution, regulatory change, etc. Once change is identified, CRM conducts an appraisal of the business by producing a financial model based principally upon projected cash flow (which normalizes the inconsistencies of GAAP reported earnings). This appraisal is evaluated in the context of what the market is willing to pay for comparable companies as publicly traded stocks and also what a strategic buyer would pay for the whole company. CRM also evaluates the degree of recognition of the business by investors by monitoring the number and opinions of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, CRM typically conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

Ideas are generated from a variety of sources including: qualitative; news services; event driven information; quantitative screens; price/neglect and metrics/valuation relationships; 'Connecting the Dots' research; companies within the same industry and companies in separate industries. CRM's ideas are generated internally with tremendous interaction between the group of 20 investment research professionals. The investment professionals regularly meet companies around the country and sponsor more than 300 company/


THE HARTFORD MUTUAL FUNDS                                                    182

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

management meetings. Approximately, 90% of its research is internally sourced through a variety of means. With a research staff of 20, most of CRM's company research will be done in house as opposed to using outside sources. However, CRM does use outside sources to corroborate its conclusions and to see what expectations others may have for a company.

Sterling

Sterling's stock selection process begins with a universe of companies with market capitalization ranging from $1 billion to $10 billion. This universe includes over 1,500 companies and incorporates a full range of industries and sectors. Sterling uses both structured and non-structured screens to narrow this universe, resulting in list of 100-200 companies that are more closely analyzed as potential investments. With a focus on fundamentals, Sterling's equity investment team seeks businesses with strong cash flow, a competitive advantage, balance sheet strength and above average profitability. The team is also looking for quality management with characteristics of insider ownership, fair incentive compensation, and a long-term history of skilled capital allocation decisions. In establishing a company's intrinsic value, the firm utilizes multiple valuation tools. The primary valuation technique employed is a comprehensive discounted cash flow model. Buy and sell targets are based on Sterling's estimate of intrinsic value. The valuation generated is assessed using a market-based approach and compared versus private transactions among industry peers for reasonableness. Sterling maintains a proprietary database of mergers and acquisitions by industry and the corresponding metrics for each transaction.

Once each investment candidate is thoroughly researched and reviewed, Sterling constructs a "best ideas" portfolio consisting of 30-50 stocks. Portfolio risk is controlled based on multiple criteria within the portfolio, including a rigorously followed sell discipline. The equity team remains aware of and seeks to avoid significant sector concentration, with no more than a 15-percentage point overweight versus the benchmark.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.



THE HARTFORD MUTUAL FUNDS                                                    183

MANAGEMENT OF THE FUNDS


THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $_____ billion in assets as of December 31, 2005. At the same time, HIFSCO had over $____ billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. With respect to the funds of funds, Ibbotson serves as a consultant to HIFSCO in the selection of the Underlying Funds and the determination of each fund of funds' asset allocations among the Underlying Funds. Ibbotson, one of the premier firms in designing asset allocation-based investment strategies, is principally located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.



The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies.



While no enforcement actions have been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigation related to market timing and the SEC is likely to take some action at the conclusion of the on-going investigation of directed brokerage. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, the Company recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to The Hartford of these matters may exceed or be below the reserve amount, perhaps by a significant amount. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in


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MANAGEMENT OF THE FUNDS


this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $___ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management and its wholly-owned subsidiary had investment management authority over approximately $___ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



Chartwell Investment Partners, L.P. ("Chartwell") is an investment sub-adviser to the Select MidCap Growth Fund. Founded in 1997, Chartwell is a multi-product equity and fixed income investment adviser. As of December 31, 2005, Chartwell managed over $___ billion in assets for over 200 institutional, sub-advisory and private client relationships. Chartwell is principally located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.



Goldman Sachs Asset Management, L.P. ("GSAM") is an investment sub-adviser to the Select MidCap Growth Fund. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990, and is an affiliate of Goldman, Sachs & Co., as a part of its Investment Management Division. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Co., had assets under management of approximately $___ billion. GSAM is principally located at 32 Old Slip, New York, New York 10005.



Northern Capital Management, LLC ("Northern Capital") is an investment sub-adviser to the Select MidCap Growth Fund. Northern Capital is a professional investment management firm providing investment advisory services to institutional and individual investors. As of December 31, 2005, Northern Capital had investment management authority over $___ billion in assets. Northern Capital is principally located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.



Artisan Partners Limited Partnership ("Artisan") is an investment sub-adviser to the Select MidCap Value Fund. Artisan, a Delaware limited partnership, is a registered investment adviser providing investment management services to pension and profit sharing plans, trusts, endowments, foundations and charitable organizations and investment management and, in some cases, administrative services to investment companies. As of December 31, 2005, Artisan had investment management authority over approximately $___ billion in assets. Artisan is principally located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.



Cramer Rosenthal McGlynn, LLC ("CRM") is an investment sub-adviser to the Select MidCap Value Fund. CRM is an investment management company providing services to the institutional community representing corporate pensions, public funds, educational, community, religious and private endowments and foundations, as well as investment companies and individuals. As of December 31, 2005, Cramer Rosenthal McGlynn had approximately $___ billion in assets under management. CRM is principally located at 520 Madison Avenue, New York, NY, 10022.



THE HARTFORD MUTUAL FUNDS                                                    185

MANAGEMENT OF THE FUNDS



Sterling Capital Management LLC ("Sterling") is an investment sub-adviser to the Select MidCap Value Fund. Sterling, a North Carolina limited liability company, is an investment firm that provides investment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 2005, Sterling had investment authority over approximately $___ billion in assets. Sterling is principally located at 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.



Jennison Associates LLC ("Jennison") is an investment sub-adviser to the Select SmallCap Growth Fund. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately $___ billion in assets as of December 31, 2005. Jennison is located at 466 Lexington Avenue, New York, New York 10017.



Oberweis Asset Management, Inc. ("Oberweis") is an investment sub-adviser to the Select SmallCap Growth Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 and is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $___ billion in assets under management.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:


SELECT SMALLCAP GROWTH FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.05%
Next $500 million             1.00%
Amount Over $1 billion        0.95%



CAPITAL APPRECIATION II FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            1.00%
Next $250 million             0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%



FOCUS FUND(1), GLOBAL COMMUNICATIONS FUND(2), GLOBAL FINANCIAL SERVICES FUND(2), GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND SELECT MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.95%
Amount Over $1 billion        0.90%



(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90%.



(2) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55%. This management fee waiver may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                    186

MANAGEMENT OF THE FUNDS


INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             1.00%
Next $500 million              0.90%
Amount Over $1 billion         0.85%


GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $100 million             1.00%
Next $150 million              0.80%
Amount Over $250 million       0.70%



SELECT MIDCAP GROWTH FUND



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.90%
Next $500 million              0.85%
Amount Over $1 billion         0.80%


GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.85%
Next $500 million              0.75%
Amount Over $1 billion         0.70%


TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $50 million              0.80%
Next $4.95 billion             0.70%
Next $5 billion                0.68%
Amount Over $10 billion        0.67%



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(3), STOCK FUND(4) AND VALUE FUND



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.80%
Next $500 million              0.70%
Amount Over $1 billion         0.65%



(3) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50%.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66%.



DIVIDEND AND GROWTH FUND



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.75%
Next $500 million              0.65%
Amount Over $1 billion         0.60%



THE HARTFORD MUTUAL FUNDS                                                    187

MANAGEMENT OF THE FUNDS



HIGH YIELD FUND (5)



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.75%
Next $500 million              0.65%
Next $4 billion                0.60%
Next $5 billion                0.58%
Amount Over $10 billion        0.57%



(5) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60%.


TAX-FREE MINNESOTA FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $50 million              0.72%
Next $4.95 billion             0.70%
Next $5 billion                0.68%
Amount Over $10 billion        0.67%



ADVISERS FUND (6)



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million              0.69%
Next $500 million              0.625%
Amount Over $1 billion         0.575%



(6) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56%.



FLOATING RATE FUND(7)



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.65%
Next $4.5 billion              0.60%
Next $5 billion                0.58%
Amount Over $10 billion        0.57%



(7) HIFSCO has voluntarily agreed to waive its management fees until April 29, 2006. While such waiver is in effect, the management fee is 0.00%.



TOTAL RETURN BOND FUND



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.65%
Next $500 million              0.55%
Next $4 billion                0.50%
Next $5 billion                0.48%
Amount Over $10 billion        0.47%


INCOME FUND AND INFLATION PLUS FUND








AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.60%
Next $4.5 billion              0.55%
Next $5 billion                0.53%
Amount Over $10 billion        0.52%



THE HARTFORD MUTUAL FUNDS                                                    188

MANAGEMENT OF THE FUNDS


SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.55%
Next $4.5 billion              0.50%
Next $5 billion                0.48%
Amount Over $10 billion        0.47%


MONEY MARKET FUND


AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.50%
Next $500 million              0.45%
Next $4 billion                0.40%
Next $5 billion                0.38%
Amount Over $10 billion        0.37%



AGGRESSIVE GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND



AVERAGE DAILY NET ASSETS    ANNUAL RATE
-------------------------   -----------
First $500 million             0.20%
Amount Over $500 million       0.15%



For each fund's fiscal year ended October 31, 2005, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                              10/31/2005
---------                                              ----------
The Hartford Advisers Fund                                 %*
The Hartford Capital Appreciation Fund                     %
The Hartford Disciplined Equity Fund                       %
The Hartford Dividend and Growth Fund                      %
The Hartford Equity Income Fund                            %
The Hartford Focus Fund                                    %
The Hartford Global Communications Fund                    %
The Hartford Global Financial Services Fund                %
The Hartford Global Health Fund                            %
The Hartford Global Leaders Fund                           %
The Hartford Global Technology Fund                        %
The Hartford Growth Fund                                   %
The Hartford Growth Opportunities Fund                     %
The Hartford High Yield Fund                               %
The Hartford Income Fund                                   %
The Hartford Inflation Plus Fund                           %
The Hartford International Capital Appreciation Fund       %
The Hartford International Opportunities Fund              %
The Hartford International Small Company Fund              %
The Hartford MidCap Fund                                   %
The Hartford MidCap Value Fund                             %
The Hartford Money Market Fund                             %
The Hartford Short Duration Fund                           %
The Hartford Small Company Fund                            %
The Hartford SmallCap Growth Fund                          %
The Hartford Stock Fund                                    %
The Hartford Tax-Free California Fund                      %
The Hartford Tax-Free Minnesota Fund                       %
The Hartford Tax-Free National Fund                        %



THE HARTFORD MUTUAL FUNDS                                                    189

MANAGEMENT OF THE FUNDS



The Hartford Tax-Free New York Fund                        %
The Hartford Total Return Bond Fund                        %
The Hartford U.S. Government Securities Fund               %
The Hartford Value Fund                                    %
The Hartford Value Opportunities Fund                      %
The Hartford Aggressive Growth Allocation Fund             %
The Hartford Growth Allocation Fund                        %
The Hartford Balanced Allocation Fund                      %
The Hartford Conservative Allocation Fund                  %
The Hartford Income Allocation Fund                        %






* Effective November 1, 2005, HIFSCO has reduced its management fee from 0.64% to 0.61%.



A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2005.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since May 2005. Mr. Pannell joined Wellington Management as an investment professional in 1974.



CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.



CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.



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Value Opportunities



James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).



David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).



David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Growth Opportunities



Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Special Situations



Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Global Equities



Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Capital Appreciation



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).



DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.



Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since September, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.



FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of



THE HARTFORD MUTUAL FUNDS                                                    191

MANAGEMENT OF THE FUNDS



its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.



John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.



FOCUS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.



Archana Basi, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).



David Nincic, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.



GLOBAL FINANCIAL SERVICES FUND This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.



Mark T. Lynch, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Lynch has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the banking sector.



Theodore E. Shasta, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1996. Mr. Shasta has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the insurance sector.



Jennifer L. Nettesheim, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Ms. Nettesheim has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector. Prior to joining Wellington Management, Ms. Nettesheim was an investment professional at Fidelity Investments (1997-2002).



Andrew R. Heiskell, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Mr. Heiskell has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors. Prior to joining Wellington Management, Mr. Heiskell was an investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001).



THE HARTFORD MUTUAL FUNDS                                                    192

MANAGEMENT OF THE FUNDS



GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.



Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.



Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.



Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.



Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.



GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.



Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.



John F. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.



Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.



Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.



Anita M. Killian, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.



THE HARTFORD MUTUAL FUNDS                                                    193

MANAGEMENT OF THE FUNDS



Vikram Murthy, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).



GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



HIGH YIELD FUND The fund is co-managed by Mark Niland and Nasri Toutoungi.






Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.



Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.



INCOME FUND The fund is managed by Edward Vaimberg and William H. Davison.



Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a Managing Director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October
31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October
31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.



THE HARTFORD MUTUAL FUNDS                                                    194

MANAGEMENT OF THE FUNDS



Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President and Co-Director of International Equity Management of Wellington Management, has served as portfolio manager of the fund since its inception in 1996. Mr. Skramstad joined Wellington Management as an investment professional in 1993.



Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000 and for the firm for the past five years.






INTERNATIONAL SMALL COMPANY FUND Edward L. Makin, Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), has served as portfolio manager of the fund since its inception in 2001. Mr. Makin joined Wellington Management as an investment professional in 1994.



MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.



MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.


MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SELECT MIDCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Chartwell Investment Partners, L.P. The portion of the fund allocated to Chartwell is co-managed by Edward N. Antoian and Mark J. Cunneen.



Edward N. Antoian, Managing Partner and Senior Portfolio Manager at Chartwell, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Antoian joined Chartwell in 1997 and has been the co-portfolio manager for Chartwell's Small Cap Growth and Mid Cap Growth Products where he is responsible for securities analysis in the Consumer, Healthcare & Services sectors. From 1984 to 1997, he was a Senior Portfolio Manager at Delaware Investment Advisers, managing institutional assets in small and mid-cap growth styles as well as the Trend and DelCap Funds.



Mark J. Cunneen, Partner and Senior Portfolio Manager at Chartwell, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Cunneen joined Chartwell in 2003 as Partner and Senior Portfolio Manager for the Mid Cap Growth Product where he is responsible for securities analysis in the Consumer Sector. Prior to joining Chartwell, he was a Managing Partner and Portfolio Manager at Churchfield Capital, where he founded and managed long/short equity hedge funds from 2002 to 2003. From 2000 to 2002, Mr. Cunneen was employed by J & W Seligman as a Portfolio Manager and was head of the Small Cap Growth Product.



THE HARTFORD MUTUAL FUNDS                                                    195

MANAGEMENT OF THE FUNDS



Mr. Antoian and Mr. Cunneen make investment decisions for the Select MidCap Growth Fund at both the individual and the team level.



Goldman Sachs Asset Management, L.P. The portion of the fund allocated to GSAM is co-managed by a team of investment professionals led by Chief Investment Officers Herbert E. Ehlers, David G. Shell, Steven M. Barry and Greg H. Ekizian.



Herbert E. Ehlers, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Team in 1997. Mr. Ehlers is the lead manager of the Growth Team and has primary responsibility for investment research in financial services and media.



David G. Shell, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Shell joined GSAM as a portfolio manager in 1997. Mr. Shell has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications.



Steven M. Barry, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Barry is responsible for the team's mid-cap growth strategy and has primary responsibility for investment research in industrials and multi-industry companies.



Gregory H. Ekizian, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Ekizian has primary responsibility for investment research in household and personal care, beverages, publishing, pharmaceuticals, restaurants, consumer promotion and lodging.



Northern Capital Management, LLC The portion of the fund allocated to Northern is co-managed by Daniel T. Murphy and Brian A. Hellmer.



Daniel T. Murphy, President and Chief Investment Officer at Northern Capital, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Murphy joined Northern Capital in 1995 and has been President and Chief Investment Officer at Northern Capital during the past ten years. He heads the investment management group, where he is responsible for all aspects of portfolio management. He is also Chairman of Northern Capital's Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions, and is co-head of the firm's portfolio management team, where he is responsible for the firm's security valuation modeling. Mr. Murphy also conducts primary research and stock selection activities for various industry groups and manages the research efforts of three other analysts. Mr. Murphy has responsibility for the final decision on investment.



Brian A. Hellmer, Senior Vice President and Director of Research at Northern Capital, has served as a co-portfolio manager of the fund since its inception
(2005). Mr. Hellmer joined Northern Capital in 1996 and has been Director of Research at Northern Capital during the past nine years. He manages investment analysts and traders, and has portfolio management responsibility for client accounts. He is also a member of Northern Capital's Investment Committee, where he participates in Northern Capital's investment strategy and portfolio management decisions, and is co-head of the firm's portfolio management team, where he is responsible for the firm's security valuation efforts. He also conducts primary research and stock selection activities for various industry groups and manages the research efforts of three other analysts.



SELECT MIDCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Artisan Partners Limited Partnership The portion of the fund allocated to Artisan is co-managed by James C. Kieffer and Scott C. Satterwhite.



James C. Kieffer, Managing Director of Artisan, has served as a portfolio manager for Artisan, sub-adviser to the Fund, since the Fund's inception (2005). Mr. Kieffer has co-managed Artisan's Mid-Cap Value equity portfolios, including Artisan Mid Cap Value Fund, since November 2001 and has been portfolio manager of Artisan's Small-Cap Value equity portfolios, including Artisan Small Cap Value Fund, since July 2000. Mr. Kieffer joined Artisan as an investment analyst in 1997.



THE HARTFORD MUTUAL FUNDS                                                    196

MANAGEMENT OF THE FUNDS



Scott C. Satterwhite, Managing Director of Artisan, has served as portfolio manager for Artisan, sub-adviser to the Fund, since the Fund's inception (2005). Mr. Satterwhite has co-managed Artisan's Mid-Cap Value equity portfolios, including Artisan Mid Cap Value Fund, since November 2001 and has been portfolio manager of Artisan's Small-Cap Value equity portfolios, including Artisan Small Cap Value Fund, since joining Artisan as a portfolio manager in 1997.



All members of Artisan's Mid-Cap Value investment team, including Messrs. Kieffer and Satterwhite, conduct investment research. Each team member works independently to develop investment ideas, though final purchase and sale decisions with respect to portfolio securities are the joint responsibility of Mr. Kieffer and Mr. Satterwhite as portfolio managers.



Cramer Rosenthal McGlynn, LLC The portion of the fund allocated to CRM is co-managed by Jay B. Abramson and Robert Rewey, III.



Jay B. Abramson, President, Chief Investment Officer and Equity Portfolio Manager, has served as portfolio manager of the fund since its inception (2005). Mr. Abramson joined CRM as a portfolio manager in 1985. Mr. Abramson has overall responsibility for the investment group.



Robert Rewey III, CFA, Vice President, Equity Portfolio Manager and Senior Research Analyst of CRM, has served as portfolio manager of the fund since its inception (2005). Mr. Rewey joined CRM as a portfolio manager in 2003. Prior to joining CRM, Mr. Rewey spent eight years as a portfolio manager and senior analyst at Sloate, Weisman, Murray & Co., Inc. Mr. Rewey is responsible for portfolio management and research for the investment group.



Sterling Capital Management LLC The portion of the fund allocated to Sterling is co-managed by Patrick Rau and Timothy Beyer.



Patrick Rau, Director and Principal, Equity Portfolio Manager of Sterling, has served as portfolio manager of the fund since its inception (2005). Mr. Rau joined Sterling as a portfolio manager in 2001. From 1995 to 2001, Mr. Rau was a portfolio manager at Bank of America Capital Management.



Timothy Beyer, Director and Principal, Equity Portfolio Manager of Sterling, has served as portfolio manager of the fund since its inception (2005). Mr. Beyer joined Sterling as a portfolio manager in 2004. From 2003 to 2004, Mr. Beyer was a portfolio manager at AIM Investments Inc. From 2000 to 2003, he was a portfolio manager at USAA Investment Management Co.



The equity portfolio managers and analysts at Sterling work as an investment team, with each member of the group conducting investment research in a generalist capacity. The team's co-portfolio managers share final decision-making authority with regard to all buy and sell decisions.



SELECT SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Jennison Associates LLC John P. Mullman, CFA, and Jason M. Swiatek, CFA, are the portfolio managers for the portion of the fund allocated to Jennison. Mr. Mullman generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.



John P. Mullman is a Senior Vice President of Jennison, which he joined in August 2000. He has been managing institutional small cap portfolios since 1996. Mr. Mullman joined Prudential in 1987 as an Associate in the Corporate Finance Group where he originated a variety of private placement investments including fixed rate debt securities, leverage buyouts, ESOP financings and asset-backed investments. From 1991 to 1995, he served as a Vice President in Prudential's Financial Restructuring Group where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman managed the work-outs of over 20 distressed investments through a variety of out-of-court restructurings, bankruptcies and complex recapitalizations. He received a B.A. in Economics from the College of the Holy Cross in 1982 and a M.B.A. from Yale University in 1987. Mr. Mullman is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.



Jason M. Swiatek is a Vice President of Jennison, which he joined in August 2000. Mr. Swiatek joined Prudential in 1995 as a Financial Reviewer for the Asset Management Group. He then moved to Prudential's Global Growth Equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for



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Entrepreneurship. He received a B.S. in Finance, summa cum laude from Canisius College in 1995. Mr. Swiatek is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.



The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.



Oberweis Asset Management, Inc. James W. Oberweis, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Oberweis. Mr. Oberweis specializes exclusively in managing portfolios of high growth small cap companies. Mr. Oberweis has been Director of the firm since 2003, President since 2001, a Portfolio Manager since 1995, and was Vice President of the firm from 1995 to 2001. Mr. Oberweis is a holder of the Charter Financial Analyst (CFA) designation, and earned an M.B.A. with high honors from the University of Chicago and a B.S. in computer science from the University of Illinois. Mr. Oberweis is a member of the Young Presidents Organization (YPO), the Economic Club of Chicago and the Association for Investment Management and Research
(AIMR).


SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.

Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.


SMALL COMPANY FUND Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



SMALLCAP GROWTH FUND David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



STOCK FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since May 2005. Mr. Pannell joined Wellington Management as an investment professional in 1974.



TAX-FREE CALIFORNIA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to



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joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.




TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.




TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





TAX-FREE NEW YORK FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.



James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.



David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.



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David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.



AGGRESSIVE GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



GROWTH ALLOCATION FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



BALANCED ALLOCATION FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



CONSERVATIVE ALLOCATION FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



INCOME ALLOCATION FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



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Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



RETIREMENT INCOME FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2010 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2020 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2030 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



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ABOUT YOUR ACCOUNT

CHOOSING A SHARE CLASS


Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.


Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

-    Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS


Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the boards of directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.



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DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.


CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.





The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.



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ABOUT YOUR ACCOUNT

HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $50,000         5.50%        5.82%          4.75%
$ 50,000 -- $ 99,999      4.50%        4.71%          4.00%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.00%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%


INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND, THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND


                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $50,000         4.50%        4.71%          3.75%
$ 50,000 -- $ 99,999      4.00%        4.17%          3.50%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.00%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%


THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND


                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $50,000         3.00%        3.09%          2.50%
$ 50,000 -- $ 99,999      2.50%        2.56%          2.00%
$100,000 -- $249,999      2.25%        2.30%          1.75%
$250,000 -- $499,999      1.75%        1.78%          1.25%
$500,000 -- $999,999      1.25%        1.27%          1.00%
$1 million or more(1)        0%           0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.


The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".



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ABOUT YOUR ACCOUNT

CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
  PURCHASE    CDSC
-----------   ----
1st year      5.00%
2nd year      4.00%
3rd year      3.00%
4th year      3.00%
5th year      2.00%
6th year      1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
  PURCHASE     CDSC
------------   ----
1st year       1.00%
After 1 year   None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.


When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.


Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A, Class L and Class E investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford


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ABOUT YOUR ACCOUNT

     Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.


- LETTER OF INTENT -- lets you purchase Class A, Class L and Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

-    because of shareholder death or disability,

-    because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-    for retirement plans under the following circumstances:

     (1)  to return excess contributions,

     (2)  hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,


THE HARTFORD MUTUAL FUNDS                                                    206

ABOUT YOUR ACCOUNT

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,


- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,


- retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).


In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.


The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.


With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds


THE HARTFORD MUTUAL FUNDS                                                    207

ABOUT YOUR ACCOUNT

and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2005.



As of [__________], HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Royal Alliance Associates, Inc., Securities America, Inc., Sentra Securities Corp., Spelman & Company, Inc., Southtrust Securities, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.



The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. HIFSCO provides additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). In the event that the arrangement with Edward Jones is terminated, HIFSCO may be required to pay Edward Jones additional profit-sharing based compensation. In addition, HIFSCO pays Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $____ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $_____ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.



THE HARTFORD MUTUAL FUNDS                                                    208

ABOUT YOUR ACCOUNT

Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:


     -    non-retirement accounts: $1,000 per fund.



     -    retirement accounts: $1,000 per fund.



     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.


     -    subsequent investments: $50 per fund.


Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs.


3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
       P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140              OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    209

BUYING SHARES

ON THE WEB

               TO ACCESS YOUR ACCOUNTS


               -    Visit www.hartfordinvestor.com.



[INTERNET      -    Login by selecting Hartford Mutual funds From the login
 GRAPHIC]           section, enter your User ID and password, and select Login.
                    First time users will need to create a PIN by selecting the "Create PIN" link.


               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT


               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.



               - Once bank instructions have been established, select "Purchase shares" from the "Work with Fund" menu, next to the fund you want to purchase into.



               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.


               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND


               - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.



               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.





               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

   [PHONE      -    Verify that your bank/credit union is a member of the
  GRAPHIC]          Automated Clearing House (ACH) system.

               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central
                    Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.


THE HARTFORD MUTUAL FUNDS                                                    210

BUYING SHARES

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.


               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.


IN WRITING:
WITH CHECK

   [CHECK      -    Make out a check for the investment amount, payable to
  GRAPHIC]          "The Hartford Mutual Funds."

               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

               - Deliver the check and your investment slip, or note, to the address listed below.


                                   The Hartford Mutual Funds
                                         P.O. Box 9140
                                   Minneapolis, MN 55480-9140


BY EXCHANGE

               - Write a letter of instruction indicating the fund names, share class, account number, the name(s) in [ARROW which the accounts are registered, and your signature.

   [ARROW      -    Deliver these instructions to your financial representative
  GRAPHIC]          or plan administrator, or mail to the address listed below.


                                   The Hartford Mutual Funds
                                         P.O. Box 64387
                                    St. Paul, MN 55164-0387



               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.


BY WIRE

               -    Instruct your bank to wire the amount of your investment to:


   [WIRE            US Bank National Association
  GRAPHIC]          ABA #091000022, credit account no:
                    1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)


               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


                                         PHONE NUMBER:
                                   1-888-THE-STAG (843-7824)
                        OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                         ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



THE HARTFORD MUTUAL FUNDS                                                    211

SELLING SHARES


BY LETTER

  (LETTER      -    Write a letter of instruction or complete a power of
  GRAPHIC)          attorney indicating the fund name, your share class, your
                    account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.


               - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing").


               - Mail the materials to the address below or to your plan administrator.

               - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from redemption proceeds.

BY PHONE

               -    Restricted to sales of up to $50,000 in any 7-day period.


   (PHONE      -    To place your order with a representative, call the transfer
  GRAPHIC)          agent at the number below between 8 A.M. and 7 P.M. Eastern
                    Time (between 7 A.M. and 6 P.M. Central Time) Monday through
                    Thursday and between 9:15 A.M. and 6 P.M. Eastern Time
                    (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
                    Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford
                    Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central
                    Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.


               - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)


   (WIRE       -    Fill out the "Telephone Exchanges and Telephone Redemption"
  GRAPHIC)          and "Bank Account or Credit Union Information" sections of your new account application.



               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.



               - Generally, amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service. Wire transfers are available upon request.



               - Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.


               - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

  (ARROW       -    Obtain a current prospectus for the fund into which you are
  GRAPHIC)          exchanging by calling your financial representative or the transfer agent at the number below.


               - Call your financial representative or the transfer agent to request an exchange.


BY CHECK -- APPLIES TO MONEY MARKET FUND (CLASS A SHARES ONLY)

               -    Fill out the checkwriting section of the application.

   (CHECK      -    Request checkwriting on your account application.
  GRAPHIC)
               -    Verify that the shares to be sold were purchased more than
                    10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

               - Write a check for any amount over $100 and sign each check as designated on the account application signature card.

               - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.

               - You may not write a check for the entire value of your account or close your account by writing a check.

               - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.


THE HARTFORD MUTUAL FUNDS                                                    212

SELLING SHARES

ON THE WEB


TO ACCESS YOUR ACCOUNTS



           -   Visit www.hartfordinvestor.com






(INTERNET  -   Login by selecting Hartford Mutual Funds from the login section,
GRPAHIC)       enter your User ID and password, and select Login.  First time users will need to create a PIN by selecting the "Create PIN" link.



Note: Because of legal and fax restrictions on withdrawals from employer-sponsored retirement accounts (i.e, SEP, SIMPLE and 403(b) plans), you will not be allowed to enter a redemption request for these types of accounts online.



TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK MAILED TO YOUR ADDRESS OF RECORD



          - Select "Redeem Shares" from the "Work with Fund" menu, next to the fund you want to redeem from.



          - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.



TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND



          - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.



          - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.



Note: The minimum amount when exchanging into a new fund is $1,000 per fund.



To sell shares through a systematic withdrawal plan, see "Additional Investor Services" under Transaction Policies.


         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387               OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    213

SELLING SHARES IN WRITING

BY LETTER


In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:


               -    your address of record has changed within the past 30 days

  (LETTER      -    you are selling more than $50,000 worth of shares
  GRAPHIC)

               - you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)


Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.


REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.


               -    Letter of instruction from the authorized signer.


               - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.


               -    Medallion signature guarantee if applicable (see above).


OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.


               -    Letter of instruction from the authorized signer.


               - Corporate resolution, certified within the past twelve months.

               - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.


               -    Medallion signature guarantee if applicable (see above).


OWNERS OR TRUSTEES OF TRUST ACCOUNTS.


               -    Letter of instruction from the trustee(s).


               -    On the letter, the signature(s) of the trustee(s).

               - Provide a copy of the trust document certified within the past twelve months.


               -    Medallion signature guarantee if applicable (see above).


JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

               -    Letter of instruction signed by surviving tenant.





               -    Medallion signature guarantee.



               -    New application or W-9 form.



               -    Tax waiver if required by state.


EXECUTORS OF SHAREHOLDER ESTATES.

               -    Letter of instruction signed by executor.

               - Copy of order appointing executor, certified within the past twelve months.


               -    Medallion signature guarantee.


ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT LISTED ABOVE.

               -    Call 1-888-843-7824 for instructions.

         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387               OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    214

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


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TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


Normally, Floating Rate Fund redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.


REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:


-    Name, date of birth, residential address, and social security number.


-    The fund name and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).


-    Medallion signature guarantees (if required).


-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.


EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class L, M, N, H, Z, Y or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of



THE HARTFORD MUTUAL FUNDS                                                    216

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funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction request is received within a 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."



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TRANSACTION POLICIES

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS
(NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.


SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


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TRANSACTION POLICIES


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the [Retirement Income Fund,] Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of


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TRANSACTION POLICIES

the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:


- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.



- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).


- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.


- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.


THE HARTFORD MUTUAL FUNDS                                                    220

TRANSACTION POLICIES

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:


- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.


-    Be sure that the amount is for $50 or more per fund.

-    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

-    Fill out the relevant portion of the account application.

-    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.


DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.


DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                    221

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the funds' former independent registered public accounting firm.


THE HARTFORD ADVISERS FUND -- CLASS A


                                                                           YEARS ENDED:
                                             -----------------------------------------------------------------------
                                             10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                             ----------   -------------   -------------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $_________   $    14.19       $    12.67      $    14.38     $    17.07
Income from Investment Operations:
   Net investment income (loss)                                 0.18             0.19            0.21           0.30
   Net realized and unrealized gain (loss)
      on investments                                            0.38             1.52           (1.69)         (2.04)
                                                          ----------       ----------      ----------     ----------
Total from investment operations                                0.56             1.71           (1.48)         (1.74)
Less distributions:
   Dividends from net investment income                        (0.18)           (0.19)          (0.23)         (0.31)
   Distributions from capital gains                             0.00             0.00            0.00          (0.64)
   Returns of capital                                           0.00             0.00            0.00           0.00
                                                          ----------       ----------      ----------     ----------
Total distributions                                            (0.18)           (0.19)          (0.23)         (0.95)
                                                          ----------       ----------      ----------     ----------
Net asset value, end of period                            $    14.57       $    14.19      $    12.67     $    14.38
                                                          ==========       ==========      ==========     ==========
TOTAL RETURN(1)                                                 3.93%(5)        13.62%         (10.42%)       (10.67%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $1,539,264       $1,470,569      $1,245,331     $1,088,858
Ratio of expenses to average net assets
   before waivers and reimbursements                            1.22%            1.40%           1.41%          1.27%
Ratio of expenses to average net assets
   after waivers and reimbursements                             1.22%(4)         1.39%           1.36%          1.22%
Ratio of net investment income (loss) to
   average net assets                                           1.23%            1.44%           1.56%          1.99%
Portfolio turnover rate(2)                                        42%              46%             44%            37%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Per share amounts have been calculated using average shares outstanding method.



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FINANCIAL HIGHLIGHTS


(4) The ratio of expenses to average net assets excludes commission recapture but includes waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 1.94% and 1.86% for Classes A, B and C, respectively.



(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    223

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS B


                                                                           YEARS ENDED:
                                             ------------------------------------------------------------------------
                                              10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                             -----------   -------------   -------------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  14.05         $  12.54        $  14.24      $  16.90
Income from Investment Operations:
   Net investment income (loss)                                 0.07             0.09            0.11          0.20
   Net realized and unrealized gain (loss)
      on investments                                            0.38             1.51           (1.68)        (2.03)
                                                            --------         --------        --------      --------
Total from investment operations                                0.45             1.60           (1.57)        (1.83)
Less distributions:
   Dividends from net investment income                        (0.07)           (0.09)          (0.13)        (0.19)
   Distributions from capital gains                             0.00             0.00            0.00         (0.64)
   Returns of capital                                           0.00             0.00            0.00          0.00
                                                            --------         --------        --------      --------
Total distributions                                            (0.07)           (0.09)          (0.13)        (0.83)
                                                            --------         --------        --------      --------
Net asset value, end of period                              $  14.43         $  14.05        $  12.54      $  14.24
                                                            ========         ========        ========      ========
TOTAL RETURN(1)                                                 3.21%(5)        12.86%         (11.11%)      (11.27%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $550,499         $593,179        $567,953      $622,519
Ratio of expenses to average net assets
   before waivers and reimbursements                            1.95%            2.13%           2.08%         1.93%
Ratio of expenses to average net assets
   after waivers and reimbursements                             1.95%(4)         2.12%           2.08%         1.93%
Ratio of net investment income (loss) to
   average net assets                                           0.50%            0.72%           0.84%         1.28%
Portfolio turnover rate(2)                                        42%              46%             44%           37%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 1.94% and 1.86% for Classes A, B and C, respectively.



(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    224

FINANCIAL HIGHLIGHTS

THE HARTFORD ADVISERS FUND -- CLASS C


                                                                           YEARS ENDED:
                                             ------------------------------------------------------------------------
                                              10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                             -----------   -------------   -------------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  14.18         $  12.66        $  14.37      $  17.05
Income from Investment Operations:
   Net investment income (loss)                                 0.09             0.11            0.12          0.20
   Net realized and unrealized gain
      (loss) on investments                                     0.37             1.52           (1.69)        (2.04)
                                                            --------         --------        --------      --------
Total from investment operations                                0.46             1.63           (1.57)        (1.84)
Less distributions:
   Dividends from net investment income                        (0.08)           (0.11)          (0.14)        (0.20)
   Distributions from capital gains                             0.00             0.00            0.00         (0.64)
   Returns of capital                                           0.00             0.00            0.00          0.00
                                                            --------         --------        --------      --------
Total distributions                                            (0.08)           (0.11)          (0.14)        (0.84)
                                                            --------         --------        --------      --------
Net asset value, end of period                              $  14.56         $  14.18        $  12.66      $  14.37
                                                            ========         ========        ========      ========
TOTAL RETURN(1)                                                 3.27%(5)        12.92%         (10.99%)      (11.26%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $355,711         $421,814        $422,520      $478,194
Ratio of expenses to average net assets
   before waivers and reimbursements                            1.86%            2.00%           1.97%         1.93%
Ratio of expenses to average net assets
   after waivers and reimbursements                             1.86%(4)         2.00%           1.97%         1.93%
Ratio of net investment income
   (loss) to average net assets                                 0.58%            0.84%           0.95%         1.28%
Portfolio turnover rate(2)                                        42%              46%             44%           37%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.












(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 1.94% and 1.86% for Classes A, B and C, respectively.



(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    225

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A


                                                                          YEARS ENDED:
                                             ----------------------------------------------------------------------
                                              10/31/2005   10/31/2004      10/31/2003    10/31/2002(3)   10/31/2001
                                             -----------   ----------      ----------    -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $    26.50      $    20.47     $    24.12     $    33.20
Income from Investment Operations:
   Net investment income (loss)                                 (0.01)          (0.04)         (0.06)          0.05
   Net realized and unrealized gain (loss)
      on investments                                             4.31            6.07          (3.59)         (5.12)
                                                           ----------      ----------     ----------     ----------
Total from investment operations                                 4.30            6.03          (3.65)         (5.07)
Less distributions:
   Dividends from net investment income                          0.00            0.00           0.00           0.00
   Distributions from capital gains                              0.00            0.00           0.00          (4.01)
   Returns of capital                                            0.00            0.00           0.00           0.00
                                                           ----------      ----------     ----------     ----------
Total distributions                                              0.00            0.00           0.00          (4.01)
                                                           ----------      ----------     ----------     ----------
Net asset value, end of period                             $    30.80      $    26.50     $    20.47     $    24.12
                                                           ==========      ==========     ==========     ==========
TOTAL RETURN(1)                                                 16.23%          29.46%        (15.13%)       (17.24%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $4,203,178      $2,357,913     $1,700,765     $1,585,508
Ratio of expenses to average net assets
   before waivers and reimbursements                             1.35%           1.45%          1.45%          1.33%
Ratio of expenses to average net assets
   after waivers and reimbursements                              1.35%(4)        1.43%          1.40%          1.28%
Ratio of net investment income (loss) to
   average net assets                                           (0.05%)         (0.13%)        (0.28%)        (0.22%)
Portfolio turnover rate(2)                                         78%            113%           112%           132%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    226

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B


                                                                               YEARS ENDED:
                                                  ---------------------------------------------------------------------
                                                  10/31/2005   10/31/2004      10/31/2003    10/31/2002(3)   10/31/2001
                                                  ----------   ----------      ----------    -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    24.97      $    19.44      $  23.06      $  32.14
Income from Investment
   Operations:
   Net investment income (loss)                                     (0.21)          (0.19)        (0.25)        (0.02)
   Net realized and unrealized
      gain (loss) on investments                                     4.06            5.72         (3.37)        (5.05)
                                                               ----------      ----------      --------      --------
Total from investment operations                                     3.85            5.53         (3.62)        (5.07)
Less distributions:
   Dividends from net
      investment income                                              0.00            0.00          0.00          0.00
  Distributions from capital gains                                   0.00            0.00          0.00         (4.01)
  Returns of capital                                                 0.00            0.00          0.00          0.00
                                                               ----------      ----------      --------      --------
Total distributions                                                  0.00            0.00          0.00         (4.01)
                                                               ----------      ----------      --------      --------
Net asset value, end of period                                 $    28.82      $    24.97      $  19.44      $  23.06
                                                               ==========      ==========      ========      ========
TOTAL RETURN(1)                                                     15.42%          28.45%       (15.70%)      (17.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $1,432,121      $1,140,154      $884,553      $876,826
Ratio of expenses to average
   net assets before waivers and reimbursements                      2.06%           2.17%         2.14%         1.99%
Ratio of expenses to average
   net assets after waivers and reimbursements                       2.06%(4)        2.17%         2.14%         1.99%
Ratio of net investment income (loss) to
   average net assets                                               (0.78)%         (0.87%)       (1.04%)       (0.93%)
Portfolio turnover rate(2)                                             78%            113%          112%          132%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    227

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C


                                                                                         YEARS ENDED:
                                                            ----------------------------------------------------------------------
                                                            10/31/2005   10/31/2004       10/31/2003    10/31/2002(3)   10/31/2001
                                                            ----------   ----------      ------------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $    25.00         $  19.44      $  23.04        $  32.10
Income from Investment Operations:
   Net investment income (loss)                                               (0.18)           (0.16)        (0.22)          (0.06)
   Net realized and unrealized gain (loss) on investments                      4.06             5.72         (3.38)          (4.99)
                                                                         ----------         --------      --------        --------
Total from investment operations                                               3.88             5.56         (3.60)          (5.05)
Less distributions:
   Dividends from net investment income                                        0.00             0.00          0.00            0.00
   Distributions from capital gains                                            0.00             0.00          0.00           (4.01)
   Returns of capital                                                          0.00             0.00          0.00            0.00
                                                                         ----------         --------      --------        --------
Total distributions                                                            0.00             0.00          0.00           (4.01)
                                                                         ----------         --------      --------        --------
Net asset value, end of period                                           $    28.88         $  25.00      $  19.44        $  23.04
                                                                         ==========         ========      ========        ========
TOTAL RETURN(1)                                                               15.52%           28.60%       (15.62%)        (17.84%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $1,348,972         $981,246      $738,988        $666,372
Ratio of expenses to average net assets before
   waivers and reimbursements                                                  1.97%            2.05%         2.02%           1.99%
Ratio of expenses to average net assets after
   waivers and reimbursements                                                  1.97%(4)         2.05%         2.02%           1.99%
Ratio of net investment income (loss) to
   average net assets                                                         (0.68%)          (0.75%)       (0.92%)         (0.93%)
Portfolio turnover rate(2)                                                       78%             113%          112%            132%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.32%, 2.03% and 1.94% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    228

FINANCIAL HIGHLIGHTS


THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    229

FINANCIAL HIGHLIGHTS


THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    230

FINANCIAL HIGHLIGHTS


THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    231

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS A


                                                                      YEARS ENDED:
                                          -------------------------------------------------------------------
                                          10/31/2005   10/31/2004     10/31/2003   10/31/2002(3)   10/31/2001
                                          ----------   ----------     ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  10.08       $   8.43      $  10.36      $  13.63
Income from Investment Operations:
   Net investment income (loss)                             0.03           0.02          0.00          0.00
   Net realized and unrealized gain
      (loss) on investments                                 0.57           1.63         (1.93)        (2.75)
                                                        --------       --------      --------      --------
Total from investment operations                            0.60           1.65         (1.93)        (2.75)
Less distributions:
   Dividends from net investment income                    (0.01)          0.00          0.00          0.00
   Distributions from capital gains                         0.00           0.00          0.00         (0.52)
   Returns of capital                                       0.00           0.00          0.00          0.00
                                                        --------       --------      --------      --------
Total distributions                                        (0.01)          0.00          0.00         (0.52)
                                                        --------       --------      --------      --------
Net asset value, end of period                          $  10.67       $  10.08      $   8.43      $  10.36
                                                        ========       ========      ========      ========
TOTAL RETURN(1)                                             5.92%         19.57%       (18.63%)      (20.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                           $241,014       $243,842      $230,545      $239,698
Ratio of expenses to average net
   assets before waivers and
   reimbursements                                           1.46%          1.56%         1.57%         1.43%
Ratio of expenses to average net
   assets after waivers and reimbursements                  1.45%(4)       1.45%         1.45%         1.38%
Ratio of net investment income (loss)
   to average net assets                                    0.30%          0.24%        (0.03%)       (0.07%)
Portfolio turnover rate(2)                                    62%            76%           89%           80%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.09% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    232

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS B


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  9.70       $  8.17       $ 10.10        $ 13.40
Income from Investment Operations:
   Net investment income (loss)                                   (0.05)        (0.04)        (0.11)         (0.05)
   Net realized and unrealized gain (loss) on
      investments                                                  0.55          1.57         (1.82)         (2.73)
                                                                -------       -------       -------        -------
Total from investment operations                                   0.50          1.53         (1.93)         (2.78)
Less distributions:
   Dividends from net investment income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.52)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------       -------       -------        -------
Total distributions                                                0.00          0.00          0.00          (0.52)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $ 10.20       $  9.70       $  8.17        $ 10.10
                                                                =======       =======       =======        =======
TOTAL RETURN(1)                                                    5.16%        18.73%       (19.11%)       (21.51%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $44,561       $47,888       $43,431        $43,210
Ratio of expenses to average net assets before
   waivers and reimbursements                                      2.34%         2.30%         2.26%          2.11%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      2.15%(4)      2.15%         2.15%          2.11%
Ratio of net investment income (loss) to average
   net assets                                                     (0.41%)       (0.46%)       (1.03%)        (0.80%)
Portfolio turnover rate(2)                                           62%           76%           89%            80%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.09% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    233

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS C


                                                                        YEARS ENDED:
                                             -----------------------------------------------------------------
                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  9.71       $  8.18       $ 10.11        $ 13.41
Income from Investment Operations:
   Net investment income (loss)                             (0.05)        (0.04)        (0.06)         (0.06)
   Net realized and unrealized gain (loss)
   on investments                                            0.56          1.57         (1.87)         (2.72)
                                                          -------       -------       -------        -------
Total from investment operations                             0.51          1.53         (1.93)         (2.78)
Less distributions:
   Dividends from net investment income                      0.00          0.00          0.00           0.00
   Distributions from capital gains                          0.00          0.00          0.00          (0.52)
   Returns of capital                                        0.00          0.00          0.00           0.00
                                                          -------       -------       -------        -------
Total distributions                                          0.00          0.00          0.00          (0.52)
                                                          -------       -------       -------        -------
Net asset value, end of period                            $ 10.22       $  9.71       $  8.18        $ 10.11
                                                          =======       =======       =======        =======
TOTAL RETURN(1)                                              5.25%(5)     18.70%       (19.09%)       (21.50%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $40,965       $46,162       $44,054        $60,409
Ratio of expenses to average net assets
   before waivers and reimbursements                         2.10%         2.17%         2.13%          2.09%
Ratio of expenses to average net assets
   after waivers and reimbursements                          2.10%(4)      2.15%         2.13%          2.09%
Ratio of net investment income (loss) to
   average net assets                                       (0.36%)       (0.46%)       (0.80%)        (0.78%)
Portfolio turnover rate(2)                                     62%           76%           89%            80%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.












(4) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.09% for Classes A, B and C, respectively.



(5) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 5.24% for Class
     C. The net asset value impact of the Payment from Affiliate was less than $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    234

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A


                                                                                      YEARS ENDED:
                                                       --------------------------------------------------------------------------
                                                       10/31/2005      10/31/2004      10/31/2003      10/31/2002(3)   10/31/2001
                                                       ----------      ----------      ----------      -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $    15.94      $    13.58        $  15.53      $  17.78
Income from Investment Operations:
   Net investment income (loss)                                              0.17            0.12            0.12          0.18
   Net realized and unrealized gain (loss) on
   investments                                                               1.82            2.37           (1.71)        (1.49)
                                                                       ----------      ----------        --------      --------
Total from investment operations                                             1.99            2.49           (1.59)        (1.31)
Less distributions:
   Dividends from net investment income                                     (0.14)          (0.13)(4)       (0.12)        (0.17)
   Distributions from capital gains                                          0.00            0.00           (0.24)        (0.77)
   Returns of capital                                                        0.00            0.00            0.00          0.00
                                                                       ----------      ----------        --------      --------
Total distributions                                                         (0.14)          (0.13)          (0.36)        (0.94)
                                                                       ----------      ----------        --------      --------
Net asset value, end of period                                         $    17.79      $    15.94        $  13.58      $  15.53
                                                                       ==========      ==========        ========      ========
TOTAL RETURN(1)                                                             12.53%(6)       18.42%         (10.64%)       (7.67%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $1,838,567      $1,296,982        $808,633      $521,543
Ratio of expenses to average net assets before
   waivers and reimbursements                                                1.23%           1.41%           1.46%         1.36%
Ratio of expenses to average net assets after
   waivers and reimbursements                                                1.23%(5)        1.40%           1.40%         1.31%
Ratio of net investment income (loss) to average net
   assets                                                                    0.96%           0.88%           0.78%         1.06%
Portfolio turnover rate(2)                                                     25%             31%             33%           55%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Per share amounts have been calculated using average shares outstanding method.



(4)  This includes a tax return of capital of less than $0.01.



(5) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C, respectively.



(6) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 12.47% and 11.72% for Classes A and C, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for Classes A and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    235

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B


                                                                                   YEARS ENDED:
                                                       --------------------------------------------------------------------
                                                       10/31/2005    10/31/2004    10/31/2003    10/31/2002(3)   10/31/2001
                                                       ----------    ----------    ----------    -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $  15.75      $  13.43        $  15.37      $  17.60
Income from Investment Operations:
   Net investment income (loss)                                          0.03          0.03            0.02          0.07
   Net realized and unrealized gain (loss) on
      investments                                                        1.80          2.32           (1.70)        (1.48)
                                                                     --------      --------        --------      --------
Total from investment operations                                         1.83          2.35           (1.68)        (1.41)
Less distributions:
   Dividends from net investment income                                 (0.02)        (0.03)(4)       (0.02)        (0.05)
   Distributions from capital gains                                      0.00          0.00           (0.24)        (0.77)
   Returns of capital                                                    0.00          0.00            0.00          0.00
                                                                     --------      --------        --------      --------
Total distributions                                                     (0.02)        (0.03)          (0.26)        (0.82)
                                                                     --------      --------        --------      --------
Net asset value, end of period                                       $  17.56      $  15.75        $  13.43      $  15.37
                                                                     ========      ========        ========      ========
TOTAL RETURN(1)                                                         11.62%        17.52%         (11.15%)       (8.34%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $319,512      $257,856        $185,731      $150,592
Ratio of expenses to average net assets before
   waivers and reimbursements                                            2.04%         2.14%           2.13%         2.03%
Ratio of expenses to average net assets after
   waivers and reimbursements                                            2.04%(5)      2.13%           2.10%         2.03%
Ratio of net investment income (loss) to average net
   assets                                                                0.16%         0.16%           0.08%         0.34%
Portfolio turnover rate(2)                                                 25%           31%             33%           55%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Per share amounts have been calculated using average shares outstanding method.



(4)  This includes a tax return of capital of less than $0.01.



(5) The ratio of expenses to average net assets excludes commission recapture but includes waiver and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    236

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C


                                                                          YEARS ENDED:
                                              -------------------------------------------------------------------
                                              10/31/2005   10/31/2004    10/31/2003    10/31/2002(3)   10/31/2001
                                              ----------   ----------    ----------    -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  15.72      $  13.40        $  15.33      $  17.57
Income from Investment Operations:
   Net investment income (loss)                                0.06          0.04            0.03          0.08
   Net realized and unrealized gain
      (loss) on investments                                    1.79          2.32           (1.69)        (1.48)
                                                           --------      --------        --------      --------
Total from investment operations                               1.85          2.36           (1.66)        (1.40)
Less distributions:
   Dividends from net investment income                       (0.04)        (0.04)(4)       (0.03)        (0.07)
   Distributions from capital gains                            0.00          0.00           (0.24)        (0.77)
   Returns of capital                                          0.00          0.00            0.00          0.00
                                                           --------      --------        --------      --------
Total distributions                                           (0.04)        (0.04)          (0.27)        (0.84)
                                                           --------      --------        --------      --------
Net asset value, end of period                             $  17.53      $  15.72        $  13.40      $  15.33
                                                           ========      ========        ========      ========
TOTAL RETURN(1)                                               11.76%(6)     17.67%         (11.08%)       (8.33%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $277,706      $230,348        $164,260      $117,108
Ratio of expenses to average net
   assets before waivers and reimbursements                    1.90%         2.02%           2.02%         2.03%
Ratio of expenses to average net
   assets after waivers and reimbursements                     1.90%(5)      2.02%           2.02%         2.03%
Ratio of net investment income (loss)
   to average net  assets                                      0.29%         0.27%           0.15%         0.35%
Portfolio turnover rate(2)                                       25%           31%             33%           55%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.












(4)  This includes a tax return of capital of less than $0.01.



(5) The ratio of expenses to average net assets excludes commission recapture but includes waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 2.03% and 1.89% for Classes A, B and C, respectively.



(6) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 12.47% and 11.72% for Classes A and C, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for Classes A and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    237

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS A


                                                                                                        PERIOD ENDED:
                                                                            YEAR ENDED:   YEAR ENDED:     8/28/2003-
                                                                             10/31/2005    10/31/2004   10/31/2003(5)
                                                                            -----------   -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $  10.37       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                               0.21          0.02
   Net realized and unrealized gain (loss) on investments                                     0.90          0.35
                                                                                          --------       -------
Total from investment operations                                                              1.11          0.37
Less distributions:
   Dividends from net investment income                                                      (0.20)         0.00
   Distributions from capital gains                                                           0.00          0.00
   Returns of capital                                                                         0.00          0.00
                                                                                          --------       -------
Total distributions                                                                          (0.20)         0.00
                                                                                          --------       -------
Net asset value, end of period                                                            $  11.28       $ 10.37
                                                                                          ========       =======
TOTAL RETURN(3)                                                                              10.82%         3.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $211,826       $26,649
Ratio of expenses to average net assets before waivers and reimbursements                     1.40%         1.53%(2)
Ratio of expenses to average net assets after waivers and reimbursements                      0.56%(6)      0.73%(2)
Ratio of net investment income (loss) to average net assets                                   2.26%         1.81%(2)
Portfolio turnover rate(4)                                                                      22%            1%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    238

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS B


                                                                                                        PERIOD ENDED:
                                                                            YEAR ENDED:   YEAR ENDED:     8/28/2003-
                                                                             10/31/2005    10/31/2004   10/31/2003(5)
                                                                            -----------   -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $ 10.36         $10.00
Income from Investment Operations:
   Net investment income (loss)                                                              0.13           0.01
   Net realized and unrealized gain (loss) on investments                                    0.89           0.35
                                                                                          -------         ------
Total from investment operations                                                             1.02           0.36
Less distributions:
   Dividends from net investment income                                                     (0.12)          0.00
   Distributions from capital gains                                                          0.00           0.00
   Returns of capital                                                                        0.00           0.00
                                                                                          -------         ------
Total distributions                                                                         (0.12)          0.00
                                                                                          -------         ------
Net asset value, end of period                                                            $ 11.26         $10.36
                                                                                          =======         ======
TOTAL RETURN(3)                                                                              9.93%          3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $18,438         $2,421
Ratio of expenses to average net assets before waivers and reimbursements                    2.20%          2.27%(2)
Ratio of expenses to average net assets after waivers and reimbursements                     1.37%(6)       1.47%(2)
Ratio of net investment income (loss) to average net assets                                  1.46%          1.10%(2)
Portfolio turnover rate(4)                                                                     22%             1%



(1)  Not annualized.


(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    239

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS C


                                                                                                        PERIOD ENDED:
                                                                            YEAR ENDED:   YEAR ENDED:     8/28/2003-
                                                                             10/31/2005    10/31/2004   10/31/2003(5)
                                                                            -----------   -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $ 10.36         $10.00
Income from Investment Operations:
   Net investment income (loss)                                                              0.15           0.01
   Net realized and unrealized gain (loss) on investments                                    0.89           0.35
                                                                                          -------         ------
Total from investment operations                                                             1.04           0.36
Less distributions:
   Dividends from net investment income                                                     (0.13)          0.00
   Distributions from capital gains                                                          0.00           0.00
   Returns of capital                                                                        0.00           0.00
                                                                                          -------         ------
Total distributions                                                                         (0.13)          0.00
                                                                                          -------         ------
Net asset value, end of period                                                            $ 11.27         $10.36
                                                                                          =======         ======
TOTAL RETURN(3)                                                                             10.12%          3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $44,043         $7,639
Ratio of expenses to average net assets before waivers and reimbursements                    2.02%          2.15%(2)
Ratio of expenses to average net assets after waivers and reimbursements                     1.19%(6)       1.35%(2)
Ratio of net investment income (loss) to average net assets                                  1.64%          1.23%(2)
Portfolio turnover rate(4)                                                                     22%             1%



(1)  Not annualized.


(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 0.56%, 1.36% and 1.19% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    240

FINANCIAL HIGHLIGHTS


THE HARTFORD FLOATING RATE FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    241

FINANCIAL HIGHLIGHTS


THE HARTFORD FLOATING RATE FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    242

FINANCIAL HIGHLIGHTS


THE HARTFORD FLOATING RATE FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    243

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS A


                                                                  YEARS ENDED:                       PERIOD ENDED:
                                              ----------------------------------------------------     5/24/2001-
                                              10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                              ----------   ----------   ----------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  8.94       $  7.32       $  8.82        $ 10.00
Income from investment operations:
   Net investment income (loss)                              (0.02)        (0.02)        (0.05)         (0.01)
   Net realized and unrealized gain (loss)
      on investments                                          0.22          1.64         (1.45)         (1.17)
                                                           -------       -------       -------        -------
Total from investment operations                              0.20          1.62         (1.50)         (1.18)
Less distributions:
   Dividends from net investment income                       0.00          0.00          0.00           0.00
   Distributions from capital gains                           0.00          0.00          0.00           0.00
   Returns of capital                                         0.00          0.00          0.00           0.00
                                                           -------       -------       -------        -------
Total distributions                                           0.00          0.00          0.00           0.00
                                                           -------       -------       -------        -------
Net asset value, end of period                             $  9.14       $  8.94       $  7.32        $  8.82
                                                           =======       =======       =======        =======
TOTAL RETURN(2)                                               2.24%(8)     22.13%       (17.01%)       (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $67,212       $70,002       $66,432        $66,970
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.62%         1.76%         1.76%          1.68%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.62%(7)      1.65%         1.65%          1.63%(4)
Ratio of net investment income (loss) to
   average net assets                                       (0.25%)        (0.29%)       (0.53%)        (0.18%)(4)
Portfolio turnover rate(3)                                     104%          138%          215%           109%


(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C, respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                    244

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS B


                                                               YEARS ENDED:                       PERIOD ENDED:
                                           ----------------------------------------------------     5/24/2001-
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   ----------   ----------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.79      $  7.25        $  8.79        $ 10.00
Income from investment operations:
   Net investment income (loss)                           (0.10)       (0.08)         (0.12)         (0.03)
   Net realized and unrealized gain
      (loss) on investments                                0.23         1.62          (1.42)         (1.18)
                                                        -------      -------        -------        -------
Total from investment operations                           0.13         1.54          (1.54)         (1.21)
Less distributions:
   Dividends from net investment income                    0.00         0.00           0.00           0.00
   Distributions from capital gains                        0.00         0.00           0.00           0.00
   Returns of capital                                      0.00         0.00           0.00           0.00
                                                        -------      -------        -------        -------
Total distributions                                        0.00         0.00           0.00           0.00
                                                        -------      -------        -------        -------
Net asset value, end of period                          $  8.92      $  8.79        $  7.25        $  8.79
                                                        =======      =======        =======        =======
TOTAL RETURN(2)                                            1.48%(8)    21.24%        (17.52%)       (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $18,610      $21,058        $18,862        $18,524
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.36%        2.49%          2.43%          2.35%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.35%(7)     2.35%          2.35%          2.35%(4)
Ratio of net investment income (loss) to
   average net assets                                     (0.98%)      (1.00%)        (1.23%)        (0.89%)(4)
Portfolio turnover rate(3)                                  104%         138%           215%           109%


(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C, respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                    245

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS C


                                                               YEARS ENDED:                       PERIOD ENDED:
                                           ----------------------------------------------------     5/24/2001-
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   ----------   ----------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  8.78       $  7.24       $  8.79        $ 10.00
Income from investment operations:
   Net investment income (loss)                           (0.09)        (0.08)        (0.12)         (0.04)
   Net realized and unrealized gain
      (loss) on investments                                0.23          1.62         (1.43)         (1.17)
                                                        -------       -------       -------        -------
Total from investment operations                           0.14          1.54         (1.55)         (1.21)
Less distributions:
   Dividends from net investment income                    0.00          0.00          0.00           0.00
   Distributions from capital gains                        0.00          0.00          0.00           0.00
   Returns of capital                                      0.00          0.00          0.00           0.00
                                                        -------       -------       -------        -------
Total distributions                                        0.00          0.00          0.00           0.00
                                                        -------       -------       -------        -------
Net asset value, end of period                          $  8.92       $  8.78       $  7.24        $  8.79
                                                        =======       =======       =======        =======
TOTAL RETURN(2)                                            1.59%(8)     21.27%       (17.63%)       (12.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $23,901       $27,158       $25,847        $24,142
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.28%         2.36%         2.34%          2.35%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.28%(7)      2.35%         2.34%          2.35%(4)
Ratio of net investment income (loss) to
   average net assets                                     (0.91%)       (0.99%)       (1.22%)        (0.89%)(4)
Portfolio turnover rate(3)                                  104%          138%          215%           109%


(1)  The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.32% and 2.25% for Classes A, B and C, respectively.

(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.


THE HARTFORD MUTUAL FUNDS                                                    246

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS A


                                                                                           YEARS ENDED:
                                                              ----------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)    10/31/2003    10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ------------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 4.67          $ 3.24         $  4.57        $ 10.00
Income from investment operations:
   Net investment income (loss)                                                0.06           (0.01)           0.00          (0.02)
   Net realized and unrealized gain (loss) on investments                      0.75            1.44           (1.33)         (5.41)
                                                                             ------          ------         -------        -------
Total from investment operations                                               0.81            1.43           (1.33)         (5.43)
Less distributions:
   Dividends from net investment income                                        0.00            0.00            0.00           0.00
   Distributions from capital gains                                            0.00            0.00            0.00           0.00
   Returns of capital                                                          0.00            0.00            0.00           0.00
                                                                             ------          ------         -------        -------
Total distributions                                                            0.00            0.00            0.00           0.00
                                                                             ------          ------         -------        -------
Net asset value, end of period                                               $ 5.48          $ 4.67         $  3.24        $  4.57
                                                                             ======          ======         =======        =======
TOTAL RETURN(1)                                                               17.34%          44.14%         (29.10%)       (54.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $8,929          $6,419         $ 3,506        $ 4,050
Ratio of expenses to average net assets before waivers and
   reimbursements                                                             1.93%           1.95%           2.03%          1.73%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                             1.65%(4)        1.65%           1.65%          1.66%
Ratio of net investment income (loss) to average net assets                    1.08%          (0.08%)         (0.10%)        (0.42%)
Portfolio turnover rate(2)                                                       85%            100%             84%            84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    247

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS B


                                                                                           YEARS ENDED:
                                                              ----------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)    10/31/2003    10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ------------   -------------   ----------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 4.58           $ 3.19        $  4.54      $ 10.00
Income from investment operations:
   Net investment income (loss)                                                0.02            (0.03)         (0.04)       (0.05)
   Net realized and unrealized gain (loss) on investments                      0.74             1.42          (1.31)       (5.41)
                                                                             ------           ------        -------      -------
Total from investment operations                                               0.76             1.39          (1.35)       (5.46)
Less distributions:
   Dividends from net investment income                                        0.00             0.00           0.00         0.00
   Distributions from capital gains                                            0.00             0.00           0.00         0.00
   Returns of capital                                                          0.00             0.00           0.00         0.00
                                                                             ------           ------        -------      -------
Total distributions                                                            0.00             0.00           0.00         0.00
                                                                             ------           ------        -------      -------
Net asset value, end of period                                               $ 5.34           $ 4.58        $  3.19      $  4.54
                                                                             ======           ======        =======      =======
TOTAL RETURN(1)                                                               16.59%           43.57%        (29.74%)     (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $1,482           $1,555        $   846      $   832
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              3.32%            2.68%          2.70%        2.46%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              2.35%(4)         2.35%          2.35%        2.36%
Ratio of net investment income (loss) to average net assets                    0.37%           (0.79%)        (0.80%)      (1.12%)
Portfolio turnover rate(2)                                                       85%             100%            84%          84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes for waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    248

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS C


                                                                                           YEARS ENDED:
                                                              ----------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)    10/31/2003    10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ------------   -------------   ----------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                          $ 4.57          $ 3.19         $  4.54       $ 10.00
Income from investment operations:
   Net investment income (loss)                                                 0.02           (0.03)          (0.04)        (0.05)
   Net realized and unrealized gain (loss) on investments                       0.74            1.41           (1.31)        (5.41)
                                                                              ------          ------         -------       -------
Total from investment operations                                                0.76            1.38           (1.35)        (5.46)
Less distributions:
   Dividends from net investment income                                         0.00            0.00            0.00          0.00
   Distributions from capital gains                                             0.00            0.00            0.00          0.00
   Returns of capital                                                           0.00            0.00            0.00          0.00
                                                                              ------          ------         -------       -------
Total distributions                                                             0.00            0.00            0.00          0.00
                                                                              ------          ------         -------       -------
Net asset value, end of period                                                $ 5.33          $ 4.57         $  3.19       $  4.54
                                                                              ======          ======         =======       =======
TOTAL RETURN(1)                                                                16.63%          43.26%         (29.74%)      (54.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                      $1,306          $1,305         $   736       $   875
Ratio of expenses to average net assets before waivers and
   reimbursements                                                               2.97%           2.55%           2.57%         2.44%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                               2.35%(4)        2.35%           2.35%         2.36%
Ratio of net investment income (loss) to average net assets                     0.43%          (0.77%)         (0.78%)       (1.12%)
Portfolio turnover rate(2)                                                        85%            100%             84%           84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    249

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS A


                                                                                          YEARS ENDED:
                                                              --------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ----------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $  9.71         $  8.03       $  9.37        $10.00
Income from investment operations:
   Net investment income (loss)                                                0.12            0.07          0.04          0.02
   Net realized and unrealized gain (loss) on investments                      0.69            1.65         (1.38)        (0.65)
                                                                            -------         -------       -------        ------
Total from investment operations                                               0.81            1.72         (1.34)        (0.63)
Less distributions:
   Dividends from net investment income                                       (0.08)          (0.04)         0.00          0.00
   Distributions from capital gains                                            0.00            0.00          0.00          0.00
   Returns of capital                                                          0.00            0.00          0.00          0.00
                                                                            -------         -------       -------        ------
Total distributions                                                           (0.08)          (0.04)         0.00          0.00
                                                                            -------         -------       -------        ------
Net asset value, end of period                                              $ 10.44         $  9.71       $  8.03        $ 9.37
                                                                            =======         =======       =======        ======
TOTAL RETURN(1)                                                                8.42%          21.48%       (14.30%)       (6.30%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $12,910         $12,652       $ 9,739        $9,946
Ratio of expenses to average net assets before waivers and
reimbursements                                                                 1.78%           1.90%         1.98%         1.89%
Ratio of expenses to average net assets after waivers and
reimbursements                                                                 1.65%(4)        1.65%         1.65%         1.70%
Ratio of net investment income (loss) to average net assets                    1.17%           0.93%         0.51%         0.25%
Portfolio turnover rate(2)                                                       85%             93%           76%          115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    250

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS B


                                                                                          YEARS ENDED:
                                                              --------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ----------   -------------   ----------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 9.55          $ 7.92       $  9.30        $10.00
Income from investment operations:
   Net investment income (loss)                                                0.05            0.02         (0.02)        (0.03)
   Net realized and unrealized gain (loss) on investments                      0.69            1.61         (1.36)        (0.67)
                                                                             ------          ------       -------        ------
Total from investment operations                                               0.74            1.63         (1.38)        (0.70)
Less distributions:
   Dividends from net investment income                                       (0.03)           0.00          0.00          0.00
   Distributions from capital gains                                            0.00            0.00          0.00          0.00
   Returns of capital                                                          0.00            0.00          0.00          0.00
                                                                             ------          ------       -------        ------
Total distributions                                                           (0.03)           0.00          0.00          0.00
                                                                             ------          ------       -------        ------
Net asset value, end of period                                               $10.26          $ 9.55       $  7.92        $ 9.30
                                                                             ======          ======       =======        ======
TOTAL RETURN(1)                                                                7.71%          20.58%       (14.84%)       (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $3,043          $3,681       $ 2,755        $2,052
Ratio of expenses to average net assets before waivers and
reimbursements                                                                 2.80%           2.62%         2.68%         2.61%
Ratio of expenses to average net assets after waivers and
reimbursements                                                                 2.35%(4)        2.35%         2.35%         2.40%
Ratio of net investment income (loss) to average net assets                    0.44%           0.22%        (0.20%)       (0.45%)
Portfolio turnover rate(2)                                                       85%             93%           76%          115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    251

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS C


                                                                                           YEARS ENDED:
                                                              --------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ----------   -------------   ----------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 9.55          $ 7.92        $  9.30        $10.00
Income from investment operations:
   Net investment income (loss)                                                0.05            0.02          (0.02)        (0.03)
   Net realized and unrealized gain (loss) on investments                      0.69            1.61          (1.36)        (0.67)
                                                                             ------          ------        -------        ------
Total from investment operations                                               0.74            1.63          (1.38)        (0.70)
Less distributions:
   Dividends from net investment income                                       (0.03)           0.00           0.00          0.00
   Distributions from capital gains                                            0.00            0.00           0.00          0.00
   Returns of capital                                                          0.00            0.00           0.00          0.00
                                                                             ------          ------        -------        ------
Total distributions                                                           (0.03)           0.00           0.00          0.00
                                                                             ------          ------        -------        ------
Net asset value, end of period                                               $10.26          $ 9.55        $  7.92        $ 9.30
                                                                             ======          ======        =======        ======
TOTAL RETURN(1)                                                                7.71%          20.58%        (14.84%)       (7.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $2,459          $3,197        $ 2,548        $2,053
Ratio of expenses to average net assets before waivers and
reimbursements                                                                 2.68%           2.50%          2.54%         2.60%
Ratio of expenses to average net assets after waivers and
reimbursements                                                                 2.35%(4)        2.35%          2.35%         2.40%
Ratio of net investment income (loss) to average net assets                    0.44%           0.23%         (0.20%)       (0.45%)
Portfolio turnover rate(2)                                                       85%             93%            76%          115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33% and 2.33% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    252

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS A


                                                                        YEARS ENDED:
                                             ------------------------------------------------------------------
                                             10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------    ----------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  13.80      $  11.42       $  13.47       $ 13.86
Income from investment operations:
   Net investment income (loss)                              (0.10)        (0.07)         (0.09)        (0.06)
   Net realized and unrealized gain (loss)
      on investments                                          1.36          2.75          (1.68)         0.23
                                                          --------      --------       --------       -------
Total from investment operations                              1.26          2.68          (1.77)         0.17
Less distributions:
   Dividends from net investment income                       0.00          0.00           0.00          0.00
   Distributions from capital gains                          (0.06)        (0.30)         (0.28)        (0.56)
   Returns of capital                                         0.00          0.00           0.00          0.00
                                                          --------      --------       --------       -------
Total distributions                                          (0.06)        (0.30)         (0.28)        (0.56)
                                                          --------      --------       --------       -------
Net asset value, end of period                            $  15.00      $  13.80       $  11.42       $ 13.47
                                                          ========      ========       ========       =======
TOTAL RETURN(1)                                               9.21%        24.02%        (13.43%)        1.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $170,672      $126,630       $101,881       $98,971
Ratio of expenses to average net assets
   before waivers and reimbursements                          1.81%         1.76%          1.79%         1.67%
Ratio of expenses to average net assets
   after waivers and reimbursements                           1.65%(4)      1.65%          1.65%         1.62%
Ratio of net investment income (loss) to
   average net assets                                        (0.68%)       (0.62%)        (0.70%)       (0.61%)
Portfolio turnover rate(2)                                      41%           37%            63%           58%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    253

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS B


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 13.43       $ 11.20       $ 13.31        $ 13.81
Income from investment operations:
   Net investment income (loss)                                   (0.20)        (0.15)        (0.18)         (0.12)
   Net realized and unrealized gain (loss) on
      investments                                                  1.33          2.68         (1.65)          0.18
                                                                -------       -------       -------        -------
Total from investment operations                                   1.13          2.53         (1.83)          0.06
Less distributions:
   Dividends from net investment income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                               (0.06)        (0.30)        (0.28)         (0.56)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------       -------       -------        -------
Total distributions                                               (0.06)        (0.30)        (0.28)         (0.56)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $ 14.50       $ 13.43       $ 11.20        $ 13.31
                                                                =======       =======       =======        =======
TOTAL RETURN(1)                                                    8.49%        23.13%       (14.05%)         0.36%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $66,035       $56,378       $45,659        $42,578
Ratio of expenses to average net assets before
   waivers and reimbursements                                      2.55%         2.49%         2.48%          2.36%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      2.35%(4)      2.35%         2.35%          2.35%
Ratio of net investment income (loss) to average
   net assets                                                     (1.38%)       (1.31%)       (1.40%)        (1.33%)
Portfolio turnover rate(2)                                           41%           37%           63%            58%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    254

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL HEALTH FUND -- CLASS C


                                                                            YEARS ENDED:
                                                 -----------------------------------------------------------------
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                 ----------   ----------   ----------   -------------   ----------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 13.44       $ 11.21       $ 13.32        $ 13.81
Income from investment operations:
   Net investment income (loss)                                 (0.20)        (0.15)        (0.18)         (0.13)
   Net realized and unrealized gain (loss) on
      investments                                                1.33          2.68         (1.65)          0.20
                                                              -------       -------       -------        -------
Total from investment operations                                 1.13          2.53         (1.83)          0.07
Less distributions:
   Dividends from net investment income                          0.00          0.00          0.00           0.00
   Distributions from capital gains                             (0.06)        (0.30)        (0.28)         (0.56)
   Returns of capital                                            0.00          0.00          0.00           0.00
                                                              -------       -------       -------        -------
Total distributions                                             (0.06)        (0.30)        (0.28)         (0.56)
                                                              -------       -------       -------        -------
Net asset value, end of period                                $ 14.51       $ 13.44       $ 11.21        $ 13.32
                                                              =======       =======       =======        =======
TOTAL RETURN(1)                                                  8.49%        23.11%       (14.08%)         0.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $61,390       $51,606       $43,042        $44,306
Ratio of expenses to average net assets before
   waivers and reimbursements                                    2.37%         2.36%         2.35%          2.33%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    2.35%(4)      2.35%         2.35%          2.33%
Ratio of net investment income (loss) to
   average net assets                                           (1.38%)       (1.31%)       (1.40%)        (1.31%)
Portfolio turnover rate(2)                                         41%           37%           63%            58%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.34% and 2.34% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    255

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS A


                                                                         YEARS ENDED:
                                             -------------------------------------------------------------------
                                             10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------    ----------    ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  13.96      $  11.21       $  12.83      $  17.55
Income from Investment Operations:
   Net investment income (loss)                               (0.06)        (0.03)          0.02          0.01
   Net realized and unrealized gain (loss)
      on investments                                           2.59          2.78          (1.64)        (4.54)
                                                           --------      --------       --------      --------
Total from investment operations                               2.53          2.75          (1.62)        (4.53)
Less distributions:
   Dividends from net investment income                        0.00          0.00           0.00          0.00
   Distributions from capital gains                            0.00          0.00           0.00         (0.18)
   Returns of capital                                          0.00          0.00           0.00         (0.01)
                                                           --------      --------       --------      --------
Total distributions                                            0.00          0.00           0.00         (0.19)
                                                           --------      --------       --------      --------
Net asset value, end of period                             $  16.49      $  13.96       $  11.21      $  12.83
                                                           ========      ========       ========      ========
TOTAL RETURN(1)                                               18.12%        24.53%        (12.63%)      (26.07%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $466,013      $464,610       $354,407      $247,094
Ratio of expenses to average net assets
   before waivers and reimbursements                           1.62%         1.62%          1.66%         1.53%
Ratio of expenses to average net assets
   after waivers and reimbursements                            1.62%(4)      1.61%          1.61%         1.48%
Ratio of net investment income (loss) to
   average net assets                                         (0.36%)       (0.29%)         0.24%         0.08%
Portfolio turnover rate(2)                                      271%          320%           323%          382%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    256

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS B


                                                                        YEARS ENDED:
                                             ------------------------------------------------------------------
                                             10/31/2005    10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------    ----------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $ 13.45       $ 10.88       $ 12.54        $ 17.29
Income from Investment Operations:
   Net investment income (loss)                              (0.17)        (0.12)        (0.07)         (0.08)
   Net realized and unrealized gain (loss)
      on investments                                          2.49          2.69         (1.59)         (4.48)
                                                           -------       -------       -------        -------
Total from investment operations                              2.32          2.57         (1.66)         (4.56)
Less distributions:
   Dividends from net investment income                       0.00          0.00          0.00           0.00
   Distributions from capital gains                           0.00          0.00          0.00          (0.18)
   Returns of capital                                         0.00          0.00          0.00          (0.01)
                                                           -------       -------       -------        -------
Total distributions                                           0.00          0.00          0.00          (0.19)
                                                           -------       -------       -------        -------
Net asset value, end of period                             $ 15.77       $ 13.45       $ 10.88        $ 12.54
                                                           =======       =======       =======        =======
TOTAL RETURN(1)                                              17.25%        23.62%       (13.24%)       (26.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $90,179       $78,923       $70,280        $62,973
Ratio of expenses to average net
   assets before waivers and reimbursements                   2.52%         2.36%         2.33%          2.23%
Ratio of expenses to average net assets
   after waivers and reimbursements                           2.35%(4)      2.35%         2.33%          2.23%
Ratio of net investment income (loss) to
   average net assets                                        (1.09%)       (1.01%)       (0.48%)        (0.66%)
Portfolio turnover rate(2)                                     271%          320%          323%           382%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    257

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS C


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 13.49       $ 10.90       $ 12.55       $  17.30
Income from Investment Operations:
   Net investment income (loss)                                   (0.15)        (0.11)        (0.06)         (0.10)
   Net realized and unrealized gain (loss) on
      investments                                                  2.50          2.70         (1.59)         (4.46)
                                                                -------       -------       -------       --------
Total from investment operations                                   2.35          2.59         (1.65)         (4.56)
Less distributions:
   Dividends from net investment income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.18)
   Returns of capital                                              0.00          0.00          0.00          (0.01)
                                                                -------       -------       -------       --------
Total distributions                                                0.00          0.00          0.00          (0.19)
                                                                -------       -------       -------       --------
Net asset value, end of period                                  $ 15.84       $ 13.49       $ 10.90       $  12.55
                                                                =======       =======       =======       ========
TOTAL RETURN(1)                                                   17.42%        23.76%       (13.15%)       (26.62%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $87,518       $78,303       $75,174       $103,574
Ratio of expenses to average net assets before
   waivers and reimbursements                                      2.24%         2.23%         2.21%          2.19%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      2.24%(4)      2.23%         2.21%          2.19%
Ratio of net investment income (loss) to average
   net assets                                                     (0.98%)       (0.89%)       (0.36%)        (0.63%)
Portfolio turnover rate(2)                                          271%          320%          323%           382%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.






(4) The ratio of expense to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.53%, 2.26% and 2.15% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    258

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS A


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  4.68       $  2.98       $  4.01        $  8.72
Income from Investment Operations:
   Net investment income (loss)                                   (0.07)        (0.04)        (0.12)         (0.08)
   Net realized and unrealized gain (loss)
      on investments                                              (0.19)         1.74         (0.91)         (4.55)
                                                                -------       -------       -------        -------
Total from investment operations                                  (0.26)         1.70         (1.03)         (4.63)
Less distributions:
   Dividends from net investment income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.08)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------       -------       -------        -------
Total distributions                                                0.00          0.00          0.00          (0.08)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $  4.42       $  4.68       $  2.98        $  4.01
                                                                =======       =======       =======        =======
TOTAL RETURN(1)                                                   (5.56%)       57.05%       (25.69%)       (53.56%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $31,418       $32,388       $18,321        $24,824
Ratio of expenses to average net assets before
   waivers and reimbursements                                      2.14%         1.77%         1.86%          1.71%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.65%(4)      1.65%         1.65%          1.66%
Ratio of net investment income (loss) to average
   net assets                                                     (1.37%)       (1.28%)       (1.44%)        (1.24%)
Portfolio turnover rate(2)                                          165%          163%          174%           253%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    259

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS B


                                                                                       YEARS ENDED:
                                                            -----------------------------------------------------------------
                                                            10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                            ----------   ----------   ----------   -------------   ----------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $  4.56       $  2.92       $  3.96        $  8.68
Income from Investment Operations:
   Net investment income (loss)                                            (0.10)        (0.06)        (0.18)         (0.11)
   Net realized and unrealized gain (loss) on investments                  (0.18)         1.70         (0.86)         (4.53)
                                                                         -------       -------       -------        -------
Total from investment operations                                           (0.28)         1.64         (1.04)         (4.64)
Less distributions:
   Dividends from net investment income                                     0.00          0.00          0.00           0.00
   Distributions from capital gains                                         0.00          0.00          0.00          (0.08)
   Returns of capital                                                       0.00          0.00          0.00           0.00
                                                                         -------       -------       -------        -------
Total distributions                                                         0.00          0.00          0.00          (0.08)
                                                                         -------       -------       -------        -------
Net asset value, end of period                                           $  4.28       $  4.56       $  2.92        $  3.96
                                                                         =======       =======       =======        =======
TOTAL RETURN(1)                                                            (6.14%)       56.16%       (26.26%)       (53.93%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $12,978       $13,991       $ 8,170        $10,962
Ratio of expenses to average net assets before
   waivers and reimbursements                                               2.96%         2.50%         2.54%          2.43%
Ratio of expenses to average net assets after
   waivers and reimbursements                                               2.35%(4)      2.35%         2.35%          2.36%
Ratio of net investment income (loss) to
   average net assets                                                      (2.07%)       (1.98%)       (2.14%)        (1.94%)
Portfolio turnover rate(2)                                                   165%          163%          174%           253%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    260

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS C


                                                                                       YEARS ENDED:
                                                            -----------------------------------------------------------------
                                                            10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                            ----------   ----------   ----------   -------------   ----------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $  4.56       $  2.92       $  3.97        $  8.68
Income from Investment Operations:
   Net investment income (loss)                                            (0.11)        (0.06)        (0.19)         (0.11)
   Net realized and unrealized gain (loss) on investments                  (0.17)         1.70         (0.86)         (4.52)
                                                                         -------       -------       -------        -------
Total from investment operations                                           (0.28)         1.64         (1.05)         (4.63)
Less distributions:
   Dividends from net investment income                                     0.00          0.00          0.00           0.00
   Distributions from capital gains                                         0.00          0.00          0.00          (0.08)
   Returns of capital                                                       0.00          0.00          0.00           0.00
                                                                         -------       -------       -------        -------
Total distributions                                                         0.00          0.00          0.00          (0.08)
                                                                         -------       -------       -------        -------
Net asset value, end of period                                           $  4.28       $  4.56       $  2.92        $  3.97
                                                                         =======       =======       =======        =======
TOTAL RETURN(1)                                                            (6.14%)       56.16%       (26.45%)       (53.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $13,891       $16,513       $ 9,560        $15,581
Ratio of expenses to average net assets before
   waivers and reimbursements                                               2.62%         2.37%         2.39%          2.37%
Ratio of expenses to average net assets after
   waivers and reimbursements                                               2.35%(4)      2.35%         2.35%          2.36%
Ratio of net investment  income (loss) to average net
   assets                                                                  (2.07%)       (1.99%)       (2.15%)        (1.94%)
Portfolio turnover rate(2)                                                   165%          163%          174%           253%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    261

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS A


                                                                                         YEARS ENDED:                PERIOD ENDED:
                                                                            --------------------------------------     2/19/2002-
                                                                            10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                                            ----------   ------------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $  15.19        $ 11.90      $ 14.57
Income from Investment Operations:
   Net investment income (loss)                                                             (0.08)         (0.03)       (0.02)
   Net realized and unrealized gain (loss) on investments                                    1.08           3.32        (2.65)
                                                                                         --------        -------      -------
Total from investment operations                                                             1.00           3.29        (2.67)
Less distributions:
   Dividends from net investment income                                                      0.00           0.00         0.00
   Distributions from capital gains                                                          0.00           0.00         0.00
   Returns of capital                                                                        0.00           0.00         0.00
                                                                                         --------        -------      -------
Total distributions                                                                          0.00           0.00         0.00
                                                                                         --------        -------      -------
Net asset value, end of period                                                           $  16.19        $ 15.19      $ 11.90
                                                                                         ========        =======      =======
TOTAL RETURN(3)                                                                              6.58%         27.65%      (18.33%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $384,160        $72,186      $ 5,970
Ratio of expenses to average net assets before waivers and reimbursements                    1.55%          1.52%        1.65%(2)
Ratio of expenses to average net assets after waivers and reimbursements                     1.45%(5)       1.45%        1.45%(2)
Ratio of net investment income (loss) to average net assets                                 (0.84%)        (0.65%)      (0.44%)(2)
Portfolio turnover rate(4)                                                                     66%           129%         107%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    262

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS B


                                                                                         YEARS ENDED:                PERIOD ENDED:
                                                                            --------------------------------------     2/19/2002-
                                                                            10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                                            ----------   ------------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $ 13.70        $ 10.80      $ 13.28
Income from Investment Operations:
   Net investment income (loss)                                                             (0.15)         (0.07)       (0.04)
   Net realized and unrealized gain (loss) on investments                                    0.94           2.97        (2.44)
                                                                                          -------        -------      -------
Total from investment operations                                                             0.79           2.90        (2.48)
Less distributions:
   Dividends from net investment income                                                      0.00           0.00         0.00
   Distributions from capital gains                                                          0.00           0.00         0.00
   Returns of capital                                                                        0.00           0.00         0.00
                                                                                          -------        -------      -------
Total distributions                                                                          0.00           0.00         0.00
                                                                                          -------        -------      -------
Net asset value, end of period                                                            $ 14.49        $ 13.70      $ 10.80
                                                                                          =======        =======      =======
TOTAL RETURN(3)                                                                              5.77%         26.85%      (18.67%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $32,440        $11,552      $ 1,698
Ratio of expenses to average net assets before waivers and reimbursements                    2.33%          2.26%        2.32%(2)
Ratio of expenses to average net assets after waivers and reimbursements                     2.15%(5)       2.12%        2.15%(2)
Ratio of net investment income (loss) to average net assets                                 (1.54%)        (1.35%)      (1.10%)(2)
Portfolio turnover rate(4)                                                                     66%           129%         107%



(1)  Not annualized.


(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    263

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS C


                                                                                         YEARS ENDED:                PERIOD ENDED:
                                                                            --------------------------------------     2/19/2002-
                                                                            10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                                            ----------   ------------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                      $ 13.70        $ 10.80      $ 13.28
Income from Investment Operations:
   Net investment income (loss)                                                             (0.12)         (0.07)       (0.04)
   Net realized and unrealized gain (loss) on investments                                    0.92           2.97        (2.44)
                                                                                          -------        -------      -------
Total from investment operations                                                             0.80           2.90        (2.48)
Less distributions:
   Dividends from net investment income                                                      0.00           0.00         0.00
   Distributions from capital gains                                                          0.00           0.00         0.00
   Returns of capital                                                                        0.00           0.00         0.00
                                                                                          -------        -------      -------
Total distributions                                                                          0.00           0.00         0.00
                                                                                          -------        -------      -------
Net asset value, end of period                                                            $ 14.50        $ 13.70      $ 10.80
                                                                                          =======        =======      =======
TOTAL RETURN(3)                                                                              5.84%         26.85%      (18.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                  $47,575        $11,896      $ 1,480
Ratio of expenses to average net assets before waivers and reimbursements                    2.07%          2.15%        2.18%(2)
Ratio of expenses to average net assets after waivers and reimbursements                     2.07%(5)       2.15%        2.15%(2)
Ratio of net investment income (loss) to average net assets                                 (1.45%)        (1.36%)      (1.13%)(2)
Portfolio turnover rate(4)                                                                     66%           129%         107%



(1)  Not annualized.


(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.05% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    264

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS A


                                                       YEARS ENDED:               PERIOD ENDED:
                                           ------------------------------------     2/19/2002-
                                           10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                           ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 21.25       $ 15.31      $ 19.80
Income from Investment Operations:
   Net investment income (loss)                           (0.17)        (0.07)       (0.06)
   Net realized and unrealized gain
      (loss) on investments                                2.41          6.01        (4.43)
                                                        -------       -------      -------
Total from investment operations                           2.24          5.94        (4.49)
Less distributions:
   Dividends from net investment income                    0.00          0.00         0.00
   Distributions from capital gains                        0.00          0.00         0.00
   Returns of capital                                      0.00          0.00         0.00
                                                        -------       -------      -------
Total distributions                                        0.00          0.00         0.00
                                                        -------       -------      -------
Net asset value, end of period                          $ 23.49       $ 21.25      $ 15.31
                                                        =======       =======      =======
TOTAL RETURN(3)                                           10.54%        38.80%      (22.68%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $54,652       $17,149      $ 3,338
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.52%         1.49%        1.62%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.45%(5)      1.45%        1.45%(2)
Ratio of net investment income (loss) to
   average net assets                                     (0.94%)       (0.88%)      (0.92%)(2)
Portfolio turnover rate(4)                                  130%          158%         182%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    265

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS B


                                                       YEARS ENDED:               PERIOD ENDED:
                                           ------------------------------------     2/19/2002-
                                           10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                           ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 18.91       $13.71       $ 17.80
Income from Investment Operations:
   Net investment income (loss)                           (0.26)       (0.12)        (0.10)
   Net realized and unrealized gain
      (loss) on investments                                2.12         5.32         (3.99)
                                                        -------       ------       -------
Total from investment operations                           1.86         5.20         (4.09)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00
   Returns of capital                                      0.00         0.00          0.00
                                                        -------       ------       -------
Total distributions                                        0.00         0.00          0.00
                                                        -------       ------       -------
Net asset value, end of period                          $ 20.77       $18.91       $ 13.71
                                                        =======       ======       =======
TOTAL RETURN(3)                                            9.84%       37.93%       (22.99%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $11,518       $4,470       $   777
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.45%        2.22%         2.30%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.15%(5)     2.15%         2.15%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.64%)      (1.58%)       (1.60%)(2)
Portfolio turnover rate(4)                                  130%         158%          182%



(1)  Not annualized.


(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    266

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS C


                                                       YEARS ENDED:               PERIOD ENDED:
                                           ------------------------------------     2/19/2002-
                                           10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                           ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 18.91       $13.70       $ 17.80
Income from Investment Operations:
   Net investment income (loss)                           (0.28)       (0.09)        (0.09)
   Net realized and unrealized gain
      (loss) on investments                                2.14         5.30         (4.01)
                                                        -------       ------       -------
Total from investment operations                           1.86         5.21         (4.10)
Less distributions:
   Dividends from net investment income                    0.00         0.00          0.00
   Distributions from capital gains                        0.00         0.00          0.00
   Returns of capital                                      0.00         0.00          0.00
                                                        -------       ------       -------
Total distributions                                        0.00         0.00          0.00
                                                        -------       ------       -------
Net asset value, end of period                          $ 20.77       $18.91       $ 13.70
                                                        =======       ======       =======
TOTAL RETURN(3)                                            9.84%       38.03%       (23.05%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $11,899       $5,238       $   892
Ratio of expenses to average net assets
   before waivers and reimbursements                       2.11%        2.10%         2.09%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                        2.11%(5)     2.10%         2.09%(2)
Ratio of net investment income (loss) to
   average net assets                                     (1.61%)      (1.54%)       (1.56%)(2)
Portfolio turnover rate(4)                                  130%         158%          182%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.06% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    267

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS A


                                                                              YEARS ENDED:
                                                -----------------------------------------------------------------------
                                                10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                                ----------   -------------   -------------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $   7.94         $   6.73         $  8.45       $  9.06
Income from Investment Operations:
   Net investment income (loss)                                   0.48             0.60            0.82          0.78
   Net realized and unrealized gain (loss) on
      investments                                                 0.23             1.26           (1.78)        (0.61)
                                                              --------         --------         -------       -------
Total from investment operations                                  0.71             1.86           (0.96)         0.17
Less distributions:
   Dividends from net investment income                          (0.47)           (0.65)          (0.76)        (0.78)
   Distributions from capital gains                               0.00             0.00            0.00          0.00
   Returns of capital                                             0.00             0.00            0.00          0.00
                                                              --------         --------         -------       -------
Total distributions                                              (0.47)           (0.65)          (0.76)        (0.78)
                                                              --------         --------         -------       -------
Net asset value, end of period                                $   8.18         $   7.94         $  6.73       $  8.45
                                                              ========         ========         =======       =======
TOTAL RETURN(1)                                                   9.26%(4)        28.69%         (12.16%)        1.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $247,364         $213,377         $95,760       $45,753
Ratio of expenses to average net assets
   before waivers and reimbursements                              1.35%            1.49%           1.55%         1.40%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.35%            1.40%           1.40%         1.35%
Ratio of net investment income (loss) to
   average net assets                                             6.03%            7.98%           9.48%         9.00%
Portfolio turnover rate(2)                                          86%              54%             22%           63%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    268

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS B


                                                                               YEARS ENDED:
                                                 -----------------------------------------------------------------------
                                                 10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                                 ----------   -------------   -------------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  7.93           $  6.72        $  8.43        $  9.05
Income from Investment Operations:
   Net investment income (loss)                                   0.43              0.57           0.80           0.72
   Net realized and unrealized gain (loss) on
   investments                                                    0.22              1.24          (1.81)         (0.62)
                                                               -------           -------        -------        -------
Total from investment operations                                  0.65              1.81          (1.01)         (0.10)
Less distributions:
   Dividends from net investment income                          (0.41)            (0.60)         (0.70)         (0.72)
   Distributions from capital gains                               0.00              0.00           0.00           0.00
   Returns of capital                                             0.00              0.00           0.00           0.00
                                                               -------           -------        -------        -------
Total distributions                                              (0.41)            (0.60)         (0.70)         (0.72)
                                                               -------           -------        -------        -------
Net asset value, end of period                                 $  8.17           $  7.93        $  6.72        $  8.43
                                                               =======           =======        =======        =======
TOTAL RETURN(1)                                                   8.45%(4)         27.83%        (12.70%)         0.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $63,972           $72,293        $44,359        $16,922
Ratio of expenses to average net assets before
   waivers and reimbursements                                     2.07%             2.23%          2.24%          2.08%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     2.07%             2.10%          2.10%          2.08%
Ratio of net investment income (loss) to
   average net assets                                             5.32%             7.39%          8.78%          8.28%
Portfolio turnover rate(2)                                          86%               54%            22%            63%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    269

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS C


                                                                                YEARS ENDED:
                                                  -----------------------------------------------------------------------
                                                  10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                                  ----------   -------------   -------------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  7.93           $  6.72        $  8.43        $  9.05
Income from Investment Operations:
   Net investment income (loss)                                    0.44              0.55           0.72           0.72
   Net realized and unrealized gain
      (loss) on investments                                        0.22              1.26          (1.73)         (0.62)
                                                                -------           -------        -------        -------
Total from investment operations                                   0.66              1.81          (1.01)          0.10
Less distributions:
   Dividends from net investment income                           (0.42)            (0.60)         (0.70)         (0.72)
   Distributions from capital gains                                0.00              0.00           0.00           0.00
   Returns of capital                                              0.00              0.00           0.00           0.00
                                                                -------           -------        -------        -------
Total distributions                                               (0.42)            (0.60)         (0.70)         (0.72)
                                                                -------           -------        -------        -------
Net asset value, end of period                                  $  8.17           $  7.93        $  6.72        $  8.43
                                                                =======           =======        =======        =======
TOTAL RETURN(1)                                                    8.54%(4)         27.84%        (12.65%)         1.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $71,673           $77,968        $40,611        $27,605
Ratio of expenses to average net assets
   before waivers and reimbursements                               1.98%             2.10%          2.10%          2.08%
Ratio of expenses to average net assets
   after waivers and reimbursements                                1.98%             2.10%          2.10%          2.08%
Ratio of net investment income (loss) to
   average net assets                                              5.40%             7.31%          8.78%          8.28%
Portfolio turnover rate(2)                                           86%               54%            22%            63%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset value impact was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    270

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS A


                                                                          YEARS ENDED:
                                                              ------------------------------------   PERIOD ENDED:
                                                              10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                              ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $ 10.53     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                                                0.48        0.52           0.00
   Net realized and unrealized gain (loss) on investments                      0.22        0.54           0.00
                                                                            -------     -------         ------
Total from investment operations                                               0.70        1.06           0.00
Less distributions:
   Dividends from net investment income                                       (0.51)      (0.53)          0.00
   Distributions from capital gains                                            0.00        0.00           0.00
   Returns of capital                                                          0.00        0.00           0.00
                                                                            -------     -------         ------
Total distributions                                                           (0.51)      (0.53)          0.00
                                                                            -------     -------         ------
Net asset value, end of period                                              $ 10.72     $ 10.53         $10.00
                                                                            =======     =======         ======
TOTAL RETURN(2)                                                                6.85%      10.79%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $29,580     $15,836         $8,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              1.14%       1.54%(4)         --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.00%       1.00%(4)         --
Ratio of net investment income (loss) to average net assets                    4.60%       5.06%(4)         --
Portfolio turnover rate(3)                                                      167%        124%            --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    271

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS B


                                                                          YEARS ENDED:
                                                              ------------------------------------   PERIOD ENDED:
                                                              10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                              ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $10.53     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                                0.42       0.44            0.00
   Net realized and unrealized gain (loss) on investments                      0.21       0.54            0.00
                                                                             ------     ------          ------
Total from investment operations                                               0.63       0.98            0.00
Less distributions:
   Dividends from net investment income                                       (0.44)     (0.45)           0.00
   Distributions from capital gains                                            0.00       0.00            0.00
   Returns of capital                                                          0.00       0.00            0.00
                                                                             ------     ------          ------
Total distributions                                                           (0.44)     (0.45)           0.00
                                                                             ------     ------          ------
Net asset value, end of period                                               $10.72     $10.53          $10.00
                                                                             ======     ======          ======
TOTAL RETURN(2)                                                                6.10%     10.01%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $5,541     $4,705          $1,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              1.95%      2.31%(4)          --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.70%      1.70%(4)          --
Ratio of net investment income (loss) to average net assets                    3.90%      4.31%(4)          --
Portfolio turnover rate(3)                                                      167%       124%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    272

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS C


                                                                          YEARS ENDED:
                                                              ------------------------------------   PERIOD ENDED:
                                                              10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                              ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $10.55     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                                0.41       0.44            0.00
   Net realized and unrealized gain (loss) on investments                      0.22       0.56            0.00
                                                                             ------     ------          ------
Total from investment operations                                               0.63       1.00            0.00
Less distributions:
   Dividends from net investment income                                       (0.44)     (0.45)           0.00
   Distributions from capital gains                                            0.00       0.00            0.00
   Returns of capital                                                          0.00       0.00            0.00
                                                                             ------     ------          ------
Total distributions                                                           (0.44)     (0.45)           0.00
                                                                             ------     ------          ------
Net asset value, end of period                                               $10.74     $10.55          $10.00
                                                                             ======     ======          ======
TOTAL RETURN(2)                                                                6.09%     10.22%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $5,562     $5,050          $1,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              1.88%      2.17%(4)          --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.70%      1.70%(4)          --
Ratio of net investment income (loss) to average net assets                    3.90%      4.28%(4)          --
Portfolio turnover rate(3)                                                      167%       124%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    273

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS A


                                                                           YEARS ENDED:                 PERIOD ENDED:
                                                              ---------------------------------------   -------------
                                                              10/31/2005    10/31/2004     10/31/2003   10/31/2002(1)
                                                              ----------   ------------   -----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $  10.63     $  10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                                  0.30         0.27            0.00
   Net realized and unrealized gain (loss) on investments                        0.37         0.62            0.00
                                                                             --------     --------          ------
Total from investment operations                                                 0.67         0.89            0.00
Less distributions:
   Dividends from net investment income                                         (0.31)       (0.26)           0.00
   Distributions from capital gains                                             (0.04)        0.00            0.00
   Returns of capital                                                            0.00         0.00            0.00
                                                                             --------     --------          ------
Total distributions                                                             (0.35)       (0.26)           0.00
                                                                             --------     --------          ------
Net asset value, end of period                                               $  10.95     $  10.63          $10.00
                                                                             ========     ========          ======
TOTAL RETURN(2)                                                                  6.39%        9.02%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $313,961     $142,992          $8,000
Ratio of expenses to average net assets before waivers
   and reimbursements                                                            1.04%        1.34%(4)          --
Ratio of expenses to average net assets after waivers
   and reimbursements                                                            1.00%        1.00%(4)          --
Ratio of net investment income (loss) to average net assets                      3.04%        2.63%(4)          --
Portfolio turnover rate(3)                                                         81%          23%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    274

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS B


                                                                           YEARS ENDED:                PERIOD ENDED:
                                                              --------------------------------------   -------------
                                                              10/31/2005    10/31/2004    10/31/2003   10/31/2002(1)
                                                              ----------   ------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $  10.64     $ 10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                                  0.22        0.21            0.00
   Net realized and unrealized gain (loss) on investments                        0.37        0.63            0.00
                                                                             --------     -------          ------
Total from investment operations                                                 0.59        0.84            0.00
Less distributions:
   Dividends from net investment income                                         (0.23)      (0.20)           0.00
   Distributions from capital gains                                             (0.04)       0.00            0.00
   Returns of capital                                                            0.00        0.00            0.00
                                                                             --------     -------          ------
Total distributions                                                             (0.27)      (0.20)           0.00
                                                                             --------     -------          ------
Net asset value, end of period                                               $  10.96     $ 10.64          $10.00
                                                                             ========     =======          ======
TOTAL RETURN(2)                                                                  5.65%       8.41%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $107,964     $67,986          $1,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                                1.81%       2.09%(4)          --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                                1.70%       1.70%(4)          --
Ratio of net investment income (loss) to average net assets                      2.21%       1.98%(4)          --
Portfolio turnover rate(3)                                                         81%         23%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    275

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS C


                                                                      YEARS ENDED:         PERIOD ENDED:
                                                              --------------------------   -------------
                                                               10/31/2004     10/31/2003   10/31/2002(1)
                                                              ------------   -----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  10.63     $  10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                     0.23         0.20            0.00
   Net realized and unrealized gain (loss) on investments           0.37         0.63            0.00
                                                                --------     --------          ------
Total from investment operations                                    0.60         0.83            0.00
Less distributions:
   Dividends from net investment income                            (0.23)       (0.20)           0.00
   Distributions from capital gains                                (0.04)        0.00            0.00
   Returns of capital                                               0.00         0.00            0.00
                                                                --------     --------          ------
Total distributions                                                (0.27)       (0.20)           0.00
                                                                --------     --------          ------
Net asset value, end of period                                  $  10.96     $  10.63          $10.00
                                                                ========     ========          ======
TOTAL RETURN(2)                                                     5.74%        8.31%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $319,990     $160,253          $1,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                   1.76%        1.95%(4)          --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                   1.70%        1.70%(4)          --
Ratio of net investment income (loss) to average net assets         2.33%        1.97%(4)          --
Portfolio turnover rate(3)                                            81%          23%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    276

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS A


                                                                YEARS ENDED:                         PERIOD ENDED:
                                           -------------------------------------------------------    4/30/2001-
                                           10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   -------------   ----------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  9.62         $  6.93        $ 7.62        $ 10.00
Income from investment operations:
   Net investment income (loss)                            (0.01)          (0.02)         0.02           0.00
   Net realized and unrealized gain
      (loss) on investments                                 2.03            2.72         (0.71)         (2.38)
                                                         -------         -------        ------        -------
Total from investment operations                            2.02            2.70         (0.69)         (2.38)
Less distributions:
   Dividends from net investment income                     0.00           (0.01)         0.00           0.00
   Distributions from capital gains                        (0.05)           0.00          0.00           0.00
   Returns of capital                                       0.00            0.00          0.00           0.00
                                                         -------         -------        ------        -------
Total distributions                                        (0.05)          (0.01)         0.00           0.00
                                                         -------         -------        ------        -------
Net asset value, end of period                           $ 11.59         $  9.62        $ 6.93        $  7.62
                                                         =======         =======        ======        =======
TOTAL RETURN(2)                                            21.14%          38.95%        (9.06%)       (23.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $50,051         $11,362        $4,666        $ 2,579
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.91%           2.36%         2.98%          2.64%(4)
   Ratio of expenses to average net
      assets after waivers and
      reimbursements                                        1.65%(7)        1.65%         1.65%          1.65%(4)
   Ratio of net investment income (loss)
      to average net assets                                (0.10)%         (0.35)%        0.34%         (0.09%)(4)
   Portfolio turnover rate(3)                                200%            281%          330%           135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    277

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS B


                                                                YEARS ENDED:                         PERIOD ENDED:
                                           -------------------------------------------------------     4/30/2001-
                                           10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   -------------   ----------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $ 9.46         $ 6.86         $ 7.59        $ 10.00
Income from investment operations:
   Net investment income (loss)                            (0.08)         (0.04)         (0.03)         (0.03)
   Net realized and unrealized gain
      (loss) on investments                                 1.99           2.64          (0.70)         (2.38)
                                                          ------         ------         ------        -------
Total from investment operations                            1.91           2.60          (0.73)         (2.41)
Less distributions:
   Dividends from net investment income                     0.00           0.00           0.00           0.00
   Distributions from capital gains                        (0.05)          0.00           0.00           0.00
   Returns of capital                                       0.00           0.00           0.00           0.00
                                                          ------         ------         ------        -------
Total distributions                                        (0.05)          0.00           0.00           0.00
                                                          ------         ------         ------        -------
Net asset value, end of period                            $11.32         $ 9.46         $ 6.86        $  7.59
                                                          ======         ======         ======        =======
TOTAL RETURN(2)                                            20.33%         37.90%         (9.62%)       (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $8,968         $2,148         $  813        $   327
Ratio of expenses to average net assets
   before waivers and Reimbursements                        2.83%          3.08%          3.69%          3.35%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.35%(7)       2.35%          2.35%          2.35%(4)
Ratio of net investment income (loss) to
   average net assets                                      (0.80%)        (1.04%)        (0.42%)        (0.79%)(4)
Portfolio turnover rate(3)                                   200%           281%           330%           135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    278

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS C


                                                                YEARS ENDED:                         PERIOD ENDED:
                                           -------------------------------------------------------     4/30/2001-
                                           10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   -------------   ----------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  9.46         $ 6.86         $ 7.59        $ 10.00
Income from investment operations:
   Net investment income (loss)                            (0.08)         (0.04)         (0.03)         (0.02)
   Net realized and unrealized gain
      (loss) on investments                                 1.99           2.64          (0.70)         (2.39)
                                                         -------         ------         ------        -------
Total from investment operations                            1.91           2.60          (0.73)         (2.41)
Less distributions:
   Dividends from net investment income                     0.00           0.00           0.00           0.00
   Distributions from capital gains                        (0.05)          0.00           0.00           0.00
   Returns of capital                                       0.00           0.00           0.00           0.00
                                                         -------         ------         ------        -------
Total distributions                                        (0.05)          0.00           0.00           0.00
                                                         -------         ------         ------        -------
Net asset value, end of period                           $ 11.32         $ 9.46         $ 6.86        $  7.59
                                                         =======         ======         ======        =======
TOTAL RETURN(2)                                            20.33%         37.90%         (9.62%)       (24.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $12,906         $2,285         $  826        $   316
Ratio of expenses to average net assets
   before waivers and reimbursements                        2.63%          2.95%          3.55%          3.32%(4)
Ratio of expenses to average net assets
   after waivers and reimbursements                         2.35%(7)       2.35%          2.35%          2.35%(4)
Ratio of net investment income (loss) to
   average net assets                                      (0.79%)        (1.01%)        (0.34%)        (0.79%)(4)
Portfolio turnover rate(3)                                   200%           281%           330%           135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.29% and 2.28% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    279

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A


                                                                        YEARS ENDED:
                                             -----------------------------------------------------------------
                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------   ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  9.66       $  8.03       $  9.33        $ 13.03
Income from Investment Operations:
   Net investment income (loss)                              0.03          0.02          0.03           0.05
   Net realized and unrealized gain (loss)
   on investments                                            1.54          1.61         (1.33)         (3.14)
                                                          -------       -------       -------        -------
Total from investment operations                             1.57          1.63         (1.30)         (3.09)
Less distributions:
   Dividends from net investment income                     (0.01)         0.00          0.00           0.00
   Distributions from capital gains                          0.00          0.00          0.00          (0.61)
   Returns of capital                                        0.00          0.00          0.00           0.00
                                                          -------       -------       -------        -------
Total distributions                                         (0.01)         0.00          0.00          (0.61)
                                                          -------       -------       -------        -------
Net asset value, end of period                            $ 11.22       $  9.66       $  8.03        $  9.33
                                                          =======       =======       =======        =======
TOTAL RETURN(1)                                             16.20%        20.30%       (13.93%)       (24.87%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $87,348       $69,153       $66,775        $72,326
Ratio of expenses to average net assets
   before waivers and reimbursements                         1.83%         1.72%         1.82%          1.61%
Ratio of expenses to average net assets
   after waivers and reimbursements                          1.65%(4)      1.65%         1.65%          1.56%
Ratio of net investment income (loss) to
   average net assets                                        0.33%         0.25%         0.34%          0.47%
Portfolio turnover rate(2)                                    143%          138%          175%           158%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    280

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B


                                                                            YEARS ENDED:
                                                 -----------------------------------------------------------------
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                 ----------   ----------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  9.22       $  7.71       $  9.04        $ 12.74
Income from Investment Operations:
   Net investment income (loss)                                 (0.05)        (0.04)        (0.08)         (0.04)
   Net realized and unrealized gain (loss) on
      investments                                                1.47          1.55         (1.25)         (3.05)
                                                              -------       -------       -------        -------
Total from investment operations                                 1.42          1.51         (1.33)         (3.09)
Less distributions:
   Dividends from net investment income                          0.00          0.00          0.00           0.00
   Distributions from capital gains                              0.00          0.00          0.00          (0.61)
   Returns of capital                                            0.00          0.00          0.00           0.00
                                                              -------       -------       -------        -------
Total distributions                                              0.00          0.00          0.00          (0.61)
                                                              -------       -------       -------        -------
Net asset value, end of period                                $ 10.64       $  9.22       $  7.71        $  9.04
                                                              =======       =======       =======        =======
TOTAL RETURN(1)                                                 15.40%        19.58%       (14.71%)       (25.46%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $23,301       $20,459       $18,668        $18,798
Ratio of expenses to average net assets before
   waivers and reimbursements                                    2.77%         2.45%         2.50%          2.30%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    2.35%(4)      2.35%         2.35%          2.30%
Ratio of net investment income (loss) to
   average net assets                                           (0.39%)       (0.46%)       (0.79%)        (0.28%)
Portfolio turnover rate(2)                                        143%          138%          175%           158%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    281

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C


                                                                           YEARS ENDED:
                                                 ----------------------------------------------------------------
                                                 10/31/2005   10/31/2004   10/31/2003   0/31/2002(3)   10/31/2001
                                                 ----------   ----------   ----------   ------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  9.16       $  7.67       $  8.99       $ 12.68
Income from Investment Operations:
   Net investment income (loss)                                 (0.05)        (0.04)        (0.05)        (0.03)
   Net realized and unrealized gain (loss) on                    1.46          1.53         (1.27)        (3.05)
                                                              -------       -------       -------       -------
   investments
Total from investment operations                                 1.41          1.49         (1.32)        (3.08)
Less distributions:
   Dividends from net investment income                          0.00          0.00          0.00          0.00
   Distributions from capital gains                              0.00          0.00          0.00         (0.61)
   Returns of capital                                            0.00          0.00          0.00          0.00
                                                              -------       -------       -------       -------
Total distributions                                              0.00          0.00          0.00         (0.61)
                                                              -------       -------       -------       -------
Net asset value, end of period                                $ 10.57       $  9.16       $  7.67       $  8.99
                                                              =======       =======       =======       =======
TOTAL RETURN(1)                                                 15.39%        19.43%       (14.68%)      (25.51%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $15,749       $14,790       $13,438       $18,523
Ratio of expenses to average net assets before
   waivers and reimbursements                                    2.48%         2.35%         2.40%         2.28%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    2.35%(4)      2.35%         2.35%         2.28%
Ratio of net investment income (loss) to
   average net assets                                           (0.38%)       (0.45%)       (0.64%)       (0.25%)
Portfolio turnover rate(2)                                        143%          138%          175%          158%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.












(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.30% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    282

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS A


                                                                                   YEARS ENDED:                        PERIOD ENDED:
                                                             -------------------------------------------------------     4/30/2001-
                                                             10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                             ----------   ----------   -------------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $ 12.93         $  8.37         $ 8.82        $ 10.00
Income from investment operations:
Net investment income (loss)                                                 0.07            0.07           0.03           0.04
Net realized and unrealized gain (loss) on investments                       1.31            4.51          (0.48)         (1.22)
                                                                          -------         -------         ------        -------
Total from investment operations                                             1.38            4.58          (0.45)         (1.18)
Less distributions:
Dividends from net investment income                                         0.00           (0.02)          0.00           0.00
Distributions from capital gains                                            (0.87)           0.00           0.00           0.00
Returns of capital                                                           0.00            0.00           0.00           0.00
                                                                          -------         -------         ------        -------
Total distributions                                                         (0.87)          (0.02)          0.00           0.00
                                                                          -------         -------         ------        -------
Net asset value, end of period                                            $ 13.44         $ 12.93         $ 8.37        $  8.82
                                                                          =======         =======         ======        =======
TOTAL RETURN(2)                                                             11.39%          54.76%         (5.10%)       (11.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $23,934         $12,320         $4,598        $ 2,156
Ratio of expenses to average net assets before waivers and
   reimbursements                                                            1.99%           2.36%          3.09%          3.46%(4)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                            1.65%(7)        1.65%          1.65%          1.65%(4)
Ratio of net investment income (loss) to average net
   assets                                                                    0.90%           0.72%          0.44%          0.86%(4)
Portfolio turnover rate(3)                                                    119%            166%           194%           128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    283

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS B


                                                                                 YEARS ENDED:                         PERIOD ENDED:
                                                            -------------------------------------------------------    4/30/2001-
                                                            10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                            ----------   ----------   -------------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $12.82          $ 8.34          $ 8.81        $ 10.00
Income from investment operations:
   Net investment income (loss)                                            0.02            0.01           (0.02)          0.00
   Net realized and unrealized gain (loss) on investments                  1.26            4.47           (0.45)         (1.19)
                                                                         ------          ------          ------        -------
Total from investment operations                                           1.28            4.48           (0.47)         (1.19)
Less distributions:
   Dividends from net investment income                                    0.00            0.00            0.00           0.00
   Distributions from capital gains                                       (0.87)           0.00            0.00           0.00
   Returns of capital                                                      0.00            0.00            0.00           0.00
                                                                         ------          ------          ------        -------
Total distributions                                                       (0.87)           0.00            0.00           0.00
                                                                         ------          ------          ------        -------
Net asset value, end of period                                           $13.23          $12.82          $ 8.34        $  8.81
                                                                         ======          ======          ======        =======
TOTAL RETURN(2)                                                           10.62%          53.72%          (5.34%)       (11.90%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $3,726          $2,237          $  926        $   275
Ratio of expenses to average net assets before waivers
   and reimbursements                                                      2.89%           3.09%           3.81%          4.12%(4)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                      2.35%(7)        2.35%           2.35%          2.35%(4)
Ratio of net investment income (loss) to average net
   assets                                                                  0.15%           0.03%          (0.26%)         0.16%(4)
Portfolio turnover rate(3)                                                  119%            166%            194%           128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    284

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS C


                                                                                  YEARS ENDED:                         PERIOD ENDED:
                                                             -------------------------------------------------------    4/30/2001-
                                                             10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                             ----------   ----------   -------------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $ 12.72         $ 8.28          $ 8.78        $ 10.00
Income from investment operations:
   Net investment income (loss)                                              0.03           0.01           (0.03)          0.01
   Net realized and unrealized gain (loss) on investments                    1.24           4.43           (0.47)         (1.23)
                                                                          -------         ------          ------        -------
Total from investment operations                                             1.27           4.44           (0.50)         (1.22)
Less distributions:
   Dividends from net investment income                                      0.00           0.00            0.00           0.00
   Distributions from capital gains                                         (0.87)          0.00            0.00           0.00
   Returns of capital                                                        0.00           0.00            0.00           0.00
                                                                          -------         ------          ------        -------
Total distributions                                                         (0.87)          0.00            0.00           0.00
                                                                          -------         ------          ------        -------
Net asset value, end of period                                            $ 13.12         $12.72          $ 8.28        $  8.78
                                                                          =======         ======          ======        =======
TOTAL RETURN(2)                                                             10.63%         53.62%          (5.70%)       (12.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $10,072         $3,004          $  859        $   425
Ratio of expenses to average net assets before waivers and
   reimbursements                                                            2.60%          2.96%           3.53%          4.12%(4)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                            2.35%(7)       2.35%           2.35%          2.35%(4)
Ratio of net investment income (loss) to average net
   assets                                                                    0.27%         (0.03%)         (0.26%)         0.16%(4)
Portfolio turnover rate(3)                                                    119%           166%            194%           128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30% and 2.29% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    285

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS A


                                                                                      YEARS ENDED:
                                                         ---------------------------------------------------------------------
                                                         10/31/2005   10/31/2004      10/31/2003    10/31/2002(3)   10/31/2001
                                                         ----------   ----------      ----------    -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $    20.58      $    15.50      $  16.57      $  22.42
Income from Investment Operations:
   Net investment income (loss)                                            (0.09)          (0.08)        (0.10)        (0.03)
      Net realized and unrealized gain (loss) on
         investments                                                        2.12            5.16         (0.97)        (3.89)
                                                                      ----------      ----------      --------      --------
Total from investment operations                                            2.03            5.08         (1.07)        (3.92)
Less distributions:
   Dividends from net investment income                                     0.00            0.00          0.00          0.00
   Distributions from capital gains                                         0.00            0.00          0.00         (1.93)
   Returns of capital                                                       0.00            0.00          0.00          0.00
                                                                      ----------      ----------      --------      --------
Total distributions                                                         0.00            0.00          0.00         (1.93)
                                                                      ----------      ----------      --------      --------
Net asset value, end of period                                        $    22.61      $    20.58      $  15.50      $  16.57
                                                                      ==========      ==========      ========      ========
TOTAL RETURN(1)                                                             9.86%          32.77%        (6.46%)      (18.94%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $1,544,968      $1,413,021      $704,238      $612,750
Ratio of expenses to average net assets before waivers
   and reimbursements                                                       1.37%           1.50%         1.56%         1.43%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                       1.37%(4)        1.48%         1.45%         1.38%
Ratio of net investment income (loss) to average net
   assets                                                                  (0.41%)         (0.58%)       (0.65%)       (0.53%)
Portfolio turnover rate(2)                                                    52%             70%          109%          116%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    286

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS B


                                                                                         YEARS ENDED:
                                                              ------------------------------------------------------------------
                                                              10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   ----------    ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $  19.68      $  14.93       $  16.07      $  21.96
Income from Investment Operations:
   Net investment income (loss)                                               (0.25)        (0.20)         (0.21)        (0.09)
   Net realized and unrealized gain (loss) on investments                      2.04          4.95          (0.93)        (3.87)
                                                                           --------      --------       --------      --------
Total from investment operations                                               1.79          4.75          (1.14)        (3.96)
Less distributions:
   Dividends from net investment income                                        0.00          0.00           0.00          0.00
   Distributions from capital gains                                            0.00          0.00           0.00         (1.93)
   Returns of capital                                                          0.00          0.00           0.00          0.00
                                                                           --------      --------       --------      --------
Total distributions                                                            0.00          0.00           0.00         (1.93)
                                                                           --------      --------       --------      --------
Net asset value, end of period                                             $  21.47      $  19.68       $  14.93      $  16.07
                                                                           ========      ========       ========      ========
TOTAL RETURN(1)                                                                9.10%        31.82%         (7.09%)      (19.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $438,658      $424,959       $266,650      $265,683
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              2.11%         2.23%          2.24%         2.11%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              2.11%(4)      2.20%          2.15%         2.11%
Ratio of net investment income (loss) to average net assets                   (1.15%)       (1.30%)        (1.35%)       (1.28%)
Portfolio turnover rate(2)                                                       52%           70%           109%          116%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    287

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS C


                                                                                     YEARS ENDED:
                                                         -------------------------------------------------------------------
                                                         10/31/2005    10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                                         ----------    ----------    ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $  19.71      $  14.94       $  16.08      $  21.96
Income from Investment Operations:
   Net investment income (loss)                                           (0.23)        (0.18)         (0.21)        (0.12)
   Net realized and unrealized gain (loss) on
      investments                                                          2.04          4.95          (0.93)        (3.83)
                                                                       --------      --------       --------      --------
Total from investment operations                                           1.81          4.77          (1.14)        (3.95)
Less distributions:
   Dividends from net investment income                                    0.00          0.00           0.00          0.00
   Distributions from capital gains                                        0.00          0.00           0.00         (1.93)
   Returns of capital                                                      0.00          0.00           0.00          0.00
                                                                       --------      --------       --------      --------
Total distributions                                                        0.00          0.00           0.00         (1.93)
                                                                       --------      --------       --------      --------
Net asset value, end of period                                         $  21.52      $  19.71       $  14.94      $  16.08
                                                                       ========      ========       ========      ========
TOTAL RETURN(1)                                                            9.18%        31.93%         (7.09%)      (19.53%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $484,268      $477,891       $275,305      $285,908
Ratio of expenses to average net assets before waivers
   and reimbursements                                                      2.02%         2.10%          2.12%         2.09%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                      2.02%(4)      2.10%          2.12%         2.09%
Ratio of net investment income (loss) to average net
   assets                                                                 (1.06%)       (1.21%)        (1.31%)       (1.24%)
Portfolio turnover rate(2)                                                   52%           70%           109%          116%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.












(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.36%, 2.10% and 2.00% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    288

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS A


                                                                          YEARS ENDED:                           PERIOD ENDED:
                                                   -----------------------------------------------------------     4/30/2001-
                                                    10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                   -----------   -------------   -------------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $  11.32         $   8.34        $  8.48        $ 10.00
Income from investment operations:
   Net investment income (loss)                                      (0.04)           (0.03)         (0.02)         (0.01)
   Net realized and unrealized gain (loss) on
      investments                                                     1.61             3.01          (0.12)         (1.51)
                                                                  --------         --------        -------        -------
Total from investment operations                                      1.57             2.98          (0.14)         (1.52)
Less distributions:
  Dividends from net investment income                                0.00             0.00           0.00           0.00
  Distributions from capital gains                                    0.00             0.00           0.00           0.00
  Returns of capital                                                  0.00             0.00           0.00           0.00
                                                                  --------         --------        -------        -------
Total distributions                                                   0.00             0.00           0.00           0.00
                                                                  --------         --------        -------        -------
Net asset value, end of period                                    $  12.89         $  11.32        $  8.34        $  8.48
                                                                  ========         ========        =======        =======
TOTAL RETURN(2)                                                      13.87%           35.73%         (1.65%)       (15.20%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $280,173         $155,614        $94,532        $26,812
Ratio of expenses to average net assets before
   waivers and reimbursements                                         1.56%            1.60%          1.68%          1.69%(4)
Ratio of expenses to average net assets after
   waivers and reimbursements                                         1.45%(7)         1.45%          1.45%          1.40%(4)
Ratio of net investment income (loss) to average
   net assets                                                        (0.34%)          (0.35%)        (0.23%)        (0.20%)(4)
Portfolio turnover rate(3)                                              46%              56%            40%            28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    289

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS B


                                                                          YEARS ENDED:                           PERIOD ENDED:
                                                   -----------------------------------------------------------     4/30/2001-
                                                    10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                   -----------   -------------   -------------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 11.12          $  8.25         $  8.46        $ 10.00
Income from investment operations:
   Net investment income (loss)                                     (0.13)           (0.09)          (0.09)         (0.02)
   Net realized and unrealized gain (loss) on
      investments                                                    1.60             2.96           (0.12)         (1.52)
                                                                  -------          -------         -------        -------
Total from investment operations                                     1.47             2.87           (0.21)         (1.54)
Less distributions:
   Dividends from net investment income                              0.00             0.00            0.00           0.00
   Distributions from capital gains                                  0.00             0.00            0.00           0.00
   Returns of capital                                                0.00             0.00            0.00           0.00
                                                                  -------          -------         -------        -------
Total distributions                                                  0.00             0.00            0.00           0.00
                                                                  -------          -------         -------        -------
Net asset value, end of period                                    $ 12.59          $ 11.12         $  8.25        $  8.46
                                                                  =======          =======         =======        =======
TOTAL RETURN(2)                                                     13.22%           34.79%          (2.48%)       (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $60,558          $42,407         $26,556        $ 7,158
Ratio of expenses to average net assets before
   waivers and reimbursements                                        2.36%            2.33%           2.38%          2.38%(4)
Ratio of expenses to average net assets after
   waivers and reimbursements                                        2.15%(7)         2.15%           2.15%          2.10%(4)
Ratio of net investment income (loss) to average
   net assets                                                       (1.04%)          (1.05%)         (0.95%)        (0.90%)(4)
Portfolio turnover rate(3)                                             46%              56%             40%            28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    290

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS C


                                                                          YEARS ENDED:                           PERIOD ENDED:
                                                   -----------------------------------------------------------     4/30/2001-
                                                    10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                   -----------   -------------   -------------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 11.13          $  8.25         $  8.46        $ 10.00
Income from investment operations:
   Net investment income (loss)                                     (0.13)           (0.09)          (0.09)         (0.02)
   Net realized and unrealized gain (loss) on
      investments                                                    1.59             2.97           (0.12)         (1.52)
                                                                  -------          -------         -------        -------
Total from investment operations                                     1.46             2.88           (0.21)         (1.54)
Less distributions:
   Dividends from net investment income                              0.00             0.00            0.00           0.00
   Distributions from capital gains                                  0.00             0.00            0.00           0.00
   Returns of capital                                                0.00             0.00            0.00           0.00
                                                                  -------          -------         -------        -------
Total distributions                                                  0.00             0.00            0.00           0.00
                                                                  -------          -------         -------        -------
Net asset value, end of period                                    $ 12.59          $ 11.13         $  8.25        $  8.46
                                                                  =======          =======         =======        =======
TOTAL RETURN(2)                                                     13.12%           34.91%          (2.48%)       (15.40%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $67,132          $49,566         $32,274        $ 8,975
Ratio of expenses to average net assets before
   waivers and reimbursements                                        2.20%            2.20%           2.27%          2.37%(4)
Ratio of expenses to average net assets after
   waivers and reimbursements                                        2.15%(7)         2.15%           2.15%          2.10%(4)
Ratio of net investment income (loss) to average
   net assets                                                       (1.04%)          (1.05%)         (0.96%)        (0.90%)(4)
Portfolio turnover rate(3)                                             46%              56%             40%            28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13% and 2.13% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    291

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS A


                                                                               YEARS ENDED:
                                                   -------------------------------------------------------------------
                                                   10/31/2005   10/31/2004    10/31/2003    10/31/2002(2)   10/31/2001
                                                   ----------   ----------   ------------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $   1.00      $   1.00       $   1.00       $  1.00
Income from Investment Operations:
   Net investment income (loss)                                     0.003         0.003          0.011          0.04
   Net realized and unrealized gain (loss) on
      investments                                                    0.00          0.00           0.00          0.00
                                                                 --------      --------       --------       -------
Total from investment operations                                    0.003         0.003          0.011          0.04
Less distributions:
   Dividends from net investment income                            (0.003)       (0.003)        (0.011)        (0.04)
   Distributions from capital gains                                  0.00          0.00           0.00          0.00
   Returns of capital                                                0.00          0.00           0.00          0.00
                                                                 --------      --------       --------       -------
Total distributions                                                (0.003)       (0.003)        (0.011)        (0.04)
                                                                 --------      --------       --------       -------
Net asset value, end of period                                   $   1.00      $   1.00       $   1.00       $  1.00
                                                                 ========      ========       ========       =======
TOTAL RETURN(1)                                                      0.28%         0.32%          1.09%         4.02%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                                $205,442      $246,199       $302,862       $86,748
Ratio of expenses to average net assets before
   waivers and reimbursements                                        1.22%         1.28%          1.30%         1.19%
Ratio of expenses to average net assets after
   waivers and reimbursements                                        1.00%         1.00%          1.00%         1.00%
Ratio of net investment income (loss) to average
   net assets                                                        0.27%         0.33%          1.06%         3.63%
Portfolio turnover rate                                               N/A           N/A            N/A           N/A


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) Per share amounts have been calculated using average shares outstanding method.









THE HARTFORD MUTUAL FUNDS                                                    292

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS B


                                                                               YEARS ENDED:
                                                   -------------------------------------------------------------------
                                                   10/31/2005   10/31/2004    10/31/2003    10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ------------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $   1.00     $  1.00          $  1.00       $  1.00
Income from Investment Operations:
   Net investment income (loss)                                    0.0001        0.00            0.004          0.03
   Net realized and unrealized gain (loss) on
      investments                                                    0.00        0.00             0.00          0.00
                                                                 --------     -------          -------       -------
Total from investment operations                                   0.0001        0.00            0.004          0.03
Less distributions:
   Dividends from net investment income                           (0.0001)       0.00           (0.004)        (0.03)
   Distributions from capital gains                                  0.00        0.00             0.00          0.00
   Returns of capital                                                0.00        0.00             0.00          0.00
                                                                 --------     -------          -------       -------
Total distributions                                               (0.0001)       0.00           (0.004)        (0.03)
                                                                 --------     -------          -------       -------
Net asset value, end of period                                   $   1.00     $  1.00          $  1.00       $  1.00
                                                                 ========     =======          =======       =======
TOTAL RETURN(2)                                                      0.01%       0.00%            0.43%         3.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                                $ 45,836     $67,732          $99,048       $48,998
Ratio of expenses to average net assets before
   waivers and reimbursements                                        1.82%       2.01%            1.96%         1.85%
Ratio of expenses to average net assets after
   waivers and reimbursements                                        1.25%       1.33%(1)         1.70%         1.70%
Ratio of net investment income (loss) to average
   net assets                                                        0.01%       0.01%            0.37%         2.93%
Portfolio turnover rate                                               N/A         N/A              N/A           N/A


(1)  Expense ratio includes a practical waiver of 12b-1 fees.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.








(3) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MUTUAL FUNDS                                                    293

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS C


                                                                             YEARS ENDED:
                                                   10/31/2005   10/31/2004    10/31/2003    10/31/2002(2)   10/31/2001
                                                   ----------   ----------   ------------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $  1.00      $  1.00          $  1.00       $  1.00
Income from Investment Operations:
   Net investment income (loss)                                   0.0001         0.00            0.004          0.03
   Net realized and unrealized gain (loss) on
      investments
                                                                 -------      -------          -------       -------
                                                                    0.00         0.00             0.00          0.00
                                                                 -------      -------          -------       -------
Total from investment operations                                 (0.0001         0.00            0.004          0.03
Less distributions:
   Dividends from net investment income                           0.0001)        0.00           (0.004)        (0.03)
   Distributions from capital gains                                 0.00         0.00             0.00          0.00
   Returns of capital                                               0.00         0.00             0.00          0.00
                                                                 -------      -------          -------       -------
Total distributions                                              (0.0001)        0.00           (0.004)        (0.03)
                                                                 -------      -------          -------       -------
Net asset value, end of period                                   $  1.00      $  1.00          $  1.00       $  1.00
                                                                 =======      =======          =======       =======
TOTAL RETURN(1)                                                     0.01%        0.00%            0.42%         3.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $26,626      $29,955          $65,894       $53,873
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.77%        1.89%            1.82%         1.82%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.27%        1.36%(3)         1.70%         1.70%
Ratio of net investment income (loss) to average
   net assets                                                       0.01%        0.01%            0.37%         2.93%
Portfolio turnover rate                                              N/A          N/A              N/A           N/A


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) Per share amounts have been calculated using average shares outstanding method.



(3)  Expense ratio includes a practical waiver of 12b-1 fees.









THE HARTFORD MUTUAL FUNDS                                                    294

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    295

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    296

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    297

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    298

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    299

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    300

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    301

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    302

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    303

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS A


                                                       YEARS ENDED:
                                           ------------------------------------   PERIOD ENDED:
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                             0.30        0.30           0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.06)       0.14           0.00
                                                         -------     -------         ------
Total from investment operations                            0.24        0.44           0.00
Less distributions:
   Dividends from net investment income                    (0.30)      (0.30)          0.00
   Distributions from capital gains                         0.00        0.00           0.00
   Returns of capital                                       0.00        0.00           0.00
                                                         -------     -------         ------
Total distributions                                        (0.30)      (0.30)          0.00
                                                         -------     -------         ------
Net asset value, end of period                           $ 10.08     $ 10.14         $10.00
                                                         =======     =======         ======
TOTAL RETURN(2)                                             2.40%       4.48%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $39,148     $32,753         $8,000
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.06%       1.34%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                         0.95%       0.95%(4)         --
Ratio of net investment income (loss) to
   average net assets                                       2.95%       3.14%(4)         --
Portfolio turnover rate(3)                                   108%        113%            --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    304

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS B


                                                       YEARS ENDED:
                                           ------------------------------------   PERIOD ENDED:
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                             0.23        0.23           0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.06)       0.14           0.00
                                                         -------     -------         ------
Total from investment operations                            0.17        0.37           0.00
Less distributions:
   Dividends from net investment income                    (0.23)      (0.23)          0.00
   Distributions from capital gains                         0.00        0.00           0.00
   Returns of capital                                       0.00        0.00           0.00
                                                         -------     -------         ------
Total distributions                                        (0.23)      (0.23)          0.00
                                                         -------     -------         ------
Net asset value, end of period                           $ 10.08     $ 10.14         $10.00
                                                         =======     =======         ======
TOTAL RETURN(2)                                             1.68%       3.77%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $12,267     $10,206         $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.84%       2.09%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.65%       1.65%(4)         --
Ratio of net investment income (loss) to
   average net assets                                       2.26%       2.46%(4)         --
Portfolio turnover rate(3)                                   108%        113%            --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    305

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS C


                                                       YEARS ENDED:
                                           ------------------------------------   PERIOD ENDED:
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                           ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 10.14     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                             0.23        0.23           0.00
   Net realized and unrealized gain
      (loss) on investments                                (0.06)       0.14           0.00
                                                         -------     -------         ------
Total from investment operations                            0.17        0.37           0.00
Less distributions:
   Dividends from net investment income                    (0.23)      (0.23)          0.00
   Distributions from capital gains                         0.00        0.00           0.00
   Returns of capital                                       0.00        0.00           0.00
                                                         -------     -------         ------
Total distributions                                        (0.23)      (0.23)          0.00
                                                         -------     -------         ------
Net asset value, end of period                           $ 10.08     $ 10.14         $10.00
                                                         =======     =======         ======
TOTAL RETURN(2)                                             1.68%       3.77%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $34,949     $30,660         $1,000
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.76%       1.96%(4)         --
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.65%       1.65%(4)         --
Ratio of net investment income (loss) to
   average net assets                                       2.26%       2.44%(4)         --
Portfolio turnover rate(3)                                   108%        113%            --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    306

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS A


                                                                                   YEARS ENDED:
                                                        ------------------------------------------------------------------
                                                        10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                                        ----------   ----------    ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period                                                         $  14.28      $   9.93       $ 12.00       $  18.08
Income from Investment Operations:
   Net investment income (loss)                                         (0.18)        (0.13)        (0.12)         (0.08)
   Net realized and unrealized gain
      (loss) on investments                                              0.99          4.48         (1.95)         (5.41)
                                                                     --------      --------       -------       --------
Total from investment operations                                         0.81          4.35         (2.07)         (5.49)
Less distributions:
   Dividends from net investment income                                  0.00          0.00          0.00           0.00
   Distributions from capital gains                                      0.00          0.00          0.00          (0.59)
   Returns of capital                                                    0.00          0.00          0.00           0.00
                                                                     --------      --------       -------       --------
Total distributions                                                      0.00          0.00          0.00          (0.59)
                                                                     --------      --------       -------       --------
Net asset value, end of period                                       $  15.09      $  14.28       $  9.93       $  12.00
                                                                     ========      ========       =======       ========
TOTAL RETURN(1)                                                          5.67%        43.81%       (17.25%)       (31.36%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                                    $156,278      $141,327       $96,302       $116,398
Ratio of expenses to average net
   assets before waivers and reimbursements                              1.62%         1.63%         1.64%          1.51%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                    1.45%(4)      1.45%         1.45%          1.45%
Ratio of net investment income (loss) to average net
   assets                                                               (1.15%)       (1.19%)       (0.97%)        (0.64%)
Portfolio turnover rate(2)                                                142%          179%          226%           224%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    307

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS B


                                                                                   YEARS ENDED:
                                                        -----------------------------------------------------------------
                                                        10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                        ----------   ----------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 13.51       $  9.46       $ 11.52        $ 17.49
Income from Investment Operations:
   Net investment income (loss)                                        (0.27)        (0.20)        (0.20)         (0.16)
   Net realized and unrealized gain (loss) on
      investments                                                       0.93          4.25         (1.86)         (5.22)
                                                                     -------       -------       -------        -------
Total from investment operations                                        0.66          4.05         (2.06)         (5.38)
Less distributions:
   Dividends from net investment income                                 0.00          0.00          0.00           0.00
   Distributions from capital gains                                     0.00          0.00          0.00          (0.59)
   Returns of capital                                                   0.00          0.00          0.00           0.00
                                                                     -------       -------       -------        -------
Total distributions                                                     0.00          0.00          0.00          (0.59)
                                                                     -------       -------       -------        -------
Net asset value, end of period                                       $ 14.17       $ 13.51       $  9.46        $ 11.52
                                                                     =======       =======       =======        =======
TOTAL RETURN(1)                                                         4.88%        42.81%       (17.88%)       (31.80%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $58,438       $58,286       $41,439        $49,738
Ratio of expenses to average net assets before
   waivers and reimbursements                                           2.40%         2.36%         2.31%          2.19%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                   2.15%(4)      2.15%         2.15%          2.15%
Ratio of net investment income (loss) to average net
   assets                                                              (1.85%)       (1.89%)       (1.67%)        (1.34%)
Portfolio turnover rate(2)                                               142%          179%          226%           224%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    308

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS C


                                                                                   YEARS ENDED:
                                                        -----------------------------------------------------------------
                                                        10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                        ----------   ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 13.52       $  9.47       $ 11.53        $ 17.51
Income from Investment Operations:
   Net investment income (loss)                                        (0.28)        (0.20)        (0.20)         (0.19)
   Net realized and unrealized gain (loss) on
      investments                                                       0.95          4.25         (1.86)         (5.20)
                                                                     -------       -------       -------        -------
Total from investment operations                                        0.67          4.05         (2.06)         (5.39)
Less distributions:
   Dividends from net investment income                                 0.00          0.00          0.00           0.00
   Distributions from capital gains                                     0.00          0.00          0.00          (0.59)
   Returns of capital                                                   0.00          0.00          0.00           0.00
                                                                     -------       -------       -------        -------
Total distributions                                                     0.00          0.00          0.00          (0.59)
                                                                     -------       -------       -------        -------
Net asset value, end of period                                       $ 14.19       $ 13.52       $  9.47        $ 11.53
                                                                     =======       =======       =======        =======
TOTAL RETURN(1)                                                         4.96%        42.77%       (17.87%)       (31.82%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $49,327       $52,010       $38,938        $51,234
Ratio of expenses to average net assets before
   waivers and reimbursements                                           2.30%         2.23%         2.20%          2.17%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                   2.15%(4)      2.15%         2.15%          2.15%
Ratio of net investment income (loss) to average net
   assets                                                              (1.85%)       (1.88%)       (1.65%)        (1.34%)
Portfolio turnover rate(2)                                               142%          179%          226%           224%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.





(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10% and 2.10% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    309

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS A


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002-
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $ 22.91       $ 15.57      $ 20.21
Income from Investment Operations:
   Net investment income (loss)                                         (0.15)        (0.09)       (0.06)
   Net realized and unrealized gain (loss) on
      investments                                                        1.84          7.43        (4.58)
                                                                      -------       -------      -------
Total from investment operations                                         1.69          7.34        (4.64)
Less distributions:
   Dividends from net investment income                                  0.00          0.00         0.00
   Distributions from capital gains                                      0.00          0.00         0.00
   Returns of capital                                                    0.00          0.00         0.00
                                                                      -------       -------      -------
Total distributions                                                      0.00          0.00         0.00
                                                                      -------       -------      -------
Net asset value, end of period                                        $ 24.60       $ 22.91      $ 15.57
                                                                      =======       =======      =======
TOTAL RETURN(3)                                                          7.38%        47.14%      (22.97%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $42,962       $17,544      $ 3,457
Ratio of expenses to average net assets before waivers
   and reimbursements                                                    1.77%         1.61%        1.82%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                    1.45%(5)      1.45%        1.45%(2)
Ratio of net investment income (loss) to average net
   assets                                                               (0.81%)       (0.83%)      (0.93%)(2)
Portfolio turnover rate(4)                                                102%          122%          93%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    310

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS B


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002-
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $ 20.99       $14.36       $ 18.73
Income from Investment Operations:
   Net investment income (loss)                                         (0.28)       (0.15)        (0.08)
   Net realized and unrealized gain (loss) on
      investments                                                        1.68         6.78         (4.29)
                                                                      -------       ------       -------
Total from investment operations                                         1.40         6.63         (4.37)
Less distributions:
   Dividends from net investment income                                  0.00         0.00          0.00
   Distributions from capital gains                                      0.00         0.00          0.00
   Returns of capital                                                    0.00         0.00          0.00
                                                                      -------       ------       -------
Total distributions                                                      0.00         0.00          0.00
                                                                      -------       ------       -------
Net asset value, end of period                                        $ 22.39       $20.99       $ 14.36
                                                                      =======       ======       =======
TOTAL RETURN(3)                                                          6.67%       46.17%       (23.31%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $11,930       $6,571       $ 1,756
Ratio of expenses to average net assets before waivers
   and reimbursements                                                    2.59%        2.31%         2.52%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                    2.15%(5)     2.15%         2.15%(2)
Ratio of net investment income (loss) to average net
   assets                                                               (1.51%)      (1.53%)       (1.60%)(2)
Portfolio turnover rate(4)                                                102%         122%           93%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    311

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS C


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002-
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                  $ 20.99       $14.35       $ 18.73
Income from Investment Operations:
   Net investment income (loss)                                         (0.27)       (0.16)        (0.09)
   Net realized and unrealized gain (loss) on
      investments                                                        1.67         6.80         (4.29)
                                                                      -------       ------       -------
Total from investment operations                                         1.40         6.64         (4.38)
Less distributions:
   Dividends from net investment income                                  0.00         0.00          0.00
   Distributions from capital gains                                      0.00         0.00          0.00
   Returns of capital                                                    0.00         0.00          0.00
                                                                      -------       ------       -------
Total distributions                                                      0.00         0.00          0.00
                                                                      -------       ------       -------
Net asset value, end of period                                        $ 22.39       $20.99       $ 14.35
                                                                      =======       ======       =======
TOTAL RETURN(3)                                                          6.67%       46.27%       (23.37%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $10,140       $5,076       $ 1,432
Ratio of expenses to average net assets before waivers
   and reimbursements                                                    2.38%        2.22%         2.38%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                    2.15%(5)     2.15%         2.15%(2)
Ratio of net investment income (loss) to average net
   assets                                                               (1.51%)      (1.53%)       (1.60%)(2)
Portfolio turnover rate(4)                                                102%         122%           93%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    312

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS A


                                                                            YEARS ENDED:
                                                 -------------------------------------------------------------------
                                                 10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)    10/31/2001
                                                 ----------   ----------    ----------   -------------   -----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  16.21       $  13.73      $  16.89      $    23.40
Income from Investment Operations:
   Net investment income (loss)                                   0.03           0.04          0.00            0.02
   Net realized and unrealized gain (loss) on
      investments                                                 0.52           2.44         (3.16)          (5.45)
                                                              --------       --------      --------      ----------
Total from investment operations                                  0.55           2.48         (3.16)          (5.43)
Less distributions:
   Dividends from net investment income                           0.00           0.00          0.00            0.00
   Distributions from capital gains                               0.00           0.00          0.00           (1.08)
   Returns of capital                                             0.00           0.00          0.00            0.00
                                                              --------       --------      --------      ----------
Total distributions                                               0.00           0.00          0.00           (1.08)
                                                              --------       --------      --------      ----------
Net asset value, end of period                                $  16.76       $  16.21      $  13.73      $    16.89
                                                              ========       ========      ========      ==========
TOTAL RETURN(1)                                                   3.39%         18.06%       (18.71%)        (24.28%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $952,606       $976,663      $880,371      $1,031,549
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.42%          1.47%         1.47%           1.33%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.42%(4)       1.45%         1.42%           1.28%
Ratio of net investment income (loss) to
   average net assets                                             0.18%          0.26%        (0.01%)          0.05%
Portfolio turnover rate(2)                                          29%            37%           48%             38%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    313

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS B


                                                                        YEARS ENDED:
                                             ------------------------------------------------------------------
                                             10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------    ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.35      $  13.10       $  16.24      $  22.69
Income from Investment Operations:
   Net investment income (loss)                              (0.10)        (0.07)         (0.12)        (0.09)
   Net realized and unrealized gain (loss)
      on investments                                          0.51          2.32          (3.02)        (5.28)
                                                          --------      --------       --------      --------
Total from investment operations                              0.41          2.25          (3.14)        (5.37)
Less distributions:
   Dividends from net investment income                       0.00          0.00           0.00          0.00
   Distributions from capital gains                           0.00          0.00           0.00         (1.08)
   Returns of capital                                         0.00          0.00           0.00          0.00
                                                          --------      --------       --------      --------
Total distributions                                           0.00          0.00           0.00         (1.08)
                                                          --------      --------       --------      --------
Net asset value, end of period                            $  15.76      $  15.35       $  13.10      $  16.24
                                                          ========      ========       ========      ========
TOTAL RETURN(1)                                               2.67%        17.18%        (19.34%)      (24.80%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                         $343,148      $376,437       $351,382      $470,035
Ratio of expenses to average net assets
   before waivers and reimbursements                          2.18%         2.20%          2.15%         2.00%
Ratio of expenses to average net assets
   after waivers and reimbursements                           2.18%(4)      2.18%          2.15%         2.00%
Ratio of net investment income (loss) to
   average net assets                                        (0.59%)       (0.47%)        (0.74%)       (0.67%)
Portfolio turnover rate(2)                                      29%           37%            48%           38%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    314

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS C


                                                                        YEARS ENDED:
                                             -----------------------------------------------------------------
                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.41     $  13.13       $  16.23      $  22.68
Income from Investment Operations:
   Net investment income (loss)                              (0.08)       (0.05)         (0.08)        (0.08)
   Net realized and unrealized gain (loss)
      on investments                                          0.51         2.33          (3.02)        (5.29)
                                                          --------     --------       --------      --------
Total from investment operations                              0.43         2.28          (3.10)        (5.37)
Less distributions:
   Dividends from net investment income                       0.00         0.00           0.00          0.00
   Distributions from capital gains                           0.00         0.00           0.00         (1.08)
   Returns of capital                                         0.00         0.00           0.00          0.00
                                                          --------     --------       --------      --------
Total distributions                                           0.00         0.00           0.00         (1.08)
                                                          --------     --------       --------      --------
Net asset value, end of period                            $  15.84     $  15.41       $  13.13      $  16.23
                                                          ========     ========       ========      ========
TOTAL RETURN(1)                                               2.79%       17.36%        (19.10%)      (24.81%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $256,271     $311,874       $313,173      $430,238
Ratio of expenses to average net assets
   before waivers and reimbursements                          2.03%        2.07%          2.03%         1.99%
Ratio of expenses to average net assets
   after waivers and reimbursements                           2.03%(4)     2.07%          2.03%         1.99%
Ratio of net investment income (loss) to
   average net assets                                        (0.44%)      (0.36%)        (0.62%)       (0.66%)
Portfolio turnover rate(2)                                      29%          37%            48%           38%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.












(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.42%, 2.18% and 2.03% for Classes A, B and C, respectively.



THE HARTFORD MUTUAL FUNDS                                                    315

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS A


                                                                          YEARS ENDED:
                                                             ------------------------------------   PERIOD ENDED:
                                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                             ----------   ----------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $  9.93     $ 10.00         $10.00
Income from investment operations:
   Net investment income (loss)                                               0.38        0.37           0.00
   Net realized and unrealized gain (loss) on investments                     0.41       (0.07)          0.00
                                                                           -------     -------         ------
Total from investment operations                                              0.79        0.30           0.00
Less distributions:
   Dividends from net investment income                                      (0.40)      (0.37)          0.00
   Distributions from capital gains                                           0.00        0.00           0.00
   Returns of capital                                                         0.00        0.00           0.00
                                                                           -------     -------         ------
Total distributions                                                          (0.40)      (0.37)          0.00
                                                                           -------     -------         ------
Net asset value, end of period                                             $ 10.32     $  9.93         $10.00
                                                                           =======     =======         ======
TOTAL RETURN(2)                                                               8.15%       3.06%             0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $14,846     $10,799         $8,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                             1.03%       1.57%(4)         --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                             0.95%       0.95%(4)         --
Ratio of net investment income (loss) to average net
   assets                                                                     3.85%       3.73%(4)         --
Portfolio turnover rate(3)                                                      41%         64%            --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    316

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS B


                                                                          YEARS ENDED:
                                                             ------------------------------------   PERIOD ENDED:
                                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                             ----------   ----------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $ 9.92     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                               0.34       0.30            0.00
   Net realized and unrealized gain (loss) on investments                     0.38      (0.08)           0.00
                                                                            ------     ------          ------
Total from investment operations                                              0.72       0.22            0.00
Less distributions:
   Dividends from net investment income                                      (0.33)     (0.30)           0.00
   Distributions from capital gains                                           0.00       0.00            0.00
   Returns of capital                                                         0.00       0.00            0.00
                                                                            ------     ------          ------
Total distributions                                                          (0.33)     (0.30)           0.00
                                                                            ------     ------          ------
Net asset value, end of period                                              $10.31     $ 9.92          $10.00
                                                                            ======     ======          ======
TOTAL RETURN(2)                                                               7.40%      2.23%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $1,017     $1,827          $1,000
Ratio of expenses to average net assets before waivers and                    1.84%      2.32%(4)          --
   reimbursements
Ratio of expenses to average net assets after waivers and                     1.65%      1.65%(4)          --
   reimbursements
Ratio of net investment income (loss) to average net
   assets                                                                     3.12%      3.07%(4)          --
Portfolio turnover rate(3)                                                      41%        64%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    317

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE CALIFORNIA FUND -- CLASS C


                                                                          YEARS ENDED:
                                                             ------------------------------------   PERIOD ENDED:
                                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(1)
                                                             ----------   ----------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $ 9.93     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                               0.32       0.30            0.00
   Net realized and unrealized gain (loss) on investments                     0.41      (0.07)           0.00
                                                                            ------     ------          ------
Total from investment operations                                              0.73       0.23            0.00
Less distributions:
   Dividends from net investment income                                      (0.33)     (0.30)           0.00
   Distributions from capital gains                                           0.00       0.00            0.00
   Returns of capital                                                         0.00       0.00            0.00
                                                                            ------     ------          ------
Total distributions                                                          (0.33)     (0.30)           0.00
                                                                            ------     ------          ------
Net asset value, end of period                                              $10.33     $ 9.93          $10.00
                                                                            ======     ======          ======
TOTAL RETURN(2)                                                               7.49%      2.34%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $1,448     $1,230          $1,000
Ratio of expenses to average net assets before waivers and
   reimbursements                                                             1.85%      2.18%(4)          --
Ratio of expenses to average net assets after waivers and
   reimbursements                                                             1.65%      1.65%(4)          --
Ratio of net investment income (loss) to average net
   assets                                                                     3.06%      3.02%(4)          --
Portfolio turnover rate(3)                                                      41%        64%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    318

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS A


                                                                 YEARS ENDED:                PERIOD ENDED:
                                                   ---------------------------------------     2/19/2002-
                                                   10/31/2005   10/31/2004   10/31/2003(5)     10/31/2002
                                                   ----------   ----------   -------------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.46        $10.46         $10.29
Income from Investment Operations:
   Net investment income (loss)                                     0.41          0.38           0.26
   Net realized and unrealized gain (loss) on
      investments                                                   0.24          0.05           0.16
                                                                  ------        ------         ------
Total from investment operations                                    0.65          0.43           0.42
Less distributions:
   Dividends from net investment income                            (0.40)        (0.38)         (0.25)
   Distributions from capital gains                                (0.27)        (0.05)          0.00
   Returns of capital                                               0.00          0.00           0.00
                                                                  ------        ------         ------
Total distributions                                                (0.67)        (0.43)         (0.25)
                                                                  ------        ------         ------
Net asset value, end of period                                    $10.44        $10.46         $10.46
                                                                  ======        ======         ======
TOTAL RETURN(3)                                                     6.37%         4.23%          4.16%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $4,286        $3,242         $2,073
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.27%         1.50%          1.37%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                       0.98%         1.15%          1.15%(2)
Ratio of net investment income (loss) to average
   net assets                                                       3.87%         3.58%          3.57%(2)
Portfolio turnover rate(4)                                            22%           17%            36%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    319

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS B


                                                                 YEARS ENDED:                PERIOD ENDED:
                                                   ---------------------------------------    2/19/2002-
                                                   10/31/2005   10/31/2004   10/31/2003(5)     10/31/2002
                                                   ----------   ----------   -------------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.46        $10.47         $10.27
Income from Investment Operations:
   Net investment income (loss)                                     0.33          0.31           0.20
   Net realized and unrealized gain (loss) on
      investments                                                   0.25          0.04           0.20
                                                                  ------        ------         ------
Total from investment operations                                    0.58          0.35           0.40
Less distributions:
   Dividends from net investment income                            (0.32)        (0.31)         (0.20)
   Distributions from capital gains                                (0.27)        (0.05)          0.00
   Returns of capital                                               0.00          0.00           0.00
                                                                  ------        ------         ------
Total distributions                                                (0.59)        (0.36)         (0.20)
                                                                  ------        ------         ------
Net asset value, end of period                                    $10.45        $10.46         $10.47
                                                                  ======        ======         ======
TOTAL RETURN(3)                                                     5.71%         3.42%          3.93%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $  645        $  532         $  238
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.99%         2.21%          2.09%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.68%         1.85%          1.85%(2)
Ratio of net investment income (loss) to average
   net assets                                                       3.16%         2.88%          2.73%(2)
Portfolio turnover rate(4)                                            22%           17%            36%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    320

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS C


                                                                 YEARS ENDED:                PERIOD ENDED:
                                                   ---------------------------------------     2/19/2002-
                                                   10/31/2005   10/31/2004   10/31/2003(5)     10/31/2002
                                                   ----------   ----------   -------------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.48        $10.48         $10.27
Income from Investment Operations:
   Net investment income (loss)                                     0.33          0.31           0.20
   Net realized and unrealized gain (loss) on
      investments                                                   0.24          0.05           0.21
                                                                  ------        ------         ------
Total from investment operations                                    0.57          0.36           0.41
Less distributions:
   Dividends from net investment income                            (0.32)        (0.31)         (0.20)
   Distributions from capital gains                                (0.27)        (0.05)          0.00
   Returns of capital                                               0.00          0.00           0.00
                                                                  ------        ------         ------
Total distributions                                                (0.59)        (0.36)         (0.20)
                                                                  ------        ------         ------
Net asset value, end of period                                    $10.46        $10.48         $10.48
                                                                  ======        ======         ======
TOTAL RETURN(3)                                                     5.60%         3.51%          4.03%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $  321        $  414         $  304
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.98%         2.09%          1.92%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.69%         1.85%          1.85%(2)
Ratio of net investment income (loss) to average
   net assets                                                       3.15%         2.88%          2.79%(2)
Portfolio turnover rate(4)                                            22%           17%            36%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    321

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS A


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002-
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 11.07      $ 11.28      $ 10.99
Income from Investment Operations:
   Net investment income (loss)                                           0.45         0.41         0.26
   Net realized and unrealized gain (loss) on
      investments                                                         0.32         0.04         0.30
                                                                       -------      -------      -------
Total from investment operations                                          0.77         0.45         0.56
Less distributions:
   Dividends from net investment income                                  (0.45)       (0.41)       (0.27)
   Distributions from capital gains                                      (0.17)       (0.25)        0.00
   Returns of capital                                                     0.00         0.00         0.00
                                                                       -------      -------      -------
Total distributions                                                      (0.62)       (0.66)       (0.27)
                                                                       -------      -------      -------
Net asset value, end of period                                         $ 11.22      $ 11.07      $ 11.28
                                                                       =======      =======      =======
TOTAL RETURN(3)                                                           7.10%        4.18%        5.17%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $35,210      $21,457      $12,192
Ratio of expenses to average net assets before waivers
   and reimbursements                                                     1.30%        1.61%        1.63%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                     1.08%        1.15%        1.15%(2)
Ratio of net investment income (loss) to average net
   assets                                                                 4.04%        3.75%        3.31%(2)
Portfolio turnover rate(4)                                                  18%          35%          47%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    322

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS B


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $11.00       $11.21       $10.97
Income from Investment Operations:
   Net investment income (loss)                                           0.37         0.33         0.20
   Net realized and unrealized gain (loss) on
      investments                                                         0.32         0.04         0.25
                                                                        ------       ------       ------
Total from investment operations                                          0.69         0.37         0.45
Less distributions:
   Dividends from net investment income                                  (0.37)       (0.33)       (0.21)
   Distributions from capital gains                                      (0.17)       (0.25)        0.00
   Returns of capital                                                     0.00         0.00         0.00
                                                                        ------       ------       ------
Total distributions                                                      (0.54)       (0.58)       (0.21)
                                                                        ------       ------       ------
Net asset value, end of period                                          $11.15       $11.00       $11.21
                                                                        ======       ======       ======
TOTAL RETURN(3)                                                           6.39%        3.43%        4.18%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $6,236       $6,598       $3,764
Ratio of expenses to average net assets before waivers
   and reimbursements                                                     2.01%        2.33%        2.33%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                     1.78%        1.85%        1.85%(2)
Ratio of net investment income (loss) to average net
   assets                                                                 3.32%        3.05%        2.54%(2)
Portfolio turnover rate(4)                                                  18%          35%          47%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    323

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS C


                                                                     YEARS ENDED:               PERIOD ENDED:
                                                         ------------------------------------     2/19/2002-
                                                         10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                         ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $11.02       $11.23       $10.97
Income from Investment Operations:
   Net investment income (loss)                                           0.37         0.33         0.20
   Net realized and unrealized gain (loss) on
      investments                                                         0.33         0.04         0.27
                                                                        ------       ------       ------
Total from investment operations                                          0.70         0.37         0.47
Less distributions:
   Dividends from net investment income                                  (0.37)       (0.33)       (0.21)
   Distributions from capital gains                                      (0.17)       (0.25)        0.00
   Returns of capital                                                     0.00         0.00         0.00
                                                                        ------       ------       ------
Total distributions                                                      (0.54)       (0.58)       (0.21)
                                                                        ------       ------       ------
Net asset value, end of period                                          $11.18       $11.02       $11.23
                                                                        ======       ======       ======
TOTAL RETURN(3)                                                           6.47%        3.42%        4.37%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                $8,357       $7,588       $3,121
Ratio of expenses to average net assets before waivers
   and reimbursements                                                     1.98%        2.21%        2.18%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                     1.78%        1.85%        1.85%(2)
Ratio of net investment income (loss) to average net
   assets                                                                 3.33%        3.06%        2.57%(2)
Portfolio turnover rate(4)                                                  18%          35%          47%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    324

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS A


                                                                YEARS ENDED:
                                                   --------------------------------------   PERIOD ENDED:
                                                   10/31/2005    10/31/2004    10/31/2003   10/31/2002(1)
                                                   ----------   ------------   ----------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 10.15      $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                      0.37        0.34            0.00
   Net realized and unrealized gain (loss) on
      investments                                                    0.37        0.16            0.00
                                                                  -------      ------          ------
Total from investment operations                                     0.74        0.50            0.00
Less distributions:
   Dividends from net investment income                             (0.39)      (0.35)           0.00
   Distributions from capital gains                                 (0.08)       0.00            0.00
   Returns of capital                                                0.00        0.00            0.00
                                                                  -------      ------          ------
Total distributions                                                 (0.47)      (0.35)           0.00
                                                                  -------      ------          ------
Net asset value, end of period                                    $ 10.42      $10.15          $10.00
                                                                  =======      ======          ======
TOTAL RETURN(2)                                                      7.52%       5.03%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $10,541      $8,602          $8,000
Ratio of expenses to average net assets before
   waivers and reimbursements                                        1.04%       1.63%(4)          --
Ratio of expenses to average net assets after
   waivers and reimbursements                                        0.91%       0.95%(4)          --
Ratio of net investment income (loss) to average
   net assets                                                        3.66%       3.34%(4)          --
Portfolio turnover rate(3)                                             24%         54%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    325

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS B


                                                                YEARS ENDED:
                                                   --------------------------------------   PERIOD ENDED:
                                                   10/31/2005    10/31/2004    10/31/2003   10/31/2002(1)
                                                   ----------   ------------   ----------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $   10.15     $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                       0.30       0.27            0.00
   Net realized and unrealized gain (loss) on
      investments                                                     0.37       0.16            0.00
                                                                 ---------     ------          ------
Total from investment operations                                      0.67       0.43            0.00
Less distributions:
   Dividends from net investment income                              (0.32)     (0.28)           0.00
   Distributions from capital gains                                  (0.08)      0.00            0.00
   Returns of capital                                                 0.00       0.00            0.00
                                                                 ---------     ------          ------
Total distributions                                                  (0.40)     (0.28)           0.00
                                                                 ---------     ------          ------
Net asset value, end of period                                   $   10.42     $10.15          $10.00
                                                                 =========     ======          ======
TOTAL RETURN(2)                                                       6.76%      4.30%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $   1,568     $1,051          $1,000
Ratio of expenses to average net assets before
   waivers and reimbursements                                         1.74%      2.38%(4)          --
Ratio of expenses to average net assets after
   waivers and reimbursements                                         1.61%      1.65%(4)          --
Ratio of net investment income (loss) to average
   net assets                                                         2.96%      2.64%(4)          --
Portfolio turnover rate(3)                                              24%        54%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    326

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NEW YORK FUND -- CLASS C


                                                                YEARS ENDED:
                                                   --------------------------------------   PERIOD ENDED:
                                                   10/31/2005    10/31/2004    10/31/2003   10/31/2002(1)
                                                   ----------   ------------   ----------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $10.15      $10.00          $10.00
Income from investment operations:
   Net investment income (loss)                                      0.30        0.27            0.00
   Net realized and unrealized gain (loss) on
      investments                                                    0.37        0.16            0.00
                                                                   ------      ------          ------
Total from investment operations                                     0.67        0.43            0.00
Less distributions:
   Dividends from net investment income                             (0.32)      (0.28)           0.00
   Distributions from capital gains                                 (0.08)       0.00            0.00
   Returns of capital                                                0.00        0.00            0.00
                                                                   ------      ------          ------
Total distributions                                                 (0.40)      (0.28)           0.00
                                                                   ------      ------          ------
Net asset value, end of period                                     $10.42      $10.15          $10.00
                                                                   ======      ======          ======
TOTAL RETURN(2)                                                      6.76%       4.30%              0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $1,973      $1,393          $1,000
Ratio of expenses to average net assets before
   waivers and reimbursements                                        1.75%       2.26%(4)          --
Ratio of expenses to average net assets after
   waivers and reimbursements                                        1.62%       1.65%(4)          --
Ratio of net investment income (loss) to average
   net assets                                                        2.95%       2.67%(4)          --
Portfolio turnover rate(3)                                             24%         54%             --


(1)  The fund became open for investment on 10/31/2002.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.


THE HARTFORD MUTUAL FUNDS                                                    327

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS A


                                                                      YEARS ENDED:
                                           ------------------------------------------------------------------
                                           10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                           ----------   ----------    ----------   -------------   ----------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  11.14       $  10.78      $  10.90       $  10.14
Income from Investment Operations:
   Net investment income (loss)                             0.32           0.49          0.47           0.55
   Net realized and unrealized gain
      (loss) on investments                                 0.21           0.48          0.00           0.73
                                                        --------       --------      --------       --------
Total from investment operations                            0.53           0.97          0.47           1.28
Less distributions:
   Dividends from net investment income                    (0.35)         (0.50)        (0.52)         (0.52)
   Distributions from capital gains                        (0.37)         (0.11)        (0.07)          0.00
   Returns of capital                                       0.00           0.00          0.00           0.00
                                                        --------       --------      --------       --------
Total distributions                                        (0.72)         (0.61)        (0.59)         (0.52)
                                                        --------       --------      --------       --------
Net asset value, end of period                          $  10.95       $  11.14      $  10.78       $  10.90
                                                        ========       ========      ========       ========
TOTAL RETURN(1)                                             5.10%(4)       9.16%         4.50%         12.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $298,903       $268,655      $215,083       $122,423
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.27%          1.40%         1.42%          1.30%
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.25%          1.25%         1.25%          1.25%
Ratio of net investment income (loss) to
   average net assets                                       2.98%          3.39%         4.65%          5.00%
Portfolio turnover rate(2)                                   171%           199%          149%           196%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    328

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS B


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 11.09       $  10.73       $ 10.85       $ 10.10
Income from Investment Operations:
   Net investment income (loss)                                    0.24           0.42          0.40          0.48
   Net realized and unrealized gain (loss)
      on investments                                               0.22           0.47          0.00          0.72
                                                                -------       --------       -------       -------
Total from investment operations                                   0.46           0.89          0.40          1.20
Less distributions:
   Dividends from net investment income                           (0.28)         (0.42)        (0.45)        (0.45)
   Distributions from capital gains                               (0.37)         (0.11)        (0.07)         0.00
   Returns of capital                                              0.00           0.00          0.00          0.00
                                                                -------       --------       -------       -------
Total distributions                                               (0.65)         (0.53)        (0.52)        (0.45)
                                                                -------       --------       -------       -------
Net asset value, end of period                                  $ 10.90       $  11.09       $ 10.73       $ 10.85
                                                                =======       ========       =======       =======
TOTAL RETURN(1)                                                    4.37%(4)       8.44%         3.77%        12.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $91,861       $106,077       $98,028       $55,999
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.97%          2.13%         2.10%         1.96%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.95%          1.95%         1.95%         1.95%
Ratio of net investment income (loss) to average
   net assets                                                      2.28%          2.70%         3.92%         4.30%
Portfolio turnover rate(2)                                          171%           199%          149%          196%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    329

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS C


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 11.12       $  10.77      $  10.89       $ 10.14
Income from Investment Operations:
   Net investment income (loss)                                    0.27           0.42          0.40          0.49
   Net realized and unrealized gain (loss) on
      investments                                                  0.23           0.46          0.00          0.71
                                                                -------       --------      --------       -------
Total from investment operations                                   0.50           0.88          0.40          1.20
Less distributions:
   Dividends from net investment income                           (0.28)         (0.42)        (0.45)        (0.45)
   Distributions from capital gains                               (0.37)         (0.11)        (0.07)         0.00
   Returns of capital                                              0.00           0.00          0.00          0.00
                                                                -------       --------      --------       -------
Total distributions                                               (0.65)         (0.53)        (0.52)        (0.45)
                                                                -------       --------      --------       -------
Net asset value, end of period                                  $ 10.97       $  11.12      $  10.77       $ 10.89
                                                                =======       ========      ========       =======
TOTAL RETURN(1)                                                    4.76%(4)       8.31%         3.80%        12.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $89,504       $110,214      $107,479       $62,222
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.86%          2.01%         1.98%         1.97%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.86%          1.95%         1.95%         1.95%
Ratio of net investment income (loss) to average
   net assets                                                      2.37%          2.71%         3.92%         4.30%
Portfolio turnover rate(2)                                          171%           199%          149%          196%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(3) Per share amounts have been calculated using average shares outstanding method.









(4) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.



THE HARTFORD MUTUAL FUNDS                                                    330

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS A


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $  9.67      $  9.88      $  9.50
Income from Investment Operations:
   Net investment income (loss)                                                0.40         0.41         0.26
   Net realized and unrealized gain (loss) on investments                     (0.01)       (0.21)        0.38
                                                                            -------      -------      -------
Total from investment operations                                               0.39         0.20         0.64
Less distributions:
   Dividends from net investment income                                       (0.41)       (0.41)       (0.26)
   Distributions from capital gains                                            0.00         0.00         0.00
   Returns of capital                                                          0.00         0.00         0.00
                                                                            -------      -------      -------
Total distributions                                                           (0.41)       (0.41)       (0.26)
                                                                            -------      -------      -------
Net asset value, end of period                                              $  9.65      $  9.67      $  9.88
                                                                            =======      =======      =======
TOTAL RETURN(3)                                                                4.08%        2.06%        6.87%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $53,401      $65,337      $75,245
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              1.38%        1.48%        1.59%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.20%        1.20%        1.20%(2)
Ratio of net investment income (loss) to average net assets                    4.09%        4.11%        3.58%(2)
Portfolio turnover rate(4)                                                      110%         108%         218%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    331

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS B


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $  9.64      $  9.84      $  9.46
Income from Investment Operations:
   Net investment income (loss)                                                0.32         0.33         0.21
   Net realized and unrealized gain (loss) on investments                      0.00        (0.19)        0.38
                                                                            -------      -------      -------
Total from investment operations                                               0.32         0.14         0.59
Less distributions:
   Dividends from net investment income                                       (0.34)       (0.34)       (0.21)
   Distributions from capital gains                                            0.00         0.00         0.00
   Returns of capital                                                          0.00         0.00         0.00
                                                                            -------      -------      -------
Total distributions                                                           (0.34)       (0.34)       (0.21)
                                                                            -------      -------      -------
Net asset value, end of period                                              $  9.62      $  9.64      $  9.84
                                                                            =======      =======      =======
TOTAL RETURN(3)                                                                3.37%        1.45%        6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $26,218      $38,210      $39,276
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              2.11%        2.21%        2.28%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.90%        1.90%        1.90%(2)
Ratio of net investment income (loss) to average net assets                    3.39%        3.41%        2.87%(2)
Portfolio turnover rate(4)                                                      110%         108%         218%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    332

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS C


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $  9.63      $  9.84      $  9.46
Income from Investment Operations:
   Net investment income (loss)                                                0.32         0.33         0.21
   Net realized and unrealized gain (loss) on investments                      0.00        (0.20)        0.38
                                                                            -------      -------      -------
Total from investment operations                                               0.32         0.13         0.59
Less distributions:
   Dividends from net investment income                                       (0.34)       (0.34)       (0.21)
   Distributions from capital gains                                            0.00         0.00         0.00
   Returns of capital                                                          0.00         0.00         0.00
                                                                            -------      -------      -------
Total distributions                                                           (0.34)       (0.34)       (0.21)
                                                                            -------      -------      -------
Net asset value, end of period                                              $  9.61      $  9.63      $  9.84
                                                                            =======      =======      =======
TOTAL RETURN(3)                                                                3.37%        1.34%        6.36%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $13,926      $26,626      $40,708
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              2.00%        2.07%        2.11%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.90%        1.90%        1.90%(2)
Ratio of net investment income (loss) to average net assets                    3.38%        3.43%        2.86%(2)
Portfolio turnover rate(4)                                                      110%         108%         218%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    333

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS A


                                                                                YEARS ENDED:                        PERIOD ENDED:
                                                          -------------------------------------------------------     4/30/2001-
                                                          10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                          ----------   ----------   -------------   -------------   -------------
CLASS A - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $  8.92         $  7.59        $  9.02        $ 10.00
Income from investment operations:
   Net investment income (loss)                                           0.07            0.08           0.05           0.01
   Net realized and unrealized gain (loss) on
   investments                                                            0.79            1.31          (1.43)         (0.99)
                                                                       -------         -------        -------        -------
Total from investment operations                                          0.86            1.39          (1.38)         (0.98)
Less distributions:
   Dividends from net investment income                                  (0.07)          (0.06)          0.00           0.00
   Distributions from capital gains                                       0.00            0.00          (0.05)          0.00
   Returns of capital                                                     0.00            0.00           0.00           0.00
                                                                       -------         -------        -------        -------
Total distributions                                                      (0.07)          (0.06)         (0.05)          0.00
                                                                       -------         -------        -------        -------
Net asset value, end of period                                         $  9.71         $  8.92        $  7.59        $  9.02
                                                                       =======         =======        =======        =======
TOTAL RETURN(2)                                                           9.70%          18.43%        (15.42%)        (9.80%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $56,845         $42,101        $30,010        $13,728
Ratio of expenses to average net assets before waivers
   and reimbursements                                                     1.46%           1.57%          1.63%          1.66%(4)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                     1.45%(7)        1.45%          1.45%          1.45%(4)
Ratio of net investment income (loss) to average net
   assets                                                                  0.76%           1.02%          0.69%          0.53%(4)
Portfolio turnover rate(3)                                                  34%             35%            35%            12%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    334

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS B


                                                                                YEARS ENDED:                        PERIOD ENDED:
                                                          -------------------------------------------------------     4/30/2001-
                                                          10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                          ----------   ----------   -------------   -------------   -------------
CLASS B - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 8.83          $ 7.51         $  8.99        $ 10.00
Income from investment operations:
   Net investment income (loss)                                          0.01            0.03           (0.02)          0.00
   Net realized and unrealized gain (loss) on
   investments                                                           0.78            1.29           (1.41)         (1.01)
                                                                       ------          ------         -------        -------
Total from investment operations                                         0.79            1.32           (1.43)         (1.01)
Less distributions:
   Dividends from net investment income                                 (0.02)           0.00            0.00           0.00
   Distributions from capital gains                                      0.00            0.00           (0.05)          0.00
   Returns of capital                                                    0.00            0.00            0.00           0.00
                                                                       ------          ------         -------        -------
Total distributions                                                     (0.02)           0.00           (0.05)          0.00
                                                                       ------          ------         -------        -------
Net asset value, end of period                                         $ 9.60          $ 8.83         $  7.51        $  8.99
                                                                       ======          ======         =======        =======
TOTAL RETURN(2)                                                          8.91%          17.58%         (16.03%)       (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $8,948          $7,305         $ 5,222        $ 2,029
Ratio of expenses to average net assets before waivers
   and reimbursements                                                    2.36%           2.30%           2.31%          2.36%(4)
Ratio of expenses to average net assets after waivers
    and reimbursements                                                   2.15%(7)        2.15%           2.15%          2.15%(4)
Ratio of net investment income (loss) to average net
   assets                                                                0.06%           0.32%          (0.02%)        (0.17%)(4)
Portfolio turnover rate(3)                                                 34%             35%             35%            12%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    335

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS C


                                                                                YEARS ENDED:                        PERIOD ENDED:
                                                          -------------------------------------------------------     4/30/2001-
                                                          10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                          ----------   ----------   -------------   -------------   -------------
CLASS C - PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $  8.83         $  7.51        $  8.99        $ 10.00
Income from investment operations:
   Net investment income (loss)                                           0.01            0.03          (0.02)          0.00
   Net realized and unrealized gain (loss) on
   investments                                                            0.78            1.29          (1.41)         (1.01)
                                                                       -------         -------        -------        -------
Total from investment operations                                          0.79            1.32          (1.43)         (1.01)
Less distributions:
   Dividends from net investment income                                  (0.02)           0.00           0.00           0.00
   Distributions from capital gains                                       0.00            0.00          (0.05)          0.00
   Returns of capital                                                     0.00            0.00           0.00           0.00
                                                                       -------         -------        -------        -------
Total distributions                                                      (0.02)           0.00          (0.05)          0.00
                                                                       -------         -------        -------        -------
Net asset value, end of period                                         $  9.60         $  8.83        $  7.51        $  8.99
                                                                       =======         =======        =======        =======
TOTAL RETURN(2)                                                           8.91%          17.58%        (16.03%)       (10.10%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $10,838         $10,231        $ 9,110        $ 4,769
Ratio of expenses to average net assets before waivers
   and reimbursements                                                     2.17%           2.18%          2.21%          2.34%(4)
Ratio of expenses to average net assets after waivers
   and reimbursements                                                     2.15%(7)        2.15%          2.15%          2.15%(4)
Ratio of net investment income (loss) to average net
   assets                                                                 0.06%           0.32%         (0.04%)        (0.17%)(4)
Portfolio turnover rate(3)                                                  34%             35%            35%            12%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(4)  Annualized.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14% and 2.14% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    336

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS A


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $ 12.15       $ 9.26       $ 11.73
Income from Investment Operations:
   Net investment income (loss)                                               0.01        (0.01)         0.00
   Net realized and unrealized gain (loss) on investments                     1.90         2.90         (2.47)
                                                                           -------       ------       -------
Total from investment operations                                              1.91         2.89         (2.47)
Less distributions:
   Dividends from net investment income                                       0.00         0.00          0.00
   Distributions from capital gains                                           0.00         0.00          0.00
   Returns of capital                                                         0.00         0.00          0.00
                                                                           -------       ------       -------
Total distributions                                                           0.00         0.00          0.00
                                                                           -------       ------       -------
Net asset value, end of period                                             $ 14.06       $12.15       $  9.26
                                                                           =======       ======       =======
TOTAL RETURN(3)                                                              15.72%       31.21%       (21.06%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $24,601       $5,917       $ 2,600
Ratio of expenses to average net assets before waivers and
   reimbursements                                                             1.82%        1.92%         1.92%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                             1.45%(5)     1.45%         1.45%(2)
Ratio of net investment income (loss) to average net assets                  (0.08%)      (0.10%)        0.04%(2)
   Portfolio turnover rate(4)                                                   52%          57%           70%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    337

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS B


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $11.53        $ 8.84       $ 11.26
Income from Investment Operations:
   Net investment income (loss)                                             (0.06)        (0.04)        (0.02)
   Net realized and unrealized gain (loss) on investments                    1.77          2.73         (2.40)
                                                                            -----        ------       -------
Total from investment operations                                             1.71          2.69         (2.42)
Less distributions:
   Dividends from net investment income                                      0.00          0.00          0.00
   Distributions from capital gains                                          0.00          0.00          0.00
   Returns of capital                                                        0.00          0.00          0.00
                                                                            -----        ------       -------
Total distributions                                                          0.00          0.00          0.00
                                                                            -----        ------       -------
Net asset value, end of period                                             $13.24        $11.53       $  8.84
                                                                            =====        ======       =======
TOTAL RETURN(3)                                                             14.83%        30.43%       (21.45%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $5,709        $1,932       $   481
Ratio of expenses to average net assets before waivers and
   reimbursements                                                            2.70%         2.63%         2.61%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                            2.15%(5)      2.15%         2.15%(2)
Ratio of net investment income (loss) to average net assets                 (0.64%)       (0.80%)       (0.71%)(2)
   Portfolio turnover rate(4)                                                  52%           57%           70%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    338

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS C


                                                                          YEARS ENDED:               PERIOD ENDED:
                                                              ------------------------------------     2/19/2002-
                                                              10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                              ----------   ----------   ----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $11.53        $ 8.85       $ 11.26
Income from Investment Operations:
   Net investment income (loss)                                             (0.06)        (0.04)        (0.02)
   Net realized and unrealized gain (loss) on investments                    1.78          2.72         (2.39)
                                                                           ------        ------       -------
Total from investment operations                                             1.72          2.68         (2.41)
Less distributions:
   Dividends from net investment income                                      0.00          0.00          0.00
   Distributions from capital gains                                          0.00          0.00          0.00
   Returns of capital                                                        0.00          0.00          0.00
                                                                           ------        ------       -------
Total distributions                                                          0.00          0.00          0.00
                                                                           ------        ------       -------
Net asset value, end of period                                             $13.25        $11.53       $  8.85
                                                                           ======        ======       =======
TOTAL RETURN(3)                                                             14.92%        30.28%       (21.41%)(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $5,627        $1,613       $   430
Ratio of expenses to average net assets before waivers and
   reimbursements                                                            2.47%         2.51%         2.48%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements                                                            2.15%(5)      2.15%         2.15%(2)
Ratio of net investment income (loss) to average net assets                 (0.64%)       (0.81%)       (0.75%)(2)
   Portfolio turnover rate(4)                                                  52%           57%           70%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.15% and 2.15% for Classes A, B and C, respectively.


THE HARTFORD MUTUAL FUNDS                                                    339

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS A


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                (0.01)
   Net realized and unrealized gain (loss) on investments                       0.39
                                                                             -------
Total from investment operations                                                0.38
Less distributions:
   Dividends from net investment income                                         0.00
   Distributions from capital gains                                             0.00
   Returns of capital                                                           0.00
                                                                             -------
Total distributions                                                             0.00
                                                                             -------
Net asset value, end of period                                               $ 10.38
                                                                             =======
TOTAL RETURN(3)                                                                 3.80%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $12,415
Ratio of expenses to average net assets before waivers
   and reimbursements(6)                                                        0.86%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                            0.67%(2)
Ratio of net investment income (loss) to average net assets                    (0.58%)(2)
Portfolio turnover rate(4)                                                         3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    340

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS B


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $10.00
Income from Investment Operations:
   Net investment income (loss)                                               (0.02)
   Net realized and unrealized gain (loss) on investments                      0.37
                                                                             ------
Total from investment operations                                              0.35
Less distributions:
   Dividends from net investment income                                        0.00
   Distributions from capital gains                                            0.00
   Returns of capital                                                          0.00
                                                                             ------
Total distributions                                                            0.00
                                                                             ------
Net asset value, end of period                                               $10.35
                                                                             ======
TOTAL RETURN(3)                                                                3.50%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $4,532
Ratio of expenses to average net assets before waivers and
   reimbursements(6)                                                           1.69%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                           1.32%(2)
Ratio of net investment income (loss) to average net assets                   (1.23%)(2)
Portfolio turnover rate(4)                                                        3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    341

FINANCIAL HIGHLIGHTS

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND -- CLASS C


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $10.00
Income from Investment Operations:
   Net investment income (loss)                                               (0.02)
   Net realized and unrealized gain (loss) on investments                      0.37
                                                                             ------
Total from investment operations                                               0.35
Less distributions:
   Dividends from net investment income                                        0.00
   Distributions from capital gains                                            0.00
   Returns of capital                                                          0.00
                                                                             ------
Total distributions                                                            0.00
                                                                             ------
Net asset value, end of period                                               $10.35
                                                                             ======
TOTAL RETURN(3)                                                                3.50%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $5,424
Ratio of expenses to average net assets before waivers and
   reimbursements(6)                                                           1.59%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                           1.32%(2)
Ratio of net investment income (loss) to average net assets                   (1.23%)(2)
Portfolio turnover rate(4)                                                        3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    342

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS A


                                                                          PERIOD ENDED:
                                                            YEAR ENDED:     5/28/2004-
                                                             10/31/2005   10/31/2004(5)
                                                            -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                               0.00
   Net realized and unrealized gain (loss) on
      investments                                                             0.36
                                                                           -------
Total from investment operations                                              0.36
Less distributions:
   Dividends from net investment income                                       0.00
   Distributions from capital gains                                           0.00
   Returns of capital                                                         0.00
                                                                           -------
Total distributions                                                           0.00
                                                                           -------
Net asset value, end of period                                             $ 10.36
                                                                           =======
TOTAL RETURN(3)                                                               3.60%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $43,279
Ratio of expenses to average net assets before
   waivers and reimbursements(6)                                              0.72%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements(6)                                              0.63%(2)
Ratio of net investment income (loss) to average
   net assets                                                                 0.13%(2)
Portfolio turnover rate(4)                                                       0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    343

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS B


                                                                          PERIOD ENDED:
                                                            YEAR ENDED:     5/28/2004-
                                                             10/31/2005   10/31/2004(5)
                                                            -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                              (0.01)
   Net realized and unrealized gain (loss) on investments                     0.35
                                                                           -------
Total from investment operations                                              0.34
Less distributions:
   Dividends from net investment income                                       0.00
   Distributions from capital gains                                           0.00
   Returns of capital                                                         0.00
                                                                           -------
Total distributions                                                           0.00
                                                                           -------
Net asset value, end of period                                             $ 10.34
                                                                           =======
TOTAL RETURN(3)                                                               3.40%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $14,177
Ratio of expenses to average net assets before waivers
   and reimbursements(6)                                                      1.52%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements(6)                                                      1.28%(2)
Ratio of net investment income (loss) to average
   net assets                                                                (0.53%)(2)
Portfolio turnover rate(4)                                                       0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    344

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH ALLOCATION FUND -- CLASS C


                                                                          PERIOD ENDED:
                                                            YEAR ENDED:     5/28/2004-
                                                             10/31/2005   10/31/2004(5)
                                                            -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                              (0.01)
   Net realized and unrealized gain (loss) on investments                     0.34
                                                                           -------
Total from investment operations                                              0.33
Less distributions:
   Dividends from net investment income                                       0.00
   Distributions from capital gains                                           0.00
   Returns of capital                                                         0.00
                                                                           -------
Total distributions                                                           0.00
                                                                           -------
Net asset value, end of period                                             $ 10.33
                                                                           =======
TOTAL RETURN(3)                                                               3.30%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $21,221
Ratio of expenses to average net assets before waivers
   and reimbursements(6)                                                      1.44%(2)
Ratio of expenses to average net assets after waivers
   and reimbursements(6)                                                      1.28%(2)
Ratio of net investment income (loss) to average
   net assets                                                                (0.52%)(2)
Portfolio turnover rate(4)                                                       0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    345

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS A


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                          $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.02
   Net realized and unrealized gain (loss) on investments                                        0.30
                                                                                              -------
Total from investment operations                                                                 0.32
Less distributions:
   Dividends from net investment income                                                         (0.02)
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                              -------
Total distributions                                                                             (0.02)
                                                                                              -------
Net asset value, end of period                                                                $ 10.30
                                                                                              =======
TOTAL RETURN(3)                                                                                  3.15%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                      $67,293
Ratio of expenses to average net assets before waivers and reimbursements(6)                     0.62%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      0.59%(2)
Ratio of net investment income (loss) to average net assets                                      0.99%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    346

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS B


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                          $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.01
   Net realized and unrealized gain (loss) on investments                                        0.27
                                                                                              -------
Total from investment operations                                                                 0.28
Less distributions:
   Dividends from net investment income                                                          0.00
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                              -------
Total distributions                                                                             (0.00)
                                                                                              -------
Net asset value, end of period                                                                $ 10.28
                                                                                              =======
TOTAL RETURN(3)                                                                                  2.82%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                      $18,841
Ratio of expenses to average net assets before waivers and reimbursements(6)                     1.45%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      1.29%(2)
Ratio of net investment income (loss) to average net assets                                      0.33%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    347

FINANCIAL HIGHLIGHTS

THE HARTFORD BALANCED ALLOCATION FUND -- CLASS C


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                          $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.00
   Net realized and unrealized gain (loss) on investments                                        0.28
                                                                                              -------
Total from investment operations                                                                 0.28
Less distributions:
   Dividends from net investment income                                                          0.00
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                              -------
Total distributions                                                                              0.00
                                                                                              -------
Net asset value, end of period                                                                $ 10.28
                                                                                              =======
TOTAL RETURN(3)                                                                                  2.82%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                      $30,414
Ratio of expenses to average net assets before waivers and reimbursements(6)                     1.38%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      1.29%(2)
Ratio of net investment income (loss) to average net assets                                      0.30%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    348

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS A


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                          $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.03
   Net realized and unrealized gain (loss) on investments                                        0.27
                                                                                              -------
Total from investment operations                                                                 0.30
Less distributions:
   Dividends from net investment income                                                         (0.03)
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                              -------
Total distributions                                                                             (0.03)
                                                                                              -------
Net asset value, end of period                                                                $ 10.27
                                                                                              =======
TOTAL RETURN(3)                                                                                  2.96%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                      $33,921
Ratio of expenses to average net assets before waivers and reimbursements(6)                     0.63%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      0.60%(2)
Ratio of net investment income (loss) to average net assets                                      1.70%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    349

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS B


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                           $10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.02
   Net realized and unrealized gain (loss) on investments                                        0.25
                                                                                               ------
Total from investment operations                                                                 0.27
Less distributions:
   Dividends from net investment income                                                         (0.01)
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                               ------
Total distributions                                                                             (0.01)
                                                                                               -------
Net asset value, end of period                                                                 $10.26
                                                                                               ======
TOTAL RETURN(3)                                                                                  2.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                       $4,993
Ratio of expenses to average net assets before waivers and reimbursements(6)                     1.44%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      1.25%(2)
Ratio of net investment income (loss) to average net assets                                      1.05%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    350

FINANCIAL HIGHLIGHTS

THE HARTFORD CONSERVATIVE ALLOCATION FUND -- CLASS C


                                                                                             PERIOD ENDED:
                                                                               YEAR ENDED:     5/28/2004-
                                                                                10/31/2005   10/31/2004(5)
                                                                               -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                          $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                                  0.02
   Net realized and unrealized gain (loss) on investments                                        0.25
                                                                                              -------
Total from investment operations                                                                 0.27
Less distributions:
   Dividends from net investment income                                                         (0.01)
   Distributions from capital gains                                                              0.00
   Returns of capital                                                                            0.00
                                                                                              -------
Total distributions                                                                             (0.01)
                                                                                              -------
Net asset value, end of period                                                                $ 10.26
                                                                                              =======
TOTAL RETURN(3)                                                                                  2.70%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                      $10,807
Ratio of expenses to average net assets before waivers and reimbursements(6)                     1.38%(2)
Ratio of expenses to average net assets after waivers and reimbursements(6)                      1.25%(2)
Ratio of net investment income (loss) to average net assets                                      1.17%(2)
Portfolio turnover rate(4)                                                                          0%(7)


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.

(7)  The amount per share rounds to zero.


THE HARTFORD MUTUAL FUNDS                                                    351

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS A


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS A -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                                 0.09
   Net realized and unrealized gain (loss) on investments                       0.15
                                                                             -------
Total from investment operations                                                0.24
Less distributions:
   Dividends from net investment income                                        (0.09)
   Distributions from capital gains                                             0.00
   Returns of capital                                                           0.00
                                                                             -------
Total distributions                                                            (0.09)
                                                                             -------
Net asset value, end of period                                               $ 10.15
                                                                             =======
TOTAL RETURN(3)                                                                 2.42%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $10,539
Ratio of expenses to average net assets before waivers and
   reimbursements(6)                                                            0.73%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                            0.56%(2)
Ratio of net investment income (loss) to average net assets                     3.21%(2)
Portfolio turnover rate(4)                                                         3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    352

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS B


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS B -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                          $10.00
Income from Investment Operations:
   Net investment income (loss)                                                 0.07
   Net realized and unrealized gain (loss) on investments                       0.14
                                                                              ------
Total from investment operations                                                0.21
Less distributions:
   Dividends from net investment income                                        (0.07)
   Distributions from capital gains                                             0.00
   Returns of capital                                                           0.00
                                                                              ------
Total distributions                                                            (0.07)
                                                                              ------
Net asset value, end of period                                                $10.14
                                                                              ======
TOTAL RETURN(3)                                                                 2.08%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                      $1,690
Ratio of expenses to average net assets before waivers and
   reimbursements(6)                                                            1.63%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                            1.26%(2)
Ratio of net investment income (loss) to average net assets                     2.56%(2)
Portfolio turnover rate(4)                                                         3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    353

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME ALLOCATION FUND -- CLASS C


                                                                            PERIOD ENDED:
                                                              YEAR ENDED:     5/28/2004-
                                                               10/31/2005   10/31/2004(5)
                                                              -----------   -------------
CLASS C -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                          $10.00
Income from Investment Operations:
   Net investment income (loss)                                                 0.07
   Net realized and unrealized gain (loss) on investments                       0.14
                                                                              ------
Total from investment operations                                                0.21
Less distributions:
   Dividends from net investment income                                        (0.07)
   Distributions from capital gains                                             0.00
   Returns of capital                                                           0.00
                                                                              ------
Total distributions                                                            (0.07)
                                                                              ------
Net asset value, end of period                                                $10.14
                                                                              ======
TOTAL RETURN(3)                                                                 2.08%(1)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                      $4,880
Ratio of expenses to average net assets before waivers and
   reimbursements(6)                                                            1.48%(2)
Ratio of expenses to average net assets after waivers and
   reimbursements(6)                                                            1.26%(2)
Ratio of net investment income (loss) to average net assets                     2.59%(2)
Portfolio turnover rate(4)                                                         3%


(1)  Not annualized.

(2)  Annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if the sales charges were taken into account.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  The fund commenced operations on 5/28/2004.

(6)  Expense ratios do not include expenses of the underlying funds.


THE HARTFORD MUTUAL FUNDS                                                    354

FINANCIAL HIGHLIGHTS


THE HARTFORD RETIREMENT INCOME FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    355

FINANCIAL HIGHLIGHTS


THE HARTFORD RETIREMENT INCOME FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    356

FINANCIAL HIGHLIGHTS


THE HARTFORD RETIREMENT INCOME FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    357

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    358

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    359

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    360

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    361

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    362

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    363

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS A



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    364

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS B



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    365

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS C



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    366

             PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL
                     SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:


a)   management;



b)   use; and



c)   protection;


of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:


a)   service your TRANSACTIONS with us; and



b)   support our business functions.


We may obtain PERSONAL INFORMATION from:


a)   YOU;



b)   your TRANSACTIONS with us; and



c)   third parties such as a consumer-reporting agency.


Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:


a)   your name;



b)   your address;



c)   your income;



d)   your payment; or



e)   your credit history;


may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:


a)   our insurance companies;



b)   our employee agents;



c)   our brokerage firms; and



d)   our administrators.


As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:


a)   market our products; or



b)   market our services;


to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:


a)   independent agents;



b)   brokerage firms;



c)   insurance companies;



d)   administrators; and



e)   service providers;


who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:


a)   taking surveys;



b)   marketing our products or services; or



c) offering financial products or services under a joint agreement between us and one or more financial institutions.


We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:


a)   "opt-out;" or



b)   "opt-in;"


as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:


a)   your proper written authorization; or



b)   as otherwise allowed or required by law.


Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:


a)   underwriting policies;



b)   paying claims;



c)   developing new products; or



d)   advising customers of our products and services.


We use manual and electronic security procedures to maintain:


a)   the confidentiality; and



b)   the integrity of;


PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.


THE HARTFORD MUTUAL FUNDS                                                    367

Some techniques we use to protect PERSONAL INFORMATION include:


a)   secured files;



b)   user authentication;



c)   encryption;



d)   firewall technology; and



e)   the use of detection software.


We are responsible for and must:


a)   identify information to be protected;



b)   provide an adequate level of protection for that data;



c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:


a)   credit history;



b)   income;



c)   financial benefits; or



d)   policy or claim information.


PERSONAL HEALTH INFORMATION means health information such as:


a)   your medical records; or



b)   information about your illness, disability or injury.


PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:


a)   PERSONAL FINANCIAL INFORMATION; and



b)   PERSONAL HEALTH INFORMATION.


TRANSACTION means your business dealings with us, such as:


a)   your APPLICATION;



b)   your request for us to pay a claim; and



c)   your request for us to take an action on your account.


YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:


a)   asking about;



b)   applying for; or



c)   obtaining;


a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.


THE HARTFORD MUTUAL FUNDS                                                    368

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.



THE HARTFORD MUTUAL FUNDS                                                    369

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford Advisers Fund                                   A            210       416645810     ITTAX
The Hartford Advisers Fund                                   B            211       416645794     IHABX
The Hartford Advisers Fund                                   C            212       416645588     HAFCX
The Hartford Capital Appreciation Fund                       A            214       416645406     ITHAX
The Hartford Capital Appreciation Fund                       B            228       416645505     IHCAX
The Hartford Capital Appreciation Fund                       C            237       416645638     HCACX
The Hartford Capital Appreciation II Fund                    A           1205       416648590     HCTAX
The Hartford Capital Appreciation II Fund                    B           1206       416648582     HCTBX
The Hartford Capital Appreciation II Fund                    C           1207       416648574     HFCCX
The Hartford Disciplined Equity Fund                         A            215       416645679     HAIAX
The Hartford Disciplined Equity Fund                         B            220       416645661     HGIBX
The Hartford Disciplined Equity Fund                         C            243       416645547     HGICX
The Hartford Dividend and Growth Fund                        A            223       416645844     IHGIX
The Hartford Dividend and Growth Fund                        B            224       416645836     ITDGX
The Hartford Dividend and Growth Fund                        C            248       416645596     HDGCX
The Hartford Equity Income Fund                              A           1658       416648889     HQIAX
The Hartford Equity Income Fund                              B           1659       416648871     HQIBX
The Hartford Equity Income Fund                              C           1660       416648863     HQICX
The Hartford Floating Rate Fund                              A           1209       416648558     HFLAX
The Hartford Floating Rate Fund                              B           1210       416648541     HFLBX
The Hartford Floating Rate Fund                              C           1211       416648533     HFLCX
The Hartford Focus Fund                                      A           1269       416645224     HFFAX
The Hartford Focus Fund                                      B           1270       416645216     HFFBX
The Hartford Focus Fund                                      C           1271       416645190     HFFCX
The Hartford Global Communications Fund                      A           1224       416645356     HGCAX
The Hartford Global Communications Fund                      B           1225       416645349     HGCBX
The Hartford Global Communications Fund                      C           1226       416645331     HGCCX
The Hartford Global Financial Services Fund                  A           1220       416645315     HGFAX
The Hartford Global Financial Services Fund                  B           1221       416645299     HGFBX
The Hartford Global Financial Services Fund                  C           1222       416645281     HGFCX
The Hartford Global Health Fund                              A           1610       416645398     HGHAX
The Hartford Global Health Fund                              B           1611       416645380     HGHBX
The Hartford Global Health Fund                              C           1612       416645372     HGHCX
The Hartford Global Leaders Fund                             A            206       416645539     HALAX
The Hartford Global Leaders Fund                             B            285       416645521     HGLBX
The Hartford Global Leaders Fund                             C            291       416645513     HGLCX
The Hartford Global Technology Fund                          A           1606       416645448     HGTAX
The Hartford Global Technology Fund                          B           1607       416645430     HGTBX
The Hartford Global Technology Fund                          C           1608       416645422     HGTCX
The Hartford Growth Fund                                     A           1228       416529691     HGWAX
The Hartford Growth Fund                                     B           1229       416529683     HGWBX
The Hartford Growth Fund                                     C           1230       416529675     HGWCX
The Hartford Growth Opportunities Fund                       A           1618       416529881     HGOAX
The Hartford Growth Opportunities Fund                       B           1619       416529873     HGOBX
The Hartford Growth Opportunities Fund                       C           1620       416529865     HGOCX



THE HARTFORD MUTUAL FUNDS                                                    370

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford High Yield Fund                                 A            316       416645489     HAHAX
The Hartford High Yield Fund                                 B            202       416645471     HAHBX
The Hartford High Yield Fund                                 C            203       416645463     HAHCX
The Hartford Income Fund                                     A           1638       416646248     HTIAX
The Hartford Income Fund                                     B           1639       416646230     HTIBX
The Hartford Income Fund                                     C           1640       416646222     HTICX
The Hartford Inflation Plus Fund                             A           1646       416646156     HIPAX
The Hartford Inflation Plus Fund                             B           1647       416646149     HIPBX
The Hartford Inflation Plus Fund                             C           1648       416646131     HIPCX
The Hartford International Capital Appreciation Fund         A           1273       416645182     HNCAX
The Hartford International Capital Appreciation Fund         B           1274       416645174     HNCBX
The Hartford International Capital Appreciation Fund         C           1275       416645166     HNCCX
The Hartford International Opportunities Fund                A            207       416645703     IHOAX
The Hartford International Opportunities Fund                B            208       416645802     HIOBX
The Hartford International Opportunities Fund                C            239       416645620     HIOCX
The Hartford International Small Company Fund                A           1277       416645158     HNSAX
The Hartford International Small Company Fund                B           1278       416645141     HNSBX
The Hartford International Small Company Fund                C           1279       416645133     HNSCX
The Hartford MidCap Fund                                     A            937       416645711     HFMCX
The Hartford MidCap Fund                                     B            978       416645695     HAMBX
The Hartford MidCap Fund                                     C            238       416645554     HMDCX
The Hartford MidCap Value Fund                               A           1281       416646107     HMVAX
The Hartford MidCap Value Fund                               B           1282       416646206     HMVBX
The Hartford MidCap Value Fund                               C           1283       416646305     HMVCX
The Hartford Money Market Fund                               A            940       416645745     IHAXX
The Hartford Money Market Fund                               B            290       416645737     HMBXX
The Hartford Money Market Fund                               C            259       416645562     HRCXX
The Hartford Select MidCap Growth Fund                       A           1201       416648640     HSMAX
The Hartford Select MidCap Growth Fund                       B           1202       416648632     HSMBX
The Hartford Select MidCap Growth Fund                       C           1203       416648624     HTSCX
The Hartford Select MidCap Value Fund                        A           1213       416648517     HFVAX
The Hartford Select MidCap Value Fund                        B           1214       416648491     HSVBX
The Hartford Select MidCap Value Fund                        C           1215       416648483     HFVCX
The Hartford Select SmallCap Growth Fund                     A           1248       416648467     HFSAX
The Hartford Select SmallCap Growth Fund                     B           1249       416648459     HFSBX
The Hartford Select SmallCap Growth Fund                     C           1250       416648442     HFSCX
The Hartford Short Duration Fund                             A           1642       416646198     HSDAX
The Hartford Short Duration Fund                             B           1643       416646180     HSDBX
The Hartford Short Duration Fund                             C           1644       416646172     HSDCX
The Hartford Small Company Fund                              A            205       416645109     IHSAX
The Hartford Small Company Fund                              B            227       416645208     HSCBX
The Hartford Small Company Fund                              C            231       416645646     HSMCX
The Hartford SmallCap Growth Fund                            A           1622       416529105     HSLAX
The Hartford SmallCap Growth Fund                            B           1623       416529204     HSLBX
The Hartford SmallCap Growth Fund                            C           1624       416529303     HSLCX
The Hartford Stock Fund                                      A            221       416645877     IHSTX
The Hartford Stock Fund                                      B            972       416645869     ITSBX
The Hartford Stock Fund                                      C            242       416645612     HSFCX



THE HARTFORD MUTUAL FUNDS                                                    371

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford Tax-Free California Fund                        A           1650       416648103     HTFAX
The Hartford Tax-Free California Fund                        B           1651       416648202     HTFBX
The Hartford Tax-Free California Fund                        C           1652       416648301     HTFCX
The Hartford Tax-Free Minnesota Fund                         A           1626       416529618     HTMAX
The Hartford Tax-Free Minnesota Fund                         B           1627       416529592     HTMBX
The Hartford Tax-Free Minnesota Fund                         C           1628       416529584     HTMCX
The Hartford Tax-Free National Fund                          A           1630       416529519     HTNAX
The Hartford Tax-Free National Fund                          B           1631       416529493     HTNBX
The Hartford Tax-Free National Fund                          C           1632       416529485     HTNCX
The Hartford Tax-Free New York Fund                          A           1654       416648509     HTYAX
The Hartford Tax-Free New York Fund                          B           1655       416648608     HTYBX
The Hartford Tax-Free New York Fund                          C           1656       416648707     HTYCX
The Hartford Total Return Bond Fund                          A            217       416645778     ITBAX
The Hartford Total Return Bond Fund                          B            218       416645760     ITBBX
The Hartford Total Return Bond Fund                          C            254       416645570     HABCX
The Hartford U.S. Government Securities Fund                 A           1634       416529410     HUSAX
The Hartford U.S. Government Securities Fund                 B           1635       416529394     HUSBX
The Hartford U.S. Government Securities Fund                 C           1636       416529386     HUSCX
The Hartford Value Fund                                      A           1285       416646404     HVFAX
The Hartford Value Fund                                      B           1286       416646503     HVFBX
The Hartford Value Fund                                      C           1287       416646602     HVFCX
The Hartford Value Opportunities Fund                        A           1614       416529782     HVOAX
The Hartford Value Opportunities Fund                        B           1615       416529774     HVOBX
The Hartford Value Opportunities Fund                        C           1616       416529766     HVOCX
The Hartford Aggressive Growth Allocation Fund               A           1662       416648814     HAAAX
The Hartford Aggressive Growth Allocation Fund               B           1663       416648798     HAABX
The Hartford Aggressive Growth Allocation Fund               C           1664       416648780     HAACX
The Hartford Growth Allocation Fund                          A           1666       416648772     HRAAX
The Hartford Growth Allocation Fund                          B           1667       416648764     HRABX
The Hartford Growth Allocation Fund                          C           1668       416648756     HRACX
The Hartford Balanced Allocation Fund                        A           1670       416648749     HBAAX
The Hartford Balanced Allocation Fund                        B           1671       416648731     HBABX
The Hartford Balanced Allocation Fund                        C           1672       416648723     HBACX
The Hartford Conservative Allocation Fund                    A           1674       416648715     HCVAX
The Hartford Conservative Allocation Fund                    B           1675       416648699     HCVBX
The Hartford Conservative Allocation Fund                    C           1676       416648681     HCVCX
The Hartford Income Allocation Fund                          A           1678       416648673     HINAX
The Hartford Income Allocation Fund                          B           1679       416648665     HINBX
The Hartford Income Allocation Fund                          C           1680       416648657     HINCX
The Hartford Retirement Income Fund                          A           1232       416648269     HTRAX
The Hartford Retirement Income Fund                          B           1233       416648251     HTGBX
The Hartford Retirement Income Fund                          C           1234       416648426     HTRCX
The Hartford Target Retirement 2010 Fund                     A           1236       416648392     HTTAX
The Hartford Target Retirement 2010 Fund                     B           1237       416648384     HTTBX
The Hartford Target Retirement 2010 Fund                     C           1238       416648376     HTTCX
The Hartford Target Retirement 2020 Fund                     A           1240       416648350     HTWAX
The Hartford Target Retirement 2020 Fund                     B           1241       416648343     HTWBX
The Hartford Target Retirement 2020 Fund                     C           1242       416648335     HTWCX



THE HARTFORD MUTUAL FUNDS                                                    372

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford Target Retirement 2030 Fund                     A           1244       416648319     HTHAX
The Hartford Target Retirement 2030 Fund                     B           1245       416648293     HTHBX
The Hartford Target Retirement 2030 Fund                     C           1246       416648285     HTHCX



THE HARTFORD MUTUAL FUNDS                                                    373

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:


ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:

1-888-843-7824

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                                           CLASS Y SHARES

                                           PROSPECTUS





                                           __________, 2006



AS WITH ALL MUTUAL FUNDS, THE SECURITIES   THE HARTFORD ADVISERS FUND
AND EXCHANGE COMMISSION HAS NOT            THE HARTFORD CAPITAL APPRECIATION FUND
APPROVED OR DISAPPROVED THESE SECURITIES   THE HARTFORD CAPITAL APPRECIATION II FUND
OR PASSED UPON THE ADEQUACY OF THIS        THE HARTFORD DISCIPLINED EQUITY FUND
PROSPECTUS. ANY REPRESENTATION             THE HARTFORD DIVIDEND AND GROWTH FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.     THE HARTFORD EQUITY INCOME FUND
                                           THE HARTFORD FLOATING RATE FUND
                                           THE HARTFORD FOCUS FUND
                                           THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                           THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                           THE HARTFORD GLOBAL HEALTH FUND
                                           THE HARTFORD GLOBAL LEADERS FUND
                                           THE HARTFORD GLOBAL TECHNOLOGY FUND
                                           THE HARTFORD GROWTH FUND
                                           THE HARTFORD GROWTH OPPORTUNITIES FUND
                                           THE HARTFORD HIGH YIELD FUND
                                           THE HARTFORD INCOME FUND
                                           THE HARTFORD INFLATION PLUS FUND
                                           THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                           THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                           THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                           THE HARTFORD MIDCAP FUND
                                           THE HARTFORD MIDCAP VALUE FUND
                                           THE HARTFORD MONEY MARKET FUND
                                           THE HARTFORD SELECT MIDCAP GROWTH FUND
                                           THE HARTFORD SELECT MIDCAP VALUE FUND
                                           THE HARTFORD SELECT SMALLCAP GROWTH FUND
                                           THE HARTFORD SHORT DURATION FUND
                                           THE HARTFORD SMALL COMPANY FUND
                                           THE HARTFORD SMALLCAP GROWTH FUND
                                           THE HARTFORD STOCK FUND
                                           THE HARTFORD TAX-FREE CALIFORNIA FUND (NOT CURRENTLY AVAILABLE)
                                           THE HARTFORD TAX-FREE MINNESOTA FUND
                                           THE HARTFORD TAX-FREE NATIONAL FUND
                                           THE HARTFORD TAX-FREE NEW YORK FUND (NOT CURRENTLY AVAILABLE)
                                           THE HARTFORD TOTAL RETURN BOND FUND
                                           THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                           THE HARTFORD VALUE FUND
                                           THE HARTFORD VALUE OPPORTUNITIES FUND
                                           THE HARTFORD RETIREMENT INCOME FUND
                                           THE HARTFORD TARGET RETIREMENT 2010 FUND
                                           THE HARTFORD TARGET RETIREMENT 2020 FUND
                                           THE HARTFORD TARGET RETIREMENT 2030 FUND

                                           THE HARTFORD MUTUAL FUNDS
                                           P.O. BOX 64387
                                           ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS


Introduction                   Introduction
------------                   ------------
A summary of each fund's       The Hartford Advisers Fund
goals, principal strategies,   The Hartford Capital Appreciation Fund
main risks, performance        The Hartford Capital Appreciation II Fund
and expenses                   The Hartford Disciplined Equity Fund
                               The Hartford Dividend and Growth Fund
                               The Hartford Equity Income Fund
                               The Hartford Floating Rate Fund
                               The Hartford Focus Fund
                               The Hartford Global Communications Fund
                               The Hartford Global Financial Services Fund
                               The Hartford Global Health Fund
                               The Hartford Global Leaders Fund
                               The Hartford Global Technology Fund
                               The Hartford Growth Fund
                               The Hartford Growth Opportunities Fund
                               The Hartford High Yield Fund
                               The Hartford Income Fund
                               The Hartford Inflation Plus Fund
                               The Hartford International Capital Appreciation Fund
                               The Hartford International Opportunities Fund
                               The Hartford International Small Company Fund
                               The Hartford MidCap Fund
                               The Hartford MidCap Value Fund
                               The Hartford Money Market Fund
                               The Hartford Select MidCap Growth Fund
                               The Hartford Select MidCap Value Fund
                               The Hartford Select SmallCap Growth Fund
                               The Hartford Short Duration Fund
                               The Hartford Small Company Fund
                               The Hartford SmallCap Growth Fund
                               The Hartford Stock Fund
                               The Hartford Tax-Free California Fund
                               The Hartford Tax-Free Minnesota Fund
                               The Hartford Tax-Free National Fund
                               The Hartford Tax-Free New York Fund
                               The Hartford Total Return Bond Fund
                               The Hartford U.S. Government Securities Fund
                               The Hartford Value Fund
                               The Hartford Value Opportunities Fund
                               The Hartford Retirement Income Fund
                               The Hartford Target Retirement 2010 Fund
                               The Hartford Target Retirement 2020 Fund
                               The Hartford Target Retirement 2030 Fund

Description of other           Investment strategies and investment matters
investment strategies and
investment risks

Investment manager and         Management of the funds
management fee information

Information on your account    About your account
                               Class Y share investor requirements
                               Compensation to Broker-Dealers, Financial Institutions
                               and Other Persons
                               Opening an account
                               Buying shares
                               Selling shares



THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION


                               Transaction policies
                               Dividends and account policies
                               Additional investor services

Further information on the     Financial highlights
funds                          Privacy policy
                               Fund code, CUSIP number and symbol
                               For more information

                                                                      back cover





THE HARTFORD MUTUAL FUNDS                                                      2

INTRODUCTION


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available.


Each fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are referred to as the Hartford Fixed Income Funds. The Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").


Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.


The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."



THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    stocks,

     -    debt securities, and

     -    money market instruments.


The fund will normally invest in a portfolio of between 50% and 70% in equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.



The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD ADVISERS FUND

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    23.80%
1998    21.62%
1999    12.62%
2000     1.36%
2001    -4.73%
2002   -12.70%
2003    18.55%
2004     3.72%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD ADVISERS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                          LIFE OF
                                                                                           FUND
                                                                                          (SINCE
                                                                      1 YEAR   5 YEARS   7/22/96)
                                                                      ------   -------   --------
Class Y Return Before Taxes                                            ___%      ___%     ___%
Class Y Return After Taxes on Distributions                            ___%      ___%     ___%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    ___%      ___%     ___%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      ___%      ___%     ___%(1)
Lehman Brothers Government/Credit Index (reflects no deduction for
   fees, expenses or taxes)                                            ___%      ___%     ___%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                0.61%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                    0.10%
   Total annual operating expenses(1)                                0.71%



(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund is 0.66%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___
Year 5                                    $___
Year 10                                   $___



THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    56.00%
1998     3.68%
1999    67.49%
2000     8.85%
2001    -6.26%
2002   -22.38%
2003    41.17%
2004    18.60%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (____ quarter, _____).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2004


                                                                                             LIFE OF
                                                                                              FUND
                                                                                             (SINCE
                                                                         1 YEAR   5 YEARS   7/22/96)
                                                                         ------   -------   --------
Class Y Return Before Taxes                                               ___%      ___%     ___%
Class Y Return After Taxes on Distributions                               ___%      ___%     ___%
Class Y Return After Taxes on Distributions and Sale of Fund Shares       ___%      ___%     ___%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         ___%      ___%     ___%(1)
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)    ___%      ___%     ___%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.



The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.



(1) Return is from 7/31/1996 -- 12/31/2005.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price           None
   Maximum deferred sales charge (load)                                    None
   Exchange fees                                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         ____%
   Distribution and service (12b-1) fees                                   None



THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD CAPITAL APPRECIATION FUND


   Other expenses                                                          ____%
   Total annual operating expenses                                         ____%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                                    CLASS Y
-------------------------------------                                    -------
Year 1                                                                     $___
Year 3                                                                     $___
Year 5                                                                     $___
Year 10                                                                    $___



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD CAPITAL APPRECIATION II FUND



INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in securities of foreign issuers and non-dollar securities, including emerging market securities.



The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:



Growth Opportunities Generally 25% - 35% of the total portfolio



The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.



Value Opportunities Generally 25% - 35% of the total portfolio



The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.



Global Equities Generally 15% - 25% of the total portfolio



The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines while utilizing analysis of long-term trends to identify favorable sectors.



Capital Appreciation 5% - 15% of the total portfolio



The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.



Special Situations 5% - 15% of the total portfolio



The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.



The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.



In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.



THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD CAPITAL APPRECIATION II FUND



Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   ____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                    ____%
   Total annual operating expenses(1)                                ____%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD DISCIPLINED EQUITY FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999    21.45%
2000    -6.15%
2001    -8.08%
2002   -24.60%
2003    28.89%
2004     8.39%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 4/30/98)
                                                                      ------   -------   ---------------
Class Y Return Before Taxes                                            ___%      ___%          ___%
Class Y Return After Taxes on Distributions                            ___%      ___%          ___%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    ___%      ___%          ___%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      ___%      ___%          ___%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DISCIPLINED EQUITY FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DIVIDEND AND GROWTH FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    31.59%
1998    14.86%
1999     5.10%
2000    10.82%
2001    -4.15%
2002   -13.70%
2003    26.44%
2004    12.44%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                          LIFE OF
                                                                                           FUND
                                                                                          (SINCE
                                                                      1 YEAR   5 YEARS   7/22/96)
                                                                      ------   -------   --------
Class Y Return Before Taxes                                            ___%      ___%     ___%
Class Y Return After Taxes on Distributions                            ___%      ___%     ___%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    ___%      ___%     ___%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      ___%      ___%     ___%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses                                  ____%



THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD DIVIDEND AND GROWTH FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___
Year 5                                    $___
Year 10                                   $___



THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD EQUITY INCOME FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2004   10.51%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                              LIFE OF FUND
                                                  1 YEAR   (SINCE 8/28/2003)
                                                  ------   -----------------
Class Y Return Before Taxes                       _____%       _____%
Class Y Return After Taxes on Distributions       _____%       _____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                            _____%       _____%
Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                   _____%       _____%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1)  Return is from 8/31/03 - 12/31/05.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                               ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD EQUITY INCOME FUND


(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund is 0.61%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___
Year 5                                    $___
Year 10                                   $___



THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD FLOATING RATE FUND



INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.



PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity.



The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.



The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.



The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.



To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"), relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.



MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.



When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.



Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD FLOATING RATE FUND



Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.



The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.



The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price   None
   Maximum deferred sales charge (load)                            None
   Exchange fees                                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                              ____%(1)
   Distribution and service (12b-1) fees                           None
   Other expenses                                                  ____%
   Total annual operating expenses(1)                              ____%



(1) HIFSCO has voluntarily agreed to waive management fees until April 29, 2006. While such waiver is in effect, the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund is 0.15%.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD FLOATING RATE FUND



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___
Year 5                                    $___
Year 10                                   $___



THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD FOCUS FUND



INVESTMENT GOAL. The Hartford Focus Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks with market capitalizations similar to companies in the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's focused portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.





























MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.


Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     24

THE HARTFORD FOCUS FUND


All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                              (PERFORMANCE GRAPH)

2002   -25.12%
2003    27.74%
2004     2.92%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                 LIFE OF FUND
                                                                      1 YEAR   (SINCE 5/24/01)
                                                                      ------   ---------------
Class Y Return Before Taxes                                            ____%       ____%
Class Y Return After Taxes on Distributions                            ____%       ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    ____%       ____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)      ____%       ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 5/31/2001 -- 12/31/2005


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                               ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)(2)                            ____%



THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD FOCUS FUND



(1) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%.



(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund is 1.01%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___
Year 5                                    $___
Year 10                                   $___



THE HARTFORD MUTUAL FUNDS                                                     26

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:


     - the current market price of its stock is at the low end of its historical relative valuation range,



     - a positive change in operating results is anticipated but not yet reflected in the price of its stock,



     -    unrecognized or undervalued assets, and



     - management that demonstrates that it can convert the above factors into shareholder value.


The fund will consider selling a security when:


     -    its target price is achieved,



     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.



The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment


THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD GLOBAL COMMUNICATIONS FUND

portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-to-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001   -36.22%
2002   -30.80%
2003    56.07%
2004    23.86%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                     28

THE HARTFORD GLOBAL COMMUNICATIONS FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                              LIFE OF FUND
                                                                         1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                                         ------   -------   ----------------
Class Y Return Before Taxes                                              _____%    _____%        _____%
Class Y Return After Taxes on Distributions                              _____%    _____%        _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares      _____%    _____%        _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)        _____%    _____%        _____%
MSCI AC (All Country) World Telecommunication Services Index (reflects
   no deduction for fees, expenses or taxes)                             _____%    _____%        _____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                               ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)(2)                            ____%



(1) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.



(2) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are __%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:


     -    management focuses on rewarding shareholders,



     -    market expectations of future earnings are too low,



     - market value does not reflect the fact that earnings are understated due to conservative accounting,



     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,



     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or



     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.


The fund will consider selling a security when:


     - its issuer's management no longer appears to promote shareholder value,



     -    market expectations of future earnings are too high,



     - it can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality,



     - market value exceeds the true value of the issuer's component businesses,



     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,



     - market value does not reflect the risk of potential problems in an important business component, or



     - equity securities of other comparable issuers in an industry are available at more attractive prices.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


THE HARTFORD MUTUAL FUNDS                                                     30

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001    -6.12%
2002   -18.98%
2003    30.64%
2004    11.87%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 10/31/00)
                                                                      ------   -------   ----------------
Class Y Return Before Taxes                                           _____%    _____%        _____%
Class Y Return After Taxes on Distributions                           _____%    _____%        _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares   _____%    _____%        _____%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)    _____%    _____%        _____%
MSCI Finance ex Real Estate Index (reflects no deduction for fees,
   expenses or taxes)                                                 _____%    _____%        _____%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                               ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)(2)                            ____%



THE HARTFORD MUTUAL FUNDS                                                     32

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND


(1) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.75%.



(2) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are __%. This management fee waiver may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.


Stocks considered for purchase in the fund typically share one or more of the following attributes:



     -    the company's business franchise is temporarily mispriced,



     -    the market under-values the new product pipelines,



     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or



     -    the company is a target of opportunity due to industry consolidation.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved,



     -    fundamental expectations are not met, or



     -    a company's prospects become less appealing.


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.


The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products


THE HARTFORD MUTUAL FUNDS                                                     34

THE HARTFORD GLOBAL HEALTH FUND

and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001     2.21%
2002   -17.02%
2003    31.71%
2004    12.46%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GLOBAL HEALTH FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                                          LIFE OF FUND
                                                                                      1 YEAR   5 YEARS   (SINCE 5/1/00)
                                                                                      ------   -------   --------------
Class Y Return Before Taxes                                                           _____%    _____%      _____%
Class Y Return After Taxes on Distributions                                           _____%    _____%      _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares                   _____%    _____%      _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                     _____%    _____%      _____%(1)
Goldman Sachs Health Care Index (reflects no deduction for fees, expenses or taxes)   _____%    _____%      _____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/2000 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                                             None
   Maximum deferred sales charge (load)                                    None
   Exchange fees                                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        _____%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                         _____%
   Total annual operating expenses(1)                                     _____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                    CLASS Y
-------------------------------------                                    -------
Year 1                                                                    $_____
Year 3                                                                    $_____
Year 5                                                                    $_____
Year 10                                                                   $_____



THE HARTFORD MUTUAL FUNDS                                                     36

THE HARTFORD GLOBAL LEADERS FUND

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 270%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD GLOBAL LEADERS FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999    48.39%
2000    -6.84%
2001   -16.91%
2002   -20.03%
2003    35.68%
2004    19.04%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                              (LIFE OF FUND
                                                                          1 YEAR   5 YEARS   SINCE 9/30/98)
                                                                          ------   -------   --------------
Class Y Return Before Taxes                                               _____%    _____%       _____%
Class Y Return After Taxes on Distributions                               _____%    _____%       _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares       _____%    _____%       _____%
Morgan Stanley Capital International World Index (reflects no deduction
   for fees, expenses or taxes)                                           _____%    _____%       _____%


INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     38

THE HARTFORD GLOBAL LEADERS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price           None
   Maximum deferred sales charge (load)                                    None
   Exchange fees                                                           None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        _____%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                         _____%
   Total annual operating expenses(1)                                     _____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                                    CLASS Y
-------------------------------------                                    -------
Year 1                                                                    $_____
Year 3                                                                    $_____
Year 5                                                                    $_____
Year 10                                                                   $_____



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the fund typically share one or more of the following attributes:



     -    a positive change in operating results is anticipated,



     -    unrecognized or undervalued capabilities are present, or



     - the quality of management indicates that these factors will be converted to shareholder value.


Stocks will be considered for sale from the fund when:


     -    target prices are achieved,



     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or



     -    more attractive value in a comparable company is available.



The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly


THE HARTFORD MUTUAL FUNDS                                                     40

THE HARTFORD GLOBAL TECHNOLOGY FUND

diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2001   -22.36%
2002   -38.13%
2003    60.33%
2004     0.82%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD GLOBAL TECHNOLOGY FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                          LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 5/1/00)
                                                                      ------   -------   --------------
Class Y Return Before Taxes                                           _____%   ______%      _____%
Class Y Return After Taxes on Distributions                           _____%   ______%      _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares   _____%   ______%      _____%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)     _____%   ______%      _____%(1)
Goldman Sachs Technology Composite Index (reflects no deduction
   for fees, expenses or taxes)                                       _____%   ______%      _____%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1)  Return is from 4/30/2000 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS Y
                                                          -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                              None
   Maximum deferred sales charge (load)                     None
   Exchange fees                                            None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         _____%
   Distribution and service (12b-1) fees                    None
   Other expenses                                          _____%
   Total annual operating expenses(1)                      _____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $_____
Year 3                                   $_____
Year 5                                   $_____
Year 10                                  $_____



THE HARTFORD MUTUAL FUNDS                                                     42

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated cash earnings flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD GROWTH FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    18.56%
1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.46%
2003    33.22%
2004    12.40%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                       1 YEAR   5 YEARS   10 YEARS
                                                       ------   -------   --------
Class Y Return Before Taxes(1)                         _____%   ______%    _____%
Class Y Return After Taxes on Distributions(1)         _____%   ______%    _____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                   _____%   ______%    _____%
Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                            _____%   ______%    _____%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                     44

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     46

THE HARTFORD GROWTH OPPORTUNITIES FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    17.18%
1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.21%
2003    44.44%
2004    16.83%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                1 YEAR   5 YEARS   10 YEARS
                                                                                ------   -------   --------
Class Y Return Before Taxes(1)                                                   ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)                                   ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)           ____%    ____%      ____%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GROWTH OPPORTUNITIES FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     48

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD HIGH YIELD FUND

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1999    3.98%
2000    1.04%
2001    3.27%
2002   -7.51%
2003   24.86%
2004    7.55%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                     50

THE HARTFORD HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                           LIFE OF FUND
                                                                      1 YEAR   5 YEARS   (SINCE 9/30/98)
                                                                      ------   -------   ---------------
Class Y Return Before Taxes                                           _____%    _____%        _____%
Class Y Return After Taxes on Distributions                           _____%    _____%        _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares   _____%    _____%        _____%
Lehman Brothers High Yield Corporate Index (reflects no deduction
   for fees, expenses or taxes)                                       _____%    _____%        _____%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(3)                                               ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)(2)(3)                         ____%



(1) HIFSCO has voluntarily agreed through October 31, 2006 to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.80.


(2)  Expense information in the table has been restated to reflect current fees.


(3) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund, is 0.69%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 60% of its total assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 40% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "A3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.


Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.


The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.


THE HARTFORD MUTUAL FUNDS                                                     52

THE HARTFORD INCOME FUND

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.





PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD INCOME FUND


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2004   5.32%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                  LIFE OF FUND
                                                                       1 YEAR   (SINCE 11/28/2003)
                                                                       ------   ------------------
Class Y Return Before Taxes                                             ____%        ____%
Class Y Return After Taxes on Distributions                             ____%        ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares     ____%        ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for
   fees, expenses or taxes)                                             ____%        ____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 11/30/03 - 12/31/05.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          CLASS Y
                                                          -------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
   Price                                                   None
Maximum deferred sales charge (load)                       None
Exchange fees                                              None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
   Management fees                                         ____%
Distribution and service (12b-1) fees                      None
Other expenses                                             ____%
Total annual operating expenses(1)                         ____%



THE HARTFORD MUTUAL FUNDS                                                     54

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy but that are not currently available in the market. Such derivatives may include (but are not limited to) swaps where the fund receives inflation-linked payments.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select issues by assessing such factors as security structure, break even inflation rates, a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can


THE HARTFORD MUTUAL FUNDS                                                     56

THE HARTFORD INFLATION PLUS FUND

decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.





PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-



THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD INFLATION PLUS FUND


based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2004   7.45%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                                  LIFE OF FUND
                                                                                      1 YEAR   (SINCE 11/28/2003)
                                                                                      ------   ------------------
Class Y Return Before Taxes                                                            ____%        ____%
Class Y Return After Taxes on Distributions                                            ____%        ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares                    ____%        ____%
Lehman Brothers U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)    ____%        ____%(1)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


(1)  Return is from 11/30/03 - 12/31/05.



THE HARTFORD MUTUAL FUNDS                                                     58

THE HARTFORD INFLATION PLUS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on growth companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     60

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -18.46%
2003    49.73%
2004    23.81%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                         LIFE OF FUND
                                              1 YEAR   (SINCE 4/30/01)
                                              ------   ---------------
Class Y Return Before Taxes                   _____%       _____%
Class Y Return After Taxes on Distributions   _____%       _____%
Class Y Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%       _____%
MSCI EAFE Index (reflects no deduction for
   fees, expenses or taxes)                   _____%       _____%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  _____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                   _____%
   Total annual operating expenses(1)                               _____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $_____
Year 3                                   $_____
Year 5                                   $_____
Year 10                                  $_____



THE HARTFORD MUTUAL FUNDS                                                     62

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND


INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $___ million and $____ billion.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997     1.31%
1998    13.11%
1999    39.63%
2000   -15.19%
2001   -18.32%
2002   -19.92%
2003    32.06%
2004    17.90%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                                   LIFE OF
                                                                                                    FUND
                                                                                                   (SINCE
                                                                                1 YEAR   5 YEARS   7/22/96)
                                                                                ------   -------   --------
Class Y Return Before Taxes                                                     _____%    _____%   _____%
Class Y Return After Taxes on Distributions                                     _____%    _____%   _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares             _____%    _____%   _____%
MSCI AC World ex US Index (reflects no deduction for fees, expenses or taxes)   _____%    _____%   _____%(1)


INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     64

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
                                                                -------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price    None
Maximum deferred sales charge (load)                             None
Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees                                                  ____%
Distribution and service (12b-1) fees                            None
Other expenses                                                   ____%
Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. Under normal circumstances, the fund diversifies its investments among at least three countries. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.



The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:


     -    a well-articulated business plan,



     -    experienced management,



     -    a sustainable competitive advantage, and



     -    strong financial characteristics.


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.


The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there



THE HARTFORD MUTUAL FUNDS                                                     66

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -3.91%
2003   55.23%
2004   16.58%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                LIFE OF FUND
                                                                      1 YEAR  (SINCE 4/30/01)
                                                                      ------  ---------------
Class Y Return Before Taxes                                           _____%       _____%
Class Y Return After Taxes on Distributions                           _____%       _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares   _____%       _____%
S&P/Citigroup Extended Market Euro-Pacific Index (reflects no
   deduction for fees, expenses or taxes)                             _____%       _____%



INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. As of December 31, 2005, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $___ million and $___ billion. You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                  CLASS Y
                                                                  -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price(load)    None
   Maximum deferred sales charge (load)                            None
   Exchange fees                                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                 ____%
   Distribution and service (12b-1) fees                           None
   Other expenses                                                  ____%
   Total annual operating expenses(1)                              ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     68

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2005, this range was between approximately $____ million and $____ billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a bottom-up investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUND                                                      69

THE HARTFORD MIDCAP FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1998    23.62%
1999    50.87%
2000    25.43%
2001    -4.17%
2002   -14.56%
2003    36.59%
2004    16.54%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                   LIFE OF FUND
                                              1 YEAR   5 YEARS   (SINCE 12/31/97)
                                              ------   -------   ----------------
Class Y Return Before Taxes                   _____%    _____%        _____%
Class Y Return After Taxes on Distributions   _____%    _____%        _____%
Class Y Return After Taxes on Distributions
   and Sale of Fund Shares                    _____%    _____%        _____%
S&P MidCap 400 Index (reflects no deduction
   for fees, expenses or taxes)               _____%    _____%        _____%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses                                  ____%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and


THE HARTFORD MUTUAL FUND                                                      70

THE HARTFORD MIDCAP FUND

distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUND                                                      71

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2005, this range was between approximately $____ million and $____ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,



     -    a strong management team, and



     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     72

THE HARTFORD MIDCAP VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -13.05%
2003    43.19%
2004    16.08%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                          LIFE OF FUND
                                                                               1 YEAR   (SINCE 4/30/01)
                                                                               ------   ---------------
Class Y Return Before Taxes                                                    _____%        _____%
Class Y Return After Taxes on Distributions                                    _____%        _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares            _____%        _____%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)   _____%        _____%



INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price (load)     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  _____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                   _____%
   Total annual operating expenses(1)                               _____%



THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD MIDCAP VALUE FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     74

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD MONEY MARKET FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997   5.23%
1998   5.16%
1999   4.80%
2000   6.00%
2001   3.76%
2002   1.60%
2003   0.69%
2004   0.88%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                                      LIFE OF FUND
                                                                                  1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                                                  ------   -------   ---------------
Class Y                                                                            ____%    ____%        ____%
60-Day Treasury Bill Index (reflects no deductions for fees, expenses or taxes)    ____%    ____%        ____%(1)


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the most recent current and effective yield information.


(1)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  _____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                   _____%
   Total annual operating expenses(1)                               _____%



THE HARTFORD MUTUAL FUNDS                                                     76

THE HARTFORD MONEY MARKET FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.55%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD SELECT MIDCAP GROWTH FUND



INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management, LLC. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Chartwell Investment Partners, L.P.'s ("Chartwell") mid-cap strategy focuses on finding companies that demonstrate strong increases in earnings per share. The portfolio managers and analysts search for three key elements in each targeted investment: consistent, long-term growth, regardless of economic growth, sound economic foundation and proven management expertise. In addition, the investment team concentrates on identifying a stable operating environment as perceived through superior business practices, predictable regulatory environments and conservative accounting practices.



Goldman Sachs Asset Management, L.P. ("GSAM") employs a bottom-up investment process that seeks to identify high quality growth companies whose stock price will appreciate as a result of the above average growth in the underlying business. GSAM invests as if it were acquiring the business, rather than investing in the stock. Therefore, analysts spend considerable time evaluating the drivers of long-term growth and profitability for each company.



Northern Capital Management, LLC's ("Northern Capital") mid-cap growth process focuses on bottom-up fundamental research to identify and select growth companies that have significant return potential. The securities in the portfolio can be commonly characterized as growth companies that are market leaders with strong competitive positions.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



THE HARTFORD MUTUAL FUNDS                                                     78

THE HARTFORD SELECT MIDCAP GROWTH FUND



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURN FOR CALENDAR YEAR 2005


                              (PERFORMANCE GRAPH)

2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDING 12/31/2005



                                                                                  1 YEAR
                                                                                  ------
Class Y Return Before Taxes                                                        ____%
Class Y Return After Taxes on Distributions                                        ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares                ____%
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)    ____%



INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.



THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD SELECT MIDCAP GROWTH FUND



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price     None
   Maximum deferred sales charge (load)                              None
   Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   ____%
   Distribution and service (12b-1) fees                             None
   Other expenses                                                    ____%
   Total annual operating expenses(1)                                ____%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     80

THE HARTFORD SELECT MIDCAP VALUE FUND



INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with a market capitalization no lower than the lowest market capitalization of companies in the Russell Midcap Index and no higher than three times the weighted average market capitalization of companies in the Russell Midcap Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management LLC. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.



Artisan Partners Limited Partnership's ("Artisan") mid-cap value strategy invests in a diversified portfolio of mid-cap value companies that Artisan believes are undervalued, in solid financial condition and provide a controlled level of risk. Artisan uses its own research process to analyze potential investments for the portfolio. The focus is on individual companies, rather than on trends in the economy or securities markets. The strategy often finds investment opportunities in companies that have one or more of the following characteristics: turnarounds, companies in transition, companies with hidden assets and companies whose earnings have fallen short of expectations.



Cramer Rosenthal McGlynn, LLC ("CRM") views investment prospects on a long-term basis, believing that successful investing is a result of recognizing change that is material to the operations of a company, often coinciding with misunderstanding and confusion that can result in the securities of a business becoming undervalued relative to its future prospects and peers. CRM's objective is to identify this dynamic change at an early stage, conduct an appraisal of the business, and assess the market's perceptions. CRM uses a bottom-up strategy, conducting comprehensive due diligence that looks for companies that are analyzable and corporate management that is accessible.



Sterling Capital Management LLC's ("Sterling") approach to mid-cap equity management is fundamental, bottom-up and value oriented. Its strategy is to identify stocks of quality companies selling at large discounts to the underlying value of the business. Sterling refers to its philosophy as an "owner's approach" to investing, asking the same questions that a potential owner would ask if they were to enter into a private purchase transaction, examining all factors relevant to the worth of the ongoing business using traditional fundamental security analysis. Like the owner, Sterling focuses on balance sheet quality, normalized earnings power, industry stability and management talent, among other factors.



MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



THE HARTFORD MUTUAL FUNDS                                                     81

THE HARTFORD SELECT MIDCAP VALUE FUND



The sub-advisers' investment strategies will significantly influence the fund's performance. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of
      offering price                                      None
   Maximum deferred sales charge (load)                   None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                     ____%
   Distribution and service (12b-1) fees                  None
   Other expenses                                         ____%
   Total annual operating expenses(1)                     ____%



(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     82

THE HARTFORD SELECT SMALLCAP GROWTH FUND



INVESTMENT GOAL. The Hartford Select SmallCap Growth Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-advisers believe have superior growth potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small-capitalization companies. The fund defines small-capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, the market capitalization of companies included in these indices ranged from approximately $___ million to $___ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. HIFSCO serves as the investment manager to the fund and is responsible for the oversight of the fund's investment sub-advisers. HIFSCO has selected two asset managers for the day-to-day portfolio management of the fund: Jennison Associates LLC and Oberweis Asset Management, Inc. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



Jennison Associates LLC ("Jennison") believes that active management through original bottom-up fundamental research can add significant value in uncovering inefficiencies that exist in the small cap asset class. This product's style is best described as growth at a reasonable price. The investment team focuses its research efforts on those companies within the universe that they believe are most likely to generate attractive absolute and relative revenue and earnings growth while remaining reasonably valued relative to expectations. Original, fundamental bottom-up company research is the basis of the investment process, and the team primarily relies on its own analysis of companies and industry dynamics to make decisions. The team focuses on business evaluation to identify companies with a strong competitive position, quality management team, demonstrated growth in sales and earnings, balance sheet flexibility and strength and/or strong earnings growth prospects. Its underlying investment philosophy is to buy businesses rather than just stocks. If the team's initial criteria are met and company meetings further satisfy the team's requirements, detailed financial analysis is then performed. This analysis includes internal earnings estimates and earnings/cash flow projections. The final decision is based on the team's assessment of the appreciation potential of a security relative to its target. This potential is evaluated in the context of short and long-term catalysts for the stock as well as the risk attributes of a particular investment.



In managing its portion of the fund's assets, Oberweis Asset Management, Inc. ("Oberweis") seeks to invest in those companies it considers to have above-average long-term growth potential based on its analysis of eight factors. Oberweis considers or reviews the following factors and information as guidelines to identify such companies: (1) extraordinarily rapid growth in revenue; (2) extraordinarily rapid growth in pre-tax income; (3) a reasonable price/earnings ratio in relation to the company's underlying growth rate; (4) products or services that offer the opportunity for substantial future growth;
(5) favorable recent trends in revenue and earnings growth, ideally showing acceleration; (6) a reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins; (7) the company's financial statements, particularly footnotes, to identify unusual items which may indicate future problems; and (8) high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Each sub-adviser's investment strategy will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a



THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD SELECT SMALLCAP GROWTH FUND



company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of
      offering price                                      None
   Maximum deferred sales charge (load)                   None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
      Management fees                                      ___%
   Distribution and service (12b-1) fees                  None
   Other expenses(1)                                       ___%
   Total annual operating expenses(2)                      ___%



(1)  Estimated for the current fiscal year.



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $___
Year 3                                    $___



THE HARTFORD MUTUAL FUNDS                                                     84

THE HARTFORD SHORT DURATION FUND



INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by normally investing only in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.

In addition to U.S. dollar denominated corporate issues, the fund may also invest in commercial mortgage-backed securities, asset-backed securities, mortgage-related securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Cash securities in which the fund may invest include commercial paper and repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.





THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD SHORT DURATION FUND



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR


                               (PERFORMANCE GRAPH)

2004   1.67%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                  LIFE OF FUND
                                                                      1 YEAR   (SINCE 11/28/2003)
                                                                      ------   ------------------
Class Y Return Before Taxes                                            ____%        ____%
Class Y Return After Taxes on Distributions                            ____%        ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares    ____%        ____%
Lehman Brothers 1-5 Year U.S. Government/Credit Index (reflects no
   deduction for fees, expenses or taxes)                              ____%        ____%(1)


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.


(1)  Return is from 11/30/03 - 12/31/05.



THE HARTFORD MUTUAL FUNDS                                                     86

THE HARTFORD SHORT DURATION FUND


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $____ million and $____ billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement


THE HARTFORD MUTUAL FUNDS                                                     88

THE HARTFORD SMALL COMPANY FUND

period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    19.69%
1998    11.05%
1999    66.37%
2000   -12.64%
2001   -15.39%
2002   -30.27%
2003    56.18%
2004    11.90%
2005


During the periods shown in the bar chart, the highest quarterly return was ______% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                        LIFE OF FUND
                                                   1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                   ------   -------   ---------------
Class Y Return Before Taxes                         ____%    ____%        ____%
Class Y Return After Taxes on Distributions         ____%    ____%        ____%
Class Y Return After Taxes on Distributions
   and Sale of Fund Shares                          ____%    ____%        ____%
Russell 2000 Growth Index (reflects no deduction
   for fees, expenses or taxes)                     ____%    ____%        ____%(1)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD SMALL COMPANY FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price          None
   Maximum deferred sales charge (load)                                   None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        ____%
   Distribution and service (12b-1) fees                                  None
   Other expenses                                                         ____%
   Total annual operating expenses(1)                                     ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     90

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $____ million and $____ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom-up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of


THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD SMALLCAP GROWTH FUND

shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               PERFORMANCE GRAPH

1996     6.93%
1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -28.86%
2003    49.94%
2004    15.67%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                 1 YEAR   5 YEARS   10 YEARS
                                                 ------   -------   --------
Class Y Return Before Taxes(1)                    ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)    ____%    ____%      ____%
Class Y Return After Taxes on Distributions
   and Sale of Fund Shares(1)                     ____%    ____%      ____%
Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)         ____%    ____%      ____%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     92

THE HARTFORD SMALLCAP GROWTH FUND

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.10%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.



In general, the fund selects to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.



The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.


THE HARTFORD MUTUAL FUNDS                                                     94

THE HARTFORD STOCK FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997    32.33%
1998    31.80%
1999    22.91%
2000    -4.64%
2001   -13.31%
2002   -24.04%
2003    26.03%
2004     3.78%
2005


During the periods shown in the bar chart, the highest quarterly return was _____% (_____ quarter, _____) and the lowest quarterly return was _____% (_____ quarter, _____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                          ------   -------   ---------------
Class Y Return Before Taxes                                ____%    ____%        ____%
Class Y Return After Taxes on Distributions                ____%    ____%        ____%
Class Y Return After Taxes on Distributions and Sale of
   Fund Shares                                             ____%    ____%        ____%
S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                               ____%    ____%        ____%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS Y
                                                                    -------
SHAREHOLDER FEES
    (fees paid directly from your investment)
    Maximum sales charge (load) as a percentage of offering price    None
    Maximum deferred sales charge (load)                             None
    Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from the fund's assets)
    Management fees(1)                                               ____%
    Distribution and service (12b-1) fees                            None
    Other expenses                                                   ____%
    Total annual operating expenses(1)                               ____%



THE HARTFORD MUTUAL FUNDS                                                     95

THE HARTFORD STOCK FUND


(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund is 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     96

THE HARTFORD TAX-FREE CALIFORNIA FUND

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.


The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a


THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD TAX-FREE CALIFORNIA FUND

broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2003   3.80%
2004   6.14%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                          LIFE OF FUND
                                              1 YEAR   (SINCE 10/31/2002)
                                              ------   ------------------
Class A Return Before Taxes                    ____%          ____%
Class A Return After Taxes on Distributions    ____%          ____%
Class A Return After Taxes on Distributions
   and Sale of Fund Shares                     ____%          ____%
Lehman Brothers California Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                          ____%          ____%



THE HARTFORD MUTUAL FUNDS                                                     98

THE HARTFORD TAX-FREE CALIFORNIA FUND

INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                ____%
   Total annual operating expenses                                  ____%


(1)  Estimated. Class Y shares of the fund are not currently available.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the


THE HARTFORD MUTUAL FUNDS                                                    100

THE HARTFORD TAX-FREE MINNESOTA FUND

table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    2.99%
1997    7.76%
1998    5.76%
1999   -2.57%
2000   10.54%
2001    3.69%
2002    8.54%
2003    5.15%
2004    4.50%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                         1 YEAR   5 YEARS   10 YEARS
                                                                         ------   -------   --------
Class Y Return Before Taxes(1)                                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)    ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no                         ____%    ____%      ____%
   deduction for fees, expenses or taxes)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    101

THE HARTFORD TAX-FREE MINNESOTA FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses                                  ____%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    102

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may


THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD TAX-FREE NATIONAL FUND

exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    3.17%
1997    8.73%
1998    5.23%
1999   -3.66%
2000    9.96%
2001    3.11%
2002   10.15%
2003    5.12%
2004    5.37%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                         1 YEAR   5 YEARS   10 YEARS
                                                                         ------   -------   --------
Class Y Return Before Taxes(1)                                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions(1)                            ____%    ____%      ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)    ____%    ____%      ____%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
   expenses or taxes)                                                     ____%    ____%      ____%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    104

THE HARTFORD TAX-FREE NATIONAL FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses                                  ____%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    105

THE HARTFORD TAX-FREE NEW YORK FUND

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.


The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.


THE HARTFORD MUTUAL FUNDS                                                    106

THE HARTFORD TAX-FREE NEW YORK FUND

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY CALENDAR YEAR

                              (PERFORMANCE GRAPH)

2003   6.03%
2004   4.86%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD TAX-FREE NEW YORK FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                     LIFE OF FUND
                                                         1 YEAR   (SINCE 10/31/2002)
                                                         ------   ------------------
Class A Return Before Taxes                               ____%          ____%
Class A Return After Taxes on Distributions               ____%          ____%
Class A Return After Taxes on Distributions and
Sale of Fund Shares                                       ____%          ____%
Lehman Brothers New York Municipal Bond Index
   (reflects no deduction for fees, expenses or taxes)    ____%          ____%


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses(1)                                                ____%
   Total annual operating expenses                                  ____%


(1)  Estimated. Class Y shares of the fund are not currently available.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    108

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce


THE HARTFORD MUTUAL FUNDS                                                    109

THE HARTFORD TOTAL RETURN BOND FUND

compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

1997   11.30%
1998    7.98%
1999   -2.31%
2000   11.83%
2001    8.20%
2002    9.92%
2003    7.61%
2004    4.39%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, _____).



THE HARTFORD MUTUAL FUNDS                                                    110

THE HARTFORD TOTAL RETURN BOND FUND


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                            LIFE OF FUND
                                                       1 YEAR   5 YEARS   (SINCE 7/22/96)
                                                       ------   -------   ---------------
Class Y Return Before Taxes                             ____%    ____%        ____%
Class Y Return After Taxes on Distributions             ____%    ____%        ____%
Class Y Return After Taxes on Distributions and Sale
   of Fund Shares                                       ____%    ____%        ____%
Lehman Brothers U.S. Aggregate Bond Index (reflects
   no deduction for fees, expenses or taxes)            ____%    ____%        ____%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1)  Return is from 7/31/1996 -- 12/31/2005.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   ____%
   Total annual operating expenses(1)                               ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.


THE HARTFORD MUTUAL FUNDS                                                    112

THE HARTFORD U.S. GOVERNMENT SECURITIES FUNDS

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    3.36%
1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   11.38%
2003    1.32%
2004    3.62%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                                            1 year   5 years   10 years
                                                                                            ------   -------   --------
Class Y Return Before Taxes(1)                                                               ____%     ____%     ____%
Class Y Return After Taxes on Distributions(1)                                               ____%     ____%     ____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)                       ____%     ____%     ____%
Lehman Brothers U.S. Government Index (reflects no deduction for fees, expenses or taxes)    ____%     ____%     ____%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   Class Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                    ____%
   Total annual operating expenses(1)                                ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    114

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD VALUE FUND

CLASS Y TOTAL RETURNS BY CALENDAR YEAR

                               (PERFORMANCE GRAPH)

2002   -22.80%
2003    27.88%
2004    10.10%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                             LIFE OF FUND
                                                  1 YEAR   (SINCE 4/30/01)
                                                  ------   ---------------
Class Y Return Before Taxes                       _____%        _____%
Class Y Return After Taxes on Distributions       _____%        _____%
Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                            _____%        _____%
Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                   _____%        _____%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS Y
                                                 -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of
      offering price (load)                       None
   Maximum deferred sales charge (load)           None
   Exchange fees                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's
      assets)
   Management fees                                ____%
   Distribution and service (12b-1) fees          None
   Other expenses                                 ____%
   Total annual operating expenses(1)             ____%


(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


THE HARTFORD MUTUAL FUNDS                                                    116

THE HARTFORD VALUE FUND

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,



     -    a strong management team, and



     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes


THE HARTFORD MUTUAL FUNDS                                                    118

THE HARTFORD VALUE OPPORTUNITIES FUND

the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS BY CALENDAR YEAR(1)


                               (PERFORMANCE GRAPH)

1996    19.88%
1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.18%
2003    41.06%
2004    18.16%
2005


During the periods shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005



                                                                               1 YEAR   5 YEARS   10 YEARS
                                                                               ------   -------   --------
Class Y Return Before Taxes(1)                                                 _____%    _____%    _____%
Class Y Return After Taxes on Distributions(1)                                 _____%    _____%    _____%
Class Y Return After Taxes on Distributions and Sale of Fund Shares(1)         _____%    _____%    _____%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)   _____%    _____%    _____%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.




YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS Y
                                                                   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering price    None
   Maximum deferred sales charge (load)                             None
   Exchange fees                                                    None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   ____%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                    ____%
   Total annual operating expenses(1)                                ____%



THE HARTFORD MUTUAL FUNDS                                                    119

THE HARTFORD VALUE OPPORTUNITIES FUND

(1) HIFSCO has voluntarily agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.25%. This policy may be discontinued at any time.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                   $____
Year 3                                   $____
Year 5                                   $____
Year 10                                  $____



THE HARTFORD MUTUAL FUNDS                                                    120

THE HARTFORD RETIREMENT INCOME FUND



INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



THE HARTFORD MUTUAL FUNDS                                                    121

THE HARTFORD RETIREMENT INCOME FUND



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



THE HARTFORD MUTUAL FUNDS                                                    122

THE HARTFORD RETIREMENT INCOME FUND



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a



THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD RETIREMENT INCOME FUND



percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                      None
   Maximum deferred sales charge (load) (as a
      percentage of purchase                              None
   price or redemption proceeds, whichever is less)
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.20%
   Distribution and service (12b-1) fees                  None
   Other expenses (1)                                     0.08%
   Underlying Fund fees and expenses (1)                  0.78%
   Total annual operating expenses (2)                    1.06%



(1)  Estimated.



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.95%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $108
Year 3                                    $337



THE HARTFORD MUTUAL FUNDS                                                    124

THE HARTFORD TARGET RETIREMENT 2010 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund



THE HARTFORD MUTUAL FUNDS                                                    125

THE HARTFORD TARGET RETIREMENT 2010 FUND



The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



THE HARTFORD MUTUAL FUNDS                                                    126

THE HARTFORD TARGET RETIREMENT 2010 FUND



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another



THE HARTFORD MUTUAL FUNDS                                                    127

THE HARTFORD TARGET RETIREMENT 2010 FUND



asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                    None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        0.20%
   Distribution and service (12b-1) fees                                  None
   Other expenses (1)                                                     0.08%
   Underlying Fund fees and expenses (1)                                  0.83%
   Total annual operating expenses (2)                                    1.11%



(1)  Estimated.



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $113
Year 3                                    $353



THE HARTFORD MUTUAL FUNDS                                                    128

THE HARTFORD TARGET RETIREMENT 2020 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund



THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD TARGET RETIREMENT 2020 FUND



The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



THE HARTFORD MUTUAL FUNDS                                                    130

THE HARTFORD TARGET RETIREMENT 2020 FUND



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



THE HARTFORD MUTUAL FUNDS                                                    131

THE HARTFORD TARGET RETIREMENT 2020 FUND



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                                         CLASS Y
                                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                    None
   Exchange fees                                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                        0.20%
   Distribution and service (12b-1) fees                                  None
   Other expenses (1)                                                     0.08%
   Underlying Fund fees and expenses (1)                                  0.88%
   Total annual operating expenses (2)                                    1.16%



(1)  Estimated.



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.05%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $118
Year 3                                    $368



THE HARTFORD MUTUAL FUNDS                                                    132

THE HARTFORD TARGET RETIREMENT 2030 FUND



INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.



PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- through the implementation of a strategic asset allocation strategy. In making investment decisions for the fund, Hartford Investment Management will consider, among other factors, internally generated research, as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the fund's asset allocations among the Underlying Funds.



In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:



     - allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research, as well as research and recommendations of Ibbotson.



     - at the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.



     - over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.



     - regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.



The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".



The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.



UNDERLYING FUNDS



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund



THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD TARGET RETIREMENT 2030 FUND


The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The following table shows the Underlying Funds in which the fund initially intends to invest. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.



UNDERLYING FUNDS AS OF DECEMBER 31, 2005



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund



The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.



THE HARTFORD MUTUAL FUNDS                                                    134

THE HARTFORD TARGET RETIREMENT 2030 FUND



MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.



The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.



The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.



As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.



Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.



In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive



THE HARTFORD MUTUAL FUNDS                                                    135

THE HARTFORD TARGET RETIREMENT 2030 FUND



to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.



YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                         CLASS Y
                                                         -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                   None
   Maximum deferred sales charge (load)
      (as a percentage of purchase price or
      redemption proceeds, whichever is less)             None
   Exchange fees                                          None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                        0.20%
   Distribution and service (12b-1) fees                  None
   Other expenses (1)                                     0.10%
   Underlying Fund fees and expenses (1)                  0.92%
   Total annual operating expenses (2)                    1.22%



(1)  Estimated.



(2) HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)   CLASS Y
-------------------------------------   -------
Year 1                                    $124
Year 3                                    $387



THE HARTFORD MUTUAL FUNDS                                                    136

INVESTMENT STRATEGIES AND INVESTMENT MATTERS


INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.



With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.



The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund, which may invest in high-quality money market securities at any time) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying



THE HARTFORD MUTUAL FUNDS                                                    137

INVESTMENT STRATEGIES AND INVESTMENT MATTERS



Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.



The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund and International Small Company Fund only.


FOREIGN INVESTMENTS


Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. In addition to the securities of foreign issuers and non-dollar securities, the Floating Rate Fund may also invest in the loans of foreign borrowers and non-dollar loans as part of its principal investment strategy. The Money Market Fund and Short Duration Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.



Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.



Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.



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The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds (through certain Underlying Funds) may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


OTHER INVESTMENT COMPANIES (EACH FUND, EXCEPT THE FUNDS OF FUNDS)



Each fund, except the funds of funds, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common


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     stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Appreciation II Fund, Focus Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, Select MidCap Growth Fund, Select SmallCap Growth Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund may have relatively high portfolio turnover. [TO BE UPDATED.] The other funds (except the funds of funds?) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.



Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.



Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a



THE HARTFORD MUTUAL FUNDS                                                    140

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particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS

With respect to the four funds of funds contained in this Prospectus, Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.


THE HARTFORD MUTUAL FUNDS                                                    141

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IMPLEMENTATION OF PRINCIPAL INVESTMENT STRATEGIES FOR THE HARTFORD SELECT MIDCAP SELECT GROWTH FUND AND THE HARTFORD SELECT MIDCAP VALUE FUND

THE HARTFORD SELECT MIDCAP GROWTH FUND

Chartwell

In implementing a mid-cap strategy for the Select MidCap Growth Fund, the Chartwell team of managers and analysts rely on both proprietary and non-proprietary sources of information for the investment decisions, including direct company contacts, unbiased primary information sources, such as suppliers and customers, as well as Wall Street research for basic company and industry information. Individual securities are evaluated using conservative valuation parameters, measured against their historical levels and relative to a peer universe. Among the valuation metrics utilized are price to earnings, earnings growth rates, ratio of price to earnings to growth, price to cash flow, return on equity, return on assets, return on investments, as well as quarterly earnings expectations and results.

In constructing portfolios of sound investments, Chartwell utilizes a continuous process of fundamental research, evaluation, portfolio construction and monitoring. The investment universe comprises 800 securities ranging in market capitalization between $1.5 billion and $10 billion with a median of approximately $3 billion. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth. The portfolio typically comprises 50-60 names. Chartwell's mid-cap growth investment style lies between growth at a reasonable price and momentum investing.

GSAM

In implementing a bottom-up investment process that seeks to identify high quality growth companies, the GSAM investment team conducts fundamental analysis of industry and company financials to determine the real worth of the business. In an effort to buy businesses poised for long-term growth, the research team focuses on companies with strong business franchises, favorable long-term prospects and exceptional management. In addition, analysts evaluate the strategic long-term growth capabilities of a business rather than short-term factors. The end result is a portfolio of high quality growth companies with relatively low turnover. The investment process begins with a universe of companies with market capitalizations ranging from $500 million to $13 billion. Investment ideas originate from internal investment group meetings, periodicals or through discussions with other companies under coverage. Companies are evaluated based on numerous investment criteria, namely dominant market shares, established brand names, pricing power, recurring revenue streams, free cash flow, high returns on invested capital, predictable and sustainable growth, long product life cycles, enduring competitive advantage, favorable demographics and excellent management. If the company meets the investment criteria, analysts create a financial model based on the balance sheet, income and cash flow statements and also calculate the company's total enterprise value. Analysts will also meet with management, competitors, customers and suppliers to assess the company's long-term fundamentals, business plan and current and future challenges. The portfolio ultimately consists of approximately 60-80 securities with a median market capitalization of $3 billion to $4 billion. Analysts concentrate on growth companies whose intrinsic business value is attractive relative to its stock price and is expected to increase over time. The expectation is that investing in a growth company at a discount provides a margin of safety and a potential for incremental return to the portfolio as the gap between the stock price and intrinsic value contracts. This is also a key component of GSAM's ability to manage risk over the long term. As it relates to risk management, GSAM employs a number of policies and procedures in portfolio construction, which include monitoring of sector, industry and stock exposures, and utilizes a variety of portfolio construction analysis tools.

Northern Capital

In implementing a mid-cap growth strategy to identify and select growth companies, the Northern Capital investment team combines traditional fundamental research with competitive analysis to rank securities based on the level and sustainability of their earnings growth. The team then constructs the portfolio by purchasing securities where the market price does not fully reflect the company's underlying growth prospects. This disciplined process is intended to produce long-term results that exceed the returns of the overall market over a full market cycle. The mid-cap coverage universe initially comprises some 350 companies based on the following criteria: market capitalizations generally between $1 billion to $12 billion, historical earnings per share growth faster than the market, leaders within their respective industries and strong competitive position. Investment analysts construct proprietary earnings models and competitive advantage rankings based on information gathered from various company and industry sources. Analysts' growth assumptions and competitive advantage rankings are also used to develop terminal price/earnings models that reflect analysts'


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assumptions about the sustainability of each company's long-term earnings. The portfolio is constructed from 50-60 of the most attractive stocks based on expected returns and consistent with industry diversification constraints.

THE HARTFORD SELECT MIDCAP VALUE FUND

Artisan

After identifying companies that appear to present investment opportunities, Artisan does in-depth financial analysis, looking primarily for three attributes: undemanding valuation (securities selling at a value significantly below Artisan's estimate of the value of the business), favorable economics (cash-producing businesses that Artisan believes are capable of earning acceptable returns on capital over the company's business cycle) and financial strength (companies with an acceptable level of debt and positive cash flow). The research process involves several key steps, including an in-depth analysis of the financial statements, an examination of the company's competitive position within its industry, a thorough analysis and review of the company's resources, and a review of business economics and cash flows. Artisan invests primarily in stocks with market caps between $1.5 billion and $10 billion at the time of initial investment by Artisan, though as long as an investment continues to meet Artisan's other investment criteria, Artisan may choose to hold a stock even if the company grows beyond the $10 billion capitalization level or falls below the $1.5 billion capitalization level.

The Artisan portion of the portfolio is broadly diversified by sector and security. Exposure to a single industry reflects Artisan's perception of investment opportunities within the market but does not exceed 25% of the Artisan portion of the portfolio (at market value at time of purchase). Positions are limited to a maximum of 5% of net assets of the Artisan portion of the portfolio (at market value at time of purchase). Artisan tries to maintain a cash position of no more than 5% of net assets of the Artisan portion of the portfolio, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the cash position of the Artisan portion of the portfolio to be larger or smaller.

Artisan monitors each holding closely, evaluating new information relative to the original reasons for investing. Stocks generally are sold when Artisan thinks the stock is too expensive compared to its estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

CRM

CRM's mid-cap value strategy is bottom-up with an initial stock universe of 1,000-1,200 securities with market capitalization ranging from $1 billion - $10 billion, at purchase. Initial stock purchases represent 1-5% of the account depending on the liquidity of the individual security. The maximum position size may be allowed to appreciate to no more than 8% of the account. Although the firm's investment style is clearly bottom-up, CRM adheres to broad sector limits of 35% of the portfolio. A typical portfolio will hold 50-65 securities with an average annual turnover of 40-60%.

The investment process begins by the early identification of dynamic change that is material to the operations of a publicly traded company. CRM is attracted to companies, which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. In its experience, this change often creates confusion and misunderstanding which can lead to undervaluation by the market. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of manufacturing/distribution, regulatory change, etc. Once change is identified, CRM conducts an appraisal of the business by producing a financial model based principally upon projected cash flow (which normalizes the inconsistencies of GAAP reported earnings). This appraisal is evaluated in the context of what the market is willing to pay for comparable companies as publicly traded stocks and also what a strategic buyer would pay for the whole company. CRM also evaluates the degree of recognition of the business by investors by monitoring the number and opinions of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, CRM typically conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

Ideas are generated from a variety of sources including: qualitative; news services; event driven information; quantitative screens; price/neglect and metrics/valuation relationships; 'Connecting the Dots' research; companies within the same industry and companies in separate industries. CRM's ideas are generated internally with tremendous interaction between the group of 20 investment research professionals. The investment professionals regularly meet companies around the country and sponsor more than 300 company/ management meetings. Approximately, 90% of its research is internally sourced through a variety of means. With a research staff of 20, most of CRM's company research will be done in house as opposed to using outside sources. However, CRM does use outside sources to corroborate its conclusions and to see what expectations others may have for a company.


THE HARTFORD MUTUAL FUNDS                                                    143

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Sterling

Sterling's stock selection process begins with a universe of companies with market capitalization ranging from $1 billion to $10 billion. This universe includes over 1,500 companies and incorporates a full range of industries and sectors. Sterling uses both structured and non-structured screens to narrow this universe, resulting in list of 100-200 companies that are more closely analyzed as potential investments. With a focus on fundamentals, Sterling's equity investment team seeks businesses with strong cash flow, a competitive advantage, balance sheet strength and above average profitability. The team is also looking for quality management with characteristics of insider ownership, fair incentive compensation, and a long-term history of skilled capital allocation decisions. In establishing a company's intrinsic value, the firm utilizes multiple valuation tools. The primary valuation technique employed is a comprehensive discounted cash flow model. Buy and sell targets are based on Sterling's estimate of intrinsic value. The valuation generated is assessed using a market-based approach and compared versus private transactions among industry peers for reasonableness. Sterling maintains a proprietary database of mergers and acquisitions by industry and the corresponding metrics for each transaction.

Once each investment candidate is thoroughly researched and reviewed, Sterling constructs a "best ideas" portfolio consisting of 30-50 stocks. Portfolio risk is controlled based on multiple criteria within the portfolio, including a rigorously followed sell discipline. The equity team remains aware of and seeks to avoid significant sector concentration, with no more than a 15-percentage point overweight versus the benchmark.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.



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THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $_____ billion in assets as of December 31, 2005. At the same time, HIFSCO had over $____ billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. With respect to the funds of funds, Ibbotson serves as a consultant to HIFSCO in the selection of the Underlying Funds and the determination of each fund of funds' asset allocations among the Underlying Funds. Ibbotson, one of the premier firms in designing asset allocation-based investment strategies, is principally located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.



The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies.



While no enforcement actions have been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigation related to market timing and the SEC is likely to take some action at the conclusion of the on-going investigation of directed brokerage. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, the Company recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to The Hartford of these matters may exceed or be below the reserve amount, perhaps by a significant amount. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in


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this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $___ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management and its wholly-owned subsidiary had investment management authority over approximately $___ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



Chartwell Investment Partners, L.P. ("Chartwell") is an investment sub-adviser to the Select MidCap Growth Fund. Founded in 1997, Chartwell is a multi-product equity and fixed income investment adviser. As of December 31, 2005, Chartwell managed over $___ billion in assets for over 200 institutional, sub-advisory and private client relationships. Chartwell is principally located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.



Goldman Sachs Asset Management, L.P. ("GSAM") is an investment sub-adviser to the Select MidCap Growth Fund. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990, and is an affiliate of Goldman, Sachs & Co., as a part of its Investment Management Division. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Co., had assets under management of approximately $___ billion. GSAM is principally located at 32 Old Slip, New York, New York 10005.



Northern Capital Management, LLC ("Northern Capital") is an investment sub-adviser to the Select MidCap Growth Fund. Northern Capital is a professional investment management firm providing investment advisory services to institutional and individual investors. As of December 31, 2005, Northern Capital had investment management authority over $___ billion in assets. Northern Capital is principally located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.



Artisan Partners Limited Partnership ("Artisan") is an investment sub-adviser to the Select MidCap Value Fund. Artisan, a Delaware limited partnership, is a registered investment adviser providing investment management services to pension and profit sharing plans, trusts, endowments, foundations and charitable organizations and investment management and, in some cases, administrative services to investment companies. As of December 31, 2005, Artisan had investment management authority over approximately $___ billion in assets. Artisan is principally located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.



Cramer Rosenthal McGlynn, LLC ("CRM") is an investment sub-adviser to the Select MidCap Value Fund. CRM is an investment management company providing services to the institutional community representing corporate pensions, public funds, educational, community, religious and private endowments and foundations, as well as investment companies and individuals. As of December 31, 2005, Cramer Rosenthal McGlynn had approximately $___ billion in assets under management. CRM is principally located at 520 Madison Avenue, New York, NY, 10022.



THE HARTFORD MUTUAL FUNDS                                                    146

MANAGEMENT OF THE FUNDS



Sterling Capital Management LLC ("Sterling") is an investment sub-adviser to the Select MidCap Value Fund. Sterling, a North Carolina limited liability company, is an investment firm that provides investment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 2005, Sterling had investment authority over approximately $___ billion in assets. Sterling is principally located at 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.



Jennison Associates LLC ("Jennison") is an investment sub-adviser to the Select SmallCap Growth Fund. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately $___ billion in assets as of December 31, 2005. Jennison is located at 466 Lexington Avenue, New York, New York 10017.



Oberweis Asset Management, Inc. ("Oberweis") is an investment sub-adviser to the Select SmallCap Growth Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 and is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $___ billion in assets under management.



MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:


SELECT SMALLCAP GROWTH FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.05%
Next $500 million             1.00%
Amount Over $1 billion        0.95%



CAPITAL APPRECIATION II FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            1.00%
Next $250 million             0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%



FOCUS FUND(1), GLOBAL COMMUNICATIONS FUND(2), GLOBAL FINANCIAL SERVICES FUND(2), GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND SELECT MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.95%
Amount Over $1 billion        0.90%



(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90%.



(2) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55%. This management fee waiver may be discontinued at any time.



THE HARTFORD MUTUAL FUNDS                                                    147

MANAGEMENT OF THE FUNDS

INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.90%
Amount Over $1 billion        0.85%


GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            1.00%
Next $150 million             0.80%
Amount Over $250 million      0.70%



SELECT MIDCAP GROWTH FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.90%
Next $500 million             0.85%
Amount Over $1 billion        0.80%


GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.75%
Amount Over $1 billion        0.70%


TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.80%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(3), STOCK FUND(4) AND VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.80%
Next $500 million             0.70%
Amount Over $1 billion        0.65%



(3) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50%.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66%.



DIVIDEND AND GROWTH FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Amount Over $1 billion        0.60%



THE HARTFORD MUTUAL FUNDS                                                    148

MANAGEMENT OF THE FUNDS



HIGH YIELD FUND (5)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Next $4 billion               0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%



(5) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60%.


TAX-FREE MINNESOTA FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.72%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%



ADVISERS FUND (6)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million             0.69%
Next $500 million             0.625%
Amount Over $1 billion        0.575%



(6) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56%.



FLOATING RATE FUND (7)



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $4.5 billion             0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%



(7) HIFSCO has voluntarily agreed to waive its management fees until April 29, 2006. While such waiver is in effect, the management fee is 0.00%.


TOTAL RETURN BOND FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $500 million             0.55%
Next $4 billion               0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%


INCOME FUND AND INFLATION PLUS FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.60%
Next $4.5 billion             0.55%
Next $5 billion               0.53%
Amount Over $10 billion       0.52%



THE HARTFORD MUTUAL FUNDS                                                    149

MANAGEMENT OF THE FUNDS


SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%


MONEY MARKET FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.50%
Next $500 million             0.45%
Next $4 billion               0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%



RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.20%
Amount Over $500 million      0.15%


For each fund's fiscal year ended October 31, 2005, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                              10/31/2005
---------                                              ----------
The Hartford Advisers Fund                                 %*
The Hartford Capital Appreciation Fund                     %
The Hartford Disciplined Equity Fund                       %
The Hartford Dividend and Growth Fund                      %
The Hartford Equity Income Fund                            %
The Hartford Focus Fund                                    %
The Hartford Global Communications Fund                    %
The Hartford Global Financial Services Fund                %
The Hartford Global Health Fund                            %
The Hartford Global Leaders Fund                           %
The Hartford Global Technology Fund                        %
The Hartford Growth Fund                                   %
The Hartford Growth Opportunities Fund                     %
The Hartford High Yield Fund                               %
The Hartford Income Fund                                   %
The Hartford Inflation Plus Fund                           %
The Hartford International Capital Appreciation Fund       %
The Hartford International Opportunities Fund              %
The Hartford International Small Company Fund              %
The Hartford MidCap Fund                                   %
The Hartford MidCap Value Fund                             %
The Hartford Money Market Fund                             %
The Hartford Short Duration Fund                           %
The Hartford Small Company Fund                            %
The Hartford SmallCap Growth Fund                          %
The Hartford Stock Fund                                    %
The Hartford Tax-Free California Fund                      %
The Hartford Tax-Free Minnesota Fund                       %
The Hartford Tax-Free National Fund                        %
The Hartford Tax-Free New York Fund                        %
The Hartford Total Return Bond Fund                        %
The Hartford U.S. Government Securities Fund               %



THE HARTFORD MUTUAL FUNDS                                                    150

MANAGEMENT OF THE FUNDS



The Hartford Value Fund                                    %
The Hartford Value Opportunities Fund                      %






* Effective November 1, 2005, HIFSCO has reduced its management fee from 0.64% to 0.61%.



A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2005.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since May 2005. Mr. Pannell joined Wellington Management as an investment professional in 1974.



CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.



CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.



Value Opportunities



James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005).



David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).



THE HARTFORD MUTUAL FUNDS                                                    151

MANAGEMENT OF THE FUNDS



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).



David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Growth Opportunities



Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Special Situations



Frank D. Catrickes, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Global Equities



Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).



Capital Appreciation



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).



DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.



Mammen Chally, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since September, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.



FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.



John Connor, Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.



THE HARTFORD MUTUAL FUNDS                                                    152

MANAGEMENT OF THE FUNDS



FOCUS FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.



Archana Basi, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors. Prior to joining Wellington Management, Ms. Basi was an investment professional at T. Rowe Price (1998-2001).



David Nincic, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.



GLOBAL FINANCIAL SERVICES FUND This fund has been managed by a team of global industry analysts that specialize in the financial services industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the financial services industry are made collectively by the team.



Mark T. Lynch, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Lynch has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the banking sector.



Theodore E. Shasta, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1996. Mr. Shasta has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the insurance sector.



Jennifer L. Nettesheim, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Ms. Nettesheim has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the capital markets sector. Prior to joining Wellington Management, Ms. Nettesheim was an investment professional at Fidelity Investments (1997-2002).



Andrew R. Heiskell, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2002. Mr. Heiskell has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the consumer and mortgage finance sectors. Prior to joining Wellington Management, Mr. Heiskell was an investment professional at Merrill Lynch (1995-1999) and in graduate school at the University of Chicago Graduate School of Business (2001).



GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.



Joseph H. Schwartz, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.



THE HARTFORD MUTUAL FUNDS                                                    153

MANAGEMENT OF THE FUNDS



Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.



Kirk J. Mayer, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.



Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.



GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.



Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.



John F. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.



Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.



Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.



Anita M. Killian, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.



Vikram Murthy, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the integration and software analyst sectors. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company (1996-1999).



GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



THE HARTFORD MUTUAL FUNDS                                                    154

MANAGEMENT OF THE FUNDS



GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



HIGH YIELD FUND The fund is managed by Mark Niland and Nasri Toutoungi.






Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.



Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.



INCOME FUND The fund is managed by Edward Vaimberg and William H. Davison.



Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a Managing Director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October
31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



INFLATION PLUS FUND The fund is managed by Timothy Wilhide and William H.
Davison.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October
31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President and Co-Director of International Equity Management of Wellington Management, has served as portfolio manager of the fund since its inception in 1996. Mr. Skramstad joined Wellington Management as an investment professional in 1993.



Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since 2000 and for the firm for the past five years.



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MANAGEMENT OF THE FUNDS



INTERNATIONAL SMALL COMPANY FUND Edward L. Makin, Director and Equity Portfolio Manager of Wellington Management International Ltd (an affiliate of Wellington Management), has served as portfolio manager of the fund since its inception in 2001. Mr. Makin joined Wellington Management as an investment professional in 1994.



MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.



MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.


MONEY MARKET FUND The fund is managed by Robert Crusha, with Adam Tonkinson as assistant portfolio manager.

Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SELECT MIDCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Chartwell Investment Partners, L.P. The portion of the fund allocated to Chartwell is co-managed by Edward N. Antoian and Mark J. Cunneen.



Edward N. Antoian, Managing Partner and Senior Portfolio Manager at Chartwell, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Antoian joined Chartwell in 1997 and has been the co-portfolio manager for Chartwell's Small Cap Growth and Mid Cap Growth Products where he is responsible for securities analysis in the Consumer, Healthcare & Services sectors. From 1984 to 1997, he was a Senior Portfolio Manager at Delaware Investment Advisers, managing institutional assets in small and mid-cap growth styles as well as the Trend and DelCap Funds.



Mark J. Cunneen, Partner and Senior Portfolio Manager at Chartwell, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Cunneen joined Chartwell in 2003 as Partner and Senior Portfolio Manager for the Mid Cap Growth Product where he is responsible for securities analysis in the Consumer Sector. Prior to joining Chartwell, he was a Managing Partner and Portfolio Manager at Churchfield Capital, where he founded and managed long/short equity hedge funds from 2002 to 2003. From 2000 to 2002, Mr. Cunneen was employed by J & W Seligman as a Portfolio Manager and was head of the Small Cap Growth Product.



Mr. Antoian and Mr. Cunneen make investment decisions for the Select MidCap Growth Fund at both the individual and the team level.



Goldman Sachs Asset Management, L.P. The portion of the fund allocated to GSAM is co-managed by a team of investment professionals led by Chief Investment Officers Herbert E. Ehlers, David G. Shell, Steven M. Barry and Greg H. Ekizian.



Herbert E. Ehlers, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Ehlers joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Team in 1997. Mr. Ehlers is the lead manager of the Growth Team and has primary responsibility for investment research in financial services and media.



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David G. Shell, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Shell joined GSAM as a portfolio manager in 1997. Mr. Shell has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications.



Steven M. Barry, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Barry is responsible for the team's mid-cap growth strategy and has primary responsibility for investment research in industrials and multi-industry companies.



Gregory H. Ekizian, Managing Director and Chief Investment Officer at GSAM, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Ekizian has primary responsibility for investment research in household and personal care, beverages, publishing, pharmaceuticals, restaurants, consumer promotion and lodging.



Northern Capital Management, LLC The portion of the fund allocated to Northern is co-managed by Daniel T. Murphy and Brian A. Hellmer.



Daniel T. Murphy, President and Chief Investment Officer at Northern Capital, has served as a co-portfolio manager of the fund since its inception (2005). Mr. Murphy joined Northern Capital in 1995 and has been President and Chief Investment Officer at Northern Capital during the past ten years. He heads the investment management group, where he is responsible for all aspects of portfolio management. He is also Chairman of Northern Capital's Investment Committee, where he participates in the firm's investment strategy and portfolio management decisions, and is co-head of the firm's portfolio management team, where he is responsible for the firm's security valuation modeling. Mr. Murphy also conducts primary research and stock selection activities for various industry groups and manages the research efforts of three other analysts. Mr. Murphy has responsibility for the final decision on investment.



Brian A. Hellmer, Senior Vice President and Director of Research at Northern Capital, has served as a co-portfolio manager of the fund since its inception
(2005). Mr. Hellmer joined Northern Capital in 1996 and has been Director of Research at Northern Capital during the past nine years. He manages investment analysts and traders, and has portfolio management responsibility for client accounts. He is also a member of Northern Capital's Investment Committee, where he participates in Northern Capital's investment strategy and portfolio management decisions, and is co-head of the firm's portfolio management team, where he is responsible for the firm's security valuation efforts. He also conducts primary research and stock selection activities for various industry groups and manages the research efforts of three other analysts.



SELECT MIDCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Artisan Partners Limited Partnership The portion of the fund allocated to Artisan is co-managed by James C. Kieffer and Scott C. Satterwhite.



James C. Kieffer, Managing Director of Artisan, has served as a portfolio manager for Artisan, sub-adviser to the Fund, since the Fund's inception (2005). Mr. Kieffer has co-managed Artisan's Mid-Cap Value equity portfolios, including Artisan Mid Cap Value Fund, since November 2001 and has been portfolio manager of Artisan's Small-Cap Value equity portfolios, including Artisan Small Cap Value Fund, since July 2000. Mr. Kieffer joined Artisan as an investment analyst in 1997.



Scott C. Satterwhite, Managing Director of Artisan, has served as portfolio manager for Artisan, sub-adviser to the Fund, since the Fund's inception (2005). Mr. Satterwhite has co-managed Artisan's Mid-Cap Value equity portfolios, including Artisan Mid Cap Value Fund, since November 2001 and has been portfolio manager of Artisan's Small-Cap Value equity portfolios, including Artisan Small Cap Value Fund, since joining Artisan as a portfolio manager in 1997.



All members of Artisan's Mid-Cap Value investment team, including Messrs. Kieffer and Satterwhite, conduct investment research. Each team member works independently to develop investment ideas, though final purchase and sale decisions with respect to portfolio securities are the joint responsibility of Mr. Kieffer and Mr. Satterwhite as portfolio managers.



Cramer Rosenthal McGlynn, LLC The portion of the fund allocated to CRM is co-managed by Jay B. Abramson and Robert Rewey, III.



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Jay B. Abramson, President, Chief Investment Officer and Equity Portfolio Manager, has served as portfolio manager of the fund since its inception (2005). Mr. Abramson joined CRM as a portfolio manager in 1985. Mr. Abramson has overall responsibility for the investment group.



Robert Rewey III, CFA, Vice President, Equity Portfolio Manager and Senior Research Analyst of CRM, has served as portfolio manager of the fund since its inception (2005). Mr. Rewey joined CRM as a portfolio manager in 2003. Prior to joining CRM, Mr. Rewey spent eight years as a portfolio manager and senior analyst at Sloate, Weisman, Murray & Co., Inc. Mr. Rewey is responsible for portfolio management and research for the investment group.



Sterling Capital Management LLC The portion of the fund allocated to Sterling is co-managed by Patrick Rau and Timothy Beyer.



Patrick Rau, Director and Principal, Equity Portfolio Manager of Sterling, has served as portfolio manager of the fund since its inception (2005). Mr. Rau joined Sterling as a portfolio manager in 2001. From 1995 to 2001, Mr. Rau was a portfolio manager at



Bank of America Capital Management.



Timothy Beyer, Director and Principal, Equity Portfolio Manager of Sterling, has served as portfolio manager of the fund since its inception (2005). Mr. Beyer joined Sterling as a portfolio manager in 2004. From 2003 to 2004, Mr. Beyer was a portfolio manager at AIM Investments Inc. From 2000 to 2003, he was a portfolio manager at USAA Investment Management Co.



The equity portfolio managers and analysts at Sterling work as an investment team, with each member of the group conducting investment research in a generalist capacity. The team's co-portfolio managers share final decision-making authority with regard to all buy and sell decisions.



SELECT SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.



Jennison Associates LLC John P. Mullman, CFA, and Jason M. Swiatek, CFA, are the portfolio managers for the portion of the fund allocated to Jennison. Mr. Mullman generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.



John P. Mullman is a Senior Vice President of Jennison, which he joined in August 2000. He has been managing institutional small cap portfolios since 1996. Mr. Mullman joined Prudential in 1987 as an Associate in the Corporate Finance Group where he originated a variety of private placement investments including fixed rate debt securities, leverage buyouts, ESOP financings and asset-backed investments. From 1991 to 1995, he served as a Vice President in Prudential's Financial Restructuring Group where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman managed the work-outs of over 20 distressed investments through a variety of out-of-court restructurings, bankruptcies and complex recapitalizations. He received a B.A. in Economics from the College of the Holy Cross in 1982 and a M.B.A. from Yale University in 1987. Mr. Mullman is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.



Jason M. Swiatek is a Vice President of Jennison, which he joined in August 2000. Mr. Swiatek joined Prudential in 1995 as a Financial Reviewer for the Asset Management Group. He then moved to Prudential's Global Growth Equities team in 1996 before joining the small cap equity team in January 1999. Prior to Prudential, Mr. Swiatek worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received a B.S. in Finance, summa cum laude from Canisius College in 1995. Mr. Swiatek is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the fund allocated to Jennison since October 2005.



The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.



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MANAGEMENT OF THE FUNDS



Oberweis Asset Management, Inc. James W. Oberweis, CFA, President and Portfolio Manager of Oberweis, is primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Oberweis. Mr. Oberweis specializes exclusively in managing portfolios of high growth small cap companies. Mr. Oberweis has been Director of the firm since 2003, President since 2001, a Portfolio Manager since 1995, and was Vice President of the firm from 1995 to 2001. Mr. Oberweis is a holder of the Charter Financial Analyst (CFA) designation, and earned an M.B.A. with high honors from the University of Chicago and a B.S. in computer science from the University of Illinois. Mr. Oberweis is a member of the Young Presidents Organization (YPO), the Economic Club of Chicago and the Association for Investment Management and Research
(AIMR).


SHORT DURATION FUND The fund is co-managed by Robert Crusha and Brian Dirgins.

Robert Crusha, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.


SMALL COMPANY FUND Steven C. Angeli, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



SMALLCAP GROWTH FUND David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



STOCK FUND Peter I. Higgins, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



Steven T. Irons, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Saul J. Pannell, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since May 2005. Mr. Pannell joined Wellington Management as an investment professional in 1974.



TAX-FREE CALIFORNIA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.




TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined


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Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





TAX-FREE NEW YORK FUND Charles Grande, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE FUND John R. Ryan, Senior Vice President, Managing Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.



James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.



David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.



David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.



RETIREMENT INCOME FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



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Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2010 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2020 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



TARGET RETIREMENT 2030 FUND The fund is managed by William H. Davison, Jr. and Christopher Hanlon.



William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.



Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on September 30, 2005. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



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ABOUT YOUR ACCOUNT

CLASS Y SHARE INVESTOR REQUIREMENTS

Except as described below, the purchase of Class Y shares is limited to the following investors. Individual investors must invest at least $10 million in Class Y shares of a fund. The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments; and (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion. These restrictions may be waived for purchases of Class Y shares by retirement and/or employee benefit plans made through financial institutions (e.g., record keepers or trust companies) that perform participant level record keeping or other administrative services on behalf of such plans provided that such financial institution(s) has/have entered into arrangements for such purposes with the distributor.

COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES")


The distributor and its affiliates may pay, out of their own assets, significant compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.


With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2005.



As of [____________], HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc.,



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NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Royal Alliance Associates, Inc., Securities America, Inc., Sentra Securities Corp., Spelman & Company, Inc., Southtrust Securities, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.



The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. HIFSCO provides additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). In the event that the arrangement with Edward Jones is terminated, HIFSCO may be required to pay Edward Jones additional profit-sharing based compensation. In addition, HIFSCO pays Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $____ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $____ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.


Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the funds' officers.


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3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4    Make your initial investment selection.

         ADDRESS:                             PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS               1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                             ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    164

BUYING SHARES



                          OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
              -----------------------------------------    ------------------------------------------
BY CHECK
              -    Make out a check for the investment     -    Make out a check for the investment
                   amount, payable to "The Hartford             amount, payable to "The Hartford
                   Mutual Funds."                               Mutual Funds."

[CHECK        -    Deliver the check and your completed    -    Fill out the detachable investment
GRAPHIC]           application to your financial                slip from an account statement. If no
                   representative, plan administrator           slip is available, include a note
                   or mail to the address listed below.         specifying the fund name, your share
                                                                class, your account number and the
                                                                name(s) in which the account is
                                                                registered.

                                                           -    Deliver the check and your investment
                                                                slip or note to your financial
                                                                representative, plan administrator or
                                                                mail to the address listed below.

BY EXCHANGE
              -    Call your financial representative,     -    Call your financial representative,
[ARROW             plan administrator or the transfer           plan administrator or the transfer
GRAPHIC]           agent at the number below to request         agent at the number below to request
                   an exchange.                                 an exchange.

BY WIRE
              -    Deliver your completed application to   -    Instruct your bank to wire the amount
                   your financial representative, or            of your investment to:
                   mail it to the address below.                U.S. Bank National Association
                                                                ABA #091000022, credit account no.
              -    Obtain your account number by                1-702-2514-1341
                   calling your financial                       The Hartford Mutual Funds Purchase
                   representative or the phone number           Account
                   below.                                       For further credit to: (your name)
                                                                Hartford Mutual Funds Account Number:
              -    Instruct your bank to wire the               (your account number)
                   amount of your investment to:
[WIRE              U.S. Bank National Association               Specify the fund name, your share
GRAPHIC]           ABA #091000022, credit account no.           class, your account number and the
                   1-702-2514-1341                              name(s) in which the account is
                   The Hartford Mutual Funds Purchase           registered. Your bank may charge a
                   Account                                      fee to wire funds.
                   For further credit to: (your name)
                   Hartford Mutual Funds Account Number:
                   (your account number)

                   Specify the fund name, your choice of
                   share class, the new account number
                   and the name(s) in which the account
                   is registered. Your bank may charge a
                   fee to wire funds.

BY PHONE
              -    See "By Wire" and "By Exchange"         -    Verify that your bank or credit union
                                                                is a member of the Automated Clearing
                                                                House (ACH) system.

                                                           -    Complete the 'Telephone Exchanges and
                                                                Telephone Redemption' and 'Bank
[PHONE                                                          Account or Credit Union Information'
GRAPHIC]                                                        sections on your account application.

                                                           -    Call the transfer agent at the number
                                                                below to verify that these features
                                                                are in place on your account.

                                                           -    Tell the transfer agent
                                                                representative the fund name, your
                                                                share class, your account number, the
                                                                name(s) in which the account is
                                                                registered and the amount of your
                                                                investment.


To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services."

         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    165

SELLING SHARES



BY LETTER
              - Write a letter of instruction or complete a power of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

[LETTER       -    Include all signatures and any additional documents that may
GRAPHIC]           be required (see "Selling Shares in Writing").

              -    Mail the materials to the address below.

              - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from redemption proceeds.

BY PHONE
              -    Restricted to sales of up to $50,000 in any 7-day period.

              -    To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern
                   Time (between 7 A.M. and 6 P.M. Central Time) Monday through
                   Thursday and between 9:15 A.M. and 6 P.M. Eastern Time
[PHONE             (between 8:15 A.M. and 5 P.M. Central Time) on Friday.
GRAPHIC]           Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford
                   Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central
                   Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the
                   NYSE will receive the next business day's offering price.

              - For automated service 24 hours a day using your touch-tone phone, call the number shown below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              - Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank Account or Credit Union Information" sections of your new account application.

              - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

[WIRE         -    Amounts of $500 or more will be wired on the next business
GRAPHIC]           day. Your bank may charge a fee for this service.

              -    Amounts of less than $500 may be sent by EFT or by check.
                   Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service. Wire transfers are available upon request.

              - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE
              -    Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the
[ARROW             transfer agent at the number below.
GRAPHIC]
              -    Call your financial representative or the transfer agent to request an exchange.



THE HARTFORD MUTUAL FUNDS                                                    166

SELLING SHARES IN WRITING


BY LETTER


In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:



              -    your address of record has changed within the past 30 days

[LETTER       -    you are selling more than $50,000 worth of shares
GRAPHIC]
              -    you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)



Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.


         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                    167

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and Floating Rate Loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.


THE HARTFORD MUTUAL FUNDS                                                    168

TRANSACTION POLICIES

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


Normally, Floating Rate Fund redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.


REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:


-    Name, date of birth, residential address, and social security number.


-    The fund name and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).


-    Medallion signature guarantees (if required).


-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.


EXCHANGES

You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded



THE HARTFORD MUTUAL FUNDS                                                    169

TRANSACTION POLICIES


primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include Capital Appreciation Fund, High Yield Fund, Income Fund and International Small Company Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction request is received within a 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.


The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."



THE HARTFORD MUTUAL FUNDS                                                    170

TRANSACTION POLICIES

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Floating Rate Fund, Income Fund, Inflation Plus Fund, High Yield Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the



THE HARTFORD MUTUAL FUNDS                                                    171

TRANSACTION POLICIES


day following the date on which the shares are issued. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the [Retirement Income Fund,] Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.


The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund intends to comply with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of The Hartford Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's


THE HARTFORD MUTUAL FUNDS                                                    172

TRANSACTION POLICIES

dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund intends to comply with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.


INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.


Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.





THE HARTFORD MUTUAL FUNDS                                                    173

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the funds' former independent registered public accounting firm. Because the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial information is available for either of these funds.


THE HARTFORD ADVISERS FUND -- CLASS Y


                                                                                     YEARS ENDED:
                                                       -----------------------------------------------------------------------
                                                       10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                                       ----------   -------------   -------------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 14.37           $12.82          $14.54        $ 17.24
Income from investment operations:
   Net investment income (loss)                                         0.25             0.27            0.13           0.38
   Net realized and unrealized gain
      (loss) on investments                                             0.36             1.54           (1.55)         (2.06)
                                                                     -------           ------          ------        -------
Total from investment operations                                        0.61             1.81           (1.42)         (1.68)
Less distributions:
   Dividends from net investment income                                (0.26)           (0.26)          (0.30)         (0.38)
   Distributions from capital gains                                     0.00             0.00            0.00          (0.64)
   Returns of capital                                                   0.00             0.00            0.00          0.000
                                                                     -------           ------          ------        -------
Total distributions                                                    (0.26)           (0.26)          (0.30)         (1.02)
                                                                     -------           ------          ------        -------
Net asset value, end of period                                       $ 14.72           $14.37          $12.82        $ 14.54
                                                                     =======           ======          ======        =======
TOTAL RETURN(2)                                                         4.22%           14.28%          (9.89%)       (10.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $13,587           $8,714          $3,997        $56,320
Ratio of expenses to average net assets
   before waivers and reimbursements                                    0.74%            0.81%           0.78%          0.74%
Ratio of expenses to average net assets
   after waivers and reimbursements                                     0.74%(4)         0.81%           0.78%          0.74%
Ratio of net investment income (loss) to average net
   assets                                                               1.71%            1.98%           2.15%          2.48%
Portfolio turnover rate(1)                                                42%              46%             44%            37%









(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.74% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    174

FINANCIAL HIGHLIGHTS

THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   ------------------------------------------------------------------
                                                   10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------    ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  27.64       $ 21.23       $ 24.85        $ 33.94
Income from investment operations:
   Net investment income (loss)                                     0.11          0.08          0.04           0.08
   Net realized and unrealized gain (loss) on
      investments                                                   4.54          6.33         (3.66)         (5.16)
                                                                --------       -------       -------        -------
Total from investment operations                                    4.65          6.41         (3.62)         (5.08)
Less distributions:
   Dividends from net investment income                             0.00          0.00          0.00           0.00
   Distributions from capital gains                                 0.00          0.00          0.00          (4.01)
   Returns of capital                                               0.00          0.00          0.00           0.00
                                                                --------       -------       -------        -------
Total distributions                                                 0.00          0.00          0.00          (4.01)
                                                                --------       -------       -------        -------
Net asset value, end of period                                  $  32.29       $ 27.64       $ 21.23        $ 24.85
                                                                ========       =======       =======        =======
TOTAL RETURN(2)                                                    16.82%        30.19%       (14.57%)       (16.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period  (in thousands)                       $116,527       $48,372       $25,378        $76,592
Ratio of expenses to average net
   assets before waivers and reimbursements                         0.79%         0.85%         0.80%          0.78%
Ratio of expenses to average net
   assets after waivers and reimbursements                          0.79%(4)      0.85%         0.80%          0.78%
Ratio of net investment income (loss) to average
   net assets                                                       0.50%         0.46%         0.27%          0.28%
Portfolio turnover rate(1)                                            78%          113%          112%           132%









(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.76% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    175

FINANCIAL HIGHLIGHTS


THE HARTFORD CAPITAL APPRECIATION II FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    176

FINANCIAL HIGHLIGHTS

THE HARTFORD DISCIPLINED EQUITY FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 10.36        $ 8.63       $ 10.52        $ 13.78
Income from investment operations:
   Net investment income (loss)                                   (0.01)         0.08          0.05           0.03
   Net realized and unrealized gain (loss) on
      investments                                                  0.69          1.65         (1.94)         (2.77)
                                                                -------        ------       -------        -------
Total from investment operations                                   0.68          1.73         (1.89)         (2.74)
Less distributions:
   Dividends from net investment income                           (0.05)         0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.52)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------        ------       -------        -------
Total distributions                                               (0.05)         0.00          0.00          (0.52)
                                                                -------        ------       -------        -------
Net asset value, end of period                                  $ 10.99        $10.36       $  8.63        $ 10.52
                                                                =======        ======       =======        =======
TOTAL RETURN(2)                                                    6.55%        20.05%       (17.97%)       (20.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $19,578        $  622       $   661        $   440
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.88%         0.98%         0.93%          0.96%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.88%(4)      0.98%         0.93%          0.96%
Ratio of net investment income (loss) to average
   net assets                                                      0.95%         0.70%         0.46%          0.34%
Portfolio turnover rate(1)                                           62%           76%           89%            80%


(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.











(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.87% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    177

FINANCIAL HIGHLIGHTS

THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y


                                                                        YEARS ENDED:
                                             -----------------------------------------------------------------
                                             10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                             ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $ 16.11      $ 13.73         $ 15.71       $ 17.96
Income from investment operations:
   Net investment income (loss)                              0.24         0.19            0.12          0.25
   Net realized and unrealized gain (loss)
      on investments                                         1.86         2.40           (1.65)        (1.48)
                                                          -------      -------         -------       -------
Total from investment operations                             2.10         2.59           (1.53)        (1.23)
Less distributions:
   Dividends from net investment income                     (0.24)       (0.21)(4)       (0.21)        (0.25)
   Distributions from capital gains                          0.00         0.00           (0.24)        (0.77)
   Returns of capital                                        0.00         0.00            0.00          0.00
                                                          -------      -------         -------       -------
Total distributions                                         (0.24)       (0.21)          (0.45)        (1.02)
                                                          -------      -------         -------       -------
Net asset value, end of period                            $ 17.97      $ 16.11         $ 13.73       $ 15.71
                                                          =======      =======         =======       =======
TOTAL RETURN(2)                                             13.06%       19.03%         (10.00%)       (7.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $69,088      $42,107         $14,790       $26,326
Ratio of expenses to average net assets
   before waivers and reimbursements                         0.75%        0.81%           0.82%         0.82%
Ratio of expenses to average net assets
   after waivers and reimbursements                          0.75%(5)     0.81%           0.82%         0.82%
Ratio of net investment income (loss)
   to average net assets                                     1.44%        1.44%           1.36%         1.55%
Portfolio turnover rate(1)                                     25%          31%             33%           55%



(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4)  This includes a tax return of capital of less than $0.01.



(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.74% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    178

FINANCIAL HIGHLIGHTS

THE HARTFORD EQUITY INCOME FUND -- CLASS Y


                                                                             PERIOD ENDED:
                                                 YEAR ENDED:   YEAR ENDED:     8/28/2003-
                                                  10/31/2005    10/31/2004   10/31/2003(5)
                                                 -----------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $ 10.39        $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                   0.24           0.04
   Net realized and unrealized gain (loss)
      on investments                                              0.95           0.35
                                                               -------        -------
Total from investment operations                                  1.19           0.35
                                                               -------        -------
Less distributions:
   Dividends from net investment income                          (0.25)          0.00
   Distributions from capital gains                               0.00           0.00
   Returns of capital                                             0.00           0.00
                                                               -------        -------
Total distributions                                              (0.25)          0.00
                                                               -------        -------
Net asset value, end of period                                 $ 11.33        $ 10.39
TOTAL RETURN(3)                                                  11.53%          3.90%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $   375        $   104
Ratio of expenses to average net assets before
   waivers and reimbursements                                     0.91%          0.93%(1)
Ratio of expenses to average net assets after
   waivers and reimbursements                                     0.11%(6)       0.13%(1)
Ratio of net investment income (loss) to
   average net assets                                             2.73%          2.17%(1)
Portfolio turnover rate(4)                                          22%             1%


(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  The fund commenced operations on 8/28/2003.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.10% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    179

FINANCIAL HIGHLIGHTS


THE HARTFORD FLOATING RATE FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION.]



THE HARTFORD MUTUAL FUNDS                                                    180

FINANCIAL HIGHLIGHTS

THE HARTFORD FOCUS FUND -- CLASS Y


                                                                     YEARS ENDED:                       PERIOD ENDED:
                                                 ----------------------------------------------------     5/24/2001-
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                                 ----------   ----------   ----------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $9.04         $ 7.37       $  8.83        $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                 0.03           0.01          0.00           0.01
   Net realized and unrealized gain (loss) on
      investments                                               0.21           1.66         (1.46)         (1.18)
                                                               -----         ------       -------        -------
Total from investment operations                                0.24           1.67         (1.46)         (1.17)
Less distributions:
   Dividends from net investment income                         0.00           0.00          0.00           0.00
   Distributions from capital gains                             0.00           0.00          0.00           0.00
   Returns of capital                                           0.00           0.00          0.00           0.00
                                                               -----         ------       -------        -------
Total distributions                                             0.00           0.00          0.00           0.00
                                                               -----         ------       -------        -------
Net asset value, end of period                                 $9.28         $ 9.04       $  7.37        $  8.83
                                                               =====         ======       =======        =======
TOTAL RETURN(5)                                                 2.65%         22.66%       (16.54%)       (11.70%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $ 815         $  719       $   509        $     9
Ratio of expenses to average net assets before
   waivers and reimbursements                                   1.11%          1.17%         1.14%          1.20%(3)
Ratio of expenses to average net assets after
   waivers and reimbursements                                   1.11%(7)       1.17%         1.14%          1.20%(3)
Ratio of net investment income (loss) to
   average net assets                                           0.27%          0.17%         0.09%          0.25%(3)
Portfolio turnover rate(4)                                       104%           138%          215%           109%


(1)  The fund became effective and open for investment on 5/24/2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.08% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    181

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y


                                                                                       YEARS ENDED:
                                                           --------------------------------------------------------------------
                                                           10/31/2005   10/31/2004(4)   10/31/2003   10/31/2002(4)   10/31/2001
                                                           ----------   -------------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $ 4.74          $ 3.26        $  4.60      $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                             0.09             .01           0.00         0.00(3)
   Net realized and unrealized gain (loss) on investments                   0.77            1.47          (1.34)       (5.40)
                                                                          ------          ------        -------      -------
Total from investment operations                                            0.86            1.48          (1.34)       (5.40)
Less distributions:
   Dividends from net investment income                                     0.00            0.00           0.00         0.00
   Distributions from capital gains                                         0.00            0.00           0.00         0.00
   Returns of capital                                                       0.00            0.00           0.00         0.00
                                                                          ------          ------        -------      -------
Total distributions                                                         0.00            0.00           0.00         0.00
                                                                          ------          ------        -------      -------
Net asset value, end of period                                            $ 5.60          $ 4.74        $  3.26      $  4.60
                                                                          ======          ======        =======      =======
TOTAL RETURN(1)                                                            18.14%          45.40%        (29.13%)     (54.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $  170          $  724        $   481      $   460
Ratio of expenses to average net assets before waivers and
   reimbursements                                                           1.30%           1.35%          1.27%        1.20%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                           1.20%(5)        1.20%          1.20%        1.20%
Ratio of net investment income (loss) to average net assets                 1.69%           0.38%          0.40%        0.03%
Portfolio turnover rate(2)                                                    85%            100%            84%          84%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3)  Net Investment Income (Loss) is less than a penny a share.

(4) Per share amounts have been calculated using average shares outstanding method.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.17% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    182

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y


                                                                                          YEARS ENDED:
                                                              --------------------------------------------------------------------
                                                              10/31/2005   10/31/2004(3)   10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   -------------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                         $ 9.79        $    8.10      $  9.41        $10.00
Income from Investment Operations:
   Net investment income (loss)                                                0.17              .13         0.08          0.07
   Net realized and unrealized gain (loss) on investments                      0.71             1.64        (1.39)        (0.66)
                                                                             ------        ---------      -------        ------
Total from investment operations                                               0.88             1.77        (1.31)        (0.59)
Less distributions:
   Dividends from net investment income                                       (0.12)           (0.08)        0.00          0.00
   Distributions from capital gains                                            0.00             0.00         0.00          0.00
   Returns of capital                                                          0.00             0.00         0.00          0.00
                                                                             ------        ---------      -------        ------
Total distributions                                                           (0.12)           (0.08)        0.00          0.00
                                                                             ------        ---------      -------        ------
Net asset value, end of period                                               $10.55        $    9.79      $  8.10        $ 9.41
                                                                             ======        =========      =======        ======
TOTAL RETURN(1)                                                                9.06%           22.01%      (13.92%)       (5.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                     $  642        $   1,580      $ 1,435        $  941
Ratio of expenses to average net assets before waivers and
   reimbursements                                                              1.27%            1.31%        1.25%         1.35%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                              1.20%(4)         1.20%        1.20%         1.24%
Ratio of net investment income (loss) to average net assets                    1.54%            1.38%        0.96%         0.70%
Portfolio turnover rate(2)                                                       85%              93%          76%          115%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(3) Per share amounts have been calculated using average shares outstanding method.

(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.18% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    183

THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y


                                                                                         YEARS ENDED:
                                                              -----------------------------------------------------------------
                                                              10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                              ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                       $14.09       $   11.61      $ 13.58        $13.89
Income from Investment Operations:
   Net investment income (loss)                                             (0.02)          (0.02)       (0.02)        (0.01)
   Net realized and unrealized gain (loss) on
      investments                                                            1.40            2.80        (1.67)         0.26
                                                                           ------       ---------      -------        ------
Total from investment operations                                             1.38            2.78        (1.69)         0.25
Less distributions:
   Dividends from net investment income                                      0.00            0.00         0.00          0.00
   Distributions from capital gains                                         (0.06)          (0.30)       (0.28)        (0.56)
   Returns of capital                                                        0.00            0.00         0.00          0.00
                                                                           ------       ---------      -------        ------
Total distributions                                                         (0.06)          (0.30)       (0.28)        (0.56)
                                                                           ------       ---------      -------        ------
Net asset value, end of period                                             $15.41       $   14.09      $ 11.61        $13.58
                                                                           ======       =========      =======        ======
TOTAL RETURN(1)                                                              9.88%          24.50%      (12.68%)        1.78%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                   $1,299       $   1,095      $   881        $4,340
Ratio of expenses to average net assets before waivers and
   reimbursements                                                            1.12%           1.19%        1.17%         1.12%
Ratio of expenses to average net assets after waivers and
   reimbursements                                                            1.12%(4)        1.19%        1.17%         1.12%
Ratio of net investment income (loss) to average net assets                 (0.14%)         (0.15%)      (0.22%)       (0.11%)
Portfolio turnover rate(2)                                                     41%             37%          63%           58%






(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.






(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.10% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    184

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 14.34       $ 11.45       $ 13.03        $ 17.73
Income from investment operations:
   Net investment income (loss)                                    0.03          0.03          0.05           0.08
   Net realized and unrealized gain (loss) on
      investments                                                  2.69          2.86         (1.63)         (4.59)
                                                                -------       -------       -------        -------
Total from investment operations                                   2.72          2.89         (1.58)         (4.51)
Less distributions:
   Dividends from net investment income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.18)
   Returns of capital                                              0.00          0.00          0.00          (0.01)
                                                                -------       -------       -------        -------
Total distributions                                                0.00          0.00          0.00          (0.19)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $ 17.06       $ 14.34       $ 11.45        $ 13.03
                                                                =======       =======       =======        =======
TOTAL RETURN(2)                                                   18.97%        25.24%       (12.13%)       (25.68%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $58,791       $19,043       $ 6,167        $ 7,908
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.93%         1.00%         1.00%          0.98%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.93%(4)      1.00%         1.00%          0.98%
Ratio of net investment income (loss) to average
   net assets                                                      0.31%         0.28%         0.84%          0.58%
Portfolio turnover rate(1)                                          271%          320%          323%           382%


(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.









(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.84% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    185

FINANCIAL HIGHLIGHTS

THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y


                                                                                       YEARS ENDED:
                                                            ------------------------------------------------------------------
                                                            10/31/2005   10/31/2004    10/31/2003   10/31/2002(3)   10/31/2001
                                                            ----------   -----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                      $ 4.75        $ 3.01        $  4.04       $    8.73
Income from Investment Operations:
   Net investment income (loss)                                            (0.04)        (0.03)         (0.14)          (0.04)
   Net realized and unrealized gain (loss) on investments                  (0.20)         1.77          (0.89)          (4.57)
                                                                          ------        ------        -------       ---------
Total from investment operations                                           (0.24)         1.74          (1.03)          (4.61)
Less distributions:
   Dividends from net investment income                                     0.00          0.00           0.00            0.00
   Distributions from capital gains                                         0.00          0.00           0.00           (0.08)
   Returns of capital                                                       0.00          0.00           0.00            0.00
                                                                          ------        ------        -------       ---------
Total distributions                                                         0.00          0.00           0.00           (0.08)
                                                                          ------        ------        -------       ---------
Net asset value, end of period                                            $ 4.51        $ 4.75        $  3.01       $    4.04
                                                                          ======        ======        =======       =========
TOTAL RETURN(1)                                                            (5.05%)       57.81%        (25.50%)        (53.27%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $1,186        $  886        $   512       $   4,602
Ratio of expenses to average net assets before
   waivers and reimbursements                                               1.15%         1.18%          1.15%           1.13%
Ratio of expenses to average net assets after
   waivers and reimbursements                                               1.15%(4)      1.18%          1.15%           1.13%
Ratio of net investment income (loss) to
   average net assets                                                      (0.85%)       (0.82%)        (0.97%)         (0.71%)
Portfolio turnover rate(2)                                                   165%          163%           174%            253%



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.






(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.






(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.09% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    186

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS Y


                                                                         YEARS ENDED:              PERIOD ENDED:
                                                            ------------------------------------     2/19/2002-
                                                            10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                            ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $ 15.31       $11.94       $ 14.57
Income from Investment Operations:
   Net investment income (loss)                                             0.00        (0.03)         0.00
   Net realized and unrealized gain (loss) on investments                   1.11         3.40         (2.63)
                                                                         -------       ------       -------
Total from investment operations                                            1.11         3.37         (2.63)
Less distributions:
   Dividends from net investment income                                     0.00         0.00          0.00
   Distributions from capital gains                                         0.00         0.00          0.00
   Returns of capital                                                       0.00         0.00          0.00
                                                                         -------       ------       -------
Total distributions                                                         0.00         0.00          0.00
                                                                         -------       ------       -------
Net asset value, end of period                                           $ 16.42       $15.31       $ 11.94
                                                                         =======       ======       =======
TOTAL RETURN(1)                                                             7.25%       28.22%       (18.05%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $11,926       $    1       $     1
Ratio of expenses to average net assets before
   waivers and reimbursements                                               0.87%        0.96%         0.90%
Ratio of expenses to average net assets after
   waivers and reimbursements                                               0.87%(5)     0.96%         0.90%
Ratio of net investment income (loss) to
   average net assets                                                      (0.18%)      (0.17%)       (0.01%)(2)
Portfolio turnover rate(4)                                                    66%         129%          107%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.

(3)  Not annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.85% for Class Y


THE HARTFORD MUTUAL FUNDS                                                    187

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Y


                                                                           YEARS ENDED:                PERIOD ENDED:
                                                              --------------------------------------     2/19/2002-
                                                              10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                              ----------   ------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                        $21.42         $15.35       $ 19.80
Income from Investment Operations:
   Net investment income (loss)                                              (0.01)         (0.07)        (0.06)
   Net realized and unrealized gain (loss) on investments                     2.41           6.14         (4.39)
                                                                            ------         ------       -------
Total from investment operations                                              2.40           6.07         (4.45)
Less distributions:
   Dividends from net investment income                                       0.00           0.00          0.00
   Distributions from capital gains                                           0.00           0.00          0.00
   Returns of Capital                                                         0.00           0.00          0.00
                                                                            ------         ------       -------
Total distributions                                                           0.00           0.00          0.00
                                                                            ------         ------       -------
Net asset value, end of period                                              $23.82         $21.42       $ 15.35
                                                                            ======         ======       =======
TOTAL RETURN(1)                                                              11.20%         39.54%       (22.47%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                    $4,792         $    1       $     1
Ratio of expenses to average net assets before waivers and
   reimbursements                                                             0.82%          0.91%         0.89%(2)
Ratio of expenses to average net assets waivers and
   reimbursements                                                             0.82%(5)       0.91%         0.89%(2)
Ratio of net investment income (loss) to average net assets                  (0.33%)        (0.38%)       (0.44%)(2)
Portfolio turnover rate(4)                                                     130%           158%          182%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.77% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    188

FINANCIAL HIGHLIGHTS

THE HARTFORD HIGH YIELD FUND -- CLASS Y


                                                                         YEARS ENDED:
                                           -----------------------------------------------------------------------
                                           10/31/2005   10/31/2004(3)   10/31/2003(3)   10/31/2002(3)   10/31/2001
                                           ----------   -------------   -------------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $  7.94         $ 6.73          $  8.48        $ 9.10
Income from investment operations:
   Net investment income (loss)                               0.39           0.65             0.34          0.83
   Net realized and unrealized gain
   (loss) on investments                                      0.36           1.24            (1.30)        (0.63)
                                                           -------         ------          -------        ------
Total from investment operations                              0.75           1.89            (0.96)         0.20
Less distributions:
   Dividends from net investment income                      (0.52)         (0.68)           (0.79)        (0.82)
   Distributions from capital gains                           0.00           0.00             0.00          0.00
   Returns of capital                                         0.00           0.00             0.00          0.00
                                                           -------         ------          -------        ------
Total distributions                                          (0.52)         (0.68)           (0.79)        (0.82)
                                                           -------         ------          -------        ------
Net asset value, end of period                             $  8.17         $ 7.94          $  6.73        $ 8.48
                                                           =======         ======          =======        ======
TOTAL RETURN(2)                                               9.72%         29.27%          (12.01%)        2.15%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $16,410         $    1          $     1        $4,223
Ratio of expenses to average net assets
   before waivers and reimbursements                          0.84%          1.69%            0.84%         0.88%
Ratio of expenses to average net assets
   after waivers and reimbursements                           0.84%          0.95%            0.84%         0.88%
Ratio of net investment income (loss) to
   average net assets                                         6.13%          8.70%           10.04%         9.48%
Portfolio turnover rate(1)                                      86%            54%              22%           63%


(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.









(3)  Per share amounts are calculated using shares outstanding method.



THE HARTFORD MUTUAL FUNDS                                                    189

FINANCIAL HIGHLIGHTS

THE HARTFORD INCOME FUND -- CLASS Y


                                                         PERIOD ENDED:
                                           YEAR ENDED:    11/28/2003-
                                            10/31/2005   10/31/2004(5)
                                           -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $10.54
Income from Investment Operations:
   Net investment income (loss)                              0.48
   Net realized and unrealized gain
      (loss) on investments                                  0.20
                                                           ------
Total from investment operations                             0.68
Less distributions:
   Dividends from net investment income                     (0.50)
   Distributions from capital gains                          0.00
   Returns of capital                                        0.00
                                                           ------
Total distributions                                         (0.50)
                                                           ------
Net asset value, end of period                             $10.72
                                                           ======
TOTAL RETURN(3)                                              6.57%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $   10
Ratio of expenses to average net assets
   before waivers and reimbursements                         0.73%(1)
Ratio of expenses to average net assets
   after waivers and reimbursements                          0.70%(1)
Ratio of net investment income (loss) to
   average net assets                                        4.89%(1)
Portfolio turnover rate(4)                                    167%


(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS                                                    190

FINANCIAL HIGHLIGHTS

THE HARTFORD INFLATION PLUS FUND -- CLASS Y


                                                                                          PERIOD ENDED:
                                                                            YEAR ENDED:    11/28/2003-
                                                                             10/31/2005   10/31/2004(5)
                                                                            -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                       $ 10.57
Income from Investment Operations:
   Net investment income (loss)                                                               0.28
   Net realized and unrealized gain (loss) on investments                                     0.44
                                                                                           -------
Total from investment operations                                                              0.72
Less distributions:
   Dividends from net investment income                                                      (0.32)
   Distributions from capital gains                                                           0.00
   Returns of capital                                                                         0.00
                                                                                           -------
Total distributions                                                                          (0.32)
                                                                                           -------
Net asset value, end of period                                                             $ 10.97
                                                                                           =======
TOTAL RETURN(3)                                                                               6.89%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                   $23,045
Ratio of expenses to average net assets before waivers and reimbursements                     0.65%(1)
Ratio of expenses to average net assets after waivers and reimbursements                      0.65%(1)
Ratio of net investment income (loss) to average net assets                                   1.55%(1)
Portfolio turnover rate(4)                                                                      81%


(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS                                                    191

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y


                                                                 YEARS ENDED:                        PERIOD ENDED:
                                           -------------------------------------------------------    4/30/2001-
                                           10/31/2005   10/31/2004(6)   10/31/2003   10/31/2002(6)   10/31/2001(1)
                                           ----------   -------------   ----------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  9.69          $ 6.98        $ 7.63        $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            (0.01)           0.01          0.07           0.02
   Net realized and unrealized gain
      (loss) on investments                                 2.09            2.74         (0.72)         (2.39)
                                                         -------          ------        ------        -------
Total from investment operations                            2.08            2.75         (0.65)         (2.37)
Less distributions:
   Dividends from net investment income                     0.00           (0.04)         0.00           0.00
   Distributions from capital gains                        (0.05)           0.00          0.00           0.00
   Returns of capital                                       0.00            0.00          0.00           0.00
                                                         -------          ------        ------        -------
Total distributions                                        (0.05)          (0.04)         0.00           0.00
                                                         -------          ------        ------        -------
Net asset value, end of period                           $ 11.72          $ 9.69        $ 6.98        $  7.63
                                                         =======          ======        ======        =======
TOTAL RETURN(5)                                            21.61%          39.57%        (8.52%)       (23.70%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $28,775          $  292        $  209        $   229
Ratio of expenses to average net assets
   before waivers and reimbursements                        1.31%           1.80%         2.19%          2.10%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                         1.20%(7)        1.20%         1.20%          1.20%(3)
Ratio of net investment income (loss) to
   average net assets                                      (0.09%)          0.16%         0.79%          0.36%(3)
Portfolio turnover rate(4)                                   200%            281%          330%           135%


(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.05% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    192

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y


                                                                      YEARS ENDED:
                                           -----------------------------------------------------------------
                                           10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                           ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 9.91         $ 8.19       $  9.49        $ 13.19
Income from investment operations:
   Net investment income (loss)                           0.11           0.06          0.02           0.09
   Net realized and unrealized gain
   (loss) on investments                                  1.56           1.66         (1.32)         (3.18)
                                                        ------         ------       -------        -------
Total from investment operations                          1.67           1.72         (1.30)         (3.09)
Less distributions:
   Dividends from net investment
      income                                             (0.05)          0.00          0.00           0.00
   Distributions from capital gains                       0.00           0.00          0.00          (0.61)
   Returns of capital                                     0.00           0.00          0.00           0.00
                                                        ------         ------       -------        -------
Total distributions                                      (0.05)          0.00          0.00          (0.61)
                                                        ------         ------       -------        -------
Net asset value, end of period                          $11.53         $ 9.91       $  8.19        $  9.49
                                                        ======         ======       =======        =======
TOTAL RETURN(2)                                          16.87%         21.00%       (13.70%)       (24.56%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                       $4,288         $6,058       $ 4,543        $17,092
Ratio of expenses to average net assets
   before waivers and reimbursements                      1.09%          1.13%         1.13%          1.06%
Ratio of expenses to average net assets
   after waivers and reimbursements                       1.08%(4)       1.13%         1.13%          1.06%
Ratio of net investment income (loss) to
   average net assets                                     0.82%          0.77%         0.31%          0.97%
Portfolio turnover rate(1)                                 143%           138%          175%           158%












(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.03% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    193

FINANCIAL HIGHLIGHTS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y


                                                                 YEARS ENDED:                        PERIOD ENDED:
                                           -------------------------------------------------------    4/30/2001-
                                           10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                           ----------   ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $ 13.02        $  8.43          $ 8.84       $ 10.00
Income from Investment Operations:
   Net investment income (loss)                            0.14           0.09            0.09          0.06
   Net realized and unrealized gain
      (loss) on investments                                1.30           4.56           (0.50)        (1.22)
                                                        -------        -------          ------       -------
Total from investment operations                           1.44           4.65           (0.41)        (1.16)
Less distributions:
   Dividends from net investment income                   (0.05)         (0.06)           0.00          0.00
   Distributions from capital gains                       (0.87)          0.00            0.00          0.00
   Returns of capital                                      0.00           0.00            0.00          0.00
                                                        -------        -------          ------       -------
Total distributions                                       (0.92)         (0.06)           0.00          0.00
                                                        -------        -------          ------       -------
Net asset value, end of period                          $ 13.54        $ 13.02          $ 8.43       $  8.84
                                                        =======        =======          ======       =======
TOTAL RETURN(2)                                           11.80%         55.47%          (4.64%)      (11.60%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $42,449        $25,154          $  969       $   265
Ratio of expenses to average net assets
   before waivers and reimbursements                       1.41%          1.64%           1.91%         2.92%(3)
Ratio of expenses to average net assets
   after waivers and reimbursements                        1.20%(7)       1.20%           1.20%         1.20%(3)
Ratio of net investment income (loss) to
   average net assets                                      1.26%          0.93%           0.89%         1.31%(3)
Portfolio turnover rate(4)                                  119%           166%            194%          128%


(1)  The fund became effective and open for investment on April 30, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Not annualized.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.15% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    194

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   ------------------------------------------------------------------
                                                   10/31/2005   10/31/2004    10/31/2003   10/31/2002(4)   10/31/2001
                                                   ----------   ----------    ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  21.21       $ 15.88       $ 16.89        $ 22.72
Income from investment operations:
   Net investment income (loss)                                     0.02          0.00         (0.02)          --(2)
   Net realized and unrealized gain (loss) on
   investments                                                      2.20          5.33         (0.99)         (3.90)
                                                                --------       -------       -------        -------
Total from investment operations                                    2.22          5.33         (1.01)         (3.90)
Less distributions:
   Dividends from net investment income                             0.00          0.00          0.00           0.00
   Distributions from capital gains                                 0.00          0.00          0.00          (1.93)
   Returns of capital                                               0.00          0.00          0.00           0.00
                                                                --------       -------       -------        -------
Total distributions                                                 0.00          0.00          0.00          (1.93)
                                                                --------       -------       -------        -------
Net asset value, end of period                                  $  23.43       $ 21.21       $ 15.88        $ 16.89
                                                                ========       =======       =======        =======
TOTAL RETURN(3)                                                    10.47%        33.56%        (5.98%)       (18.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $104,534       $83,996       $27,319        $52,576
Ratio of expenses to average net assets before
   waivers and reimbursements                                       0.85%         0.90%         0.92%          0.88%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       0.85%(5)      0.90%         0.92%          0.88%
Ratio of net investment income (loss) to average
   net assets                                                       0.11%        (0.01%)       (0.08%)        (0.03%)
Portfolio turnover rate(1)                                            52%           70%          109%           116%


(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


(2)  Net Investment Income (Loss) is less than a penny a share.









(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(4) Per share amounts have been calculated using average shares outstanding method.



(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.84% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    195

FINANCIAL HIGHLIGHTS

THE HARTFORD MIDCAP VALUE FUND -- CLASS Y


                                                                         YEARS ENDED:                        PERIOD ENDED:
                                                   -------------------------------------------------------     4/30/2001-
                                                   10/31/2005   10/31/2004   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                   ----------   ----------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $11.46          $ 8.39          $ 8.50        $ 10.00
Income from Investment Operations:
   Net investment income (loss)                                  (0.01)           0.02            0.01          (0.01)
   Net realized and unrealized gain (loss)
      on investments                                              1.66            3.05           (0.12)         (1.49)
                                                                ------          ------          ------        -------
Total from investment operations                                  1.65            3.07           (0.11)         (1.50)
Less distributions:
   Dividends from net investment income                           0.00            0.00            0.00           0.00
   Distributions from capital gains                               0.00            0.00            0.00           0.00
   Returns of capital                                             0.00            0.00            0.00           0.00
                                                                ------          ------          ------        -------
Total distributions                                               0.00            0.00            0.00           0.00
                                                                ------          ------          ------        -------
Net asset value, end of period                                  $13.11          $11.46          $ 8.39        $  8.50
                                                                ======          ======          ======        =======
TOTAL RETURN(5)                                                  14.40%          36.59%          (1.29%)       (15.00%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $2,474          $   29          $  252        $   255
Ratio of expenses to average net assets before
   waivers and reimbursements                                     0.90%           1.03%           1.02%          1.11%(3)
Ratio of expenses to average net assets after
   waivers and reimbursements                                     0.90%(7)        1.00%           1.00%          0.95%(3)
Ratio of net investment income (loss) to average
   net assets                                                    (0.12%)          0.16%           0.23%          0.25%(3)
Portfolio turnover rate(4)                                          46%             56%             40%            28%


(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.88% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    196

FINANCIAL HIGHLIGHTS

THE HARTFORD MONEY MARKET FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(2)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $  1.00      $  1.00        $  1.00       $  1.00
Income from investment operations:
   Net investment income (loss)                                    0.007         .008          0.017          0.04
   Net realized and unrealized gain
      (loss) on investments                                         0.00         0.00           0.00          0.00
                                                                 -------      -------        -------       -------
Total from investment operations                                   0.007         .008          0.017          0.04
Less distributions:
   Dividends from net investment income                           (0.007)      (0.008)        (0.017)        (0.04)
   Distributions from capital gains                                 0.00         0.00           0.00          0.00
   Returns of capital                                               0.00         0.00           0.00          0.00
                                                                 -------      -------        -------       -------
Total distributions                                               (0.007)      (0.008)        (0.017)        (0.04)
                                                                 -------      -------        -------       -------
Net asset value, end of period                                   $  1.00      $  1.00        $  1.00       $  1.00
                                                                 =======      =======        =======       =======
TOTAL RETURN(1)                                                     0.72%        0.78%          1.72%         4.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                                $ 9,698      $ 1,162        $ 2,815       $33,309
Ratio of expenses to average net assets before
   waivers and reimbursements                                       0.56%        0.68%          0.62%         0.61%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       0.55%        0.55%          0.55%         0.55%
Ratio of net investment income (loss) to average
   net assets                                                       0.96%        0.84%          1.51%         4.08%
Portfolio turnover rate                                              N/A          N/A           N/A            N/A



(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.









(2) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MUTUAL FUNDS                                                    197

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP GROWTH FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION.]



THE HARTFORD MUTUAL FUNDS                                                    198

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT MIDCAP VALUE FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION.]



THE HARTFORD MUTUAL FUNDS                                                    199

FINANCIAL HIGHLIGHTS


THE HARTFORD SELECT SMALLCAP GROWTH FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION.]



THE HARTFORD MUTUAL FUNDS                                                    200

FINANCIAL HIGHLIGHTS

THE HARTFORD SHORT DURATION FUND -- CLASS Y


                                                               PERIOD ENDED:
                                                 YEAR ENDED:    11/28/2003-
                                                 10/31/2005    10/31/2004(5)
                                                 -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $ 10.11
Income from Investment Operations:
   Net investment income (loss)                                     0.30
   Net realized and unrealized gain (loss)
      on investments                                               (0.04)
                                                                 -------
Total from investment operations                                    0.26
Less distributions:
   Dividends from net investment income                            (0.30)
   Distributions from capital gains                                 0.00
   Returns of capital                                               0.00
                                                                 -------
Total distributions                                                (0.30)
                                                                 -------
Net asset value, end of period                                   $ 10.07
                                                                 =======
TOTAL RETURN(3)                                                     2.62%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $31,429
Ratio of expenses to average net assets before
   waivers and reimbursements                                       0.61%(1)
Ratio of expenses to average net assets after
   waivers and reimbursements                                       0.60%(1)
Ratio of net investment income (loss) to
   average net assets                                               3.03%(1)
Portfolio turnover rate(4)                                           108%


(1)  Annualized.

(2)  Not annualized.

(3) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)  Class Y shares of the fund commenced operations on November 28, 2003.


THE HARTFORD MUTUAL FUNDS                                                    201

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALL COMPANY FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 14.83       $ 10.27       $ 12.35        $ 18.50
Income from investment operations:
   Net investment income (loss)                                   (0.06)        (0.09)        (0.06)         (0.02)
   Net realized and unrealized gain
      (loss) on investments                                        0.97          4.65         (2.02)         (5.54)
                                                                -------       --------      -------        -------
Total from investment operations                                   0.91          4.56         (2.08)         (5.56)
Less distributions:
   Dividends from net investment
      income                                                       0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (0.59)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------       -------       -------        -------
Total distributions                                                0.00          0.00          0.00          (0.59)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $ 15.74       $ 14.83       $ 10.27        $ 12.35
                                                                ========      =======       =======        =======
TOTAL RETURN(2)                                                    6.14%        44.40%       (16.84%)       (31.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                               $15,731       $14,472       $10,834        $33,473
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.99%         1.05%         1.00%          0.95%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.99%(4)      1.00%         1.00%          0.95%
Ratio of net investment income (loss) to average
   net assets                                                     (0.71%)       (0.73%)       (0.53%)        (0.14%)
Portfolio turnover rate(1)                                          142%          179%          226%           224%












(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.



(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.94% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    202

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS Y



                                                                YEARS ENDED:                PERIOD ENDED:
                                                   --------------------------------------     2/19/2002-
                                                   10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                   ----------   ------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $23.06         $15.61       $ 20.21
Income from Investment Operations:
   Net investment income (loss)                                   (0.02)         (0.08)        (0.08)
   Net realized and unrealized gain (loss) on
      investments                                                  1.84           7.53         (4.52)
                                                                 ------         ------       -------
Total from investment operations                                   1.82           7.45         (4.60)
Less distributions:
   Dividends from net investment income                            0.00           0.00          0.00
   Distributions from capital gains                                0.00           0.00          0.00
   Returns of capital                                              0.00           0.00          0.00
                                                                 ------         ------       -------
Total distributions                                                0.00           0.00          0.00
                                                                 ------         ------       -------
Net asset value, end of period                                   $24.88         $23.06       $ 15.61
                                                                 ======         ======       =======
TOTAL RETURN(1)                                                    7.89%         47.72%       (22.77%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $5,788         $    1       $     1
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.03%          1.11%         1.06%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.03%(5)       1.10%         1.00%(2)
Ratio of net investment income (loss) to average
   net assets                                                     (0.47%)        (0.46%)       (0.60%)(2)
Portfolio turnover rate(4)                                          102%           122%           93%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.02% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    203

FINANCIAL HIGHLIGHTS

THE HARTFORD STOCK FUND -- CLASS Y


                                                                              YEARS ENDED:
                                                   -----------------------------------------------------------------
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                   ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 16.81       $ 14.15       $ 17.31        $ 23.85
Income from investment operations:
   Net investment income (loss)                                    0.10          0.12          0.10           0.09
   Net realized and unrealized gain (loss) on
      investments                                                  0.58          2.54         (3.26)         (5.55)
                                                                -------       -------       -------        -------
Total from investment operations                                   0.68          2.66         (3.16)         (5.46)
Less distributions:
   Dividends from net investment Income                            0.00          0.00          0.00           0.00
   Distributions from capital gains                                0.00          0.00          0.00          (1.08)
   Returns of capital                                              0.00          0.00          0.00           0.00
                                                                -------       -------       -------        -------
Total distributions                                                0.00          0.00          0.00          (1.08)
                                                                -------       -------       -------        -------
Net asset value, end of period                                  $ 17.49       $ 16.81       $ 14.15        $ 17.31
                                                                =======       =======       =======        =======
TOTAL RETURN(2)                                                    4.04%        18.80%       (18.26%)       (23.93%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $80,932       $42,894       $34,116        $27,004
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.80%         0.88%         0.85%          0.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.80%(4)      0.88%         0.85%          0.79%
Ratio of net investment income (loss) to average
   net assets                                                      0.80%         0.84%         0.58%          0.54%
Portfolio turnover rate(1)                                           29%           37%           48%            38%



(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



(4) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.80% for Class Y.



THE HARTFORD MUTUAL FUNDS                                                    204

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS Y



                                                                YEARS ENDED:                 PERIOD ENDED:
                                                 -----------------------------------------     2/19/2002-
                                                 10/31/2005    10/31/2004    10/31/2003(5)     10/31/2002
                                                 ----------   ------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.47         $10.49         $10.29
Income from Investment Operations:
   Net investment income (loss)                                    0.43           0.40           0.29
   Net realized and unrealized gain (loss) on
      investments                                                  0.24           0.06           0.20
                                                                 ------         ------         ------
Total from investment operations                                   0.67           0.46           0.49
Less distributions:
   Dividends from net investment income                           (0.43)         (0.43)         (0.29)
   Distributions from capital gains                               (0.27)         (0.05)          0.00
   Returns of capital                                              0.00           0.00           0.00
                                                                 ------         ------         ------
Total distributions                                               (0.70)         (0.48)         (0.29)
                                                                 ------         ------         ------
Net asset value, end of period                                   $10.44         $10.47         $10.49
                                                                 ======         ======         ======
TOTAL RETURN(1)                                                    6.58%          4.50%          4.92%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $    1         $    1         $    1
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.85%          0.91%          0.65%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.85%          0.80%          0.65%(2)
Ratio of net investment income (loss) to
   average net assets                                              4.07%          3.82%          3.83%(2)
Portfolio turnover rate(4)                                           22%            17%            36%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    205

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS Y


                                                                YEARS ENDED:                PERIOD ENDED:
                                                   --------------------------------------     2/19/2002-
                                                   10/31/2005    10/31/2004    10/31/2003     10/31/2002
                                                   ----------   ------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $11.06        $11.28       $10.99
Income from Investment Operations:
   Net investment income (loss)                                      0.47          0.45         0.33
   Net realized and unrealized gain (loss) on
      investments                                                    0.32          0.04         0.27
                                                                   ------        ------       ------
Total from investment operations                                     0.79          0.49         0.60
Less distributions:
   Dividends from net investment income                             (0.48)        (0.46)       (0.31)
   Distributions from capital gains                                 (0.17)        (0.25)        0.00
   Returns of capital                                                0.00          0.00         0.00
                                                                   ------        ------       ------
Total distributions                                                 (0.65)        (0.71)       (0.31)
                                                                   ------        ------       ------
Net asset value, end of period                                     $11.20        $11.06       $11.28
                                                                   ======        ======       ======
TOTAL RETURN(1)                                                      7.36%         4.53%        5.52%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $    1        $    1       $    1
Ratio of expenses to average net assets before
   waivers and reimbursements                                        0.91%         1.17%        0.63%(2)
Ratio of expenses to average net assets after
   waivers and reimbursements                                        0.91%         0.85%        0.63%(2)
Ratio of net investment income (loss) to average
   net assets                                                        4.23%         4.06%        4.15%(2)
Portfolio turnover rate(4)                                             18%           35%          47%


(1) Assumes initial investment at net asset value at the beginning of each period, re i nvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduce d if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


THE HARTFORD MUTUAL FUNDS                                                    206

FINANCIAL HIGHLIGHTS

THE HARTFORD TOTAL RETURN BOND FUND -- CLASS Y


                                                                            YEARS ENDED:
                                                 -----------------------------------------------------------------
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002(3)   10/31/2001
                                                 ----------   ----------   ----------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  11.24     $ 10.87        $ 10.99       $ 10.22
Income from investment operations:
   Net investment income (loss)                                    0.39        0.53           0.45          0.61
   Net realized and unrealized gain
      (loss) on investments                                        0.21        0.50           0.08          0.73
                                                               --------     -------        -------       -------
Total from investment operations                                   0.60        1.03           0.53          1.34
Less distributions:
   Dividends from net investment income                           (0.41)      (0.55)         (0.58)        (0.57)
   Distributions from capital gains                               (0.37)      (0.11)         (0.07)         0.00
   Returns of capital                                              0.00        0.00           0.00          0.00
                                                               --------     -------        -------       -------
Total distributions                                               (0.78)      (0.66)         (0.65)        (0.57)
                                                               --------     -------        -------       -------
Net asset value, end of period                                 $  11.06     $ 11.24        $ 10.87       $ 10.99
                                                               ========     =======        =======       =======
TOTAL RETURN(2)                                                    5.64%       9.68%          5.01%        13.46%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                              $101,360     $60,125        $39,778       $43,635
Ratio of expenses to average net assets before
   waivers and reimbursements                                      0.74%       0.81%          0.78%         0.75%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      0.74%       0.80%          0.78%         0.75%
Ratio of net investment income (loss) to
   average net assets                                              3.48%       3.82%          5.16%         5.50%
Portfolio turnover rate(1)                                          171%        199%           149%          196%



(1) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.









(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.



(3) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MUTUAL FUNDS                                                    207

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS Y


                                                         YEARS ENDED:               PERIOD ENDED:
                                             ------------------------------------     2/19/2002-
                                             10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                             ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 9.68       $ 9.89       $ 9.50
Income from Investment Operations:
   Net investment income (loss)                               0.44         0.45         0.32
   Net realized and unrealized gain (loss)
      on investments                                         (0.02)       (0.20)        0.36
                                                            ------       ------       ------
Total from investment operations                              0.42         0.25         0.68
Less distributions:
   Dividends from net investment income                      (0.44)       (0.46)       (0.29)
   Distributions from capital gains                           0.00         0.00         0.00
   Returns of capital                                         0.00         0.00         0.00
                                                            ------       ------       ------
Total distributions                                          (0.44)       (0.46)       (0.29)
                                                            ------       ------       ------
Net asset value, end of period                              $ 9.66       $ 9.68       $ 9.89
                                                            ======       ======       ======
TOTAL RETURN(1)                                               4.48%        2.51%        7.32%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $    1       $    1       $    1
Ratio of expenses to average net assets
   before waivers and reimbursements                          0.83%        0.87%        0.74%(2)
Ratio of expenses to average net assets
   after waivers and reimbursements                           0.83%        0.80%        0.74%(2)
Ratio of net investment income (loss) to
   average net assets                                         4.51%        4.50%        4.36%(2)
Portfolio turnover rate(4)                                     110%         108%         218%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.


THE HARTFORD MUTUAL FUNDS                                                    208

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE FUND -- CLASS Y


                                                                        YEARS ENDED:                          PERIOD ENDED:
                                                 ----------------------------------------------------------     4/30/2001-
                                                 10/31/2005   10/31/2004(6)   10/31/2003(6)   10/31/2002(6)   10/31/2001(1)
                                                 ----------   -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $  8.95         $ 7.64         $  9.04       $10.00
Income from Investment Operations:
   Net investment income (loss)                                     0.10           0.16            0.09         0.05
   Net realized and unrealized gain (loss) on
      investments                                                   0.77           1.25           (1.44)       (1.01)
                                                                 -------         ------         -------       ------
Total from investment operations                                    0.87           1.41           (1.35)       (0.96)
Less distributions:
   Dividends from net investment income                            (0.11)         (0.10)           0.00         0.00
   Distributions from capital gains                                 0.00           0.00           (0.05)        0.00
   Returns of capital                                               0.00           0.00            0.00         0.00
                                                                 -------         ------         -------       ------
Total distributions                                                (0.11)         (0.10)          (0.05)        0.00
                                                                 -------         ------         -------       ------
Net asset value, end of period                                   $  9.71         $ 8.95         $  7.64       $ 9.04
                                                                 =======         ======         =======       ======
TOTAL RETURN(5)                                                     9.76%         18.66%         (15.05%)      (9.60%)(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $21,373         $   27         $   230       $  271
Ratio of expenses to average net assets before
   waivers and reimbursements                                       0.91%          1.00%           0.98%        1.09%(3)
Ratio of expenses to average net assets after
   waivers and reimbursements                                       0.91%(7)       1.00%           0.98%        1.00%(3)
Ratio of net investment income (loss) to
   average net assets                                               1.32%          1.46%           1.09%        0.98%(3)
Portfolio turnover rate(4)                                            34%            35%             35%          12%


(1)  The fund became effective and open for investment on April 30, 2001.

(2)  Not annualized.

(3)  Annualized.

(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(6) Per share amounts have been calculated using average shares outstanding method.

(7) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 0.90% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    209

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS Y


                                                                                        YEARS ENDED:               PERIOD ENDED:
                                                                            ------------------------------------     2/19/2002-
                                                                            10/31/2005   10/31/2004   10/31/2003     10/31/2002
                                                                            ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $ 12.22        $ 9.30      $ 11.73
Income from Investment Operations:
Net investment income (loss)                                                                0.01          0.01         0.05
Net realized and unrealized gain (loss) on investments                                      1.94          2.91        (2.48)
                                                                                         -------        ------      -------
Total from investment operations                                                            1.95          2.92        (2.43)
Less distributions:
   Dividends from net investment income                                                     0.00          0.00         0.00
   Distributions from capital gains                                                         0.00          0.00         0.00
   Returns of capital                                                                       0.00          0.00         0.00
                                                                                         -------        ------      -------
Total distributions                                                                         0.00          0.00         0.00
                                                                                         -------        ------      -------
Net asset value, end of period                                                           $ 14.17        $12.22      $  9.30
                                                                                         =======        ======      =======
TOTAL RETURN(1)                                                                            15.96%        31.40%      (20.75%)(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $10,101        $    1      $     1
Ratio of expenses to average net assets before waivers and reimbursements                   1.16%         1.33%        1.13%(2)
Ratio of expenses to average net assets after waivers and reimbursements                    1.16%(5)      1.25%        1.00%(2)
Ratio of net investment income (loss) to average net assets                                 0.34%         0.08%        0.49%(2)
Portfolio turnover rate(4)                                                                    52%           57%          70%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(2)  Annualized.


(3)  Not annualized.


(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursement. Had the commission recapture been included, the ratio would have been 1.15% for Class Y.


THE HARTFORD MUTUAL FUNDS                                                    210

FINANCIAL HIGHLIGHTS


THE HARTFORD RETIREMENT INCOME FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    211

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2010 FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    212

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2020 FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    213

FINANCIAL HIGHLIGHTS


THE HARTFORD TARGET RETIREMENT 2030 FUND -- CLASS Y



[PLEASE PROVIDE INFORMATION]



THE HARTFORD MUTUAL FUNDS                                                    214

             PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL
                     SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:


a)   management;



b)   use; and



c)   protection;


of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:


a)   service your TRANSACTIONS with us; and



b)   support our business functions.


We may obtain PERSONAL INFORMATION from:


a)   YOU;



b)   your TRANSACTIONS with us; and



c)   third parties such as a consumer-reporting agency.


Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:


a)   your name;



b)   your address;



c)   your income;



d)   your payment; or



e)   your credit history;


may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:


a)   our insurance companies;



b)   our employee agents;



c)   our brokerage firms; and



d)   our administrators.


As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:


a)   market our products; or



b)   market our services;


to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:


a)   independent agents;



b)   brokerage firms;



c)   insurance companies;



d)   administrators; and



e)   service providers;


who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:


a)   taking surveys;



b)   marketing our products or services; or



c) offering financial products or services under a joint agreement between us and one or more financial institutions.


We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:


a)   "opt-out;" or



b)   "opt-in;"


as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:


a)   your proper written authorization; or



b)   as otherwise allowed or required by law.


Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:


a)   underwriting policies;



b)   paying claims;



c)   developing new products; or



d)   advising customers of our products and services.


We use manual and electronic security procedures to maintain:


a)   the confidentiality; and



b)   the integrity of;


PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.


THE HARTFORD MUTUAL FUNDS                                                    215

Some techniques we use to protect PERSONAL INFORMATION include:


a)   secured files;



b)   user authentication;



c)   encryption;



d)   firewall technology; and



e)   the use of detection software.


We are responsible for and must:


a)   identify information to be protected;



b)   provide an adequate level of protection for that data;



c) grant access to protected data only to those people who must use it in the performance of their job-related duties.


Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:


a)   credit history;



b)   income;



c)   financial benefits; or



d)   policy or claim information.


PERSONAL HEALTH INFORMATION means health information such as:


a)   your medical records; or



b)   information about your illness, disability or injury.


PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:


a)   PERSONAL FINANCIAL INFORMATION; and



b)   PERSONAL HEALTH INFORMATION.


Transaction MEANS YOUR BUSINESS DEALINGS WITH US, SUCH AS:


A)   YOUR Application;



B)   YOUR REQUEST FOR US TO PAY A CLAIM; AND



C)   YOUR REQUEST FOR US TO TAKE AN ACTION ON YOUR ACCOUNT.


YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:


a)   asking about;



b)   applying for; or



c)   obtaining;


a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.


THE HARTFORD MUTUAL FUNDS                                                    216

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.



THE HARTFORD MUTUAL FUNDS                                                    217

FUND CODE, CUSIP NUMBER AND SYMBOL


NAME                                                   CLASS SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                                   ------------   ---------   ------------   ------
The Hartford Advisers Fund                                   Y            213       416645786     IHAYX
The Hartford Capital Appreciation Fund                       Y            216       416645604     HCAYX
The Hartford Capital Appreciation II Fund                    Y           1208       416648566     HCTYX
The Hartford Disciplined Equity Fund                         Y            260       416645653     HGIYX
The Hartford Dividend and Growth Fund                        Y            225       416645828     HDGYX
The Hartford Equity Income Fund                              Y           1661       416648855     HQIYX
The Hartford Floating Rate Fund                              Y           1212       416648525     HFLYX
The Hartford Focus Fund                                      Y           1272       416646867     HFFYX
The Hartford Global Communications Fund                      Y           1227       416645323     HGCYX
The Hartford Global Financial Services Fund                  Y           1223       416645273     HGFYX
The Hartford Global Health Fund                              Y           1613       416645364     HGHYX
The Hartford Global Leaders Fund                             Y            315       416645497     HGLYX
The Hartford Global Technology Fund                          Y           1609       416645414     HGTYX
The Hartford Growth Fund                                     Y           1231       416529626     HGWYX
The Hartford Growth Opportunities Fund                       Y           1621       416529816     HGOYX
The Hartford High Yield Fund                                 Y            204       416645455     HAHYX
The Hartford Income Fund                                     Y           1641       416648848     HTIYX
The Hartford Inflation Plus Fund                             Y           1649       416648830     HIPYX
The Hartford International Capital Appreciation Fund         Y           1276       416646800     HNCYX
The Hartford International Opportunities Fund                Y            209       416645885     HAOYX
The Hartford International Small Company Fund                Y           1280       416646883     HNSYX
The Hartford MidCap Fund                                     Y            229       416645687     HMDYX
The Hartford MidCap Value Fund                               Y           1284       416646875     HMVYX
The Hartford Money Market Fund                               Y            201       416645729     HAYXX
The Hartford Select MidCap Growth Fund                       Y           1204       416648616     HSMYX
The Hartford Select MidCap Value Fund                        Y           1216       416648475     HSVYX
The Hartford Select SmallCap Growth Fund                     Y           1251       416648434     HFSYX
The Hartford Short Duration Fund                             Y           1645       416648822     HSDYX
The Hartford Small Company Fund                              Y            979       416645307     HSCYX
The Hartford SmallCap Growth Fund                            Y           1625       416529808     HSLYX
The Hartford Stock Fund                                      Y            222       416645851     HASYX
The Hartford Tax-Free California Fund                        Y            N/A             N/A       N/A
The Hartford Tax-Free Minnesota Fund                         Y           1629       416529527     HTMYX
The Hartford Tax-Free National Fund                          Y           1633       416529428     HTNYX
The Hartford Tax-Free New York Fund                          Y            N/A             N/A       N/A
The Hartford Total Return Bond Fund                          Y            219       416645752     HABYX
The Hartford U.S. Government Securities Fund                 Y           1637       416529329     HUSYX
The Hartford Value Fund                                      Y           1288       416646701     HVFYX
The Hartford Value Opportunities Fund                        Y           1617       416529717     HVOYX
The Hartford Retirement Income Fund                          Y           1235       416648418     HTRYX
The Hartford Target Retirement 2010 Fund                     Y           1239       416648368     HTTYX
The Hartford Target Retirement 2020 Fund                     Y           1243       416648327     HTWYX
The Hartford Target Retirement 2030 Fund                     Y           1247       416648277     HTHYX



THE HARDFORD MUTUAL FUNDS                                                    218

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:


ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:
The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:
1-888-843-7824

ON THE INTERNET:
www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:
Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

                            THE HARTFORD MUTUAL FUNDS

                                             CLASS L, CLASS M, CLASS N, CLASS H,
                                             CLASS Z AND CLASS E SHARES

                                   PROSPECTUS


                                   _____, 2006


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE HARTFORD GROWTH FUND
THE HARTFORD GROWTH OPPORTUNITIES FUND
THE HARTFORD SMALLCAP GROWTH FUND
THE HARTFORD TAX-FREE MINNESOTA FUND
THE HARTFORD TAX-FREE NATIONAL FUND
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
THE HARTFORD VALUE OPPORTUNITIES FUND

                            THE HARTFORD MUTUAL FUNDS
                                 P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS

Introduction                   Introduction

A summary of each fund's       The Hartford Growth Fund
goals, principal strategies,   The Hartford Growth Opportunities Fund
main risks, performance        The Hartford SmallCap Growth Fund
and expenses                   The Hartford Tax-Free Minnesota Fund
                               The Hartford Tax-Free National Fund
                               The Hartford U.S. Government Securities Fund
                               The Hartford Value Opportunities Fund

Description of other           Investment strategies and investment matters
investment strategies and
investment risks

Investment manager and         Management of the funds
management fee information

Information on your            About your account
account                        Share classes
                               How sales charges are calculated
                               Sales charge reductions and waivers
                               Adding to an account
                               Buying shares
                               Selling shares
                               Transaction policies
                               Dividends and account policies
                               Additional investor services

Further information on the     Financial Highlights
funds                          Privacy policy
                               Fund code, CUSIP number and symbol
                               For more information                           back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L, M, N, H, Z and E shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund, as applicable.

Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


THE HARTFORD MUTUAL FUNDS II, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."



THE HARTFORD MUTUAL FUNDS                                                      2

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cash flow generation, high margins, high returns on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Wellington Management utilizes what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD GROWTH FUND

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    18.56%
1997    23.80%
1998    29.63%
1999    34.67%
2000    -4.95%
2001   -14.60%
2002   -24.65%
2003    32.97%
2004    12.14%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                                                1 YEAR   5 YEAR   10 YEAR
                                                                                ------   ------   -------
Class L Return Before Taxes                                                      ____%    ____%    ____%
Class L Return After Taxes on Distributions                                      ____%    ____%    ____%
Class L Return After Taxes on Distributions and Sale of Fund Shares              ____%    ____%    ____%
Class M Return Before Taxes                                                      ____%    ____%    ____%
Class N Return Before Taxes                                                      ____%    ____%    ____%
Class H Return Before Taxes                                                      ____%    ____%    ____%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)    ____%    ____%    ____%

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      4

THE HARTFORD GROWTH FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                      CLASS M
                                                                        AND
                                                            CLASS L   CLASS H   CLASS N
                                                            -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                        4.75%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever
      is less)                                              None(1)    4.00%     1.00%
   Exchange fees                                            None       None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                          ____%      ____%     ____%
   Distribution and service (12b-1) fees                    0.25%      1.00%     1.00%
   Other expenses                                           ____%      ____%     ____%
   Total annual operating expenses(2)                       ____%      ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H
--------------------------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____
Year 3                        $____     $____     $____     $____
Year 5                        $____     $____     $____     $____
Year 10                       $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H
-----------------------------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____
Year 3                           $____     $____     $____     $____
Year 5                           $____     $____     $____     $____
Year 10                          $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N, H and Z shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower, and the actual returns of Class Z shares would be higher, than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


THE HARTFORD MUTUAL FUNDS                                                      6

THE HARTFORD GROWTH OPPORTUNITIES FUND

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    17.18%
1997    13.74%
1998    18.97%
1999    53.67%
2000     3.47%
2001   -24.11%
2002   -28.30%
2003    44.11%
2004    16.62%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                                                               SINCE
                                                                                           INCEPTION(1)
                                                             1 YEAR   5 YEARS   10 YEARS      CLASS Z
                                                             ------   -------   --------   ------------
Class L Return Before Taxes                                   ____%    ____%      ____%       N/A
Class L Return After Taxes on Distributions                   ____%    ____%      ____%       N/A
Class L Return After Taxes on Distributions and Sale
   of Fund Shares                                             ____%    ____%      ____%       N/A
Class M Return Before Taxes                                   ____%    ____%      ____%       N/A
Class N Return Before Taxes                                   ____%    ____%      ____%       N/A
Class H Return Before Taxes                                   ____%    ____%      ____%       N/A
Class Z Return Before Taxes                                   ____%    ____%       N/A       ____%
Russell 3000 Growth Index (reflects no deduction for fees,
   expenses or taxes)                                         ____%    ____%      ____%      ____%(2)

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)  Inception date March 1, 1996.


(2)  Return is from 2/28/1996 -- 12/31/2005.



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GROWTH OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                          CLASS M
                                                                                            AND
                                                                                CLASS L   CLASS H   CLASS N   CLASS Z
                                                                                -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
      of offering price                                                         4.75%      None      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or
      redemption proceeds, whichever is less)                                   None(1)    4.00%     1.00%     None
   Exchange fees                                                                None       None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                              ____%      ____%     ____%     ____%
   Distribution and service (12b-1) fees                                        0.25%      1.00%     1.00%     None
   Other expenses                                                               ____%      ____%     ____%     ____%
   Total annual operating expenses (2)                                          ____%      ____%     ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H   CLASS Z
--------------------------   -------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____     $____
Year 3                        $____     $____     $____     $____     $____
Year 5                        $____     $____     $____     $____     $____
Year 10                       $____     $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H   CLASS Z
-----------------------------   -------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____     $____
Year 3                           $____     $____     $____     $____     $____
Year 5                           $____     $____     $____     $____     $____
Year 10                          $____     $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                      8

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $___ million and $___ billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom-up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.


THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD SMALLCAP GROWTH FUND

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996     6.93%
1997     1.52%
1998    19.85%
1999   111.43%
2000   -13.95%
2001   -21.97%
2002   -29.17%
2003    49.47%
2004    15.20%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                                                1 YEAR   5 YEARS   10 YEARS
                                                                                ------   -------   --------
Class L Return Before Taxes                                                      ____%    ____%      ____%
Class L Return After Taxes on Distributions                                      ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale of Fund Shares              ____%    ____%      ____%
Class M Return Before Taxes                                                      ____%    ____%      ____%
Class N Return Before Taxes                                                      ____%    ____%      ____%
Class H Return Before Taxes                                                      ____%    ____%      ____%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%


THE HARTFORD MUTUAL FUNDS                                                     10

THE HARTFORD SMALLCAP GROWTH FUND

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                                     CLASS M
                                                                                                       AND
                                                                                           CLASS L   CLASS H   CLASS N
                                                                                           -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of offering price      4.75%      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
      proceeds, whichever is less)                                                         None(1)    4.00%     1.00%
   Exchange fees                                                                           None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                                         ____%      ____%     ____%
   Distribution and service (12b-1) fees                                                   0.25%      1.00%     1.00%
   Other expenses                                                                          ____%      ____%     ____%
   Total annual operating expenses(2)                                                      ____%      ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H
--------------------------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____
Year 3                        $____     $____     $____     $____
Year 5                        $____     $____     $____     $____
Year 10                       $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)   CLASS L   CLASS M   CLASS N   CLASS H
-----------------------------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____
Year 3                           $____     $____     $____     $____
Year 5                           $____     $____     $____     $____
Year 10                          $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD TAX-FREE MINNESOTA FUND

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its net assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") ("Aaa", "Aa", "A" or "Baa"), by Standard & Poor's Corporation ("S&P") ("AAA", "AA", "A" or "BBB") and by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.


THE HARTFORD MUTUAL FUNDS                                                     12

THE HARTFORD TAX-FREE MINNESOTA FUND

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    2.99%
1997    7.76%
1998    5.76%
1999   -2.57%
2000   10.54%
2001    3.69%
2002    8.80%
2003    5.16%
2004    4.47%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                                        1 YEAR   5 YEARS   10 YEARS
                                                                        ------   -------   --------
Class E Return Before Taxes                                              ____%    ____%      ____%
Class E Return After Taxes on Distributions                              ____%    ____%      ____%
Class E Return After Taxes on Distributions and Sale of Fund Shares      ____%    ____%      ____%
Class L Return Before Taxes                                              ____%    ____%      ____%
Class M Return Before Taxes                                              ____%    5.22%      ____%
Class N Return Before Taxes                                              ____%    5.54%      ____%
Class H Return Before Taxes                                              ____%    5.17%      ____%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees,
   expenses or taxes)                                                    ____%    7.21%      ____%


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD TAX-FREE MINNESOTA FUND

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                             CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
                                                                             -------   -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage of
      offering price                                                         4.50%     4.50%      None      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase price
      or redemption proceeds, whichever is less)                             None(1)   None(1)    4.00%     1.00%     4.00%
   Exchange fees                                                             None      None       None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                           ____%     ____%      ____%     ____%     ____%
   Distribution and service (12b-1) fees                                      None     0.25%      1.00%     1.00%     1.00%
   Other expenses                                                            ____%     ____%      ____%     ____%     ____%
   Total annual operating expenses(2)                                        ____%     ____%      ____%     ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 0.90%, 1.60%, 1.60% and 1.60%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)   CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
--------------------------   -------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____     $____
Year 3                        $____     $____     $____     $____     $____
Year 5                        $____     $____     $____     $____     $____
Year 10                       $____     $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)   CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
-----------------------------   -------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____     $____
Year 3                           $____     $____     $____     $____     $____
Year 5                           $____     $____     $____     $____     $____
Year 10                          $____     $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                     14

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), by S&P ("AAA", "AA", "A" or "BBB") and by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, is below investment grade. Debt securities rated below investment grade are commonly referred to as "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from five to thirty years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD TAX-FREE NATIONAL FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    3.17%
1997    8.73%
1998    5.23%
1999   -3.66%
2000    9.96%
2001    3.50%
2002    9.89%
2003    5.01%
2004    5.35%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                              1 YEAR   5 YEAR   10 YEARS
                                                              ------   ------   --------
Class E Return Before Taxes                                    ____%    ___%      ____%
Class E Return After Taxes on Distributions                    ____%    ___%      ____%
Class E Return After Taxes on Distributions and Sale
   of Fund Shares                                              ____%    ___%      ____%
Class L Return Before Taxes                                    ____%    ___%      ____%
Class M Return Before Taxes                                    ____%    ___%      ____%
Class N Return Before Taxes                                    ____%    ___%      ____%
Class H Return Before Taxes                                    ____%    ___%      ____%
Lehman Brothers Municipal Bond Index (reflects no deduction
   for fees, expenses or taxes)                                ____%    ___%      ____%

INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     16

THE HARTFORD TAX-FREE NATIONAL FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                       CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
                                                                       -------   -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage
      of offering price                                                4.50%     4.50%      None      None      None
   Maximum deferred sales charge (load) (as a percentage of purchase
      price or redemption proceeds, whichever is less)                 None(1)   None(1)    4.00%     1.00%     4.00%
   Exchange fees                                                       None      None       None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                     ____%     ____%      ____%     ____%     ____%
   Distribution and service (12b-1) fees                               None      0.25%      1.00%     1.00%     1.00%
   Other expenses                                                      ____%     ____%      ____%     ____%     ____%
   Total annual operating expenses(2)                                  ____%     ____%      ____%     ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.05%, 1.75%, 1.75% and 1.75%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)   CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
--------------------------   -------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____     $____
Year 3                        $____     $____     $____     $____     $____
Year 5                        $____     $____     $____     $____     $____
Year 10                       $____     $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)   CLASS E   CLASS L   CLASS M   CLASS N   CLASS H
-----------------------------   -------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____     $____
Year 3                           $____     $____     $____     $____     $____
Year 5                           $____     $____     $____     $____     $____
Year 10                          $____     $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with an average life of between five and fifteen years.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.




PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class E shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class E shares. The annual return variability of the fund's Class L, M, N and H shares would be substantially similar to that shown for Class E shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class L, M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class E shares because of differences in the expenses borne by each class of shares.


THE HARTFORD MUTUAL FUNDS                                                     18

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS E TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                               (PERFORMANCE GRAPH)

1996    3.36%
1997    8.92%
1998    8.52%
1999   -1.99%
2000   11.50%
2001    7.49%
2002   11.12%
2003    1.20%
2004    3.73%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                         1 YEAR   5 YEAR   10 YEARS
                                                         ------   ------   --------
Class E Return Before Taxes                               ____%    ___%      ____%
Class E Return After Taxes on Distributions               ____%    ___%      ____%
Class E Return After Taxes on Distributions
   and Sale of Fund Shares                                ____%    ___%      ____%
Class L Return Before Taxes                               ____%    ___%      ____%
Class M Return Before Taxes                               ____%    ___%      ____%
Class N Return Before Taxes                               ____%    ___%      ____%
Class H Return Before Taxes                               ____%    ___%      ____%
Lehman Brothers U.S. Government Index
   (reflects no deduction for fees, expenses or taxes)    ____%    ___%      ____%

INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                                         CLASS M
                                                                                           AND
                                                                     CLASS E   CLASS L   CLASS H   CLASS N
                                                                     -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases
      as a percentage of offering price                              4.50%     4.50%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption proceeds, whichever is less)   None(1)   None(1)    4.00%     1.00%
   Exchange fees                                                     None      None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                   ____%     ____%      ____%     ____%
   Distribution and service (12b-1) fees                             None      0.25%      1.00%     1.00%
   Other expenses                                                    ____%     ____%      ____%     ____%
   Total annual operating expenses(2)                                ____%     ____%      ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class E and Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90%, 1.90% and 1.90%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                                                 CLASS M
                                                   AND
EXPENSES (WITH REDEMPTION)   CLASS E   CLASS L   CLASS H   CLASS N
--------------------------   -------   -------   -------   -------
Year 1                        $____     $____     $____     $____
Year 3                        $____     $____     $____     $____
Year 5                        $____     $____     $____     $____
Year 10                       $____     $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

                                                    CLASS M
                                                      AND
EXPENSES (WITHOUT REDEMPTION)   CLASS E   CLASS L   CLASS H   CLASS N
-----------------------------   -------   -------   -------   -------
Year 1                           $____     $____     $____     $____
Year 3                           $____     $____     $____     $____
Year 5                           $____     $____     $____     $____
Year 10                          $____     $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                     20

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:


     -    high fundamental investment value,



     -    a strong management team, and



     -    strong industry position.


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The bar chart information is for the fund's Class L shares. The annual return variability of the fund's Class M, N and H shares would be substantially similar to that shown for Class L shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class M, N and H shares, excluding sales charges, would be lower than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD VALUE OPPORTUNITIES FUND

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                              (PERFORMANCE GRAPH)

1996    19.88%
1997    24.81%
1998     8.38%
1999     8.84%
2000    18.84%
2001    -3.99%
2002   -25.57%
2003    40.85%
2004    17.98%
2005


During the period shown in the bar chart, the highest quarterly return was ____% (____ quarter, ____) and the lowest quarterly return was ____% (____ quarter, ____).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2005


(INCLUDES SALES CHARGES)

                                                                               1 YEAR   5 YEARS   10 YEARS
                                                                               ------   -------   --------
Class L Return Before Taxes                                                     ____%    ____%      ____%
Class L Return After Taxes on Distributions                                     ____%    ____%      ____%
Class L Return After Taxes on Distributions and Sale of Fund Shares             ____%    ____%      ____%
Class M Return Before Taxes                                                     ____%    ____%      ____%
Class N Return Before Taxes                                                     ____%    ____%      ____%
Class H Return Before Taxes                                                     ____%    ____%      ____%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)    ____%    ____%      ____%

INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     22

THE HARTFORD VALUE OPPORTUNITIES FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS M
                                                                       AND
                                                           CLASS L   CLASS H   CLASS N
                                                           -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as
      a percentage of offering price                       4.75%      None      None
   Maximum deferred sales charge (load) (as a percentage
      of purchase price or redemption
      proceeds, whichever is less)                         None(1)    4.00%     1.00%
   Exchange fees                                           None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                         ____%      ____%     ____%
   Distribution and service (12b-1) fees                   0.25%      1.00%     1.00%
   Other expenses                                          ____%      ____%     ____%
   Total annual operating expenses(2)                      ____%      ____%     ____%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has voluntarily agreed to limit the total operating expenses of Class L, Class M, Class N and Class H shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15%, 2.15% and 2.15%, respectively. This policy may be discontinued any time.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

                                       CLASS M
                                         AND
EXPENSES (WITH REDEMPTION)   CLASS L   CLASS H   CLASS N
--------------------------   -------   -------   -------
Year 1                        $____     $____     $____
Year 3                        $____     $____     $____
Year 5                        $____     $____     $____
Year 10                       $____     $____     $____

You would pay the following expenses if you did not redeem your shares:

                                          CLASS M
                                            AND
EXPENSES (WITHOUT REDEMPTION)   CLASS L   CLASS H   CLASS N
-----------------------------   -------   -------   -------
Year 1                           $____     $____     $____
Year 3                           $____     $____     $____
Year 5                           $____     $____     $____
Year 10                          $____     $____     $____


THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund may invest as part of their principal strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although it is not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS

The funds, other than the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control


THE HARTFORD MUTUAL FUNDS                                                     24

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts (HOLDRs), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.



THE HARTFORD MUTUAL FUNDS                                                     25

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Growth Opportunities Fund, SmallCap Growth Fund and U.S. Government Securities Fund [TO BE UPDATED.] are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.


Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside


THE HARTFORD MUTUAL FUNDS                                                     26

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.


Non-dollar securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.


INVESTMENT POLICIES


SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).


DISCLOSURE OF PORTFOLIO HOLDINGS


The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.



THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $___ billion in assets as of December 31, 2005. At the same time, HIFSCO had over $___ billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.



There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies.



While no enforcement actions have been initiated against The Hartford, the SEC and the New York Attorney General's Office are likely to take some action at the conclusion of the on-going investigation related to market timing and the SEC is likely to take some action at the conclusion of the on-going investigation of directed brokerage. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, the Company recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to The Hartford of these matters may exceed or be below the reserve amount, perhaps by a significant amount. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.


In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the funds themselves, and the funds' directors. This litigation is not expected to result in a material adverse effect on the funds.


THE HARTFORD MUTUAL FUNDS                                                     28

MANAGEMENT OF THE FUNDS

THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those subadvised by Hartford Investment Management. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $___ billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management and its wholly-owned subsidiary had investment management authority over approximately $___ billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100,000,000                                                      1.00%
Next $150,000,000                                                       0.80%
Amount Over $250 Million                                                0.70%

TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50,000,000                                                       0.80%
Next $4.95 Billion                                                      0.70%
Next $5 Billion                                                         0.68%
Amount Over $10 Billion                                                 0.67%

TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50,000,000                                                       0.72%
Next $4.95 Billion                                                      0.70%
Next $5 Billion                                                         0.68%
Amount Over $10 Billion                                                 0.67%


THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS


For each fund's fiscal year ended October 31, 2005, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                                             10/31/2005
---------                                                             ----------
The Hartford Growth Fund                                                        %
The Hartford Growth Opportunities Fund                                          %
The Hartford SmallCap Growth Fund                                               %
The Hartford Tax-Free Minnesota Fund                                            %
The Hartford Tax-Free National Fund                                             %
The Hartford U.S. Government Securities Fund                                    %
The Hartford Value Opportunities Fund                                           %


A discussion regarding the basis for the board of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2005.


PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael T. Carmen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



SMALLCAP GROWTH FUND David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.



TAX-FREE MINNESOTA FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.






TAX-FREE NATIONAL FUND Charles Grande, Senior Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.





U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.


THE HARTFORD MUTUAL FUNDS                                                     30

MANAGEMENT OF THE FUNDS


Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.



Russell M. Regenauer, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.



James H. Averill, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the finance, retail, capital goods, health services and paper industries.



David R. Fassnacht, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the communications services, media, pharmaceutical, airline and chemical industries.



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001) focused primarily on the technology, energy, construction and utilities sectors.



David W. Palmer, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, rail, energy and specialty finance sectors.



THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT

SHARE CLASSES

YOU MAY INVEST IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

Each share class has its own cost structure. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class, except Class E and Class Z, has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class M and Class H shares of more than $250,000 or an investment in Class N shares of more than $1,000,000 to invest in Class L shares instead.

CLASS L

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

-    Distribution and service (12b-1) fees of 0.25% for each fund.

CLASS M AND CLASS H

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described under the heading "How Sales Charges are Calculated".

- Automatic conversion to Class L shares after eight years, thus reducing future annual expenses.

- The only difference between Class M and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way. There may be differences in total returns of the two classes due to the accounting method used to allocate income and expenses among the fund classes and the relative sizes of the classes.

CLASS N

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class L shares, so annual expenses continue at the Class N level throughout the life of your investment.

CLASS E -- TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

-    No distribution and service (12b-1) fees.


THE HARTFORD MUTUAL FUNDS                                                     32

ABOUT YOUR ACCOUNT

CLASS Z -- GROWTH OPPORTUNITIES FUND

- No front-end or deferred sales charge; all your money goes to work for you right away.

-    No distribution and service (12b-1) fees.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to an Underwriting Agreement initially approved by the board of directors of The Hartford Mutual Funds II, Inc. (the "Company."). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a fund. HIFSCO is not obligated to sell any specific amount of shares of any fund.

DISTRIBUTION PLANS

The Company, on behalf of the funds, has adopted a separate distribution plan (the "Plan") for each of the Class L, Class M, Class N and Class H shares of each fund, as applicable, pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

CLASS L PLAN Pursuant to the Class L Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

CLASS H PLAN Pursuant to the Class H Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

CLASS M PLAN Pursuant to the Class M Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

CLASS N PLAN Pursuant to the Class N Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.


THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT

In accordance with the terms of the Plans, HIFSCO provides to each fund, for review by the Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the board of directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the board who are not interested persons of the funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the fund affected thereby. A Plan will automatically terminate in the event of its assignment.

HOW SALES CHARGES ARE CALCULATED

CLASS L AND CLASS E sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $100,000        4.75%        4.99%          4.00%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.25%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%

TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT SECURITIES FUND

                                                     DEALER
                        AS A % OF     AS A %      COMMISSION AS
                         OFFERING     OF NET      PERCENTAGE OF
YOUR INVESTMENT           PRICE     INVESTMENT   OFFERING PRICE
---------------         ---------   ----------   --------------
Less than $100,000        4.50%        4.71%          4.00%
$100,000 -- $249,999      3.50%        3.63%          3.00%
$250,000 -- $499,999      2.50%        2.56%          2.25%
$500,000 -- $999,999      2.00%        2.04%          1.75%
$1 million or more(1)        0%           0%             0%

(1) Investments of $1 million or more in Class L and Class E shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus


THE HARTFORD MUTUAL FUNDS                                                     34

ABOUT YOUR ACCOUNT

0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L and Class E shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".

CLASS M AND CLASS H shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE      CDSC
-----------   ----
1st year      4.00%
2nd year      4.00%
3rd year      3.00%
4th year      3.00%
5th year      2.00%
6th year      1.00%

For purposes of Class M and Class H CDSCs, all purchases made during a calendar month are aggregated and deemed to have been made on the first day of that month.

HIFSCO may pay broker-dealers who sell Class M shares a concession equal to 4.00% of the amount invested and an annual fee of 0.25%. Broker-dealers who sell Class H shares are paid a concession of 5.25% of the amount invested.

Class M and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class L shares after eight years. When these shares convert to Class L, a proportionate amount of Class M and Class H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class L.

CLASS N shares are purchased at net asset value. There is no CDSC on shares acquired through reinvestment of dividends and capital gains. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. If you redeem your shares within one year of the date you purchased the shares, you will pay a CDSC of 1.00%.

HIFSCO may pay broker-dealers who sell Class N shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

CLASS Z shares are offered at net asset value. These shares are sold without an initial or contingent sales charge and are offered only by Growth Opportunities Fund.

To determine whether a CDSC applies on Class M, Class H and Class N shares, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares (at their current market value) acquired through reinvestment of dividends and capital gains distributions, (3) Class M and Class H shares held for over 6 years or Class N shares held over 1 year, and (4) Class M and Class H shares held the longest during the six-year period.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable fund to sell the Class L, Class H, Class M and Class N shares without a sales charge being deducted.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS L AND CLASS E SALES CHARGES There are several ways you can combine multiple purchases of Class L or Class E shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify


THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT

Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying purchase.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A, Class L and Class E investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of
     (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.


- LETTER OF INTENT -- lets you purchase Class A, Class L and Class E shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class L or Class E shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- for Class M and Class H shares you owned on February 15, 2002, an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of investment) of your purchases of Class M and Class H shares made on or before February 15, 2002 (this waiver is not available for Class M and Class H shares purchased after February 15, 2002),

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated; provided however that the value of all Class M and Class H shares sold during a year pursuant to the


THE HARTFORD MUTUAL FUNDS                                                     36

ABOUT YOUR ACCOUNT

     CDSC waiver described in the previous bullet point shall be included in calculating the maximum sales allowed without the CDSC pursuant to this waiver,

-    because of shareholder death or disability,

-    because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

-    for retirement plans under the following circumstances:

     (1)  to return excess contributions,

     (2)  hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6)  after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L and Class E shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L or Class E shares of the fund on February 15, 2002:

-    selling brokers and their employees and sales representatives,

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates.

- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.

The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L and Class E shares of a particular fund only for as long as they remain invested in the particular fund and class.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.


THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors described below and in the funds' SAI. This additional compensation is not paid by you.


With the exception of certain compensation arrangements discussed below and in the SAI and "Negotiated Additional Amounts" defined below, these Additional Payments, which are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, may, but are normally not expected to, exceed, in the aggregate, 0.40% of the average net assets of the funds attributable to a particular Financial Intermediary. Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


[With the exception of certain Negotiated Additional Amounts specifically discussed below and in the SAI, payments of Negotiated Additional Amounts did not exceed $500,000 per Financial Intermediary for the calendar year ended December 31, 2005.]



As of [__________,] HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holdings, Inc., NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Royal Alliance Associates, Inc., Securities America, Inc., Sentra Securities Corp., Spelman & Complany, Inc., Southtrust Securities, Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities, Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.



THE HARTFORD MUTUAL FUNDS                                                     38

ABOUT YOUR ACCOUNT


The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. HIFSCO provides additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the funds attributable to Edward Jones, on assets invested in the funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones). In the event that the arrangement with Edward Jones is terminated, HIFSCO may be required to pay Edward Jones additional profit-sharing based compensation. In addition, HIFSCO pays Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $___ million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $___ million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


Aside from Additional Payments made in connection with the sale and distribution of the funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

ADDING TO AN ACCOUNT

YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50 PER FUND) IN THE CLASS L, CLASS M, CLASS N, CLASS H, CLASS E OR CLASS Z SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002, AND ONLY SO LONG AS YOU REMAIN INVESTED IN THAT FUND AND CLASS.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

         ADDRESS:                               PHONE NUMBER:
 THE HARTFORD MUTUAL FUNDS                1-888-THE-STAG (843-7824)
       P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                 ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     39

BUYING SHARES

ON THE WEB

                 TO ACCESS YOUR ACCOUNTS


                 -    Visit www.hartfordinvestor.com.



[INTERNET        -    Login by selecting Hartford  Mutual Funds from the login
GRAPHIC]              section, enter your User ID and password, and select
                      Login. First time users will need to create a PIN by selecting the "Create PIN" link.


                 TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT


                 - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.






                 - Once bank instructions have been established, select " Purchase Shares" from the "Work with Fund" menu, next to the fund you want to purchase into.






                 - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.


                 TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND





                 - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.





                 - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.

                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

                 TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

[PHONE           -    Verify that your bank/credit union is a member of the
GRAPHIC]              Automated Clearing House (ACH) system.

                 - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                 - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.


THE HARTFORD MUTUAL FUNDS                                                     40

                 TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND

                 - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

IN WRITING:
WITH CHECK

[CHECK           -    Make out a check for the investment amount, payable to
GRAPHIC]              "The Hartford Mutual Funds."

                 - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

                 - Deliver the check and your investment slip, or note, to the address listed below.

BY EXCHANGE

                 - Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.

[ARROW           -    Deliver these instructions to your financial
GRAPHIC]              representative or plan administrator, or mail to the
                      address listed below.

                 Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE

                 - Instruct your bank to wire the amount of your investment to:

                           US Bank National Association
                           ABA #091000022, credit account no:
                           1-702-2514-1341
[COMPUTER                  The Hartford Mutual Funds Purchase Account
GRAPHIC]                   For further credit to: (Your name)
                           Hartford Mutual Funds Account Number:
                           (Your account number)

                 Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

          ADDRESS:                                    PHONE NUMBER:
 THE HARTFORD MUTUAL FUNDS                      1-888-THE-STAG (843-7824)
       P.O. BOX 9140
MINNEAPOLIS, MN 55480-9140              OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     41

SELLING SHARES

BY LETTER

                 - Write a letter of instruction or complete a power of attorney indicating the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

[LETTER          -    Include all signatures and any additional documents that
GRAPHIC]              may be required (see "Selling Shares in Writing").

                 - Mail the materials to the address below or to your plan administrator.

                 - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from redemption proceeds.

BY PHONE

                 -    Restricted to sales of up to $50,000 in any 7-day period.

                 -    To place your order with a representative, call the
                      transfer agent at the number below between 8 A.M. and 7
                      P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
[PHONE                Monday through Thursday and between 9:15 A.M. and 6 P.M.
GRAPHIC]              Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                      on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by the Hartford Mutual Funds prior to 4 P.M. Eastern Time (3
                      P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.

                 - For automated service 24 hours a day using your touch-tone phone, call the number below.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

                 - Fill out the "Telephone Exchanges and Telephone Redemption" and "Bank Account or Credit Union Information" sections of your new account application.

                 - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

[COMPUTER        -    Generally, amounts of $500 or more will be wired on the
GRAPHIC]              next business day. Your bank may charge a fee for this
                      service. Wire transfers are available upon request, but may be subject to a nominal fee.

                 - Amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

                 - Phone requests are limited to amounts up to $50,000 in a 7-day period.

BY EXCHANGE

                 -    Obtain a current prospectus for the fund into which you
                      are exchanging by calling your financial representative or
[ARROW                the transfer agent at the number below.
GRAPHIC]
                 -    Call your financial representative or the transfer agent
                      to request an exchange.


THE HARTFORD MUTUAL FUNDS                                                     42

ON THE WEB


TO ACCESS YOUR ACCOUNTS



          -    Visit www.hartfordinvestor.com




[Internet -    Login by selecting Hartford Mutual Funds from the login section,
Graphic]       enter your User ID and password, and select Login.  First time users will need to create a PIN by selecting the "Create PIN" link.



Note: Because of legal and tax restrictions on withdrawals from employer-sponsored retirement accounts (i.e. SEP, SIMPLE and 403(b) plans), you will not be allowed to enter a redemption request for these types of accounts online.



TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK MAILED TO YOUR ADDRESS OF RECORD



          - Select "Redeem Shares" from the "Work with Fund" menu, next to the fund you want to redeem from.



          - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.



TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL FUND



          - Select "Exchange Shares" from the "Work with Fund" menu, next to the fund you want to exchange from.



          - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.



Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

        ADDRESS:                                      PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
     P.O. BOX 64387
 ST. PAUL, MN 55164-0387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     43

SELLING SHARES IN WRITING

BY LETTER

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a Medallion signature guarantee if:

                 -    your address of record has changed within the past 30 days

[LETTER          -    you are selling more than $50,000 worth of shares
GRAPHIC]
                 -    you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER

OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

                 -    Letter of instruction.

                 - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

                 -    Medallion signature guarantee if applicable (see above).

OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                 -    Letter of instruction.

                 - Corporate resolution, certified within the past twelve months.

                 - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

                 -    Medallion signature guarantee if applicable (see above).

OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                 -    Letter of instruction.

                 -    On the letter, the signature(s) of the trustee(s).

                 - Provide a copy of the trust document certified within the past twelve months.

                 -    Medallion signature guarantee if applicable (see above).

JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                 -    Letter of instruction signed by surviving tenant.

                 -    Copy of death certificate.

                 -    Medallion signature guarantee if applicable (see above).

EXECUTORS OF SHAREHOLDER ESTATES.

                 -    Letter of instruction signed by executor.

                 - Copy of order appointing executor, certified within the past twelve months.

                 -    Medallion signature guarantee if applicable (see above).

ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT LISTED ABOVE.

                 -    Call 1-888-843-7824 for instructions.

         ADDRESS:                                     PHONE NUMBER:
THE HARTFORD MUTUAL FUNDS                       1-888-THE-STAG (843-7824)
      P.O. BOX 64387
 ST. PAUL, MN 55164-0387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
                                         OR PLAN ADMINISTRATOR FOR INSTRUCTIONS
                                                     AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     44

TRANSACTION POLICIES

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and
(iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Growth Opportunities Fund and Value Opportunities Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund uses fair valuation in regards to debt securities when a fund holds defaulted or distressed securities, or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:


THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES


-    Name, date of birth, residential address and social security number.


-    The fund name and account number.

-    The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

-    Signature guarantees (if required).

-    Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.


EXCHANGES

As long as you remain invested in Class L, Class M, Class N, Class E or Class H shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A, Class B or Class C shares of that fund. Class A, Class B and Class C shares are offered through a separate prospectus. You may exchange Class L, Class M, Class N, Class E, Class H or Class Z shares of the funds with the shares of any other Hartford Mutual Fund as follows:

                  OTHER SHARE CLASS OF
                      THE HARTFORD
SHARE CLASS           MUTUAL FUNDS
-----------       --------------------
Class L       -          Class A
Class M       -          Class B
Class N       -          Class C
Class H       -          Class B
Class Z       -          Class A
Class E       -          Class A

The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are trade primarily in markets outside of the United States may include Growth Opportunities Fund and Value Opportunities Fund. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.


THE HARTFORD MUTUAL FUNDS                                                     46

TRANSACTION POLICIES

The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction request is received within a 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.



THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

-    after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.



If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.



THE HARTFORD MUTUAL FUNDS                                                     48

TRANSACTION POLICIES

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.


AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:



THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES


- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.



- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).


- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A medallion signature guarantee is required if the payee is someone other than the registered owner.


- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE TRANSFER AGENT AT 1-888-843-7824 FOR FURTHER ASSISTANCE IN ESTABLISHING THE SWP.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

-    Be sure that the amount is for $50 or more per fund.

-    Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

-    Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

THE HARTFORD MUTUAL FUNDS                                                     50

FINANCIAL HIGHLIGHTS


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before October 31, 2001 has been audited by the funds' former independent registered public accounting firm.


THE HARTFORD GROWTH FUND -- CLASS L
(formerly Fortis Capital Fund -- Class A)

                                                                    YEARS ENDED:                          PERIOD          YEAR
                                                 --------------------------------------------------       ENDED:         ENDED:
                                                 10/31/2005   10/31/2004    10/31/2003   10/31/2002   10/31/2001(1)    08/31/2001
                                                 ----------   ----------    ----------   ----------   -------------   ------------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  15.26      $  11.91     $  14.23      $  15.09        $  23.85
Income from investment operations:
   Net investment income (loss)                                  (0.08)        (0.05)       (0.03)        (0.01)          (0.05)
   Net realized and unrealized gain (loss) on
      investments                                                 1.14          3.40        (2.29)        (0.85)          (5.39)
                                                              --------      --------     --------      --------        --------
Total from investment operations                                  1.06          3.35        (2.32)        (0.86)          (5.44)
Less distributions:
   Dividends from net investment income                           0.00          0.00         0.00          0.00            0.00
   Distributions from capital gains                               0.00          0.00         0.00          0.00           (3.32)
   Returns of capital                                             0.00          0.00         0.00          0.00            0.00
                                                              --------      --------     --------      --------        --------
Total distributions                                               0.00          0.00         0.00          0.00           (3.32)
                                                              --------      --------     --------      --------        --------
Net asset value, end of period                                $  16.32      $  15.26     $  11.91      $  14.23        $  15.09
                                                              ========      ========     ========      ========        ========
TOTAL RETURN(2)                                                   6.95%        28.13%      (16.28%)       (5.70%)(5)     (25.08%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $310,084      $316,451     $274,683      $385,620        $416,544
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.08%         1.15%        1.14%         1.11%(3)        1.08%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.08%(6)      1.15%        1.14%         1.11%(3)        1.08%
Ratio of net investment income (loss) to
   average net assets                                            (0.48%)       (0.34%)      (0.28%)       (0.34%)(3)      (0.16%)
Portfolio turnover rate(4)                                          66%          129%         107%           13%            161%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net assets value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.80%, 1.05%, 1.80% and 1.80% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS M
(formerly Fortis Capital Fund -- Class B)

                                                                       YEARS ENDED:                        PERIOD          YEAR
                                                   -------------------------------------------------       ENDED:         ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $ 13.72       $ 10.80     $ 13.00      $ 13.81         $ 22.27
Income from investment operations:
   Net investment income (loss)                                    (0.19)        (0.14)      (0.16)       (0.03)          (0.21)
   Net realized and unrealized gain (loss) on
      investments                                                   1.04          3.06       (2.04)       (0.78)          (4.93)
                                                                 -------       -------     -------      -------         -------
Total from investment operations                                    0.85          2.92       (2.20)       (0.81)          (5.14)
Less distributions:
   Dividends from net investment income                             0.00          0.00        0.00         0.00            0.00
   Distributions from capital gains                                 0.00          0.00        0.00         0.00           (3.32)
   Returns of capital                                               0.00          0.00        0.00         0.00            0.00
                                                                 -------       -------     -------      -------         -------
Total distributions                                                 0.00          0.00        0.00         0.00           (3.32)
                                                                 -------       -------     -------      -------         -------
Net asset value, end of period                                   $ 14.57       $ 13.72     $ 10.80      $ 13.00         $ 13.81
                                                                 =======       =======     =======      =======         =======
TOTAL RETURN(2)                                                     6.20%        27.04%     (16.90%)      (5.87%)(5)     (25.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $21,522       $23,523     $21,478      $28,112         $29,777
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.83%         1.90%       1.89%        1.86%(3)        1.83%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.83%(6)      1.90%       1.89%        1.86%(3)        1.83%
Ratio of net investment income (loss) to average
   net assets                                                      (1.23%)       (1.09%)     (1.03%)      (1.09%)(3)      (0.91%)
Portfolio turnover rate(4)                                            66%          129%        107%          13%            161%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.80%, 1.05%, 1.80% and 1.80% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     52

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS N
(formerly Fortis Capital Fund -- Class C)

                                                                       YEARS ENDED:                        PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $13.72        $10.80       $ 13.00      $13.81          $ 22.27
Income from investment operations:
   Net investment income (loss)                                  (0.19)        (0.14)        (0.26)      (0.03)           (0.21)
   Net realized and unrealized gain (loss) on
      investments                                                 1.04          3.06         (1.94)      (0.78)           (4.93)
                                                                ------        ------       -------      ------          -------
Total from investment operations                                  0.85          2.92         (2.20)      (0.81)           (5.14)
Less distributions:
   Dividends from net investment income                           0.00          0.00          0.00        0.00             0.00
   Distributions from capital gains                               0.00          0.00          0.00        0.00            (3.32)
   Returns of capital                                             0.00          0.00          0.00        0.00             0.00
                                                                ------        ------       -------      ------          -------
Total distributions                                               0.00          0.00          0.00        0.00            (3.32)
                                                                ------        ------       -------      ------          -------
Net asset value, end of period                                  $14.57        $13.72       $ 10.80      $13.00          $ 13.81
                                                                ======        ======       =======      ======          =======
TOTAL RETURN(2)                                                   6.20%        27.04%       (16.90%)     (5.87%)(5)      (25.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $4,356        $4,499       $ 4,340      $6,911          $ 7,557
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.83%         1.90%         1.89%       1.86%(3)         1.83%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.83%(6)      1.90%         1.89%       1.86%(3)         1.83%
Ratio of net investment income (loss) to average
   net assets                                                    (1.23)%       (1.09%)       (1.03%)     (1.09%)(3)       (0.91%)
Portfolio turnover rate(4)                                          66%          129%          107%         13%             161%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.80%, 1.05%, 1.80% and 1.80% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH FUND -- CLASS H
(formerly Fortis Capital Fund -- Class H)


                                                                      YEARS ENDED:                         PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 13.74       $ 10.81      $ 13.02      $ 13.83         $ 22.30
Income from investment operations:
   Net investment income (loss)                                   (0.20)        (0.14)       (0.23)       (0.03)          (0.21)
   Net realized and unrealized gain (loss) on
      investments                                                  1.05          3.07        (1.98)       (0.78)          (4.94)
                                                                -------       -------      -------      -------         -------
Total from investment operations                                   0.85          2.93        (2.21)       (0.81)          (5.15)
Less distributions:
   Dividends from net investment income                            0.00          0.00         0.00         0.00            0.00
   Distributions from capital gains                                0.00          0.00         0.00         0.00           (3.32)
   Returns of capital                                              0.00          0.00         0.00         0.00            0.00
                                                                -------       -------      -------      -------         -------
Total distributions                                                0.00          0.00         0.00         0.00           (3.32)
                                                                -------       -------      -------      -------         -------
Net asset value, end of period                                  $ 14.59       $ 13.74      $ 10.81      $ 13.02         $ 13.83
                                                                =======       =======      =======      =======         =======
TOTAL RETURN(2)                                                    6.19%        27.10%      (16.95%)      (5.86%)(5)     (25.59%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $23,527       $27,032      $26,002      $37,750         $40,645
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.83%         1.90%        1.89%        1.86%(3)        1.83%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.83%(6)      1.90%        1.89%        1.86%(3)        1.83%
Ratio of net investment income (loss) to average
   net assets                                                     (1.23%)       (1.09%)      (1.03%)      (1.09%)(3)      (0.91%)
Portfolio turnover rate(4)                                           66%          129%         107%          13%            161%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of the shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.80%, 1.05%, 1.80% and 1.80% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     54

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Growth Fund -- Class A)


                                                                      YEARS ENDED:                         PERIOD          YEAR
                                                   -------------------------------------------------        ENDED:        ENDED:
                                                   10/31/2005   10/31/2004    10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------    ----------   ----------   -------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  21.36      $  15.33     $  19.21     $  21.62        $  45.45
Income from investment operations:
   Net investment income (loss)                                    (0.14)        (0.10)       (0.13)       (0.11)          (0.30)
   Net realized and unrealized gain (loss) on
      investments                                                   2.49          6.13        (3.54)       (2.30)         (14.98)
                                                                --------      --------     --------     --------        --------
Total from investment operations                                    2.35          6.03        (3.67)       (2.41)         (15.28)
Less distributions:
   Dividends from net investment income                             0.00          0.00         0.00         0.00            0.00
   Distributions from capital gains                                 0.00          0.00        (0.21)        0.00           (8.55)
   Returns of capital                                               0.00          0.00         0.00         0.00            0.00
                                                                --------      --------     --------     --------        --------
Total distributions                                                 0.00          0.00        (0.21)        0.00           (8.55)
                                                                --------      --------     --------     --------        --------
Net asset value, end of period                                  $  23.71      $  21.36     $  15.33     $  19.21        $  21.62
                                                                ========      ========     ========     ========        ========
TOTAL RETURN(2)                                                    11.00%        39.34%      (19.36%)     (11.15%)(5)     (38.44%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $518,009      $517,892     $412,454     $593,267        $681,941
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.08%         1.10%        1.10%        1.08%(3)        1.04%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.08%(6)      1.10%        1.10%        1.08%(3)        1.04%
Ratio of net investment income (loss) to
   average net assets                                              (0.58%)       (0.56%)      (0.67%)      (0.52%)(3)      (0.40%)
Portfolio turnover rate(4)                                           130%          158%         182%          28%            198%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.


THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M
(formerly Fortis Growth Fund -- Class B)


                                                                      YEARS ENDED:                         PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 18.97       $ 13.71      $ 17.33      $ 19.53         $ 42.31
Income from investment operations:
   Net investment income (loss)                                   (0.30)        (0.22)       (0.28)       (0.12)          (0.70)
   Net realized and unrealized gain (loss) on
      investments                                                  2.22          5.48        (3.13)       (2.08)         (13.53)
                                                                -------       -------      -------      -------         -------
Total from investment operations                                   1.92          5.26        (3.41)       (2.20)         (14.23)
Less distributions:
   Dividends from net investment income                            0.00          0.00         0.00         0.00            0.00
   Distributions from capital gains                                0.00          0.00        (0.21)        0.00           (8.55)
   Returns of capital                                              0.00          0.00         0.00         0.00            0.00
                                                                -------       -------      -------      -------         -------
Total distributions                                                0.00          0.00        (0.21)        0.00           (8.55)
                                                                -------       -------      -------      -------         -------
Net asset value, end of period                                  $ 20.89       $ 18.97      $ 13.71      $ 17.33         $ 19.53
                                                                =======       =======      =======      =======         =======
TOTAL RETURN(2)                                                   10.12%        38.36%      (19.97%)     (11.26%)(5)     (38.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $22,404       $24,361      $20,163      $27,013         $30,268
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.83%         1.85%        1.85%        1.83%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.83%(6)      1.85%        1.85%        1.83%(3)        1.79%
Ratio of net investment income (loss) to average
   net assets                                                     (1.33%)       (1.31%)      (1.42%)      (1.27%)(3)      (1.15%)
Portfolio turnover rate(4)                                          130%          158%         182%          28%            198%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.


THE HARTFORD MUTUAL FUNDS                                                     56

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N
(formerly Fortis Growth Fund -- Class C)

                                                                     YEARS ENDED:                         PERIOD
                                                 ---------------------------------------------------       ENDED:      YEAR ENDED:
                                                 10/31/2005   10/31/2004    10/31/2003    10/31/2002   10/31/2001(1)    08/31/2001
                                                 ----------   ----------   ------------   ----------   -------------   -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $18.97         $13.71        $ 17.34      $ 19.53         $ 42.32
Income from investment operations:
   Net investment income (loss)                                (0.28)         (0.22)         (0.34)       (0.11)          (0.71)
   Net realized and unrealized gain (loss) on
      investments                                               2.20           5.48          (3.08)       (2.08)         (13.53)
                                                              ------         ------        -------      -------         -------
Total from investment operations                                1.92           5.26          (3.42)       (2.19)         (14.24)
Less distributions:
   Dividends from net investment income                         0.00           0.00           0.00         0.00            0.00
   Distributions from capital gains                             0.00           0.00          (0.21)        0.00           (8.55)
   Returns of capital                                           0.00           0.00           0.00         0.00            0.00
                                                              ------         ------        -------      -------         -------
Total distributions                                             0.00           0.00          (0.21)        0.00           (8.55)
                                                              ------         ------        -------      -------         -------
Net asset value, end of period                                $20.89         $18.97        $ 13.71      $ 17.34         $ 19.53
                                                              ======         ======        =======      =======         =======
TOTAL RETURN(2)                                                10.12%         38.36%        (20.01%)     (11.21%)(5)     (38.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $4,955         $4,773        $ 4,172      $ 6,131         $ 6,866
Ratio of expenses to average net assets before
   waivers and reimbursements                                   1.83%          1.85%          1.85%        1.83%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                   1.83%(6)       1.85%          1.85%        1.83%(3)        1.79%
Ratio of net investment income (loss) to
   average net assets                                          (1.33%)        (1.31%)        (1.42%)      (1.27%)(3)      (1.15%)
Portfolio turnover rate(4)                                       130%           158%           182%          28%            198%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.


THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS H
(formerly Fortis Growth Fund -- Class H)

                                                                     YEARS ENDED:                         PERIOD
                                                 ---------------------------------------------------       ENDED:      YEAR ENDED:
                                                 10/31/2005   10/31/2004    10/31/2003    10/31/2002   10/31/2001(1)    08/31/2001
                                                 ----------   ----------   ------------   ----------   -------------   -----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 18.99        $ 13.73       $ 17.36      $ 19.55         $ 42.35
Income from investment operations:
   Net investment income (loss)                                 (0.31)         (0.22)        (0.32)       (0.11)          (0.70)
   Net realized and unrealized gain (loss) on
      investments                                                2.24           5.48         (3.10)       (2.08)         (13.55)
                                                              -------        -------       -------      -------         -------
Total from investment operations                                 1.93           5.26         (3.42)       (2.19)         (14.25)
Less distributions:
   Dividends from net investment income                          0.00           0.00          0.00         0.00            0.00
   Distributions from capital gains                              0.00           0.00         (0.21)        0.00           (8.55)
   Returns of capital                                            0.00           0.00          0.00         0.00            0.00
                                                              -------        -------       -------      -------         -------
Total distributions                                              0.00           0.00         (0.21)        0.00           (8.55)
                                                              -------        -------       -------      -------         -------
Net asset value, end of period                                $ 20.92        $ 18.99       $ 13.73      $ 17.36         $ 19.55
                                                              =======        =======       =======      =======         =======
TOTAL RETURN(2)                                                 10.16%         38.31%       (19.99%)     (11.20%)(5)     (38.91%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $39,300        $45,121       $39,151      $54,539         $61,764
Ratio of expenses to average net assets before
   waivers and reimbursements                                    1.83%          1.85%         1.85%        1.83%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    1.83%(6)       1.85%         1.85%        1.83%(3)        1.79%
Ratio of net investment income (loss) to
   average net assets                                           (1.33%)        (1.31%)       (1.42%)      (1.27%)(3)      (1.15%)
Portfolio turnover rate(4)                                        130%           158%          182%          28%            198%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.


THE HARTFORD MUTUAL FUNDS                                                     58

FINANCIAL HIGHLIGHTS

THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS Z
(formerly Fortis Growth Fund -- Class Z)

                                                                     YEARS ENDED:                         PERIOD
                                                 ---------------------------------------------------       ENDED:      YEAR ENDED:
                                                 10/31/2005   10/31/2004    10/31/2003    10/31/2002   10/31/2001(1)    08/31/2001
                                                 ----------   ----------   ------------   ----------   -------------   -----------
CLASS Z -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 22.17        $ 15.87       $ 19.77      $ 22.24         $  46.35
Income from investment operations:
   Net investment income (loss)                                 (0.08)         (0.06)         0.72        (0.10)           (0.15)
   Net realized and unrealized gain (loss) on
      investments                                                2.57           6.36         (4.41)       (2.37)          (15.41)
                                                              -------        -------       -------      -------         --------
Total from investment operations                                 2.49           6.30         (3.69)       (2.47)          (15.56)
Less distributions:
   Dividends from net investment income                          0.00           0.00          0.00         0.00             0.00
   Distributions from capital gains                              0.00           0.00         (0.21)        0.00            (8.55)
   Returns of capital                                            0.00           0.00          0.00         0.00             0.00
                                                              -------        -------       -------      -------         --------
Total distributions                                              0.00           0.00         (0.21)        0.00            (8.55)
                                                              -------        -------       -------      -------         --------
Net asset value, end of period                                $ 24.66        $ 22.17       $ 15.87      $ 19.77         $  22.24
                                                              =======        =======       =======      =======         ========
TOTAL RETURN(2)                                                 11.23%         39.70%       (18.90%)     (11.11%)(5)      (38.26%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $33,195        $32,485       $26,842      $94,961         $110,221
Ratio of expenses to average net assets before
   waivers and reimbursements                                    0.83%          0.85%         0.84%        0.83%(3)         0.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    0.83%(6)       0.85%         0.84%        0.83%(3)         0.79%
Ratio of net investment income (loss) to
   average net assets                                           (0.33%)        (0.31%)       (0.43%)      (0.27%)(3)       (0.15%)
Portfolio turnover rate(4)                                        130%           158%          182%          28%             198%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.78%, 1.03%, 1.78%, 1.78% and 0.78% for Classes H, L, M, N and Z, respectively.


THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L
(formerly Fortis Capital Appreciation Portfolio -- Class A)

                                                                    YEARS ENDED:
                                                 --------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                 10/31/2005   10/31/2004    10/31/2003   10/31/2002   10/31/2001(1)    08/31/2001
                                                 ----------   ----------    ----------   ----------   -------------   -----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  22.90      $  15.56      $ 19.04     $  21.24         $  60.44
Income from investment operations:
   Net investment income (loss)                                  (0.19)        (0.15)       (0.20)       (0.03)           (0.17)
   Net realized and unrealized gain (loss) on
      investments                                                 1.89          7.49        (2.95)       (2.17)          (26.04)
                                                              --------      --------      -------     --------         --------
Total from investment operations                                  1.70          7.34        (3.15)       (2.20)          (26.21)
Less distributions:
   Dividends from net investment income                           0.00          0.00         0.00         0.00             0.00
   Distributions from capital gains                               0.00          0.00        (0.33)        0.00           (12.99)
   Returns of capital                                             0.00          0.00         0.00         0.00             0.00
                                                              --------      --------      -------     --------         --------
Total distributions                                               0.00          0.00        (0.33)        0.00           (12.99)
                                                              --------      --------      -------     --------         --------
Net asset value, end of period                                $  24.60      $  22.90      $ 15.56     $  19.04         $  21.24
                                                              ========      ========      =======     ========         ========
TOTAL RETURN(2)                                                   7.42%        47.17%      (16.92%)     (10.36%)(5)      (50.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $114,266      $112,621      $86,414     $121,440         $138,175
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.43%         1.50%        1.50%        1.50%(3)         1.39%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.43%(6)      1.45%        1.45%        1.50%(3)         1.39%
Ratio of net investment income (loss) to
   average net assets                                            (0.79%)       (0.80%)      (1.06%)      (1.02%)(3)       (0.57%)
Portfolio turnover rate(4)                                         102%          122%          93%          17%             151%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.97%, 1.42%, 1.97% and 1.97% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     60

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M
(formerly Fortis Capital Appreciation Portfolio -- Class B)

                                                                    YEARS ENDED:
                                                 -------------------------------------------------   PERIOD ENDED:    YEAR ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)     08/31/2001
                                                 ----------   ----------   ----------   ----------   -------------    -----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 21.00       $ 14.36      $ 17.70      $ 19.76          $ 57.66
Income from investment operations:
   Net investment income (loss)                                 (0.32)        (0.24)       (0.33)       (0.04)           (0.68)
   Net realized and unrealized gain (loss) on
      investments                                                1.76          6.88        (2.68)       (2.02)          (24.23)
                                                              -------       -------      -------      -------          -------
Total from investment operations                                 1.44          6.64        (3.01)       (2.06)          (24.91)
Less distributions:
   Dividends from net investment income                          0.00          0.00         0.00         0.00             0.00
   Distributions from capital gains                              0.00          0.00        (0.33)        0.00           (12.99)
   Returns of capital                                            0.00          0.00         0.00         0.00             0.00
                                                              -------       -------      -------      -------          -------
Total distributions                                              0.00          0.00        (0.33)        0.00           (12.99)
                                                              -------       -------      -------      -------          -------
Net asset value, end of period                                $ 22.44       $ 21.00      $ 14.36      $ 17.70          $ 19.76
                                                              =======       =======      =======      =======          =======
TOTAL RETURN(2)                                                  6.86%        46.24%      (17.42%)     (10.43%)(5)      (50.84%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $16,154       $17,992      $13,714      $18,115          $20,522
Ratio of expenses to average net assets before
   waivers and reimbursements                                    1.98%         2.05%        2.05%        2.05%(3)         1.94%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    1.98%(6)      2.05%        2.05%        2.05%(3)         1.94%
Ratio of net investment income (loss) to
   average net assets                                           (1.34%)       (1.40%)      (1.65%)      (1.57%)(3)       (1.12%)
Portfolio turnover rate(4)                                        102%          122%          93%          17%             151%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.97%, 1.42%, 1.97% and 1.97% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     61

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N
(formerly Fortis Capital Appreciation Portfolio -- Class C)

                                                                      YEARS ENDED:
                                                   -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)    08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $21.02        $14.37      $ 17.71       $ 19.77         $ 57.71
Income from investment operations:
   Net investment income (loss)                                  (0.31)        (0.24)       (0.34)        (0.04)          (0.71)
   Net realized and unrealized gain (loss) on
      investments                                                 1.75          6.89        (2.67)        (2.02)         (24.24)
                                                                ------        ------      -------       -------         -------
Total from investment operations                                  1.44          6.65        (3.01)        (2.06)         (24.95)
Less distributions:
   Dividends from net investment income                           0.00          0.00         0.00          0.00            0.00
   Distributions from capital gains                               0.00          0.00        (0.33)         0.00          (12.99)
   Returns of capital                                             0.00          0.00         0.00          0.00            0.00
                                                                ------        ------      -------       -------         -------
Total distributions                                               0.00          0.00        (0.33)         0.00          (12.99)
                                                                ------        ------      -------       -------         -------
Net asset value, end of period                                  $22.46        $21.02      $ 14.37       $ 17.71         $ 19.77
                                                                ======        ======      =======       =======         =======
TOTAL RETURN(2)                                                   6.85%        46.28%      (17.41%)      (10.42%)(5)     (50.87%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $6,115        $6,110      $ 4,757       $ 6,495         $ 7,278
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.98%         2.05%        2.05%         2.05%(3)        1.94%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.98%(6)      2.05%        2.05%         2.05%(3)        1.94%
Ratio of net investment income (loss) to average
   net assets                                                    (1.34%)       (1.40%)      (1.65%)       (1.57%)(3)      (1.12%)
Portfolio turnover rate(4)                                         102%          122%          93%           17%            151%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.97%, 1.42%, 1.97% and 1.97% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     62

FINANCIAL HIGHLIGHTS

THE HARTFORD SMALLCAP GROWTH FUND -- CLASS H
(formerly Fortis Capital Appreciation Portfolio -- Class H)

                                                                    YEARS ENDED:                         PERIOD         YEAR
                                                 -------------------------------------------------       ENDED:        ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                 ----------   ----------   ----------   ----------   -------------   ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 21.02       $ 14.37      $ 17.71      $ 19.77         $ 57.72
Income from investment operations:
   Net investment income (loss)                                 (0.34)        (0.25)       (0.36)       (0.04)          (0.72)
   Net realized and unrealized gain (loss) on
      investments                                                1.78          6.90        (2.65)       (2.02)         (24.24)
                                                              -------       -------      -------      -------         -------
Total from investment operations                                 1.44          6.65        (3.01)       (2.06)         (24.96)
Less distributions:
   Dividends from net investment income                          0.00          0.00         0.00         0.00            0.00
   Distributions from capital gains                              0.00          0.00        (0.33)        0.00          (12.99)
   Returns of capital                                            0.00          0.00         0.00         0.00            0.00
                                                              -------       -------      -------      -------         -------
Total distributions                                              0.00          0.00        (0.33)        0.00          (12.99)
                                                              -------       -------      -------      -------         -------
Net asset value, end of period                                $ 22.46       $ 21.02      $ 14.37      $ 17.71         $ 19.77
                                                              =======       =======      =======      =======         =======
TOTAL RETURN(2)                                                  6.85%        46.28%      (17.41%)     (10.42%)(5)     (50.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $17,328       $20,767      $16,675      $23,059         $26,051
Ratio of expenses to average net assets before
   waivers and reimbursements                                    1.98%         2.05%        2.05%        2.05%(3)        1.94%
Ratio of expenses to average net assets after
   waivers and reimbursements                                    1.98%(6)      2.05%        2.05%        2.05%(3)        1.94%
Ratio of net investment income (loss) to
   average net assets                                           (1.34%)       (1.40%)      (1.65%)      (1.57%)(3)      (1.12%)
Portfolio turnover rate(4)                                       1.02%          122%          93%          17%            151%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.97%, 1.42%, 1.97% and 1.97% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E
(formerly Fortis Tax-Free Minnesota Portfolio -- Class E)

                                                                       YEARS ENDED:                       PERIOD        YEAR
                                                      ----------------------------------------------      ENDED:       ENDED:
                                                      10/31/2005  10/31/2004  10/31/2003  10/31/2002  10/31/2001(1)  09/30/2001
                                                      ----------  ----------  ----------  ----------  -------------  ----------
CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $ 10.52     $ 10.53     $ 10.45     $ 10.35        $  9.91
Income from investment operations:
   Net investment income (loss)                                       0.43        0.41        0.40        0.04           0.48
   Net realized and unrealized gain (loss) on
      investments                                                     0.25        0.05        0.07        0.10           0.45
                                                                   -------     -------     -------     -------        -------
Total from investment operations                                      0.68        0.46        0.47        0.14           0.93
Less distributions:
   Dividends from net investment income                              (0.43)      (0.42)      (0.39)      (0.04)         (0.49)
   Distributions from capital gains                                  (0.27)      (0.05)       0.00        0.00           0.00
   Returns of capital                                                 0.00        0.00        0.00        0.00           0.00
                                                                   -------     -------     -------     -------        -------
Total distributions                                                  (0.70)      (0.47)      (0.39)      (0.04)         (0.49)
                                                                   -------     -------     -------     -------        -------
Net asset value, end of period                                     $ 10.50     $ 10.52     $ 10.53     $ 10.45        $ 10.35
                                                                   =======     =======     =======     =======        =======
TOTAL RETURN(2)                                                       6.62%       4.50%       4.58%       1.33%(5)       9.58%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $27,346     $29,784     $31,414     $32,533        $32,259
Ratio of expenses to average net assets before
   waivers and reimbursements                                         0.82%       0.83%       0.79%       0.84%(3)       0.85%
Ratio of expenses to average net assets after
   waivers and reimbursements                                         0.82%       0.80%       0.79%       0.84%(3)       0.85%
Ratio of net investment income (loss) to average net
   assets                                                             4.03%       3.92%       3.81%       4.28%(3)       4.70%
Portfolio turnover rate(4)                                              22%         17%         36%          0%            18%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     64

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS L
(formerly Fortis Tax-Free Minnesota Portfolio -- Class A)

                                                                        YEARS ENDED:                      PERIOD         YEAR
                                                       ----------------------------------------------      ENDED:       ENDED:
                                                       10/31/2005  10/31/2004  10/31/2003  10/31/2002  10/31/2001(1)  09/30/2001
                                                       ----------  ----------  ----------  ----------  ------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.49       $10.49      $10.42      $10.31         $ 9.88
Income from investment operations:
   Net investment income (loss)                                       0.41         0.39        0.37        0.04           0.45
   Net realized and unrealized gain (loss) on
      investments                                                     0.24         0.05        0.06        0.11           0.45
                                                                    ------       ------      ------      ------         ------
Total from investment operations                                      0.65         0.44        0.43        0.15           0.90
Less distributions:
   Dividends from net investment income                              (0.40)       (0.39)      (0.36)      (0.04)         (0.47)
   Distributions from capital gains                                  (0.27)       (0.05)       0.00        0.00           0.00
   Returns of capital                                                 0.00         0.00        0.00        0.00           0.00
                                                                    ------       ------      ------      ------         ------
Total distributions                                                  (0.67)       (0.44)      (0.36)      (0.04)         (0.47)
                                                                    ------       ------      ------      ------         ------
Net asset value, end of period                                      $10.47       $10.49      $10.49      $10.42         $10.31
                                                                    ======       ======      ======      ======         ======
TOTAL RETURN(2)                                                       6.41%        4.34%       4.22%       1.41%(5)       9.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $2,765       $2,922      $3,344      $3,543         $3,570
Ratio of expenses to average net assets before
   waivers and reimbursements                                         1.07%        1.07%       1.04%       1.09%(3)       1.10%
Ratio of expenses to average net assets after waivers
   and reimbursements                                                 0.96%        1.05%       1.04%       1.09%(3)       1.10%
Ratio of net investment income (loss) to average net
   assets                                                             3.88%        3.67%       3.56%       4.03%(3)       4.45%
Portfolio turnover rate(4)                                              22%          17%         36%          0%            18%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M
(formerly Fortis Tax-Free Minnesota Portfolio -- Class B)

                                                                    YEARS ENDED:
                                                 -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)    09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   -----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.50       $10.49       $10.42       $10.31          $ 9.88
Income from investment operations:
   Net investment income (loss)                                   0.36         0.31         0.29         0.03            0.38
   Net realized and unrealized gain (loss) on
      investments                                                 0.21         0.07         0.06         0.11            0.44
                                                                ------       ------       ------       ------          ------
Total from investment operations                                  0.57         0.38         0.35         0.14            0.82
Less distributions:
   Dividends from net investment income                          (0.32)       (0.32)       (0.28)       (0.03)          (0.39)
   Distributions from capital gains                              (0.27)       (0.05)        0.00         0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                                ------       ------       ------       ------          ------
Total distributions                                              (0.59)       (0.37)       (0.28)       (0.03)          (0.39)
                                                                ------       ------       ------       ------          ------
Net asset value, end of period                                  $10.48       $10.50       $10.49       $10.42          $10.31
                                                                ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                   5.61%        3.67%        3.46%        1.35%(5)        8.45%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $  206       $  454       $  562       $  772          $  789
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.82%        1.82%        1.79%        1.84%(3)        1.85%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.70%        1.80%        1.79%        1.84%(3)        1.85%
Ratio of net investment income (loss) to
   average net assets                                             3.14%        2.92%        2.81%        3.28%(3)        3.70%
Portfolio turnover rate(4)                                          22%          17%          36%           0%             18%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     66

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N
(formerly Fortis Tax-Free Minnesota Portfolio -- Class C)

                                                                    YEARS ENDED:
                                                 -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)    09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.50       $10.51       $10.44       $10.34          $ 9.90
Income from investment operations:
   Net investment income (loss)                                   0.33         0.31         0.29         0.03            0.38
   Net realized and unrealized gain (loss) on
      investments                                                 0.25         0.05         0.06         0.10            0.45
                                                                ------       ------       ------       ------          ------
Total from investment operations                                  0.58         0.36         0.35         0.13            0.83
Less distributions:
   Dividends from net investment income                          (0.32)       (0.32)       (0.28)       (0.03)          (0.39)
   Distributions from capital gains                              (0.27)       (0.05)        0.00         0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                                ------       ------       ------       ------          ------
Total distributions                                              (0.59)       (0.37)       (0.28)       (0.03)          (0.39)
                                                                ------       ------       ------       ------          ------
Net asset value, end of period                                  $10.49       $10.50       $10.51       $10.44          $10.34
                                                                ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                   5.71%        3.47%        3.46%        1.25%(5)        8.55%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $  214       $  212       $  203       $  203          $  200
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.82%        1.83%        1.79%        1.84%(3)        1.85%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.68%        1.80%        1.79%        1.84%(3)        1.85%
Ratio of net investment income (loss) to
   average net assets                                             3.17%        2.92%        2.81%        3.28%(3)        3.70%
Portfolio turnover rate(4)                                          22%          17%          36%           0%             18%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS H
(formerly Fortis Tax-Free Minnesota Portfolio -- Class H)

                                                                    YEARS ENDED:
                                                 -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)    09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   -----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.51       $10.52       $10.44       $10.34          $ 9.91
Income from investment operations:
   Net investment income (loss)                                   0.37         0.30         0.29         0.03            0.38
   Net realized and unrealized gain (loss) on
      investments                                                 0.20         0.06         0.07         0.10            0.44
                                                                ------       ------       ------       ------          ------
Total from investment operations                                  0.57         0.36         0.36         0.13            0.82
Less distributions:
   Dividends from net investment income                          (0.32)       (0.32)       (0.28)       (0.03)          (0.39)
   Distributions from capital gains                              (0.27)       (0.05)        0.00         0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                                ------       ------       ------       ------          ------
Total distributions                                              (0.59)       (0.37)       (0.28)       (0.03)          (0.39)
                                                                ------       ------       ------       ------          ------
Net asset value, end of period                                  $10.49       $10.51       $10.52       $10.44          $10.34
                                                                ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                   5.61%        3.46%        3.56%        1.25%(5)        8.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $  116       $  155       $  577       $1,094          $1,086
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.82%        1.81%        1.81%        1.84%(3)        1.85%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.68%        1.78%        1.81%        1.84%(3)        1.85%
Ratio of net investment income (loss) to
   average net assets                                             3.16%        2.89%        2.81%        3.28%(3)        3.70%
Portfolio turnover rate(4)                                          22%          17%          36%           0%             18%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     68

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E
(formerly Fortis Tax-Free National Portfolio -- Class E)

                                                                    YEARS ENDED:                                        YEAR
                                                 -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   ----------
CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $ 11.05      $ 11.27      $ 11.18      $ 11.07         $ 10.52
Income from investment operations:
   Net investment income (loss)                                   0.47         0.45         0.41         0.04            0.49
   Net realized and unrealized gain (loss) on
      investments                                                 0.33         0.03         0.12         0.11            0.56
                                                               -------      -------      -------      -------         -------
Total from investment operations                                  0.80         0.48         0.53         0.15            1.05
Less distributions:
   Dividends from net investment income                          (0.47)       (0.45)       (0.40)       (0.04)          (0.50)
   Distributions from capital gains                              (0.17)       (0.25)       (0.04)        0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                               -------      -------      -------      -------         -------
Total distributions                                              (0.64)       (0.70)       (0.44)       (0.04)          (0.50)
                                                               -------      -------      -------      -------         -------
Net asset value, end of period                                 $ 11.21      $ 11.05      $ 11.27      $ 11.18         $ 11.07
                                                               =======      =======      =======      =======         =======
TOTAL RETURN(2)                                                   7.45%        4.39%        4.93%        1.35%(5)       10.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $32,101      $33,998      $39,423      $42,441         $42,331
Ratio of expenses to average net assets before
   waivers and reimbursements                                     0.89%        0.92%        0.94%        0.95%(3)        0.97%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     0.89%        0.85%        0.94%        0.95%(3)        0.97%
Ratio of net investment income (loss) to
   average net assets                                             4.21%        4.00%        3.70%        4.21%(3)        4.49%
Portfolio turnover rate(4)                                          18%          35%          47%           0%             28%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS L
(formerly Fortis Tax-Free National Portfolio -- Class A)

                                                                    YEARS ENDED:                                        YEAR
                                                 -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $11.04       $11.25       $11.16       $11.05          $10.50
Income from investment operations:
   Net investment income (loss)                                   0.44         0.42         0.39         0.04            0.46
   Net realized and unrealized gain (loss) on
      investments                                                 0.33         0.04         0.12         0.11            0.56
                                                                ------       ------       ------       ------          ------
Total from investment operations                                  0.77         0.46         0.51         0.15            1.02
Less distributions:
   Dividends from net investment income                          (0.45)       (0.42)       (0.38)       (0.04)          (0.47)
   Distributions from capital gains                              (0.17)       (0.25)       (0.04)        0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                                ------       ------       ------       ------          ------
Total distributions                                              (0.62)       (0.67)       (0.42)       (0.04)          (0.47)
                                                                ------       ------       ------       ------          ------
Net asset value, end of period                                  $11.19       $11.04       $11.25       $11.16          $11.05
                                                                ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                   7.12%        4.24%        4.72%        1.33%(5)        9.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $7,687       $7,454       $7,360       $8,029          $7,892
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.15%        1.18%        1.19%        1.20%(3)        1.22%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.08%        1.10%        1.15%        1.20%(3)        1.22%
Ratio of net investment income (loss) to
   average net assets                                             4.02%        3.76%        3.50%        3.96%(3)        4.24%
Portfolio turnover rate(4)                                          18%          35%          47%           0%             28%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     70

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M
(formerly Fortis Tax-Free National Portfolio -- Class B)

                                                                    YEARS ENDED:                                        YEAR
                                                 -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   09/30/2001
                                                 ----------   ----------   ----------   ----------   -------------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $11.03       $11.24       $11.15       $11.04          $10.49
Income from investment operations:
   Net investment income (loss)                                   0.36         0.34         0.31         0.03            0.38
   Net realized and unrealized gain (loss) on
      investments                                                 0.33         0.04         0.12         0.11            0.56
                                                                ------       ------       ------       ------          ------
Total from investment operations                                  0.69         0.38         0.43         0.14            0.94
Less distributions:
   Dividends from net investment income                          (0.37)       (0.34)       (0.30)       (0.03)          (0.39)
   Distributions from capital gains                              (0.17)       (0.25)       (0.04)        0.00            0.00
   Returns of capital                                             0.00         0.00         0.00         0.00            0.00
                                                                ------       ------       ------       ------          ------
Total distributions                                              (0.54)       (0.59)       (0.34)       (0.03)          (0.39)
                                                                ------       ------       ------       ------          ------
Net asset value, end of period                                  $11.18       $11.03       $11.24       $11.15          $11.04
                                                                ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                   6.37%        3.47%        3.99%        1.27%(5)        9.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $1,397       $1,235       $1,552       $1,723          $1,701
Ratio of expenses to average net assets before
   waivers and reimbursements                                     1.90%        1.92%        1.95%        1.95%(3)        1.97%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     1.78%        1.84%        1.85%        1.95%(3)        1.97%
Ratio of net investment income (loss) to
   average net assets                                             3.33%        3.01%        2.80%        3.21%(3)        3.49%
Portfolio turnover rate(4)                                          18%          35%          47%           0%             28%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     71

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N
(formerly Fortis Tax-Free National Portfolio -- Class C)

                                                                      YEARS ENDED:                         PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   09/30/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $11.01       $11.22       $11.13       $11.02          $10.48
Income from investment operations:
   Net investment income (loss)                                     0.37         0.33         0.31         0.03            0.38
   Net realized and unrealized gain (loss) on
      investments                                                   0.32         0.05         0.12         0.11            0.56
                                                                  ------       ------       ------       ------          ------
Total from investment operations                                    0.69         0.38         0.43         0.14            0.94
Less distributions:
   Dividends from net investment income                            (0.37)       (0.34)       (0.30)       (0.03)          (0.40)
   Distributions from capital gains                                (0.17)       (0.25)       (0.04)        0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                  ------       ------       ------       ------          ------
Total distributions                                                (0.54)       (0.59)       (0.34)       (0.03)          (0.40)
                                                                  ------       ------       ------       ------          ------
Net asset value, end of period                                    $11.16       $11.01       $11.22       $11.13          $11.02
                                                                  ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                     6.38%        3.48%        3.99%        1.27%(5)        9.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $  547       $  607       $  600       $  538          $  469
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.90%        1.93%        1.95%        1.95%(3)        1.97%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.78%        1.85%        1.85%        1.95%(3)        1.97%
Ratio of net investment income (loss) to average
   net assets                                                       3.32%        3.01%        2.80%        3.21%(3)        3.49%
Portfolio turnover rate(4)                                            18%          35%          47%           0%             28%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     72

FINANCIAL HIGHLIGHTS

THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS H
(formerly Fortis Tax-Free National Portfolio -- Class H)

                                                                      YEARS ENDED:                         PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   09/30/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $11.03       $11.24       $11.15       $11.03          $10.49
Income from investment operations:
   Net investment income (loss)                                     0.46         0.36         0.32         0.03            0.37
   Net realized and unrealized gain (loss) on
      investments                                                   0.23         0.02         0.11         0.12            0.56
                                                                  ------       ------       ------       ------          ------
Total from investment operations                                    0.69         0.38         0.43         0.15            0.93
Less distributions:
   Dividends from net investment income                            (0.37)       (0.34)       (0.30)       (0.03)          (0.39)
   Distributions from capital gains                                (0.17)       (0.25)       (0.04)        0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                  ------       ------       ------       ------          ------
Total distributions                                                (0.54)       (0.59)       (0.34)       (0.03)          (0.39)
                                                                  ------       ------       ------       ------          ------
Net asset value, end of period                                    $11.18       $11.03       $11.24       $11.15          $11.03
                                                                  ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                     6.37%        3.47%        3.99%        1.36%(5)        9.03%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $  650       $1,747       $2,895       $4,679          $4,853
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.89%        1.92%        1.95%        1.95%(3)        1.97%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.79%        1.84%        1.85%        1.95%(3)        1.97%
Ratio of net investment income (loss) to average
   net assets                                                       3.31%        2.99%        2.83%        3.21%(3)        3.49%
Portfolio turnover rate(4)                                            18%          35%          47%           0%             28%

(1)  For the one-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     73

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E
(formerly Fortis U.S. Government Securities Fund -- Class E)

                                                                      YEARS ENDED:                         PERIOD         YEAR
                                                   -------------------------------------------------       ENDED:        ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   07/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS E -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $   9.66     $   9.87     $   9.67     $   9.37        $   8.86
Income from investment operations:
   Net investment income (loss)                                      0.44         0.45         0.42         0.13            0.54
   Net realized and unrealized gain (loss) on
      investments                                                   (0.02)       (0.20)        0.19         0.30            0.52
                                                                 --------     --------     --------     --------        --------
Total from investment operations                                     0.42         0.25         0.61         0.43            1.06
Less distributions:
   Dividends from net investment income                             (0.44)       (0.46)       (0.41)       (0.13)          (0.55)
   Distributions from capital gains                                  0.00         0.00         0.00         0.00            0.00
   Returns of capital                                                0.00         0.00         0.00         0.00            0.00
                                                                 --------     --------     --------     --------        --------
Total distributions                                                 (0.44)       (0.46)       (0.41)       (0.13)          (0.55)
                                                                 --------     --------     --------     --------        --------
Net asset value, end of period                                   $   9.64     $   9.66     $   9.87     $   9.67        $   9.37
                                                                 ========     ========     ========     ========        ========
TOTAL RETURN(2)                                                      4.50%        2.49%        6.55%        4.57%(5)       12.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $119,923     $135,954     $156,085     $187,712        $182,170
Ratio of expenses to average net assets before
   waivers and reimbursements                                        0.79%        0.81%        0.81%        0.79%(3)        0.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                        0.79%        0.81%        0.81%        0.79%(3)        0.79%
Ratio of net investment income (loss) to average
   net assets                                                        4.50%        4.49%        4.45%        5.25%(3)        5.93%
Portfolio turnover rate(4)                                            110%         108%         218%          32%            136%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     74

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS L
(formerly Fortis U.S. Government Securities Fund -- Class A)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   07/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $  9.67      $  9.87      $  9.67      $  9.37         $  8.86
Income from investment operations:
   Net investment income (loss)                                     0.41         0.42         0.39         0.12            0.52
   Net realized and unrealized gain (loss) on
      investments                                                  (0.01)       (0.19)        0.20         0.30            0.52
                                                                 -------      -------      -------      -------         -------
Total from investment operations                                    0.40         0.23         0.59         0.42            1.04
Less distributions:
   Dividends from net investment income                            (0.42)       (0.43)       (0.39)       (0.12)          (0.53)
   Distributions from capital gains                                 0.00         0.00         0.00         0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                 -------      -------      -------      -------         -------
Total distributions                                                (0.42)       (0.43)       (0.39)       (0.12)          (0.53)
                                                                 -------      -------      -------      -------         -------
Net asset value, end of period                                   $  9.65      $  9.67      $  9.87      $  9.67         $  9.37
                                                                 =======      =======      =======      =======         =======
TOTAL RETURN(2)                                                     4.24%        2.32%        6.29%        4.50%(5)       12.02%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $38,613      $43,202      $49,048      $52,579         $47,798
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.04%        1.06%        1.06%        1.04%(3)        1.04%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.04%        1.06%        1.06%        1.04%(3)        1.04%
Ratio of net investment income (loss) to average
   net assets                                                       4.26%        4.24%        4.20%        5.01%(3)        5.67%
Portfolio turnover rate(4)                                           110%         108%         218%          32%            136%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     75

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M
(formerly Fortis U.S. Government Securities Fund -- Class B)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   07/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.63       $ 9.84       $ 9.64       $ 9.34          $ 8.83
Income from investment operations:
   Net investment income (loss)                                     0.34         0.35         0.32         0.10            0.45
   Net realized and unrealized gain (loss) on
      investments                                                  (0.01)       (0.20)        0.20         0.30            0.52
                                                                  ------       ------       ------       ------          ------
Total from investment operations                                    0.33         0.15         0.52         0.40            0.97
Less distributions:
   Dividends from net investment income                            (0.35)       (0.36)       (0.32)       (0.10)          (0.46)
   Distributions from capital gains                                 0.00         0.00         0.00         0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                  ------       ------       ------       ------          ------
Total distributions                                                (0.35)       (0.36)       (0.32)       (0.10)          (0.46)
                                                                  ------       ------       ------       ------          ------
Net asset value, end of period                                    $ 9.61       $ 9.63       $ 9.84       $ 9.64          $ 9.34
                                                                  ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                     3.47%        1.47%        5.51%        4.32%(5)       11.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $3,697       $4,588       $6,660       $6,582          $5,284
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of net investment income (loss) to average
   net assets                                                       3.50%        3.50%        3.44%        4.25%(3)        4.92%
Portfolio turnover rate(4)                                           110%         108%         218%          32%            136%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     76

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N
(formerly Fortis U.S. Government Securities Fund -- Class C)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   07/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.63       $ 9.84       $ 9.64       $ 9.34          $ 8.83
Income from investment operations:
   Net investment income (loss)                                     0.34         0.35         0.32         0.10            0.45
   Net realized and unrealized gain (loss) on
      investments                                                  (0.02)       (0.20)        0.20         0.30            0.52
                                                                  ------       ------       ------       ------          ------
Total from investment operations                                    0.32         0.15         0.52         0.40            0.97
Less distributions:
   Dividends from net investment income                            (0.35)       (0.36)       (0.32)       (0.10)          (0.46)
   Distributions from capital gains                                 0.00         0.00         0.00         0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                  ------       ------       ------       ------          ------
Total distributions                                                (0.35)       (0.36)       (0.32)       (0.10)          (0.46)
                                                                  ------       ------       ------       ------          ------
Net asset value, end of period                                    $ 9.60       $ 9.63       $ 9.84       $ 9.64          $ 9.34
                                                                  ======       ======       ======       ======          ======
TOTAL RETURN(2)                                                     3.37%        1.47%        5.52%        4.31%(5)       11.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $1,056       $1,388       $1,717       $2,275          $1,603
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of net investment income (loss) to average
   net assets                                                       3.49%        3.49%        3.47%        4.25%(3)        4.92%
Portfolio turnover rate(4)                                           110%         108%         218%          32%            136%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     77

FINANCIAL HIGHLIGHTS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS H
(formerly Fortis U.S. Government Securities Fund -- Class H)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   07/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 9.63       $ 9.83       $ 9.64      $  9.34         $  8.83
Income from investment operations:
   Net investment income (loss)                                     0.35         0.35         0.32         0.10            0.45
   Net realized and unrealized gain (loss) on
investments                                                        (0.02)       (0.19)        0.19         0.30            0.52
                                                                  ------       ------       ------      -------         -------
Total from investment operations                                    0.33         0.16         0.51         0.40            0.97
Less distributions:
   Dividends from net investment income                            (0.35)       (0.36)       (0.32)       (0.10)          (0.46)
   Distributions from capital gains                                 0.00         0.00         0.00         0.00            0.00
   Returns of capital                                               0.00         0.00         0.00         0.00            0.00
                                                                  ------       ------       ------      -------         -------
Total distributions                                                 0.35)       (0.36)       (0.32)       (0.10)          (0.46)
                                                                  ------       ------       ------      -------         -------
Net asset value, end of period                                    $ 9.61       $ 9.63       $ 9.83      $  9.64         $  9.34
                                                                  ======       ======       ======      =======         =======
TOTAL RETURN(2)                                                     3.48%        1.57%        5.41%        4.31%(5)       11.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $3,914       $6,283       $9,319      $10,770         $10,078
Ratio of expenses to average net assets before
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of expenses to average net assets after
   waivers and reimbursements                                       1.79%        1.80%        1.81%        1.79%(3)        1.79%
Ratio of net investment income (loss) to average
   net assets                                                       3.49%        3.50%        3.45%        4.25%(3)        4.92%
Portfolio turnover rate(4)                                           110%         108%         218%          32%            136%

(1)  For the three-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.


THE HARTFORD MUTUAL FUNDS                                                     78

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L
(formerly Fortis Value Fund -- Class A)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS L -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $ 12.15       $  9.26      $ 11.99      $ 13.30         $ 14.30
Income from investment operations:
   Net investment income (loss)                                    0.00         (0.01)        0.00         0.00            0.03
   Net realized and unrealized gain (loss) on
      investments                                                  1.91          2.90        (1.92)       (1.31)           0.31
                                                                -------       -------      -------      -------         -------
Total from investment operations                                   1.91          2.89        (1.92)       (1.31)           0.34
Less distributions:
   Dividends from net investment income                            0.00          0.00         0.00         0.00           (0.02)
   Distributions from capital gains                                0.00          0.00        (0.81)        0.00           (1.32)
   Returns of capital                                              0.00          0.00         0.00         0.00            0.00
                                                                -------       -------      -------      -------         -------
Total distributions                                                0.00          0.00        (0.81)        0.00           (1.34)
                                                                -------       -------      -------      -------         -------
Net asset value, end of period                                  $ 14.06       $ 12.15      $  9.26      $ 11.99         $ 13.30
                                                                =======       =======      =======      =======         =======
TOTAL RETURN(2)                                                   15.72%        31.21%      (17.34%)      (9.85%)(5)       2.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $25,687       $22,701      $19,684      $27,982         $30,480
Ratio of expenses to average net assets before
   waivers and reimbursements                                      1.42%         1.51%        1.43%        1.43%(3)        1.41%
Ratio of expenses to average net assets after
   waivers and reimbursements                                      1.42%(6)      1.45%        1.43%        1.43%(3)        1.41%
Ratio of net investment income (loss) to average
   net assets                                                      0.04%        (0.11%)      (0.11%)      (0.14%)(3)       0.05%
Portfolio turnover rate(4)                                           52%           57%          70%          12%            177%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 2.14%, 1.41%, 2.14% and 2.14% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     79

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M
(formerly Fortis Value Fund -- Class B)

                                                                      YEARS ENDED:                                        YEAR
                                                   -------------------------------------------------   PERIOD ENDED:     ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   ----------
CLASS M -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $11.53        $ 8.85       $ 11.57      $12.85          $13.94
Income from investment operations:
   Net investment income (loss)                                  (0.09)        (0.08)        (0.08)      (0.02)          (0.07)
   Net realized and unrealized gain (loss) on
      investments                                                 1.80          2.76         (1.83)      (1.26)           0.30
                                                                ------        ------       -------      ------          ------
Total from investment operations                                  1.71          2.68         (1.91)      (1.28)           0.23
Less distributions:
   Dividends from net investment income                           0.00          0.00          0.00        0.00            0.00
   Distributions from capital gains                               0.00          0.00         (0.81)       0.00           (1.32)
   Returns of capital                                             0.00          0.00          0.00        0.00            0.00
                                                                ------        ------       -------      ------          ------
Total distributions                                               0.00          0.00         (0.81)       0.00           (1.32)
                                                                ------        ------       -------      ------          ------
Net asset value, end of period                                  $13.24        $11.53       $  8.85      $11.57          $12.85
                                                                ======        ======       =======      ======          ======
TOTAL RETURN(2)                                                  14.83%        30.28%       (17.92%)     (9.96%)(5)       1.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $8,139        $8,015       $ 6,669      $8,700          $9,668
Ratio of expenses to average net assets before
   waivers and reimbursements                                     2.17%         2.26%         2.18%       2.18%(3)        2.16%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     2.15%(6)      2.15%         2.15%       2.18%(3)        2.16%
Ratio of net investment income (loss) to average
   net assets                                                    (0.70%)       (0.82%)       (0.82%)     (0.89%)(3)      (0.70%)
Portfolio turnover rate(4)                                          52%           57%           70%         12%            177%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 2.14%, 1.41%, 2.14% and 2.14% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     80

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N
(formerly Fortis Value Fund -- Class C)

                                                                    YEARS ENDED:
                                                 -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                 10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                 ----------   ----------   ----------   ----------   -------------   -----------
CLASS N -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $11.54        $ 8.85       $ 11.57     $   12.86         $13.95
Income from investment operations:
   Net investment income (loss)                                (0.09)        (0.08)        (0.13)        (0.03)         (0.07)
   Net realized and unrealized gain (loss) on
      investments                                               1.81          2.77         (1.78)        (1.26)          0.30
                                                              ------        ------       -------     ---------         ------
Total from investment operations                                1.72          2.69         (1.91)        (1.29)          0.23
Less distributions:
   Dividends from net investment income                         0.00          0.00          0.00          0.00           0.00
   Distributions from capital gains                             0.00          0.00         (0.81)         0.00          (1.32)
   Returns of capital                                           0.00          0.00          0.00          0.00           0.00
                                                              ------        ------       -------     ---------         ------
Total distributions                                             0.00          0.00         (0.81)         0.00          (1.32)
                                                              ------        ------       -------     ---------         ------
Net asset value, end of period                                $13.26        $11.54       $  8.85     $   11.57         $12.86
                                                              ======        ======       =======     =========         ======
TOTAL RETURN(2)                                                14.90%        30.40%       (17.92%)      (10.03%)(5)      1.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $2,143        $1,989       $ 1,749     $   2,636         $2,935
Ratio of expenses to average net assets before
   waivers and reimbursements                                   2.17%         2.26%         2.18%         2.18%(3)       2.16%
Ratio of expenses to average net assets after
   waivers and reimbursements                                   2.15%(6)      2.15%         2.15%         2.18%(3)       2.16%
Ratio of net investment income (loss) to
   average net assets                                          (0.70%)       (0.82%)       (0.83%)       (0.89%)(3)     (0.70%)
Portfolio turnover rate(4)                                        52%           57%           70%           12%           177%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 2.14%, 1.41%, 2.14% and 2.14% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     81

FINANCIAL HIGHLIGHTS

THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS H
(formerly Fortis Value Fund -- Class H)

                                                                      YEARS ENDED:
                                                   -------------------------------------------------   PERIOD ENDED:   YEAR ENDED:
                                                   10/31/2005   10/31/2004   10/31/2003   10/31/2002   10/31/2001(1)   08/31/2001
                                                   ----------   ----------   ----------   ----------   -------------   -----------
CLASS H -- PERIOD ENDED:
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $11.54        $ 8.85       $ 11.58      $12.86           $13.95
Income from investment operations:
   Net investment income (loss)                                  (0.10)        (0.08)        (0.11)      (0.02)           (0.07)
   Net realized and unrealized gain (loss) on
      investments                                                 1.81          2.77         (1.81)      (1.26)            0.30
                                                                ------        ------       -------      ------           ------
Total from investment operations                                  1.71          2.69         (1.92)      (1.28)            0.23
Less distributions:
   Dividends from net investment income                           0.00          0.00          0.00        0.00             0.00
   Distributions from capital gains                               0.00          0.00         (0.81)       0.00            (1.32)
   Returns of capital                                             0.00          0.00          0.00        0.00             0.00
                                                                ------        ------       -------      ------           ------
Total distributions                                               0.00          0.00         (0.81)       0.00            (1.32)
                                                                ------        ------       -------      ------           ------
Net asset value, end of period                                  $13.25        $11.54       $  8.85      $11.58           $12.86
                                                                ======        ======       =======      ======           ======
TOTAL RETURN(2)                                                  14.82%        30.40%       (17.99%)     (9.95%)(5)        1.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $5,815        $6,526       $ 5,634      $7,914           $8,967
Ratio of expenses to average net assets before
   waivers and reimbursements                                     2.17%         2.26%         2.17%       2.18%(3)         2.16%
Ratio of expenses to average net assets after
   waivers and reimbursements                                     2.15%(6)      2.15%         2.15%       2.18%(3)         2.16%
Ratio of net investment income (loss) to average
   net assets                                                    (0.71%)       (0.82%)       (0.82%)     (0.89%)(3)       (0.70%)
Portfolio turnover rate(4)                                          52%           57%           70%         12%             177%

(1)  For the two-month period ended October 31, 2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Annualized.

(4) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)  Not Annualized.

(6) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 2.14%, 1.41%, 2.14% and 2.14% for Classes H, L, M and N, respectively.


THE HARTFORD MUTUAL FUNDS                                                     82

   PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               AND ITS AFFILIATES
                        (herein called "we, our, and us")

           This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a)   management;

b)   use; and

c)   protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a)   service your TRANSACTIONS with us; and

b)   support our business functions.

We may obtain PERSONAL INFORMATION from:

a)   YOU;

b)   your TRANSACTIONS with us; and

c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a)   your name;

b)   your address;

c)   your income;

d)   your payment; or

e)   your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)   our insurance companies;

b)   our employee agents;

c)   our brokerage firms; and

d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)   market our products; or

b)   market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)   independent agents;

b)   brokerage firms;

c)   insurance companies;

d)   administrators; and

e)   service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)   taking surveys;

b)   marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)   "opt-out;" or

b)   "opt-in;"

as required by law.
We only disclose PERSONAL HEALTH INFORMATION with:

a)   your proper written authorization; or

b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)   underwriting policies;

b)   paying claims;

c)   developing new products; or

d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a)   the confidentiality; and

b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

THE HARTFORD MUTUAL FUNDS                                                     83

Some techniques we use to protect PERSONAL INFORMATION include:

a)   secured files;

b)   user authentication;

c)   encryption;

d)   firewall technology; and

e)   the use of detection software.

We are responsible for and must:

a)   identify information to be protected;

b)   provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

WE WILL CONTINUE TO FOLLOW OUR PRIVACY POLICY REGARDING PERSONAL INFORMATION EVEN WHEN A BUSINESS RELATIONSHIP NO LONGER EXISTS BETWEEN US.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a)   credit history;

b)   income;

c)   financial benefits; or

d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)   your medical records; or

b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a)   PERSONAL FINANCIAL INFORMATION; and

b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)   your APPLICATION;

b)   your request for us to pay a claim; and

c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a)   asking about;

b)   applying for; or

c)   obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

THE HARTFORD MUTUAL FUNDS                                                     84

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:


American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.



THE HARTFORD MUTUAL FUNDS                                                     85

FUND CODE, CUSIP NUMBER AND SYMBOL

                                               CLASS
NAME                                           SHARES   FUND CODE   CUSIP NUMBER   SYMBOL
----                                           ------   ---------   ------------   ------
The Hartford Growth Fund                          H        155        416529667    FECHX
The Hartford Growth Fund                          L        105        416529659    FECLX
The Hartford Growth Fund                          M        135        416529642    FECBX
The Hartford Growth Fund                          N        175        416529634    FECCX
The Hartford Growth Opportunities Fund            H        158        416529857    FGRHX
The Hartford Growth Opportunities Fund            L        108        416529840    FGRWX
The Hartford Growth Opportunities Fund            M        138        416529832    FGRBX
The Hartford Growth Opportunities Fund            N        178        416529824    FGRCX
The Hartford Growth Opportunities Fund            Z        198        416529790    FGRZX
The Hartford SmallCap Growth Fund                 H        152        416529402    FACHX
The Hartford SmallCap Growth Fund                 L        102        416529501    FACAX
The Hartford SmallCap Growth Fund                 M        132        416529600    FACBX
The Hartford SmallCap Growth Fund                 N        172        416529709    FACCX
The Hartford Tax-Free Minnesota Fund              E        122        416529576    FTMNX
The Hartford Tax-Free Minnesota Fund              H        162        416529568    FTMHX
The Hartford Tax-Free Minnesota Fund              L        112        416529550    FTMAX
The Hartford Tax-Free Minnesota Fund              M        142        416529543    FTMBX
The Hartford Tax-Free Minnesota Fund              N        182        416529535    FTMCX
The Hartford Tax-Free National Fund               E        123        416529477    FTNLX
The Hartford Tax-Free National Fund               H        163        416529469    FTNHX
The Hartford Tax-Free National Fund               L        113        416529451    FTNAX
The Hartford Tax-Free National Fund               M        143        416529444    FTNBX
The Hartford Tax-Free National Fund               N        183        416529436    FTNKX
The Hartford U.S. Government Securities Fund      E        125        416529378    FIUGX
The Hartford U.S. Government Securities Fund      H        165        416529360    FIUHX
The Hartford U.S. Government Securities Fund      L        115        416529352    FIUAX
The Hartford U.S. Government Securities Fund      M        145        416529345    FIPBX
The Hartford U.S. Government Securities Fund      N        185        416529337    FIUCX
The Hartford Value Opportunities Fund             H        167        416529758    FVAHX
The Hartford Value Opportunities Fund             L        117        416529741    FVAAX
The Hartford Value Opportunities Fund             M        147        416529733    FVABX
The Hartford Value Opportunities Fund             N        187        416529725    FRVCX


THE HARTFORD MUTUAL FUNDS                                                     86

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:
The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:
1-888-843-7824

ON THE INTERNET:
www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:
Internet: (on the EDGAR Database on the SEC's internet site) www.sec.gov E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds II, Inc. 811-00558

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

                         THE HARTFORD MUTUAL FUNDS, INC.
                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                    THE HARTFORD SELECT SMALLCAP GROWTH FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                       THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND

                         THE HARTFORD MUTUAL FUNDS, INC.
                       CLASS A, CLASS B AND CLASS C SHARES

                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.
                  CLASS A, CLASS B, CLASS C, CLASS E, CLASS H,
                 CLASS L, CLASS M, CLASS N, CLASS Y AND CLASS Z

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387


This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2005 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387, by calling 1-888-843-7824, or on the Funds' website at www.hartfordinvestor.com.


Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.


Date of Prospectuses: ____, 2006



Date of Statement of Additional Information: ____, 2006

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      1
INVESTMENT OBJECTIVES AND POLICIES.......................................      3
FUND MANAGEMENT..........................................................     56
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................     68
PORTFOLIO MANAGERS.......................................................     83
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    108
FUND EXPENSES............................................................    116
DISTRIBUTION ARRANGEMENTS................................................    116
PURCHASE AND REDEMPTION OF SHARES........................................    123
DETERMINATION OF NET ASSET VALUE.........................................    128
CAPITALIZATION AND VOTING RIGHTS.........................................    129
TAXES....................................................................    130
PRINCIPAL UNDERWRITER....................................................    137
CUSTODIAN................................................................    137
TRANSFER AGENT...........................................................    137
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    137
OTHER INFORMATION........................................................    137
PROXY VOTING POLICIES AND PROCEDURES.....................................    137
FINANCIAL STATEMENTS.....................................................    139
APPENDIX.................................................................    A-1

                               GENERAL INFORMATION


     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-nine and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.



     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund each issue shares in three classes: Class A, Class B and Class C. The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund (together, the "Asset Allocation Funds"), Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in up to ten classes: Class A, Class B, Class C, Class Y, Class E, Class H, Class L, Class M, Class N and Class Z.


     Class E, H, L, M, N and Z shares are offered through a separate prospectus describing those classes. Class A, B and C shares are offered through one prospectus describing those classes, while Class Y shares are offered through another prospectus describing that class. This SAI relates to Class A, B, C, E, H, L, M, N, Y and Z shares.


     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisers, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends. As of August 16, 2004, Small Company Fund no longer offers Class A, B and C shares except as follows. Small Company Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included (or offered) Small Company Fund as an investment option prior to August 16, 2004.

     Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.


     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $[____] billion in assets as of December 31, 2005. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Chartwell Investment Partners, L.P. ("Chartwell"), Goldman Sachs Asset Management, L.P. ("GSAM"), Northern Capital Management, LLC ("Northern Capital"), Artisan Partners Limited Partnership ("Artisan"), Cramer Rosenthal McGlynn, LLC ("CRM"), Sterling Capital Management LLC ("Sterling"), Jennison Associates LLC ("Jennison") and Oberweis Asset Management, Inc. ("Oberweis") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.


     The commencement of operations date for each Fund is indicated below:

Advisers Fund                             July 22, 1996
Capital Appreciation Fund                 July 22, 1996
Capital Appreciation II Fund              April 29, 2005
Disciplined Equity Fund                   April 30, 1998
Dividend and Growth Fund                  July 22, 1996
Equity Income Fund                        August 28, 2003
Floating Rate Fund                        April 29, 2005
Focus Fund                                May 24, 2001
Global Communications Fund                October 31, 2000
Global Financial Services Fund            October 31, 2000
Global Health Fund                        May 1, 2000
Global Leaders Fund                       September 30, 1998
Global Technology Fund                    May 1, 2000
Growth Fund*                              June 8, 1949
Growth Opportunities Fund*                March 31, 1963
High Yield Fund                           September 30, 1998
Income Fund                               October 31, 2002
Inflation Plus Fund                       October 31, 2002
International Capital Appreciation Fund   April 30, 2001
International Opportunities Fund          July 22, 1996
International Small Company Fund          April 30, 2001
MidCap Fund                               December 31, 1997
MidCap Value Fund                         April 30, 2001
Money Market Fund                         July 22, 1996
Select MidCap Growth Fund                 January 1, 2005
Select MidCap Value Fund                  April 29, 2005
Select SmallCap Growth Fund               September 30, 2005
Short Duration Fund                       October 31, 2002
Small Company Fund                        July 22, 1996
SmallCap Growth Fund*                     January 4, 1988
Stock Fund                                July 22, 1996
Tax-Free California Fund                  October 31, 2002
Tax-Free Minnesota Fund*                  March 17, 1986
Tax-Free National Fund*                   March 17, 1986
Tax-Free New York Fund                    October 31, 2002

Total Return Bond Fund                    July 22, 1996
U.S. Government Securities Fund*          February 28, 1973
Value Fund                                April 30, 2001
Value Opportunities Fund*                 January 2, 1996
Aggressive Growth Allocation Fund         May 28, 2004
Growth Allocation Fund                    May 28, 2004
Balanced Allocation Fund                  May 28, 2004
Conservative Allocation Fund              May 28, 2004
Income Allocation Fund                    May 28, 2004
Retirement Income Fund                    September 30, 2005
Target Retirement 2010 Fund               September 30, 2005
Target Retirement 2020 Fund               September 30, 2005
Target Retirement 2030 Fund               September 30, 2005

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES


     With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.


A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

     A non-diversified fund, such as the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

     The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.




     Each Fund:

     1. will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;


     2. (except for Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;


     3. will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

     6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

     In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

     In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

     In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.




     With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds will not concentrate more than 25% of its total assets in any one industry.

     Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

     For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:


     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. With the exception of the Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.


     5. Invest more than 20% of the value of its total assets (30% of the value of its total assets in the case of Income Fund, 35% of the value of its total assets in the case of Capital Appreciation Fund and Capital Appreciation II Fund and 35% of the value of its net assets in the case of Inflation Plus
Fund) in the securities and loans of foreign issuers or borrowers (30% for High Yield Fund and Total Return Bond Fund and 25% for Short Duration Fund) and non-dollar securities and loans (10% for High Yield Fund and Total Return Bond
Fund). (For the Floating Rate Fund, 25% of the value of its total assets may be invested in loans of foreign borrowers and securities of foreign issuers, and up to 10% of its total assets may be invested in foreign loans or securities that are denominated in a foreign currency.) This policy does not apply to the funds of funds, Money Market Fund or to Funds with the words Global or International in their name.


     6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.


     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.


C.   NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D.   INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:

     AGGRESSIVE GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.


     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.


     HIFSCO allocates the assets of each of the Asset Allocation Fund among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, HIFSCO will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson serves as a consultant to HIFSCO with respect to selecting the Underlying Funds and the Asset Allocation Funds' asset allocations among the Underlying Funds. Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.


     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

  AGGRESSIVE GROWTH ALLOCATION FUND                GROWTH ALLOCATION FUND                       BALANCED ALLOCATION FUND
  ---------------------------------                ----------------------                       ------------------------
Hartford Advisers Fund                  Hartford Advisers Fund                        Hartford Advisers Fund
Hartford Capital Appreciation Fund      Hartford Capital Appreciation Fund            Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund   Hartford Capital Appreciation II Fund         Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund        Hartford Disciplined Equity Fund              Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund       Hartford Dividend and Growth Fund             Hartford Dividend and Growth Fund
Hartford Equity Income Fund             Hartford Equity Income Fund                   Hartford Equity Income Fund
Hartford Floating Rate Fund             Hartford Floating Rate Fund                   Hartford Floating Rate Fund
Hartford Focus Fund                     Hartford Focus Fund                           Hartford Focus Fund
[Hartford Global Communications Fund]   [Hartford Global Communications Fund]         [Hartford Global Communications Fund]
[Hartford Global Financial Services     [Hartford Global Financial Services Fund]     [Hartford Global Financial Services Fund]
   Fund]                                [Hartford Global Health Fund]                 [Hartford Global Health Fund]
[Hartford Global Health Fund]           [Hartford Global Leaders Fund]                [Hartford Global Leaders Fund]
[Hartford Global Leaders Fund]          [Hartford Global Technology Fund]             [Hartford Global Technology Fund]
[Hartford Global Technology Fund]       Hartford Growth Fund                          Hartford Growth Fund
Hartford Growth Fund                    Hartford Growth Opportunities Fund            Hartford Growth Opportunities Fund
Hartford Growth Opportunities Fund      Hartford High Yield Fund                      Hartford High Yield Fund
Hartford International Capital          Hartford Income Fund                          Hartford Income Fund
   Appreciation Fund                    Hartford Inflation Plus Fund                  Hartford Inflation Plus Fund
Hartford International Opportunities    Hartford International Capital Appreciation   Hartford International Capital Appreciation
   Fund                                    Fund                                          Fund
Hartford International Small Company    Hartford International Opportunities Fund     Hartford International Opportunities Fund
   Fund                                 Hartford International Small Company Fund     Hartford International Small Company Fund
Hartford MidCap Fund                    Hartford MidCap Fund                          Hartford MidCap Fund
Hartford MidCap Value Fund              Hartford MidCap Value Fund                    Hartford MidCap Value Fund
Hartford Select MidCap Growth Fund      Hartford Money Market Fund                    Hartford Money Market Fund
Hartford Select MidCap Value Fund       Hartford Select MidCap Growth Fund            Hartford Select MidCap Growth Fund
Hartford Small Company Fund             Hartford Select MidCap Value Fund             Hartford Select MidCap Value Fund
Hartford SmallCap Growth Fund           Hartford Short Duration Fund                  Hartford Short Duration Fund
Hartford Stock Fund                     Hartford Small Company Fund                   Hartford Small Company Fund
Hartford Value Fund                     Hartford SmallCap Growth Fund                 Hartford SmallCap Growth Fund
Hartford Value Opportunities Fund       Hartford Stock Fund                           Hartford Stock Fund
                                        Hartford Total Return Bond Fund               Hartford Total Return Bond Fund
                                        Hartford U.S. Government Securities Fund      Hartford U.S. Government Securities Fund
                                        Hartford Value Fund                           Hartford Value Fund
                                        Hartford Value Opportunities Fund             Hartford Value Opportunities Fund

        CONSERVATIVE ALLOCATION FUND                   INCOME ALLOCATION FUND
        ----------------------------                   ----------------------
Hartford Advisers Fund                        Hartford Floating Rate Fund
Hartford Capital Appreciation Fund            Hartford High Yield Fund
Hartford Capital Appreciation II Fund         Hartford Income Fund
Hartford Disciplined Equity Fund              Hartford Inflation Plus Fund
Hartford Dividend and Growth Fund             Hartford Money Market Fund
Hartford Equity Income Fund                   Hartford Short Duration Fund
Hartford Floating Rate Fund                   Hartford Total Return Bond Fund
Hartford Focus Fund                           Hartford U.S. Government Securities Fund
[Hartford Global Communications Fund]
[Hartford Global Financial Services Fund]
[Hartford Global Health Fund]
[Hartford Global Leaders Fund]
[Hartford Global Technology Fund]
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation
   Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund






     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2005. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.



 AGGRESSIVE GROWTH ALLOCATION FUND          GROWTH ALLOCATION FUND              BALANCED ALLOCATION FUND
 ---------------------------------          ----------------------              ------------------------
Hartford Capital Appreciation Fund   Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund     Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund    Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund
[Hartford Global Leaders Fund]       [Hartford Global Leaders Fund]        [Hartford Global Leaders Fund]
Hartford Growth Fund                 Hartford Growth Fund                  Hartford Growth Fund
Hartford Growth Opportunities Fund   Hartford Inflation Plus Fund          Hartford Growth Opportunities Fund
Hartford International Capital       Hartford International Capital        Hartford High Yield Fund
   Appreciation Fund

Hartford International Small            Appreciation Fund                  Hartford Income Fund
   Company Fund                      Hartford International                Hartford Inflation Plus Fund
Hartford MidCap Value Fund              Opportunities Fund                 Hartford International Capital
Hartford Select MidCap Value Fund    Hartford International Small          Appreciation Fund
Hartford Small Company Fund             Company Fund                       Hartford MidCap Value Fund
Hartford SmallCap Growth Fund        Hartford MidCap Value Fund            Hartford Money Market Fund
Hartford Value Fund                  Hartford Select MidCap Growth         Hartford Select MidCap Growth
Hartford Value Opportunities Fund    Hartford Short Duration Fund          Hartford Short Duration Fund
                                     Hartford Small Company Fund           Hartford Small Company Fund
                                     Hartford SmallCap Growth Fund         Hartford SmallCap Growth Fund
                                     Hartford Total Return Bond Fund       Hartford Stock Fund
                                     Hartford U.S. Government Securities   Hartford Total Return Bond Fund
                                        Fund                               Hartford Value Fund
                                     Hartford Value Fund                   Hartford Value Opportunities Fund
                                     Hartford Value Opportunities Fund



   CONSERVATIVE ALLOCATION FUND          INCOME ALLOCATION FUND
   ----------------------------          ----------------------
Hartford Capital Appreciation Fund   Hartford Floating Rate Fund
Hartford Disciplined Equity Fund     Hartford High Yield Fund
[Hartford Global Leaders Fund]       Hartford Income Fund
Hartford High Yield Fund             Hartford Inflation Plus Fund
Hartford Income Fund                 Hartford Money Market Fund
Hartford Inflation Plus Fund         Hartford Short Duration Fund
Hartford International Capital       Hartford Total Return Bond Fund
   Appreciation Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth
Hartford Short Duration Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford Value Opportunities Fund




     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research as well as research and recommendations provided by Ibbotson. Ibbotson serves as a consultant to Hartford Investment Management with respect to selecting the Underlying Funds and the Target Retirement Funds' asset allocations among the Underlying Funds. Because certain Underlying Funds are more profitable to HIFSCO, an affiliate of Hartford Investment Management, than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.



     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.



           RETIREMENT INCOME FUND                    TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
           ----------------------                    ---------------------------                 ---------------------------
Hartford Capital Appreciation Fund            Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund         Hartford Capital Appreciation II Fund       Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund              Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund             Hartford Dividend and Growth Fund           Hartford Dividend and Growth Fund
Hartford Equity Income Fund                   Hartford Equity Income Fund                 Hartford Equity Income Fund
Hartford Focus Fund                           Hartford Focus Fund                         Hartford Focus Fund
Hartford Floating Rate Fund                   Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford Growth Fund                          Hartford Growth Fund                        Hartford Growth Fund
Hartford Growth Opportunities                 Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford High Yield Fund                      Hartford High Yield Fund                    Hartford High Yield Fund
Hartford Income Fund                          Hartford Income Fund                        Hartford Income Fund
Hartford Inflation Plus Fund                  Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford International Capital Appreciation   Hartford International Capital              Hartford International Capital
   Fund                                          Appreciation Fund                           Appreciation Fund
Hartford International Opportunities Fund     Hartford International Opportunities Fund   Hartford International Opportunities Fund
Hartford International Small Company Fund     Hartford International Small Company Fund   Hartford International Small Company Fund
Hartford MidCap Fund                          Hartford MidCap Fund                        Hartford MidCap Fund
Hartford MidCap Value Fund                    Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Money Market Fund                    Hartford Money Market Fund                  Hartford Money Market Fund
Hartford Select MidCap Growth Fund            Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund             Hartford Select MidCap Value Fund           Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund          Hartford Select SmallCap Growth Fund        Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund                  Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Small Company Fund                   Hartford Small Company Fund                 Hartford Small Company Fund
Hartford SmallCap Growth Fund                 Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
Hartford Stock Fund                           Hartford Stock Fund                         Hartford Stock Fund
Hartford Total Return Bond Fund               Hartford Total Return Bond Fund             Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund      Hartford U.S. Government Securities Fund    Hartford U.S. Government Securities Fund
Hartford Value Fund                           Hartford Value Fund                         Hartford Value Fund
Hartford Value Opportunities Fund             Hartford Value Opportunities Fund           Hartford Value Opportunities Fund

        TARGET RETIREMENT 2030 FUND

Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Floating Rate Fund
Hartford Growth Fund
Hartford Growth Opportunities
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford MidCap Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund



          The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2005. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.



           RETIREMENT INCOME FUND                    TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
           ----------------------                    ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund            Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund              Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Growth Fund                          Hartford Growth Fund                        Hartford Growth Fund
Hartford MidCap Value Fund                    Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford Select MidCap Growth Fund            Hartford MidCap Value Fund                  Hartford MidCap Value Fund
Hartford Value Fund                           Hartford Select MidCap Growth Fund          Hartford Select MidCap Growth Fund
Hartford Value Opportunities Fund             Hartford Small Company Fund                 Hartford Small Company Fund

                                              Hartford SmallCap Growth Fund               Hartford SmallCap Growth Fund
GLOBAL AND INTERNATIONAL EQUITY FUNDS         Hartford Value Fund                         Hartford Value Fund
Hartford International Capital Appreciation   Hartford Value Opportunities Fund           Hartford Value Opportunities Fund
   Fund
Hartford International Opportunities Fund
                                              GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS
FIXED INCOME AND MONEY MARKET FUNDS           Hartford International Capital              Hartford International Capital
                                                 Appreciation Fund                           Appreciation Fund
Hartford Floating Rate Fund                   Hartford International Opportunities Fund   Hartford International Opportunities Fund
Hartford High Yield Fund                      FIXED INCOME AND MONEY MARKET FUNDS         Hartford International Small Company Fund
Hartford Inflation Plus Fund                  Hartford Floating Rate Fund                 FIXED INCOME AND MONEY MARKET FUNDS
Hartford Money Market Fund                    Hartford High Yield Fund                    Hartford Floating Rate Fund
Hartford Short Duration Fund                  Hartford Inflation Plus Fund                Hartford High Yield Fund
Hartford Total Return Bond Fund               Hartford Short Duration Fund                Hartford Inflation Plus Fund
                                              Hartford Total Return Bond Fund             Hartford Short Duration Fund
                                                                                          Hartford Total Return Bond Fund



     TARGET RETIREMENT 2030 FUND
DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford MidCap Value Fund
Hartford Select MidCap Growth Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Value Fund
Hartford Value Opportunities Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund



FIXED INCOME AND MONEY MARKET FUNDS
Hartford Inflation Plus Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund


     E.   MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS


          The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     For purposes of this sub-heading E only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.


     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.


     NEW FUND RISKS The Select SmallCap Growth Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.


     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.


     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.


     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.



     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.


     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), and (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund).


     INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.



     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. The Floating Rate Fund, Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 40%, 20%, 15%, 20%, 20%, 20% and 20%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities (and in the case of the Floating Rate Fund, Income Fund, and Inflation Plus Fund, bank loans) rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 10% of total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except the Floating Rate Fund, Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Floating Rate Fund is permitted to invest up to 100% of its total assets in debt obligations that are in payment default or are rated "C" by Moody's or "D" by S&P or are unrated (or ratings have been withdrawn).



     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," or "leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.



     BANK LOANS AND LOAN PARTICIPATIONS The Floating Rate Fund may invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest up to 10% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loans are relatively illiquid and may be difficult to value.






     Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund. For example, if a bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund could be held liable as co-lenders.



     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.



     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.



     Bank loans may be structured to include both term loans, which are generally fully funded at the time of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.



     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.



     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower



     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.



     SENIOR FLOATING RATE LOANS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.



     Many loans in which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.



     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's performance.

     When the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value.



     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.



     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.



     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.



     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.



     Material Non-Public Information. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.


     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


     STRUCTURED NOTES The Select SmallCap Growth Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Select SmallCap Growth Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of other Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.



     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


     MUNICIPAL SECURITIES Income Fund, Inflation Plus Fund, High Yield Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.


     SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES [TO BE UPDATED.]


     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

     Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

     The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

ECONOMIC FACTORS

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

     Following the severe recession of the early 1990s, the State's financial condition improved markedly starting in fiscal years 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

     During 2000, California's growth continued to outpace the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity in 2001. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

     The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached just below 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% a year earlier. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers. The grocery workers walked out or were locked out on October 12, 2003. The resolution of the grocery workers strike appears to have had little impact on overall industry employment, as the March 2004 gain in grocery store employment was comparable to past years. Nonetheless, the job market continued to improve in 2004, and by October 2004, the unemployment rate had fallen to 5.7%.

     A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates. Rising interest rates and home prices have slowed sales somewhat; however, construction and sales of new homes in 2004 continue to exceed the numbers recorded in 2003.

     While the slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues in 2002-2003, revenues in the 2003-2004 fiscal year rebounded and were 2.3% higher than projections for the year. As of the middle of November 2004, actual revenues in the 2004-2005 fiscal year were approximately 4.9% higher than forecasted.

     Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

CURRENT STATE BUDGETS

     The discussions below of fiscal year 2003-04 and 2004-05 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2004-05 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

Fiscal Year 2003-04 Budget

     Background. The 2003-04 Governor's Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

     The 2003-04 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

     May Revision. Some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the 2003 May Revision to the 2003-04 Governor's Budget (the "2003 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

     First, the 2003 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

     In the 2003 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2003 May Revision divided the $38.2 billion gap into three main components:

     The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

     Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

     The 2003 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which ended on September 15, 2003) to start to address these structural imbalances.

     In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of vehicle license fees ("VLF") enacted in previous years. The new, higher levels of VLF went into effect on October 1, 2003. State payments to local governments were eliminated as of July. However, upon entering office, Governor Schwarzenegger signed an executive order rescinding the VLF increases that went into effect October 1, 2003 and providing a refund to taxpayers who paid the higher fee. This executive order reinstates the offset from the General Fund for the reduced VLF.

     Final Budget Act. Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

     The 2003-04 Budget Act was passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the over $35 billion budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year end budget reserve at June 30, 2004 of almost $2 billion, assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed, and also assumed the higher levels of VLF would go into effect. The principal features of the budget were as follows:

     The Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30 2003. To repay the bonds, an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund and offset by a 1/2 cent decrease in the sales tax paid to local governments, was instituted (both to be effective as of July 1, 2004). Separate legislation provided additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, would have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. On December 5, 2003, the California Fiscal Recovery Financial Authority voted to move forward with the issuance of fiscal recovery bonds. However, in mid-December 2003 the California Legislature voted to place on the March 2004 primary election ballot a measure that would approve a $15 billion deficit reduction bond. Voters approved this bond offering, which replaced the $10.7 billion in fiscal recovery bonds the Legislature authorized as part of the 2003-04 Budget Act.

     The budget also assumed two other external borrowings. The first was the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second was the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale was subject to a court validation process brought by the State. In September 2003, the State's attempt to obtain validation in Superior Court for this bond was unsuccessful.

     The budget relied on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this was to result in a small decrease in per pupil spending, to about $6,900 per pupil. Significant cuts were made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases offset reductions in support for trial courts and resources programs. Health and social service costs were limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs were reduced by voluntary agreements negotiated with employee unions or layoffs.

     The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There were no other tax or revenue increases, aside from certain fees.

     Fiscal Year 2004-05 Budget

     Background. The 2004-05 Governor's budget, released on January 9, 2004 ("2004-05 Governor's Budget") projected an estimated shortfall of $17 billion, $15 billion of which represented an ongoing projected structural imbalance between then-current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflected a shortfall in the current year budget. However, the budget did not fully address the State's ongoing budget problem -- leaving an estimated $6 billion shortfall between expenditures and revenues in 2005-06. The budget proposed spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget also sought to avoid imposing new taxes.

     May Revision. The 2004 May Revision to the 2004-05 Governor's Budget ("2004 May Revision") noted that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balanced Budget Act, which requires, among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.

     The 2004 May Revision relied largely on borrowing and temporary measures to balance the budget. Many of the steepest cuts to human services, higher education, local government, and other programs remained in place under the 2004 May Revision. After accounting for offsets and reduced transfers, a total improvement in General Fund revenues of $1.19 billion was expected in 2003-04 and 2004-05 combined. The 2004 May Revision also included a new proposal, negotiated with local government leaders, which would eliminate the VLF "backfill" to local governments and cut the VLF rate.

     The 2004 May Revision noted that since the January budget proposal, new funds of $3.6 billion became available due to greater than expected receipts from a previously enacted tax shelter amnesty program, an increase in the administration's forecast of tax collections in fiscal years 2003-04 and 2004-05 combined, and accounting adjustments. The administration also proposed to reduce the amount of Proposition 57 economic recovery bonds utilized by $1 billion to $11.3 billion, leaving the remainder of the $15 billion in authorized bonds available for future years.

2004 Budget Act

     The Governor and members of the Legislature were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2004, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, 2004, including payments to community colleges, school districts, local governments, some non-profit organizations and other entities, payments to vendors for services provided since the start of the fiscal year, and salaries and per diem of state elected officials and their appointed staff.

     The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years.

     The budget included several key provisions from the 2004 May Revision. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.

     General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) are projected to be about $73.1 billion in 2004-05, an increase from the final estimates of 2003-3004. Most of the increase in projected tax revenues was attributable to the personal income tax. The budget also reflects new revenues from a two-year suspension of the teachers' tax credit, an expanded tax amnesty program, and a rule change related to application of the use tax. Total revenues and transfers are projected to be $78.8 billion, including the sale of $11.3 billion of $15 billion in Proposition 57 economic recovery bonds authorized by voters in March 2004 and a diversion of $1.3 billion in revenues from local government in 2004-05 and in 2005-06. The 2004 Budget Act also predicted a year-end reserve of $768 million. About $268 million of the reserve was designated for Proposition 98 and the remaining $410 million is designated for non-Proposition 98 purposes.

     The Legislature approved agreements with five Indian tribes, which will provide a portion of the $300 million in new General Fund revenues that the budget assumes will come from Indian tribes. In addition, the Legislature authorized the State to issue over $1 billion in bonds backed by additional payments from tribes. The budget allocated these bond proceeds to repay in 2004-05 transportation loans otherwise due in 2005-06.

     The budget included borrowing related to pension bonds, transportation, and local governments, including issuance of pension obligation bonds to fund approximately $929 million of the State's 2004-05 retirement obligation to the California Public Employees' Retirement System. This will free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The State will make interest-only payments of approximately $55.8 million from 2005-06 through 2008-09 and $93.7 million in each fiscal year from 2009-10 through 2024-25.

     Funding for K-12 Proposition 98 spending was reduced by $2 billion through a suspension of the minimum funding guarantee, and spending for higher education, corrections, state operations, and some social services programs were also reduced in the budget. The budget also restored some funding reductions proposed by the administration in the areas of higher education student financial aid and outreach programs, social services, and state employee compensation. General Fund reductions for public universities were partly offset by student fee increases. The budget also included a $1.2 billion reduction in transportation funding related to the suspension of the Proposition 42 transfer of gasoline sales tax revenues for state and local transportation purposes, and a $400 million unallocated reduction to corrections.

     The budget reflected reduced funding for court operations by approximately $70 million. The budget also included a $30 million loan from the State Court Facilities Construction Fund to offset General Fund spending, and reduced spending for adult corrections by more than $150 million.

     The budget assumed local property taxes would be reduced by $2.4 billion and that federal funding would be increased by $422.5 million.

     The budget granted the Governor's administration the authority to make $150 million in General Fund reductions during the fiscal year. State operations appropriations could be reduced by as much as 20% and local assistance appropriations could be reduced by as much as 5%. The budget therefore assumes an additional $150 million in savings from future reductions.

     The budget continues to face significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

Cash Flow Requirements

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"). In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds to be issued by the DWR to be secured by a portion of retail customers' electricity bills.

     The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

     Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

     By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.

     In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved of Proposition 57 in March 2004, the State sold a then-record $7.9 billion in economic recovery bonds ("ERBs") bonds on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004 the State sold nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years.

     Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     In addition, approval of Proposition 55 (the "Kindergarten-University Public Education Facilities Bond Act of 2004") in March 2004, authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities.

     As of August 1, 2004, the State had approximately $45.9 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $34.5 billion remained unissued as of that date.

     Despite higher revenues than projected in the prior and current fiscal years, the State's continued reliance on borrowing to meet its spending requirements suggests the State will continue to face budget shortfalls in future years. While the 2005-06 budget will be helped by a carry-over balance and various limited-term solutions enacted in the 2004-05 budget, these solutions will not be available in subsequent years. As a result, they cannot be counted on to address the State's large and persistent ongoing structural budget shortfall, estimated to reach nearly $10 billion in 2006-07 under current-law spending and revenue policies, absent corrective actions. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

BOND RATINGS

     S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation.

     In January 2001, S&P placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, S&P removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from S&P, "A1" from Moody's and "AA" from Fitch.

     In December 2002, the ratings of the State's general obligation bonds were reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

     In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.

     Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.

     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2002, California had outstanding approximately $29.6 billion aggregate principal amount of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State General fund. The obligations of California have increased this past year in significant part because voters approved $21.4 billion of new bond authorizations in two elections in 2002. In FY 2001-02, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. It is expected that more bond authorizations will be on the ballot in 2004.

OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

     Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

     Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-

Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OTHER CONSIDERATIONS

     Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.


     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES [TO BE UPDATED.]


     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated (GII). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast released in November 2004 established the starting point for FY 2006-07 budget considerations. It also contained revised revenue and expenditure estimates for the current (FY 2004-05) biennium based on the most recent information about the national and state economic outlook.

     Economists expect 2005 to be a good year for the U.S. economy, although growth is expected to be slower than that in 2004. Although employment remains the chief concern, forecasters welcomed results from October 2004's payroll employment survey which provided tangible evidence that the U.S. economy had regained its ability to produce the jobs needed to keep up with the natural growth of the work force. The January 2005 baseline forecast of GII reflects that generally optimistic national consensus outlook. GII expects real GDP to grow at a 3.6% annual rate in 2005, and at a 3.3% rate in both 2006 and 2007. The Blue Chip consensus forecast calls for 3.6% real growth in 2005 and 3.4% real growth in 2006.

     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. According to the November 2004 Economic Forecast released by the Minnesota Department of Finance, employment growth will continue to lag behind the national average in FY 2004-05. After performing at or slightly above the national rate for more than 10 years, Minnesota's job growth slipped slightly behind the U.S. employment growth rate in 2004. Natural resources and mining, transportation and warehousing, financial activities, information, leisure and hospitality, professional and business services, and state and local government all showed some decreases. However, manufacturing employment continues to grow slowly from its August 2003 low point.

     While nationally, total wage and salary income grew by 4.5% in FY 2004, in Minnesota, wage growth was 4.1%. In 2005, jobs are forecast to increase 1.0% while in comparison, U.S. employment growth is forecast at 1.7%. Total Minnesota wages are forecast to rise 5.3% compared to U.S. wages which are expected to rise 5.4% in 2005. On a positive note, Minnesota's unemployment rate of 4.3% continues to be well below the national average. Furthermore, according to gross state product (GSP) data recently released by the U.S. Department of Commerce, during the 1998-2002 period, real (inflation adjusted) GSP growth in Minnesota averaged 2.9%, 0.2 percentage points greater than the national average. Minnesota ranked 19th among states in real GSP growth rates for that period. The State's financial services and trade sectors made the largest contributions to real GSP growth. The education and health sector, the trade sector and the construction sector all grew noticeably faster than the U.S. average, while growth in Minnesota's durable goods manufacturing and information sectors lagged behind their U.S. counterparts.

     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in November 2004, general fund revenues in FY 2004-05 are expected to total $29.042 billion, $455 million more than June 30, 2004 estimates. When combined with a $34 million decrease in expenditures and a $6 million forecast reduction in the budget reserve, an ending balance of $495 million is forecast in the current biennium. The January 2005 Economic Update also painted a positive picture. Net general fund revenues during November and December of 2004 were 2.5% above the November 2004 forecast. A large variance in corporate income tax receipts accounted for more than two-thirds of the gain over November's forecast. Receipts from the individual income tax and the sales tax, which account for about 75% of state revenue, were $7 million (0.3%) above forecast.

     Despite a budget surplus in the current biennium, Minnesota's budget outlook for the 2006-07 biennium has deteriorated by $302 million. This is due to the fact that, while revenues for FY 2006-07 are forecast to increase by $805 million, or 2.8% over levels in the current biennium, current law spending is projected to increase by $2.l39 billion, or 7.6%. The general fund revenue forecast is up $254 million from June 30, 2004 estimates, but projected state expenditures are up by $556 million from earlier projections. When the net forecast reduction of $302 million is combined with the $398 million shortfall projected in June 30, 2004 budget planning estimates, Minnesota faces a $700 million budget shortfall in the 2006-07 biennium. Health and human services sectors will account for two-thirds of the total spending increase. Furthermore, the $495 million FY 2004-05 forecast balance cannot be used to reduce the projected 2006-07 shortfall, because under current law it must be used to restore the cash flow account to $350 million, rebuild the state's budget reserve to $653 million, and buy back a portion of the school aid payment shifts used to balance recent budgets.

     The Council of Advisers urged restoring Minnesota's budget reserve as part of budget plans for the 2004-2005 biennium. Use of the budget reserve is not triggered automatically when a deficit is forecast. On a number of occasions in previous years, State legislation has addressed projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the January 2005 forecast, GII cautions that, "A good 2005 does not guarantee a good 2006." Should business spending not continue strongly or should export growth falter, "the stage could be set for a nasty correction in 2006." GII assigns a 20% probability to a more pessimistic scenario in which the dollar weakens more rapidly and inflation gathers momentum, leading to higher interest rates. Such higher interest rates could lead to sub-par growth in 2005 and 2006, but no recession.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will effect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."


     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES [TO BE UPDATED.]


     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

     The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added over 70,000 private sector jobs since August of 2003. Total State employment is projected to rise 0.3% in 2004, followed by a growth of 0.9% in 2005, after a decline of 0.6% in 2003. Wage income is projected to rise 5.6% in 2004 and 4.7% in 2005, after a growth of only 1.4% in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate is projected to fall from 6.3% in 2003 to 6.2% for 2004.

     The risks to the New York forecast are substantial. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

     The State's Division of Budget ("DOB") projects General Fund collective bargaining costs of $272 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies or programs. The State assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation (LGAC) to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation (STARC) issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to New York City of $170 million in 2004-05 (that would result, subject to annual appropriations, in $5.3 billion of payments to New York City rather than the previous legislative agreement of $5.1 billion). However, it is expected that New York City will provide $170 million to the State in 2004-05 to ensure that the State's Financial Plan does not incur unplanned costs.

     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

     GAAP BASIS FINANCIAL PLAN

     DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements Management's Discussion and Analysis (MD&A) for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP basis financial results for the State from that of previous fiscal years.

     The General Fund ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is primarily attributable to: a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, $400 million of tobacco bond proceeds received in 2003-04 which were reserved for the 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million. The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

     GAAP BASIS RESULTS FOR PRIOR FISCAL YEARS

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

     FISCAL YEAR 2002-03 GAAP BASIS RESULTS

     The State Comptroller released the State's general purpose financial statements for fiscal year 2003-04 prepared on a GAAP basis on July 18, 2004. The financial statements for fiscal year 2003-04 reflect the implementation of GASB 34.

     NET ASSETS. The State reported net assets of $41.2 billion, which reflects the State's investment in its capital assets. The $41.2 billion was comprised of $60.5 billion in capital assets reported net of related debt, $4.3 billion in restricted net assets offset by an unrestricted net assets deficit of $23.6 billion. Net assets reported for governmental activities decreased by $3.3 billion from a year ago, decreasing from $42.4 billion to $39.1 billion.

     Unrestricted net assets, the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, was a deficit of $24.0 billion as of March 31, 2004. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future Tobacco Settlement Receipts ($4.8 billion); local aid payments for school education aid, which were financed on a long term basis by the LGAC ($4.6 billion); local highway and bridge projects ($2.7 billion); local mass transit projects ($2.4 billion); and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6.5 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for the State's business type activities decreased by 7.0%, $2.7 billion in 2002 compared to $2.5 billion in 2003. The decrease in net assets for business type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($287 million), and CUNY Senior College operating and expenses exceeding operating revenues and State support ($143 million). As of June 30, 2003, $8.0 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

     The State's total expenses for governmental activities of $94.6 billion exceeded its total revenues of $92.5 billion by $2.1 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue totaled $48.0 billion, education aid transfers from the State lottery totaled $1.9 billion, grants and contributions totaled $37.5 billion, and revenues derived by those who directly benefited from the programs totaled $7.0 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.5 billion in 2004. The State paid for the remaining "public benefit" portion of governmental activities with $43.7 billion in taxes and $4.3 billion in other revenues including investment earnings.

     BUSINESS TYPE ACTIVITIES. The cost of all business type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $797 million because some activity costs were paid by those directly benefiting from the programs ($8.4 billion), grants and contributions ($5.6 billion) and other miscellaneous revenue ($342 million).

     STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $6.2 billion. Included in this year's total change in fund balance is an operating surplus of $3.0 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including the sale of tobacco bonds which provided resources of $4.2 billion, an increase of $1.3 billion in personal income tax revenue, a $1.0 billion increase in consumption and use tax revenue, a $645 million increase in Federal grants, and a $504 million increase in miscellaneous revenues, offset by a $206 million decline in business and other taxes. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth and increased spending by business. The increase in General Fund revenues was offset by a $2.5 billion increase in expenditures. Local assistance expenditures increased by $2.2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $300 million due to increased employer pension costs.

     The State ended the 2003-04 fiscal year with a General Fund accumulated deficit of $281 million. The reduction of the deficit primarily reflects the restoration of reserves as a result of the improving State economy and the sale of tobacco bonds, from which the General Fund received a $4.2 billion benefit.

     CAPITAL ASSETS. As of 2004, the State had $82.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such assets as roads and bridges. This amount represents a net increase (including additions and deductions) of $920 million over last year.

     The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,466 lane miles of highway and 7,798 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2004.

     The State's fiscal year 2005 capital budget calls for it to spend another $6.7 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $207 million in general obligation bond proceeds, $3.5 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.1 billion in funds on hand or received during the year.

     DEBT ADMINISTRATION. The State has obtained long term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non voter approved debt). Non voter approved long term financing as of March 31, 2004 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long term financing needs as a single portfolio of state supported debt that includes general obligation bonds and other obligations of both its governmental activities and business type activities. Most of the debt reported under business type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities; thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business type activities combined, to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004, the State had $1.9 billion in State supported variable rate bonds outstanding and $5.5 billion in variable rate bonds outstanding that are subject to Swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at net fixed rates to be established at future mandatory tender dates, or convert to a variable rate. As of March 31, 2004, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 4.7% of the State supported bonded debt portfolio. Total Swap agreements of $5.5 billion equaled 13.5% of the total portfolio of bonded State supported debt.

     As of March 31, 2004, the State had $46.9 billion in bonds, notes, and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion. During fiscal year 2003-04, the State issued $15.4 billion in bonds, of which $6.7 billion were for refunding and $8.7 billion were for new borrowing.

     2004-2005 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On September 14, 2004, the DOB issued the Enacted Budget Financial Plan for the 2004-05 fiscal year. DOB issued the first quarterly update to the Financial Plan on November 16, 2004 (the "First Quarterly Update").

     In the Enacted Budget Financial Plan, DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.

     DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The most significant changes to revenue and spending include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

     The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05. (If not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.) The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (the Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

     As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

     Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7% over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

     RESERVES/GENERAL FUND CLOSING BALANCE. The First Quarterly Update projects a closing balance of $1.127 billion in the General Fund, and is unchanged from the Enacted Budget Financial Plan estimate. The closing fund balance is comprised of $794 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund), $21 million in the Contingency Reserve Fund, and $312 million in the Community Projects Fund.

     AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY

     In May 2003, the Metropolitan Transportation Authority (MTA) raised subway, bus, and commuter rail fares for the first time since 1995 and bridge and tunnel tolls for the first time since 1996. The increases were made to ensure that the MTA would have balanced budgets in both 2003 and 2004. While the increases led to slightly decreased ridership (down 2.56% from 2002) and vehicle crossings (down 0.87% from 2002), fare revenue increased by 11.14% and toll revenue increased 9.52% over 2002.

     The previous year's fare and toll increases continue to have an impact on 2004 fare and toll revenue levels when compared with 2003 results. MTA consolidated fare revenue is projected to increase 6.9% while toll revenue is expected to increase 6.3%. The MTA consolidated fare revenue projection is $35.0 million lower in the 2004 Mid-Year Forecast compared with the 2004 Adopted Budget, while projected toll revenue is $11.2 million greater than in the Adopted Budget. The 2004 Mid-Year Forecast of New York City Transit fare revenue projection has been lowered by $20.0 million from the Adopted Budget level, while fare revenue for the Commuter Railroads has been reduced by $14.2 million.

     For 2005 through 2008, MTA consolidated ridership is projected to increase in the 1.1% to 1.3% range each year, while traffic is expected to increase in the 0.2% to 0.6% range each year. Annual MTA consolidated fare revenue growth is projected in the 1.2% to 1.4% range for 2005 through 2008, while annual toll revenue growth is projected in the 0.1% to 0.4% range each year. The MTA projects a series of increasing deficits from 2005 through 2007. These are caused by three factors: increasing debt service, higher pension costs, and higher health and welfare benefit costs. Following the largest public bond refinancing in the history of the market in 2002, the MTA continued in 2003 to access the capital markets to fund capital construction projects through the issuance of the new money portion of the restructuring and the MTA was able to sell more than $1.97 billion in fixed and variable rate bonds at favorable interest rates.

     The gaps projected in the July 2004 Financial Plan have been materially reduced largely by external economic improvements that had occurred since February. The 2004 closing cash balance is now expected to be $309 million, $273 million better than the Adopted Budget. This gain is primarily due to better than expected actual results at the end of 2003 and the first half of 2004; notably, increased real estate and petroleum business tax (PBT) revenues and the impact of lower-than-anticipated interest rates on debt service costs. In addition, the continuing effect of real estate and other tax yields combined with other improvements in the regional economic forecast for the plan period, reduces the baseline gaps in the February Plan (without fare actions or agency gap closing measures) to $436 million in 2005. This reduction in the $871 million baseline 2005 gap projected in February is attributable to the carry forward from 2003 and 2004 of $309 million, the continued increase in tax revenues going forward and other refinements in budget forecasting. Assuming that the region's economy remains relatively healthy, the baseline gaps are projected at $1.359 million in 2006 and $1.681 million in 2007; the comparable gap in 2008 is projected to be $2.081 million. Thus, the baseline gaps in 2005 through 2007 improved $163 million, $208 million and $304 million, respectively, since February. Despite these improvements, which do not include gap-closing actions in 2005-2008, MTA's baseline financial position beyond 2004 remains structurally imbalanced.

     The Preliminary 2005 Budget presents options for the Board to consider for closing the currently projected gap of $436 million in that year. These include:
(1) agency programmatic actions, "Program to Eliminate the Gap" (PEGs), which, in total are valued at an estimated $20 million in 2004 and $208 million in 2005; (2) increased fare and toll yields valued in the Preliminary Budget at $219 million in 2005; and (3) an increase in the NYCT Express Bus Fare to $6.00 in 2005, valued at $19 million.

     Dedicated Taxes & State and Local Subsidies total $2.652 billion on an accrual basis, which is $222 million higher than the 2004 Adopted Budget. This is due largely to the substantially higher forecasts for real estate and petroleum business taxes, which reflect increases of $190 million and $31 million, respectively.

     During the period 2005 to 2007, this financial plan projects that overall Dedicated Taxes & State and Local Subsidies will increase over the levels projected in the February 2004 plan by $135 million in 2005, $145 million in 2006 and $187 million in 2007. While these increases are significant, they are lower than the $222 million plan-to-plan increase for the current year (2004). The primary reason for the projected drop between 2004 and 2005 is that this plan assumes that interest rates will begin to rise and as that happens, real estate and petroleum business tax revenues will drop below the 2004 level. Economically based improvements in the Metropolitan Mass Transportation Operating Assistance Taxes (MMTOA), on the other hand, are expected to yield significantly increased revenues to MTA in 2005 through 2008 relative to the 2004 yields.

     NEW YORK CITY

     As required by law, the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     The City has adopted a Fiscal Year (FY) 2005 budget that the City believes will end the year in balance. It believes that the revenue and expenditure projections are reasonable estimates and the level of reserves available to the City appear to be sufficient to offset the risks previously identified by the Comptroller's Office. However, the out-years of the Financial Plan continue to contain multi-billion dollar deficits because the City's expenses continue to outpace the growth of its revenues.

     In June 2004, the Mayor and the City Council adopted a $47.8 billion budget for FY 2005. To achieve budget balance, the City is utilizing $3 billion in non-recurring resources. These items include $1.9 billion in rolled-over budget surplus from Fiscal Year 2004, an expected lump-sum payment of $690 million from the Port Authority of New York and New Jersey as a result of a new lease agreement for City airports, a $502 million reimbursement to the City for Municipal Assistance Corporation debt service, and $150 million from the Battery Park City Authority for the sale of City-owned properties. The use of these non-recurring resources does not address the underlying imbalance between revenues and expenditures in FY 2005.

     The reliance on non-recurring resources to balance the budget creates greater challenges for the City for FYs 2006 through 2008. The Comptroller's Office projects a stronger economy with tax revenue forecasts projected to grow by 12.1% over the financial plan period. This growth is significantly higher than the 7.6% growth in expenditures. However, tax revenues account for only about sixty percent of the funds necessary to support City spending. Since non-tax revenues, such as federal and state aid, will likely remain unchanged over the term of the Financial Plan, the City will be confronted with persistent budget gaps despite a stabilized economic outlook.

     The City Administration projects deficits of $3.7 billion in FY 2006, $4.5 billion in FY 2007, and $3.7 billion in FY 2008. To overcome these challenges, the City indicates that it must devise a long-term financial plan that includes recurring savings and stable growth in revenues. The City has taken a step in this regard by re-establishing a Budget Stabilization Account (BSA) for FY 2006. However, the BSA contains only $220 million, which is short of the projected FY 2006 budget deficit. For the BSA to serve as an effective means of balancing the FY 2006 budget, the City would need to increase the funds in the BSA throughout FY 2005. Another challenge concerns the City's management of its capital plan. In FY 2005 alone, the City will make $4.46 billion in debt service payments, consuming 16 percent of local tax revenues.

     The FYs 2005-2008 Financial Plan shows that the City expects revenues to increase from $47.8 billion in FY 2005 to $49.5 billion in FY 2008, a growth of 3.7%. This growth is driven mainly by increases in tax revenues which are projected to grow by 12.1% over this period even as various temporary tax increases enacted in FY 2003 to help the City weather the fiscal crisis are scheduled to sunset by FY 2006.

     The City plans to borrow $15.4 billion of general obligation bonds and $7.2 billion of Water Finance Authority bonds between FYs 2005 and 2008. This borrowing is driven by both past capital contracts not yet paid and by a portion of currently planned commitments. In addition, there is $172 million of lease-purchase debt along with a $49 million drawdown of the USDOT loan related to reconstruction of the ferry terminals. Including GO, NYCTFA, and TSASC, principal redemptions are estimated to be $1.88 billion in FY 2005, $1.9 billion in FY 2006, $2.13 billion in FY 2007, and $2.23 billion in FY 2008. Planned borrowing, excluding Water Finance Authority bonds, is $3.4 billion in FY 2005, $3.8 billion in FY 2006, $4.2 billion in FY 2007, and $4 billion in FY 2008.

     Thus, the excess borrowing over principal redemptions is estimated to be $1.5 billion in FY 2005, $1.9 billion in FY 2006, $2 billion in FY 2007, and $1.79 billion in FY 2008. The rate of debt growth is projected to be 3.3% from FYs 2004 to 2005, 4% from FYs 2005 to 2006, 4.1% from FYs 2006 to 2007, and 3.5%
from FYs 2007 to 2008. These projected outstanding debt growth rates exceed the City's inflation projections by an average of 1.4% per year. Thus, the City is issuing more debt than it is retiring, and the growth of debt outpaces inflation projections. However, the extent to which the change in outstanding debt exceeding the rate of inflation is deemed problematic will be determined, in large part, by the debt service to tax revenue ratio.

     LITIGATION

     New York is currently involved in certain litigation involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. Adverse decisions against New York could have a material impact on State finances in the 2003-04 fiscal year or thereafter. Included in this litigation, among others, are the following: Campaign for Fiscal Equity, Inc., et al. v. State, et al., where plaintiffs claim that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution; Oneida Indian Nation of New York et al. v. County of Oneida, where the plaintiff claims that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795; and Cayuga Indian Nation of New York v. Cuomo et al. where the federal District Court granted plaintiffs $211 million in prejudgment interest on 64,000 acres held to be illegally sold to the State in 1795.


     INVERSE FLOATERS The Income Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.



     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration

Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.


     SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.



     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.



     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants ("LNs")), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.



     The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Capital Appreciation Fund and Capital Appreciation Fund II may invest up to 35% of their total assets in the securities of foreign issuers and non-dollar securities. The Income Fund may invest up to 30% of its total assets in the obligations of foreign issuers and non-dollar obligations. The Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund,



                                       43
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Growth Fund, Growth Opportunities Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Floating Rate Fund and Short Duration Fund may invest up to 25% of their total assets in the securities of foreign issuers and loans to foreign borrowers. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) and the High Yield and Total Return Bond Funds are permitted to invest up to 30% of their total assets in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Each of the Floating Rate Fund, High Yield Fund and Total Return Bond Fund may also invest up to 10% of their total assets in non-dollar securities and loans. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.



     Under normal market conditions, the International Opportunities Fund invests in at least three countries other than the United States; however there are no limits on the amount of the fund's assets that may be invested in each country. The Global Leaders Fund invests in at least five countries, one of which is the United States; however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States; however, these Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least three; however, neither Fund has a limit on the amount of assets that must be invested in each country.



     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.



     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.



     From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. From time to time,

Select MidCap Growth Fund and Select MidCap Value Fund may also invest in securities of issuers located in countries with emerging economies or securities markets, though not as a part of its principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.



     Foreign loans and securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign loans and securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.



     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.



     Some of the foreign loans and securities in which the Floating Rate Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, the Floating Rate Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.


     CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, to a lesser extent, to enhance returns. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."


     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.



     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.



     A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.



     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.



     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.


     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.


        The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.



     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.



     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each

Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Also see Other Derivatives and Structured Investments, below.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.


     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.



     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the Securities and Exchange Commission ("SEC") to be illiquid.



     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.


     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.


     ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.


     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.


     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Floating Rate Fund may purchase or sell undrawn or delayed draw loans.



     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.


     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not achieve their goal.



     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.



     The Funds (other than the Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.



     The Funds (other than the Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than the Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).



     The Funds (other than the Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples included TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.



     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.






     PORTFOLIO TURNOVER [TO BE UPDATED.]



     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete calendar quarter-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each Fund's assets(in the case of Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other Funds). This information will remain accessible until the next schedule appears on the website.


     The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Funds' chief compliance officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice, and that it is in the interest of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Funds' chief compliance officer.

     Portfolio holdings are disclosed to the Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the Funds or their sub-advisers in the voting of proxies and to the Funds' bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may disclose the Funds' portfolio holdings to third-party vendors that provide analytical systems services to the Funds' investment manager or sub-advisers on behalf of the Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     State Street Bank and Trust Company (the Funds' Custodian)
     FactSet Research Systems, Inc.
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     The Bank of New York
     Wells Fargo Bank, N.A.
     Wachovia Bank, N.A.
     Lipper Inc.
     J.P. Morgan Securities, Inc.
     Strategic Advisers, Inc.
     Merrill Lynch, Pierce, Fenner & Smith
     Bowne & Co., Inc. - Financial printers
     Ernst & Young LLP (the Funds' Independent Registered Public Accounting
     Firm)
     Brown Brothers Harriman (Corporate Actions and Trade Confirmation)



     Portfolio holdings are disclosed at various times to State Street Bank and Trust Company and Lipper Inc. in order to fulfill their obligations to the Funds. Portfolio holdings are disclosed on a daily basis to the Funds' custodian; State Street Bank and Trust Company - Portfolio Accounting System
(PAS); FactSet Research Systems, Inc.; Brown Brother Harriman; and Boston Global Advisors, The Bank of New York, State Street Bank and Trust Company, Wells Fargo Bank, N.A. and Wachovia Bank, N.A. (for certain Funds). Portfolio holdings are disclosed to Lipper Inc., J.P. Morgan Securities, Inc. and Strategic Advisers, Inc. on a monthly basis, with lag times of two business days, five calendar days and fifteen business days, respectively. Portfolio holdings are disclosed to Lipper Inc./Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.


     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the interest of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.


     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Funds' portfolio securities is made pursuant to a practice or arrangement approved by the Funds' chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are for a legitimate business purpose and in the best interests of such Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.


     The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the Funds at the next occurring regular Board meeting. The chief compliance officer of the Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the Funds at the next occurring regular Board meeting. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                            NUMBER OF
                                         TERM OF                                          PORTFOLIOS IN
                            POSITION   OFFICE* AND                                             FUND
                           HELD WITH    LENGTH OF                                            COMPLEX
                              EACH         TIME      PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     COMPANY       SERVED                   5 YEARS                   DIRECTOR      HELD BY DIRECTOR
  ---------------------    ---------  -------------  -----------------------------------  -------------  -------------------
LYNN S. BIRDSONG           Director   Since 2003     Since 1981, Mr. Birdsong has been a        85       Mr. Birdsong is a
(age 59)                                             partner in Birdsong Company, an                     Director of The
c/o Hartford Mutual Funds                            advertising specialty firm. Since                   Japan Fund.
P.O. Box 2999                                        2003, Mr. Birdsong has been an
Hartford, CT 06104-2999                              independent director of The Japan
                                                     Fund. From 2003 to March 2005, Mr.
                                                     Birdsong was an independent
                                                     director of the Atlantic Whitehall
                                                     Funds. From 1979 to 2002, Mr.
                                                     Birdsong was a managing director of
                                                     Zurich Scudder Investments, an
                                                     investment management firm. During
                                                     his employment with Scudder, Mr.
                                                     Birdsong was an interested director
                                                     of The Japan Fund. Mr. Birdsong is
                                                     also a Director of The Hartford
                                                     Income Shares Fund, Inc., Hartford
                                                     Series Fund, Inc. and Hartford HLS
                                                     Series Fund II, Inc.

DR. ROBERT M. GAVIN        Director   Director       Dr. Gavin is an educational                85               N/A
(age 65)                   and        since 2002(1)  consultant. Prior to September 1,
c/o Hartford Mutual Funds  Chairman   Director       2001, he was President of Cranbrook
P.O. Box 2999              of the     since 1986(2)  Education Community; and prior to
Hartford, CT 06104-2999    Board      Chairman of    July 1996, he was President of
                                      the Board for  Macalester College, St. Paul,
                                      each Company   Minnesota. Dr. Gavin is also a
                                      since 2004     Director and Chairman of the Board
                                                     of Directors of The Hartford Income
                                                     Shares Fund, Inc., Hartford Series
                                                     Fund, Inc. and Hartford HLS Series
                                                     Fund II, Inc.

NON-INTERESTED DIRECTORS


                                                                                            NUMBER OF
                                         TERM OF                                          PORTFOLIOS IN
                            POSITION   OFFICE* AND                                             FUND
                           HELD WITH    LENGTH OF                                            COMPLEX
                              EACH         TIME      PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     COMPANY       SERVED                   5 YEARS                   DIRECTOR      HELD BY DIRECTOR
-------------------------  ---------  -------------  -----------------------------------  -------------  -------------------
DUANE E. HILL              Director   Since 2001(1)  Mr. Hill is Partner Emeritus and a         85               N/A
(age 60)                              Since 2002(2)  founding partner of TSG Capital
c/o Hartford Mutual Funds                            Group, a private equity investment
P.O. Box 2999                                        firm that serves as sponsor and
Hartford, CT 06104-2999                              lead investor in leveraged buyouts
                                                     of middle market companies. Mr.
                                                     Hill is also a Partner of TSG
                                                     Ventures L.P., a private equity
                                                     investment company that invests
                                                     primarily in minority-owned small
                                                     businesses. Mr. Hill is also a
                                                     Director of The Hartford Income
                                                     Shares Fund, Inc., Hartford Series
                                                     Fund, Inc. and Hartford HLS Series
                                                     Fund II, Inc.

SANDRA S. JAFFEE           Director   Since 2005     Ms. Jaffee is Chief Executive              85              N/A(3)
(age 63)                                             Officer of Searchspace Group, a
c/o Hartford Mutual Funds                            leading provider of
P.O. Box 2999                                        compliance/regulatory technology
Hartford, CT 06104-2999                              to financial institutions. Ms.
                                                     Jaffee served as an Entrepreneur
                                                     in Residence with Warburg Pincus,
                                                     a private equity firm, from August
                                                     2004 to August 2005. From
                                                     September 1995 to July 2004, Ms.
                                                     Jaffee served as Executive Vice
                                                     President at Citigroup, where she
                                                     was President and CEO of
                                                     Citibank's Global Securities
                                                     Services (1995-2003). Ms Jaffee is
                                                     also a Director of The Hartford
                                                     Income Shares Fund, Inc., Hartford
                                                     Series Fund, Inc. and Hartford HLS
                                                     Series Fund II, Inc.

WILLIAM P. JOHNSTON        Director   Since 2005     Mr. Johnston joined the Board of           85       Mr. Johnston is
(age 61)                                             Directors of Renal Care Group,                      Chairman of the
c/o Hartford Mutual Funds                            Inc. in November 2002 and has                       Board of Directors
P.O. Box 2999                                        served as Chairman of the Board                     of Renal Care
Hartford, CT 06104-2999                              since March 2003. From August                       Group, Inc.
                                                     2001 until December 2002, Mr.
                                                     Johnston was Managing Director of
                                                     SunTrust Robinson Humphrey, the
                                                     investment banking division of
                                                     SunTrust Banks, Inc. From 1998
                                                     through 2001, Mr. Johnston was
                                                     Vice Chairman of the investment
                                                     banking affiliate of SunTrust
                                                     Banks, Inc., where he also served
                                                     as Chief Executive Officer from
                                                     1998 through April 2000. Mr.
                                                     Johnston is also a Director of The
                                                     Hartford Income Shares Fund, Inc.,
                                                     Hartford Series Fund, Inc. and
                                                     Hartford HLS Series Fund II, Inc.

NON-INTERESTED DIRECTORS


                                                                                            NUMBER OF
                                         TERM OF                                          PORTFOLIOS IN
                            POSITION   OFFICE* AND                                             FUND
                           HELD WITH    LENGTH OF                                            COMPLEX
                              EACH         TIME      PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     COMPANY       SERVED                   5 YEARS                   DIRECTOR      HELD BY DIRECTOR
-------------------------  ---------  -------------  -----------------------------------  -------------  -------------------
PHILLIP O. PETERSON        Director   Since 2002(1)  Mr. Peterson is a mutual fund              85               N/A
(age 60)                              Since 2000(2)  industry consultant. He was a
c/o Hartford Mutual Funds                            partner of KPMG LLP until July
P.O. Box 2999                                        1999. From January 2004 to April
Hartford, CT 06104-2999                              2005, Mr. Peterson served as
                                                     Independent President of the
                                                     Strong Mutual Funds. Mr. Peterson
                                                     is also a Director of The Hartford
                                                     Income Shares Fund, Inc., Hartford
                                                     Series Fund, Inc. and Hartford HLS
                                                     Series Fund II, Inc.

LEMMA W. SENBET            Director   Since 2005     Dr. Senbet is the William E. Mayer         85               N/A
(age 58)                                             Chair Professor of Finance and
c/o Hartford Mutual Funds                            Chair of the Finance Department at
P.O. Box 2999                                        the University of Maryland, Robert
Hartford, CT 06104-2999                              H. Smith School of Business, which
                                                     he joined in September 1997. In
                                                     addition, Dr. Senbet previously
                                                     served as an independent director
                                                     of the Fortis Funds from March
                                                     2000 until July 2002. Dr. Senbet is
                                                      also a Director of The Hartford
                                                     Income Shares Fund, Inc., Hartford
                                                     Series Fund, Inc. and Hartford HLS
                                                     Series Fund II, Inc.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.


(3) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.


* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                            NUMBER OF
                                         TERM OF                                          PORTFOLIOS IN
                            POSITION   OFFICE* AND                                             FUND
                           HELD WITH    LENGTH OF                                            COMPLEX
                              EACH         TIME      PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS     COMPANY       SERVED                   5 YEARS                   DIRECTOR      HELD BY DIRECTOR
-------------------------  ---------  -------------  -----------------------------------  -------------  -------------------
THOMAS M. MARRA**          Director   Since 2002     Mr. Marra is President and Chief           85       Mr. Marra is a
(age 47)                                             Operating Officer of Hartford Life,                 member of the Board
c/o Hartford Mutual Funds                            Inc. He is also a member of the                     of Directors of The
P.O. Box 2999                                        Board of Directors and a member of                  Hartford.
Hartford, CT 06104-2999                              the Office of the Chairman for The
                                                     Hartford Financial Services Group,
                                                     Inc. ("The Hartford"), the parent
                                                     company of Hartford Life. Mr. Marra
                                                     was named President of Hartford
                                                     Life in 2001 and COO in 2000, and
                                                     served as Director of Hartford
                                                     Life's Investment Products Division
                                                     from 1998 to 2000. Mr. Marra is
                                                     also a Managing Member and
                                                     President of Hartford Investment
                                                     Financial Services, LLC ("HIFSCO")
                                                     and HL Investment Advisors, LLC
                                                     ("HL Advisors"). He served as
                                                     Chairman of the Board of the
                                                     Companies from 2002 to 2004. Mr.
                                                     Marra currently also serves as a
                                                     Director of The Hartford Income
                                                     Shares Fund, Inc., Hartford Series
                                                     Fund, Inc. and Hartford HLS Series
                                                     Fund II, Inc. and served as
                                                     Chairman of the Board of these
                                                     companies from 2002 to 2004.

LOWNDES A. SMITH**         Director   Since 1996(1)  Mr. Smith served as Vice Chairman          85       Mr. Smith is a
(age 65)                              Since 2002(2)  of The Hartford from February 1997                  Director of White
c/o Hartford Mutual Funds                            to January 2002, as President and                   Mountains Insurance
P.O. Box 2999                                        Chief Executive Officer of Hartford                 Group, Ltd.
Hartford, CT 06104-2999                              Life, Inc. from February 1997 to
                                                     January 2002, and as President and
                                                     Chief Operating Officer of The
                                                     Hartford Life Insurance Companies
                                                     from January 1989 to January 2002.
                                                     Mr. Smith is also a Director of The
                                                     Hartford Income Shares Fund, Inc.,
                                                     Hartford Series Fund, Inc. and
                                                     Hartford HLS Series Fund II, Inc.

OFFICERS AND INTERESTED DIRECTORS


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION     TERM OF                                            IN FUND
                               HELD     OFFICE* AND                                         COMPLEX
                            WITH EACH    LENGTH OF   PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY  OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS      COMPANY    TIME SERVED                5 YEARS                  DIRECTOR     HELD BY DIRECTOR
-------------------------  ----------  ------------  -----------------------------------  -----------  -------------------
DAVID M. ZNAMIEROWSKI**    President,  Director      Mr. Znamierowski currently serves         84              N/A
(age 45)                   Chief       Since 1999    as President of Hartford Investment
c/o Hartford Mutual Funds  Executive   (1) Director  Management Company ("Hartford
P.O. Box 2999              Officer     Since 2005    Investment Management"), Executive
Hartford, CT 06104-2999    (3) and     (2)           Vice President and Chief Investment
                           Director                  Officer for Hartford Life, Inc.,
                                                     and Executive Vice President and
                                                     Chief Investment Officer for
                                                     Hartford Life Insurance Company.
                                                     Mr. Znamierowski is also a Managing
                                                     Member and Executive Vice President
                                                     and Chief Investment Officer of
                                                     HIFSCO and HL Advisors. Mr.
                                                     Znamierowski is Executive Vice
                                                     President and Chief Investment
                                                     Officer for The Hartford. In
                                                     addition, Mr. Znamierowski serves
                                                     as a Director of Hartford Series
                                                     Fund, Inc. and Hartford HLS Series
                                                     Fund II, Inc., and as President and
                                                     Chief Executive Officer of The
                                                     Hartford Income Shares Fund, Inc.,
                                                     Hartford Series Fund, Inc. and
                                                     Hartford HLS Series Fund II, Inc.

TAMARA L. FAGELY           Vice        Since         Ms. Fagely has been Vice President       N/A              N/A
(age 47)                   President,  2002(1)       of HASCO since 1998. Prior to 1998,
c/o Hartford Mutual Funds  Controller  Since         she was Second Vice President of
500 Bielenberg Drive       and         1993(2)       HASCO. Currently, Ms. Fagely is a
Woodbury, MN 55125         Treasurer                 Vice President of Hartford Life
                                                     Insurance Company. She served as
                                                     Assistant Vice President of
                                                     Hartford Life Insurance Company
                                                     from December 2001 through May
                                                     2005. In addition, she is
                                                     Controller of HIFSCO and Vice
                                                     President, Controller and Treasurer
                                                     of The Hartford Income Shares Fund,
                                                     Inc., Hartford Series Fund, Inc.
                                                     and Hartford HLS Series Fund II,
                                                     Inc.

MARY JANE FORTIN           Vice        Since 2003    Ms. Fortin is Senior Vice President      N/A              N/A
(age 41)                   President                 and Director of Mutual Funds and
c/o Hartford Mutual Funds                            529 Programs for Hartford Life. She
P.O. Box 2999                                        also serves as Vice President of HL
Hartford, CT 06104-2999                              Advisors and HIFSCO. In addition,
                                                     she is a Vice President of The
                                                     Hartford Income Shares Fund, Inc.,
                                                     Hartford Series Fund, Inc. and
                                                     Hartford HLS Series Fund II, Inc.
                                                     Previously, Ms. Fortin served as
                                                     Senior Vice President and Chief
                                                     Accounting Officer of Hartford
                                                     Life. She joined Hartford Life in
                                                     1997.

OFFICERS AND INTERESTED DIRECTORS


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION      TERM OF                                           IN FUND
                              HELD      OFFICE* AND                                         COMPLEX
                            WITH EACH    LENGTH OF   PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY  OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS      COMPANY    TIME SERVED                5 YEARS                  DIRECTOR     HELD BY DIRECTOR
-------------------------  ----------  ------------  -----------------------------------  -----------  -------------------
GEORGE R. JAY              Vice        Since         Mr. Jay serves as Assistant Vice         N/A              N/A
(age 53)                   President   1996(1)       President of Hartford Life
c/o Hartford Mutual Funds  and Chief   Since         Insurance Company. He also serves
P.O. Box 2999              Compliance  2001(2)       as Chief Broker/Dealer Compliance
Hartford, CT 06104-2999    Officer                   Officer for HIFSCO and Vice
                                                     President and Chief Compliance
                                                     Officer of The Hartford Income
                                                     Shares Fund, Inc., Hartford Series
                                                     Fund, Inc. and Hartford HLS Series
                                                     Fund II, Inc.

STEPHEN T. JOYCE           Vice        Since         Mr. Joyce currently serves as            N/A              N/A
(age 46)                   President   2000(1)       Senior Vice President and Director
c/o Hartford Mutual Funds              Since         of the Institutional Solutions
P.O. Box 2999                          2001(2)       Group for Hartford Life Insurance
Hartford, CT 06104-2999                              Company. Mr. Joyce is also a Senior
                                                     Vice President of HL Advisors and a
                                                     Vice President of The Hartford
                                                     Income Shares Fund, Inc., Hartford
                                                     Series Fund, Inc. and Hartford HLS
                                                     Series Fund II, Inc. Previously, he
                                                     served as Vice President
                                                     (1997-1999) and Assistant Vice
                                                     President (1994-1997) of Hartford
                                                     Life Insurance Company.

EDWARD P. MACDONALD        Vice        Since 2005    Mr. Macdonald serves as Assistant        N/A              N/A
(age 38)                   President                 General Counsel of The Hartford.
c/o Hartford Mutual Funds  and                       Additionally, Mr. Macdonald serves
P.O. Box 2999              Secretary                 as Vice President and Secretary for
Hartford, CT 06104-2999                              The Hartford Income Shares Fund,
                                                     Inc., Hartford Series Fund, Inc.
                                                     and Hartford HLS Series Fund II,
                                                     Inc. Prior to joining The Hartford
                                                     in 2005, Mr. Macdonald was with
                                                     Prudential Financial (formerly
                                                     American Skandia Investment
                                                     Services, Inc.) where he served as
                                                     Chief Counsel, Investment
                                                     Management (July 2002 to March
                                                     2005); Senior Counsel, Securities
                                                     (September 2000 to June 2002);
                                                     Counsel (December 1999 to August
                                                     2000); and Senior Associate of
                                                     Counsel (April 1999 to December
                                                     1999).

DENISE A. SETTIMI          Vice        Since 2005    Ms. Settimi currently serves as          N/A              N/A
(age 44)                   President                 Vice President Securities
c/o Hartford Mutual Funds                            Operations of HASCO. Previously,
500 Bielenberg Drive                                 Ms. Settimi was with American
Woodbury, MN 55125                                   Express Financial Advisors, where
                                                     she was Director of Retirement Plan
                                                     Services from 1997 to 2003. In
                                                     addition, she is a Vice President
                                                     of The Hartford Income Shares Fund,
                                                     Inc., Hartford Series Fund, Inc.
                                                     and Hartford HLS Series Fund II,
                                                     Inc.

OFFICERS AND INTERESTED DIRECTORS


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                            POSITION      TERM OF                                           IN FUND
                              HELD      OFFICE* AND                                         COMPLEX
                            WITH EACH    LENGTH OF   PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY  OTHER DIRECTORSHIPS
  NAME, AGE AND ADDRESS      COMPANY    TIME SERVED                5 YEARS                  DIRECTOR     HELD BY DIRECTOR
-------------------------  ----------  ------------  -----------------------------------  -----------  -------------------
JOHN C. WALTERS            Vice        Since         Mr. Walters serves as Executive          N/A              N/A
(age 43)                   President   2000(1,3)     Vice President and Director of the
c/o Hartford Mutual Funds              Since         Investment Products Division of
P.O. Box 2999                          2001(2,3)     Hartford Life Insurance Company.
Hartford, CT 06104-2999                              Mr. Walters is also a Managing
                                                     Member and Executive Vice President
                                                     of HIFSCO and HL Advisors. In
                                                     addition, he is Vice President of
                                                     The Hartford Income Shares Fund,
                                                     Inc., Hartford Series Fund, Inc.
                                                     and Hartford HLS Series Fund II,
                                                     Inc. Previously, Mr. Walters was
                                                     with First Union Securities.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.


(3) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.


          STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee. The function of each Audit Committee, which is made up of the following directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson, is to (i) oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assist the board in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Company's internal audit function, and (iii) act as a liaison between the Funds' independent registered public accounting firm and the applicable full board. The function of each Compliance Committee, which is made up of the following directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson, is to assist the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws. Each Investment Committee, which is made up of the following directors: Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski, assists the applicable board in its oversight of the Funds' investment performance and related matters. Each Litigation Committee, which is made up of the following directors: Lynn S. Birdsong, Duane E. Hill and Sandra
     S. Jaffee, manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards and/or the members thereof that are not "interested persons" of the Funds as defined in the 1940 Act. Each Nominating Committee, which is made up of those directors who are not "interested persons" of the Companies, screens and selects candidates to the applicable board. Any recommendations for nominees should be directed to the Secretary of the applicable Company, who will then forward them to the Nominating Committee. Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee, Compliance Committee, Investment Committee, Litigation Committee and Nominating Committee of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met 5 times, 0 times, 3 times, 3 times and 3 times, respectively, during the fiscal year ended October 31, 2005.

     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., except for David M. Znamierowski, are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser. In addition to being a director and officer of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., Mr. Znamierowski is also a director of two other registered investment companies in the fund complex and an officer of three other registered investment companies in the fund complex.



     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2005 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.


NON-INTERESTED DIRECTORS


                                                             AGGREGATE DOLLAR RANGE
                                                            OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY SECURITIES    BY DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR                 IN THE FUND                 INVESTMENT COMPANIES
 ----------------      ---------------------------------   -------------------------
Lynn S. Birdsong
Dr. Robert M. Gavin
Duane E. Hill
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Lemma W. Senbet


INTERESTED DIRECTORS


                                                             AGGREGATE DOLLAR RANGE
                                                            OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT
                                                               COMPANIES OVERSEEN
                       DOLLAR RANGE OF EQUITY SECURITIES    BY DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR                 IN THE FUND                 INVESTMENT COMPANIES
 ----------------      ---------------------------------   -------------------------
Thomas M. Marra

                                                              AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES IN
                                                            ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY SECURITIES    BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR              IN THE FUND                   INVESTMENT COMPANIES
   ----------------     ---------------------------------   -------------------------
Lowndes A. Smith

David M. Znamierowski



     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2005 and certain other information.



                                                    Aggregate
                                   Aggregate      Compensation      Pension Or
                                  Compensation      From The        Retirement                          Total Compensation
                                    From The        Hartford     Benefits Accrued   Estimated Annual    From the Funds And
                                Hartford Mutual   Mutual Funds    As Part of Fund     Benefits Upon    Fund Complex Paid To
Name of Person, Position          Funds, Inc.       II, Inc.         Expenses          Retirement           Directors*
------------------------        ---------------   ------------   ----------------   ----------------   --------------------
Lynn S. Birdsong, Director

Winifred E. Coleman,
Director(1)

Dr. Robert M. Gavin,
Director

Duane E. Hill,
Director

Sandra S. Jaffee,
Director(2)

William P. Johnston,
Director(3)

Phillip O. Peterson,
Director

Millard H. Pryor, Director(4)

Lemma W. Senbet, Director(5)

Lowndes A. Smith, Director

* As of October 31, 2004, five registered investment companies in the Complex paid compensation to the directors.

(1) Retired from board of directors of each Company, effective November 4, 2004.


(2) Appointed a director of The Hartford Mutual Funds, Inc. on February 1, 2005, and subsequently elected a director of each Company on September 7, 2005.



(3)  Elected a director of each Company on September 7, 2005.



(4)  Deceased March 1, 2005.



(5)  Appointed a director of each Company on September 13, 2005.



     The sales load for Class A, Class L and Class E shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.


     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


     As of ____, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

ADVISERS FUND                             CLASS A   CLASS B   CLASS C   CLASS Y
CAPITAL APPRECIATION FUND                 CLASS A   CLASS B   CLASS C   CLASS Y
CAPITAL APPRECIATION II FUND              CLASS A   CLASS B   CLASS C   CLASS Y
DISCIPLINED EQUITY FUND                   CLASS A   CLASS B   CLASS C   CLASS Y
DIVIDEND AND GROWTH FUND                  CLASS A   CLASS B   CLASS C   CLASS Y
EQUITY INCOME FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
FLOATING RATE FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
FOCUS FUND                                CLASS A   CLASS B   CLASS C   CLASS Y
GLOBAL COMMUNICATIONS FUND                CLASS A   CLASS B   CLASS C   CLASS Y
GLOBAL FINANCIAL SERVICES FUND            CLASS A   CLASS B   CLASS C   CLASS Y
GLOBAL HEALTH FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
GLOBAL LEADERS FUND                       CLASS A   CLASS B   CLASS C   CLASS Y
GLOBAL TECHNOLOGY FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
HIGH YIELD FUND                           CLASS A   CLASS B   CLASS C   CLASS Y
INCOME FUND                               CLASS A   CLASS B   CLASS C   CLASS Y
INFLATION PLUS FUND                       CLASS A   CLASS B   CLASS C   CLASS Y
INTERNATIONAL CAPITAL APPRECIATION FUND   CLASS A   CLASS B   CLASS C   CLASS Y
INTERNATIONAL OPPORTUNITIES FUND          CLASS A   CLASS B   CLASS C   CLASS Y
INTERNATIONAL SMALL COMPANY FUND          CLASS A   CLASS B   CLASS C   CLASS Y
MIDCAP FUND                               CLASS A   CLASS B   CLASS C   CLASS Y
MIDCAP VALUE FUND                         CLASS A   CLASS B   CLASS C   CLASS Y
MONEY MARKET FUND                         CLASS A   CLASS B   CLASS C   CLASS Y
SELECT MIDCAP GROWTH FUND                 CLASS A   CLASS B   CLASS C   CLASS Y
SELECT MIDCAP VALUE FUND                  CLASS A   CLASS B   CLASS C   CLASS Y
SELECT SMALLCAP GROWTH FUND               CLASS A   CLASS B   CLASS C   CLASS Y
SHORT DURATION FUND                       CLASS A   CLASS B   CLASS C   CLASS Y
SMALLCAP GROWTH FUND                      CLASS A   CLASS B   CLASS C   CLASS Y

SMALL COMPANY FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
STOCK FUND                                CLASS A   CLASS B   CLASS C   CLASS Y
TAX-FREE CALIFORNIA FUND                  CLASS A   CLASS B   CLASS C   CLASS Y
TAX-FREE NEW YORK FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
TOTAL RETURN BOND FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
VALUE FUND                                CLASS A   CLASS B   CLASS C   CLASS Y
VALUE OPPORTUNITIES FUND                  CLASS A   CLASS B   CLASS C   CLASS Y
AGGRESSIVE GROWTH ALLOCATION FUND         CLASS A   CLASS B   CLASS C   CLASS Y
GROWTH ALLOCATION FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
BALANCED ALLOCATION FUND                  CLASS A   CLASS B   CLASS C   CLASS Y
CONSERVATIVE ALLOCATION FUND              CLASS A   CLASS B   CLASS C   CLASS Y
INCOME ALLOCATION FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
RETIREMENT INCOME FUND                    CLASS A   CLASS B   CLASS C   CLASS Y
TARGET RETIREMENT 2010 FUND               CLASS A   CLASS B   CLASS C   CLASS Y
TARGET RETIREMENT 2020 FUND               CLASS A   CLASS B   CLASS C   CLASS Y
TARGET RETIREMENT 2030 FUND               CLASS A   CLASS B   CLASS C   CLASS Y



GROWTH FUND                       CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
GROWTH OPPORTUNITIES              CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y   CLASS Z
TAX-FREE MINNESOTA FUND           CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
TAX-FREE NATIONAL FUND            CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
U.S. GOVERNMENT SECURITIES FUND   CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y



     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of ____, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ____% of the Tax-Free California Fund and ____% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds. As of ____, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record ____% of the Global Communications Fund, ____% of the Global Financial Services Fund, and ____% of the Select MidCap Growth Fund, and therefore, is a control person of each of those Funds.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

     With respect to the High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Short Duration Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Select MidCap Growth Fund, HIFSCO has entered into investment sub-advisory agreements with Chartwell, GSAM and Northern Capital. Under the sub-advisory agreements, Chartwell, GSAM and Northern Capital, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select MidCap Growth Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select MidCap Growth Fund. With respect to the Select MidCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with Artisan, CRM and Sterling. Under the sub-advisory agreements, Artisan, CRM and Sterling, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select MidCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select MidCap Value Fund. With respect to the Select SmallCap Growth Fund, HIFSCO has entered into investment sub-advisory agreements with Jennison and Oberweis. Under the sub-advisory agreements, Jennison and Oberweis, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Growth Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Growth Fund. With respect to the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO does not employ the services of a sub-adviser in its management of such funds of funds.

     Hartford Investment Management administers the asset allocation program for the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund. Ibbotson Associates, Inc. ("Ibbotson"), 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601, serves as a consultant to HIFSCO and to Hartford Investment Management pursuant to an agreement dated December 11, 2003 between HIFSCO and Ibbotson. Ibbotson provides research and strategic asset allocation recommendations among the Underlying Funds for each fund of funds based on their respective investment objectives.

     The Funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.



     The specific conditions of the exemptive order are as follows:



     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.



     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.



     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.



     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.



     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.



     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.



     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.



     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.



     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.



     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.



     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.



     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except the Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.


INVESTMENT MANAGEMENT FEES

     The investment management fee rates are as follows:

     Income Fund and Inflation Plus Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.60%
Next $4.5 billion             0.55%
Next $5 billion               0.53%
Amount Over $10 billion       0.52%


     Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%


     Money Market Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.50%
Next $500 million             0.45%
Next $4 billion               0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%


     Total Return Bond Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.65%
Next $500 million             0.55%
Next $4 billion               0.50%

Next $5 billion               0.48%
Amount Over $10 billion       0.47%



     Floating Rate Fund(1)



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.65%
Next $4.5 billion             0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%



(1) HIFSCO has voluntarily agreed to waive its management fees until April 29, 2006. While such waiver is in effect, the management fee is 0.00%.


     Tax-Free Minnesota Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.72%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%



     Advisers Fund(2)



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million             0.69%
Next $500 million             0.625%
Amount Over $1 billion        0.575%



(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56%.


     Tax-Free National Fund and U.S. Government Securities Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.80%
Next $4.95 billion            0.70%
Next $5 billion               0.68%
Amount Over $10 billion       0.67%



     Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund(3), Stock Fund(4) and Value Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.80%
Next $500 million             0.70%
Amount Over $1 billion        0.65%



(3) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50%.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66%.



     Dividend and Growth Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Amount Over $1 billion        0.60%



     High Yield Fund(5)



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.65%
Next $4 billion               0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%



(5) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60%.



     Global Leaders Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund and Small Company Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.85%
Next $500 million             0.75%
Amount Over $1 billion        0.70%



     Focus Fund(6), Global Communications Fund(7), Global Financial Services Fund(7), Global Health Fund, Global Technology Fund and Select MidCap Value Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.95%
Amount Over $1 billion        0.90%



(6) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90%.



(7) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55%. This management fee waiver may be discontinued at any time.


     International Capital Appreciation Fund and International Small Company
     Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            1.00%
Next $500 million             0.90%
Amount Over $1 billion        0.85%



     Capital Appreciation II Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $250 million            1.00%
Next $250 million             0.95%
Next $500 million             0.90%
Amount Over $1 billion        0.85%

     Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund


Average Daily Net Assets   Annual Rate
------------------------   -----------
First $100 million            1.00%
Next $150 million             0.80%
Amount Over $250 million      0.70%



     Select MidCap Growth Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.90%
Next $500 million             0.85%
Amount Over $1 billion        0.80%



     Select SmallCap Growth Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            1.05%
Next $500 million             1.00%
Amount Over $1 billion        0.95%



     Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund



Average Daily Net Assets   Annual Rate
------------------------   -----------
First $500 million            0.20%
Amount Over $500 million      0.15%


SUB-ADVISORY/INVESTMENT SERVICES FEES

     The sub-advisory/investment services fee rates are as follows:

     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
All Assets                   At Cost

     Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $100 million            0.450%
Next $400 million             0.350%
Amount over $500 million      0.300%

     Focus Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Amount over $150 million      0.250%

     International Capital Appreciation Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.225%

     International Small Company Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.350%
Amount over $150 million      0.275%

     Capital Appreciation Fund, Global Leaders Fund, Growth Fund, International Opportunities Fund, MidCap Fund and Small Company Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%
Amount over $1 billion        0.175%

     Equity Income Fund and Value Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.350%
Next $100 million             0.275%
Next $350 million             0.225%
Amount over $500 million      0.175%

     Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.200%

     Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.325%
Next $100 million             0.250%
Next $350 million             0.200%
Next $500 million             0.150%
Amount over $1 billion        0.125%

     Advisers Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $50 million             0.220%
Next $100 million             0.180%
Next $350 million             0.150%

Next $500 million             0.125%
Amount over $1 billion        0.100%

     Capital Appreciation II Fund

Average Daily Net Assets   Annual Rate
------------------------   -----------
First $250 million            0.500%
Next $250 million             0.450%
Next $500 million             0.400%
Amount Over $1 billion        0.350%


CONSULTING FEE TO IBBOTSON

     With respect to the funds of funds only, HIFSCO, not any of the funds of funds, pays a consultant fee to Ibbotson. As a consultant fee, HIFSCO paid a one time payment of $100,000 to Ibbotson. In addition, HIFSCO pays a fee, which is paid quarterly, equal on an annual basis to a stated percentage of the aggregate of all of the funds of funds' average daily net assets. HIFSCO has agreed to pay Ibbotson a minimum annual consultant fee of $100,000. The consultant fee rates are as follows:


Average Daily Net Assets          Annual Rate
------------------------          -----------
First $500,000,000                   0.050%
$500,000,001 - $1,000,000,000        0.040%
$1,000,000,001 - $2,000,000,000      0.030%
Amount Over $2,000,000,000           0.025%


ADVISORY FEE PAYMENT HISTORY


     For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, each Hartford Fund has paid the following advisory fees:



                                                 EXPENSE
                                 GROSS FEES   REIMBURSEMENT   NET PAID*
                                 ----------   -------------   ---------
FUND NAME                                11/1/2004 - 10/31/2005
---------                        --------------------------------------
Advisers Fund
Capital Appreciation Fund
Capital Appreciation II Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Floating Rate Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
High Yield Fund
Income Fund
Inflation Plus Fund

International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund
MidCap Fund
MidCap Value Fund
Money Market Fund
Select MidCap Growth Fund
Select MidCap Value Fund
Select SmallCap Growth Fund
Short Duration Fund
Small Company Fund
Stock Fund
Tax-Free California Fund
Tax-Free New York Fund
Total Return Bond Fund
Value Fund
Aggressive Growth Allocation Fund
Growth Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund
Income Allocation Fund
Retirement Income Fund
Target Retirement 2010 Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund



                                                           EXPENSE
                                           GROSS FEES   REIMBURSEMENT    NET PAID*
                                          -----------   -------------   -----------
FUND NAME                                           11/1/2003 - 10/31/2004
---------                                 -----------------------------------------
Advisers Fund                             $16,540,379     $  165,762    $16,374,617
Capital Appreciation Fund                 $40,217,537     $1,974,321    $38,243,216
Disciplined Equity Fund                   $ 2,824,471     $  163,061    $ 2,661,410
Dividend and Growth Fund                  $14,713,012     $  234,077    $14,478,935
Equity Income Fund                        $ 1,391,578     $1,462,134       ($70,556)(c)
Focus Fund                                $ 1,217,098     $   37,836    $ 1,179,262
Global Communications Fund                $   114,803     $   47,531    $    67,272
Global Financial Services Fund            $   197,633     $   44,876    $   152,757
Global Health Fund                        $ 2,862,653     $  437,772    $ 2,424,881
Global Leaders Fund                       $ 5,633,293     $  779,308    $ 4,853,985
Global Technology Fund                    $   670,905     $  337,616    $   333,289
High Yield Fund                           $ 2,855,519     $    3,774    $ 2,851,745
Income Fund                               $   205,790     $   55,399    $   150,391
Inflation Plus Fund                       $ 3,443,363     $  321,246    $ 3,122,117
International Capital Appreciation Fund   $   460,562     $  159,623    $   300,939
International Opportunities Fund          $ 1,075,142     $  328,128    $   747,014
International Small Company Fund          $   637,354     $  204,115    $   433,239
MidCap Fund                               $18,713,044     $  338,513    $18,374,531
MidCap Value Fund                         $ 3,071,547     $  482,396    $ 2,589,151
Money Market Fund                         $ 1,514,471     $  927,433    $   587,038
Short Duration Fund                       $   461,006     $   95,406    $   365,600
Small Company Fund                        $ 2,424,927     $  668,893    $ 1,756,034
Stock Fund                                $12,394,558     $  133,892    $12,260,666
Tax-Free California Fund                  $    89,645     $   15,190    $    74,455
Tax-Free New York Fund                    $    69,420     $   16,193    $    53,227
Total Return Bond Fund                    $ 3,561,876     $   84,824    $ 3,477,052
Value Fund                                $   602,723     $   29,638    $   573,085

Aggressive Growth Allocation Fund         $     6,562     $    8,034        ($1,472)(d)
Growth Allocation Fund                    $    22,590     $   15,386    $     7,204
Balanced Allocation Fund                  $    33,151     $   11,143    $    22,008
Conservative Allocation Fund              $    14,731     $    4,973    $     9,758
Income Allocation Fund                    $     4,438     $    4,519           ($81)(e)



                                                           EXPENSE
                                           GROSS FEES   REIMBURSEMENT    NET PAID*
                                          -----------   -------------   -----------
FUND NAME                                           11/1/2002 - 10/31/2003
---------                                 -----------------------------------------
Advisers Fund                             $14,956,245     $   51,580    $14,904,665
Capital Appreciation Fund                 $24,733,284     $   77,091    $24,656,193
Disciplined Equity Fund                   $ 2,486,434     $  311,372    $ 2,175,063
Dividend and Growth Fund                  $ 9,707,526     $   33,629    $ 9,673,897
Equity Income Fund                        $    24,099     $   24,099    $         0
Focus Fund                                $ 1,117,810     $   94,832    $ 1,022,977
Global Communications Fund                $    71,369     $   19,030    $    52,338
Global Financial Services Fund            $   172,959     $   37,107    $   135,852
Global Health Fund                        $ 2,042,660     $  174,495    $ 1,868,165
Global Leaders Fund                       $ 4,586,590     $    6,972    $ 4,579,618
Global Technology Fund                    $   459,844     $   41,652    $   418,192
High Yield Fund                           $ 2,065,163     $  192,114    $ 1,873,050
Income Fund                               $   104,021     $   91,927    $    12,094
Inflation Plus Fund                       $ 1,165,846     $  598,195    $   567,651
International Capital Appreciation Fund   $    92,147     $   62,752    $    29,395
International Opportunities Fund          $   874,771     $   56,114    $   818,657
International Small Company Fund          $   166,908     $   98,623    $    68,285
MidCap Fund                               $13,000,859     $  210,899    $12,789,960
MidCap Value Fund                         $ 1,532,319     $  225,691    $ 1,306,628
Money Market Fund                         $ 2,065,495     $1,555,864    $   509,632
Short Duration Fund                       $   254,761     $  168,421    $    86,341
Small Company Fund                        $ 1,731,551     $  307,173    $ 1,424,378
Stock Fund                                $11,360,447     $   71,558    $11,288,890
Tax-Free California Fund                  $    67,801     $   76,596        ($8,794)(a)
Tax-Free New York Fund                    $    58,222     $   71,669       ($13,447)(b)
Total Return Bond Fund                    $ 3,437,791     $  625,507    $ 2,812,284
Value Fund                                $   391,182     $   44,694    $   346,489








* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.


(a)  Reimbursement of $76,343 exceeds advisory fees of $67,801



(b)  Reimbursement of $71,669 exceeds advisory fees of $58,222



(c)  Reimbursement of $1,462,134 exceeds advisory fee of $1,391,578



(d)  Reimbursement of $8,034 exceeds advisory fee of $6,562



(e)  Reimbursement of $4,519 exceeds advisory fee of $4,438


     The New Hartford Funds paid the following advisory fees to HIFSCO for the periods shown:


                                                  EXPENSE
                                  GROSS FEES   REIMBURSEMENT   NET PAID*
                                  ----------   -------------   ---------
FUND NAME                                 11/1/2004 - 10/31/2005
---------                         --------------------------------------
Growth Fund
Growth Opportunities Fund
SmallCap Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund

                                                  EXPENSE
FUND NAME                         GROSS FEES   REIMBURSEMENT   NET PAID*
---------                         ----------   -------------   ---------
U.S. Government Securities Fund
Value Opportunities Fund


                                                  EXPENSE
                                  GROSS FEES   REIMBURSEMENT    NET PAID*
                                  ----------   -------------   ----------
FUND NAME                                  11/1/2003 - 10/31/2004
---------                         ---------------------------------------
Growth Fund                       $5,020,005      $429,605     $4,590,400
Growth Opportunities Fund         $5,265,970      $377,046     $4,888,924
SmallCap Growth Fund              $1,877,274      $189,404     $1,687,870
Tax-Free Minnesota Fund           $  264,877      $ 18,435     $  246,442
Tax-Free National Fund            $  679,177      $108,715     $  570,462
U.S. Government Securities Fund   $2,044,801      $188,317     $1,856,484
Value Opportunities Fund          $  675,706      $106,069     $  569,537

                                                  EXPENSE
                                  GROSS FEES   REIMBURSEMENT    NET PAID*
                                  ----------   -------------   ----------
FUND NAME                                  11/1/2002 - 10/31/2003
---------                         ---------------------------------------
Growth Fund                       $2,983,300      $ 21,682     $2,961,618
Growth Opportunities Fund         $4,285,514      $  4,013     $4,281,501
SmallCap Growth Fund              $1,347,123      $ 63,050     $1,284,073
Tax-Free Minnesota Fund           $  280,556      $ 20,916     $  259,639
Tax-Free National Fund            $  588,061      $161,371     $  426,690
U.S. Government Securities Fund   $2,731,548      $430,732     $2,300,815
Value Opportunities Fund             397,696      $ 48,740     $  348,956




* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.


     HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions. HIFSCO has agreed through October 31, 2006 to limit the total operating expenses of the Class A shares of Advisers Fund, Equity Income Fund and Stock Fund. In addition, HIFSCO has agreed through October 31, 2006 to limit the total operating expenses of the Class A, Class B and Class C shares of Focus Fund, Global Communications Fund, Global Financial Services Fund and High Yield Fund.



FUND NAME                                 CLASS A   CLASSES B & C   CLASS E   CLASS L   CLASSES M, N & H   CLASS Y   CLASS Z
---------                                 -------   -------------   -------   -------   ----------------   -------   -------
Advisors Fund(1)                           1.18%          --          N/A       N/A            N/A           --        N/A
Capital Appreciation Fund                  1.29%          --          N/A       N/A            N/A           --        N/A
Capital Appreciation II Fund               1.60%        2.35%         N/A       N/A            N/A          1.15%      N/A
Disciplined Equity Fund                    1.40%        2.15%         N/A       N/A            N/A          1.00%      N/A
Dividend and Growth Fund                   1.25%          --          N/A       N/A            N/A           --        N/A
Equity Income Fund(2)                      1.05%          --          N/A       N/A            N/A           --        N/A
Floating Rate Fund(3)                      1.15%        1.90%         N/A       N/A            N/A          0.75%      N/A
Focus Fund(4)                              1.50%        2.25%         N/A       N/A            N/A          1.10%      N/A
Global Communications Fund(5)              1.15%        1.90%         N/A       N/A            N/A          0.75%      N/A
Global Financial Services Fund(5)          1.15%        1.90%         N/A       N/A            N/A          0.75%      N/A
Global Health Fund                         1.60%        2.35%         N/A       N/A            N/A          1.20%      N/A
Global Leaders Fund                        1.48%        2.35%         N/A       N/A            N/A          1.20%      N/A
Global Technology Fund                     1.60%        2.35%         N/A       N/A            N/A          1.20%      N/A
Growth Fund                                1.33%        2.15%         N/A      1.45%          2.15%         1.00%      N/A
Growth Opportunities Fund                  1.36%        2.15%         N/A      1.45%          2.15%         1.00%       --

FUND NAME                                 CLASS A   CLASSES B & C   CLASS E   CLASS L   CLASSES M, N & H   CLASS Y   CLASS Z
---------                                 -------   -------------   -------   -------   ----------------   -------   -------
High Yield Fund(6)                         1.20%        1.95%         N/A       N/A            N/A          0.80%      N/A
Income Fund                                0.95%        1.70%         N/A       N/A            N/A          0.70%      N/A
Inflation Plus Fund                        0.95%        1.70%         N/A       N/A            N/A          0.70%      N/A
International Capital Appreciation Fund    1.60%        2.35%         N/A       N/A            N/A          1.20%      N/A
International Opportunities Fund           1.57%        2.35%         N/A       N/A            N/A          1.20%      N/A
International Small Company Fund           1.60%        2.35%         N/A       N/A            N/A          1.20%      N/A
MidCap Fund                                1.37%          --          N/A       N/A            N/A           --        N/A
MidCap Value Fund                          1.40%        2.15%         N/A       N/A            N/A          1.00%      N/A
Money Market Fund                          0.95%        1.70%         N/A       N/A            N/A          0.55%      N/A
Select MidCap Growth Fund                  1.50%        2.25%         N/A       N/A            N/A          1.10%      N/A
Select MidCap Value Fund                   1.55%        2.30%         N/A       N/A            N/A          1.15%      N/A
Select SmallCap Growth Fund                1.65%        2.40%         N/A       N/A            N/A          1.20%      N/A
Short Duration Fund                        0.90%        1.65%         N/A       N/A            N/A          0.65%      N/A
Small Company Fund                         1.40%        2.15%         N/A       N/A            N/A          1.00%      N/A
SmallCap Growth Fund                       1.40%        2.15%         N/A      1.25%          2.15%         1.10%      N/A
Stock Fund(7)                              1.28%          --          N/A       N/A            N/A           --        N/A
Tax-Free California Fund                   0.90%        1.65%         N/A       N/A            N/A           --        N/A
Tax-Free Minnesota Fund                    0.85%        1.60%          --      0.90%          1.60%          --        N/A
Tax-Free National Fund                     1.00%        1.75%          --      1.05%          1.75%          --        N/A
Tax-Free New York Fund                     0.85%        1.60%         N/A       N/A            N/A           --        N/A
Total Return Bond Fund                     1.20%        1.95%         N/A       N/A            N/A          0.80%      N/A
U.S. Government Securities Fund            1.15%        1.90%          --      1.20%          1.90%         0.80%      N/A
Value Fund                                 1.40%        2.15%         N/A       N/A            N/A          1.00%      N/A
Value Opportunities Fund                   1.40%        2.15%         N/A      1.45%          2.15%         1.25%      N/A
Aggressive Growth Allocation Fund          1.65%        2.30%         N/A       N/A            N/A           N/A       N/A
Growth Allocation Fund                     1.55%        2.20%         N/A       N/A            N/A           N/A       N/A
Balanced Allocation Fund                   1.45%        2.15%         N/A       N/A            N/A           N/A       N/A
Conservative Allocation Fund               1.40%        2.05%         N/A       N/A            N/A           N/A       N/A
Income Allocation Fund                     1.25%        1.95%         N/A       N/A            N/A           N/A       N/A
Retirement Income Fund                     1.25%        2.00%         N/A       N/A            N/A          0.95%      N/A
Target Retirement 2010 Fund                1.30%        2.05%         N/A       N/A            N/A          1.00%      N/A
Target Retirement 2020 Fund                1.35%        2.10%         N/A       N/A            N/A          1.05%      N/A
Target Retirement 2030 Fund                1.40%        2.15%         N/A       N/A            N/A          1.10%      N/A






(1) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.56%.



(2) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.50%.



(3) HIFSCO has voluntarily agreed to waive its management fees until April 29, 2006.



(4) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.90%.



(5) Effective September 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees. While such waiver is in effect, the management fee is 0.55%. This management fee waiver may be discontinued at any time.



(6) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.60%.



(7) Effective November 1, 2005, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.66%.



     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Artisan, Chartwell, CRM, GSAM, Jennison, Northern Capital, Oberweis, Sterling and Wellington Management have agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from any of Artisan, Chartwell, CRM, GSAM, Jennison, Northern Capital, Oberweis, Sterling or Wellington Management's misfeasance, bad faith, gross negligence (negligence in the case of Oberweis) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.



     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2005, HIFSCO had approximately $___ billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2005, Hartford Investment Management and its wholly-owned subsidiary had approximately $___ billion in assets under management.



     Wellington Management Company, LLP ("Wellington Management"), whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $___ billion in assets. Wellington Management is a Massachusetts limited liability partnership.



     Chartwell Investment Partners, L.P. ("Chartwell") is an investment sub-adviser to the Select MidCap Growth Fund. Founded in 1997, Chartwell is a multi-product equity and fixed income investment adviser. As of December 31, 2005, Chartwell managed over $___ billion in assets for over 200 institutional, sub-advisory and private client relationships. Chartwell is principally located at 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.



     Goldman Sachs Asset Management, L.P. ("GSAM") is an investment sub-adviser to the Select MidCap Growth Fund. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990, and is an affiliate of Goldman, Sachs & Co., as a part of its Investment Management Division. As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Co., had assets under management of approximately $___ billion. GSAM is principally located at 32 Old Slip, New York, New York 10005.



     Northern Capital Management, LLC ("Northern Capital") is an investment sub-adviser to the Select MidCap Growth Fund. Northern Capital is a professional investment management firm providing investment advisory services to institutional and individual investors. As of December 31, 2005, Northern Capital had investment management authority over $___ billion in assets. Northern Capital is principally located at 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.



     Artisan Partners Limited Partnership, a Delaware limited partnership, is a registered investment adviser providing investment management services to pension and profit sharing plans, trusts, endowments, foundations and charitable organizations and investment management and, in some cases, administrative services to investment companies. As of December 31, 2005, Artisan had investment management authority over approximately $___ billion in assets. Artisan is principally located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.



     Cramer Rosenthal McGlynn, LLC, whose business address is, 520 Madison Avenue, New York, NY, 10022, and its predecessor organizations, were founded in 1973. CRM is a Delaware limited liability company. CRM offers investment vehicles specializing in the small and mid cap value space. The firm serves the institutional community representing corporate pensions, public funds, educational, community, religious and private endowments and foundations, as well as individual and investment company accounts. As of December 31, 2005, CRM had approximately $___ billion in assets under management. As of December 31, 2004, there are 20 principals at CRM, with 14 under the age of 45. Wilmington Trust Investments, Inc. (WTI) is an investor in CRM with a fully diluted ownership of approximately 53%.



     Sterling Capital Management LLC, whose business address is 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211, is an investment firm that provides investment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 2005, Sterling had investment authority with respect to approximately $___ billion in assets. Sterling is a North Carolina limited liability company. The five managing directors of Sterling are Eduardo A. Brea, Alexander W. McAlister, David M. Ralston, Brian R. Walton, and Mark W. Whalen. BB & T Corporation currently owns a 70% interest in Sterling.



     Jennison Associates LLC, whose business address is 466 Lexington Avenue, New York, New York 10017, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed approximately $___ billion in assets as of December 31, 2005.



     Oberweis Asset Management, Inc., whose business address is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2005, Oberweis had approximately $___ billion in assets under management.



     Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.



     With respect to the Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. For the period July 24, 2001 until December 31, 2005, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those Hartford Funds. With respect to the funds of funds, Hartford Life receives a fee from each fund of funds calculated at the annual rate of 0.01% of its aggregate net assets.



     With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except for the classes listed below, pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to December 31, 2005, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those New Hartford Funds. For the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


FUND NAME                                 2005      2004        2003
---------                                 ----   ----------   --------
Advisers Fund                                    $  517,953   $465,169
Capital Appreciation Fund                        $1,206,572   $730,186
Capital Appreciation II Fund                            N/A        N/A
Disciplined Equity Fund                          $   70,606   $ 62,156
Dividend and Growth Fund                         $  457,046   $290,227
Equity Income Fund                               $   34,787   $    602
Floating Rate Fund                                      N/A        N/A
Focus Fund                                       $   24,340   $ 22,354
Global Communications Fund                       $    2,296   $  1,427
Global Financial Services Fund                   $    3,952   $  3,459
Global Health Fund                               $   57,248   $ 40,850
Global Leaders Fund                              $  136,870   $109,107
Global Technology Fund                           $   13,417   $  9,196
Growth Fund                                      $   56,068   $  5,984
Growth Opportunities Fund                        $   12,037   $  2,050
High Yield Fund                                  $   76,141   $ 55,067
Income Fund                                      $    6,858   $  3,467
Inflation Plus Fund                              $  116,539   $ 38,860
International Capital Appreciation Fund          $    9,210   $  1,843
International Opportunities Fund                 $   25,295   $ 20,581
International Small Company Fund                 $   12,746   $  3,338
MidCap Fund                                      $  506,030   $342,853
MidCap Value Fund                                $   72,266   $ 36,051
Money Market Fund                                $   60,573   $ 82,613
Select MidCap Growth Fund                               N/A        N/A
Select MidCap Value Fund                                N/A        N/A
Select SmallCap Growth Fund                             N/A        N/A
Short Duration Fund                              $   16,732   $  9,264
Small Company Fund                               $   57,052   $ 40,739
SmallCap Growth Fund                             $   10,449   $  2,728
Stock Fund                                       $  350,557   $318,757
Tax-Free California Fund                         $    3,260   $  2,465
Tax-Free Minnesota Fund                          $      963   $    752
Tax-Free National Fund                           $    9,277   $  5,750
Tax-Free New York Fund                           $    2,524   $  2,162
Total Return Bond Fund                           $  111,323   $107,033
U.S. Government Securities Fund                  $   21,357   $ 34,111
Value Fund                                       $   15,067   $  9,779
Value Opportunities Fund                         $    5,244   $    988
Aggressive Growth Allocation Fund                $      323        N/A
Growth Allocation Fund                           $    1,111        N/A
Balanced Allocation Fund                         $    1,629        N/A
Conservative Allocation Fund                     $      723        N/A
Income Allocation Fund                           $      218        N/A
Retirement Income Fund                                  N/A        N/A
Target Retirement 2010 Fund                             N/A        N/A
Target Retirement 2020 Fund                             N/A        N/A
Target Retirement 2030 Fund                             N/A        N/A


     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds by the New Hartford Funds.

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                               PORTFOLIO MANAGERS


OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2005:



                     REGISTERED
                     INVESTMENT
                       COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER     ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------    ----------   -------   --------   -------   --------   -------
Michael Bacevich

John Connor

Robert Crusha

William Davison

Brian Dirgins

Charles Grande

Christopher Hanlon

Mark Niland

Russell Regenauer

Adam Tonkinson

Nasri Toutoungi

Edward Vaimberg

Timothy Wilhide



(1) Based upon maximum permitted aggregate notional amounts of closed synthetic Collateralized Loan Obligation accounts.



(2)  Includes assets for The Hartford Canada Funds.



(3) If an account has a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice. In addition, the investments in the Underlying Funds from the asset allocation funds, as well as the asset allocation funds themselves are reflected above as well.



CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS


     Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the high yield portfolio managers also manage high yield accounts for institutional clients. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.


     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.


     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon relative pre-tax performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.



     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.


     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.


     The Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are managed by HIFSCO. While the portfolio managers for such funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.



The benchmark by which each Fund's performance is measured for compensation purposes is as follows:



FUND*                             BENCHMARK
-----                             ---------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)

High Yield Fund                   Lehman Corporate High Yield Index

Income Fund                       Lehman Aggregate Index

Inflation Plus Fund               Lehman US TIPS Index

Money Market Fund                 60 day T-Bill

Short Duration Fund               Lehman 1-5 yr. Government/Credit Index

Tax-Free California Fund          Lehman California Exempt Index

Tax-Free Minnesota Fund           Lehman Minnesota Exempt Index

Tax-Free National Fund            Lehman Municipal Bond Index

Tax-Free New York Fund            Lehman New York Exempt Index

Total Return Bond Fund            Lehman Aggregate Index

U.S. Government Securities Fund   Lehman US Government Index

Retirement Income Fund            S&P 500 Index; Lehman Aggregate Index

Target Retirement 2010 Fund       S&P 500 Index; Lehman Aggregate Index

Target Retirement 2020 Fund       S&P 500 Index; Lehman Aggregate Index

Target Retirement 2030 Fund       S&P 500 Index; Lehman Aggregate Index


*    Funds sub-advised by Hartford Investment Management

FUND**                         BENCHMARK
------                         ---------
Aggressive Growth              S&P 500 Index
Allocation Fund

Growth Allocation Fund         80% S&P 500 Index
                               20% Lehman Aggregate Index

Balanced Allocation Fund       60% S&P 500 Index
                               40% Lehman Aggregate Index

Conservative Allocation Fund   40% S&P 500 Index
                               60% Lehman Aggregate Index

Income Allocation Fund         Lehman Aggregate Index

**   Funds of funds managed by HIFSCO


EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS



     The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2005:



                                                         DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND(S) SUB-ADVISED/MANAGED                 BENEFICIALLY OWNED
-----------------    ---------------------------         ---------------------------------
Michael Bacevich     Floating Rate Fund

John Connor          Floating Rate Fund

Robert Crusha        Money Market Fund
                     Short Duration Fund

William Davison      Income Fund
                     Inflation Plus Fund
                     Aggressive Growth Allocation Fund
                     Growth Allocation Fund
                     Balanced Allocation Fund
                     Conservative Allocation Fund
                     Income Allocation Fund
                     Retirement Income Fund
                     Target Retirement 2010 Fund
                     Target Retirement 2020 Fund
                     Target Retirement 2030 Fund

Brian Dirgins        Short Duration Fund

Charles Grande       Tax-Free California Fund
                     Tax-Free Minnesota Fund
                     Tax-Free National Fund

                                                         DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND(S) SUB-ADVISED/MANAGED                 BENEFICIALLY OWNED
-----------------    ---------------------------         ---------------------------------
                     Tax-Free New York Fund

Christopher Hanlon   U.S. Government Securities Fund
                     Aggressive Growth Allocation Fund
                     Growth Allocation Fund
                     Balanced Allocation Fund
                     Conservative Allocation Fund
                     Income Allocation Fund
                     Retirement Income Fund
                     Target Retirement 2010 Fund
                     Target Retirement 2020 Fund
                     Target Retirement 2030 Fund

Mark Niland          High Yield Fund

Russell Regenauer    U.S. Government Securities Fund

Adam Tonkinson       Money Market Fund

Nasri Toutoungi      High Yield Fund
                     Total Return Bond Fund

Edward Vaimberg      Income Fund

Timothy Wilhide      Inflation Plus Fund



OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2005:



                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER            ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------           ----------   -------   --------   -------   --------   -------
Steven C. Angeli

James H. Averill

John F. Averill

Archana Basi

Jean-Marc Berteaux

John A. Boselli

Edward P. Bousa

Michael T. Carmen

Frank D. Catrickes

                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER            ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------           ----------   -------   --------   -------   --------   -------
Mammen Chally

Nicolas M. Choumenkovitch

Robert L Deresiewicz

Doris T. Dwyer

David J. Elliott

David R. Fassnacht

Ann C. Gallo

Bruce L. Glazer

Andrew R. Heiskell

Peter I. Higgins

Jean M. Hynes

Steven T. Irons

John C. Keogh

Anita M. Killian

Mark T. Lynch

Edward L. Makin

Kirk J. Mayer

James N. Mordy

Vikram Murthy

Jennifer L. Nettesheim

David Nincic

Andrew S. Offit

David W. Palmer

Saul J. Pannell

Philip H. Perelmuter

                            REGISTERED
                            INVESTMENT
                              COMPANY     ASSETS    POOLED     ASSETS     OTHER     ASSETS
PORTFOLIO MANAGER            ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
-----------------           ----------   -------   --------   -------   --------   -------
James A. Rullo

John R. Ryan

Joseph H. Schwartz

Theodore E. Shasta

Andrew J. Shilling

Scott E. Simpson

Trond Skramstad

Eric C. Stromquist



CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS



     Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's investment professionals listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for that Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by HIFSCO to Wellington Management with respect to a Fund. Messrs. Averill, Carmen, Glazer, Lynch, Pannell and Stromquist and Ms. Hynes all manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or accounts identified above.



     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals.

Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.



COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS



     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the period ended December 31, 2005.


     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.


     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners.



     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Portfolio Managers' incentive on the relevant Fund is based solely on the revenues earned by Wellington management and has no additional performance related compensation component. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:



Steven C. Angeli
James H. Averill
John F. Averill
John A. Boselli
Edward P. Bousa
Michael T. Carmen
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Theodore E. Shasta
Andrew J. Shilling
Scott E. Simpson
Trond Skramstad
Eric C. Stromquist

Mark T. Lynch


     Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:



FUND                              BENCHMARK(S) / PEER GROUPS(1)
----                              -----------------------------
Advisers Fund(2)                  S&P 500 Index
                                  Lipper MF Large Cap Core Index

Capital Appreciation Fund         Russell 3000 Index(3)
                                  Lipper MF Multicap Core Index

Capital Appreciation II Fund
   Value Opportunities            Russell 3000 Value Index
                                  Lipper Multicap Core Average
   Growth Opportunities           Russell 3000 Growth Index
                                  Lipper Multicap Core Average
   Special Situations             Russell 3000 Index
                                  Lipper Multicap Core Average
   Global Equities                MSCI World Index
                                  Lipper Multicap Core Average
   Capital Appreciation           S&P 500 Index
                                  Lipper Multicap Core Average

Disciplined Equity Fund           S&P 500 Index

Dividend and Growth Fund          S&P 500 Index
                                  Lipper MF Equity Income Average

Equity Income Fund                Russell 1000 Value Index
                                  Lipper MF Equity Income Average

Focus Fund                        S&P 500 Index
                                  Lipper MF Large Cap Core Average

Global Communications Fund        MSCI Broad Telecom Index(4)

Global Financial Services Fund    MSCI Finance ex Real Estate New Industry Index
                                  Lipper MF Financial Services Average

Global Health Fund                Goldman Sachs Health Care Index
                                  Lipper Health & Biotechnology Average

Global Leaders Fund               MSCI World Splice(5)
                                  Lipper Global Average

FUND                              BENCHMARK(S) / PEER GROUPS(1)
----                              -----------------------------
Global Technology Fund            Goldman Sachs Technology Composite Index
                                  Lipper MF Science and Technology Average

Growth Fund                       Russell 1000 Growth Index
                                  Lipper MF Large Cap Growth Average

Growth Opportunities Fund         Russell 3000 Growth Index
                                  Lipper MF Multicap Growth Average

International Capital             MSCI EAFE Index
Appreciation Fund

International Opportunities       Lipper MF International: Large Cap Core
Fund                              Average(6)

International Small Company       N/A
Fund

MidCap Fund                       S&P MidCap 400 Index
                                  Lipper MF MidCap Core Average

MidCap Value Fund                 Russell 2500 Value Index
                                  Lipper MF Mid Cap Value Average

Small Company Fund                Russell 2000 Growth Index
                                  Lipper MF Small Cap Growth Average

SmallCap Growth Fund              Russell 2000 Growth Index

Stock Fund                        S&P 500 Index
                                  Lipper MF Large Cap Core Index

Value Fund                        Russell 1000 Value Index
                                  Lipper MF Large Cap Value Average

Value Opportunities Fund          Russell 3000 Value Index
                                  Lipper MF Multicap Value Average(7)



(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally.



(2)  Equity portion of the Advisers Fund.



(3)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.



(4)  Prior to January 1, 2005, the benchmark was the MSCI Broad Telecom Index.



(5) Prior to January 1, 2005, the benchmark was the MSCI World/Lipper Global Average.

FUND                              BENCHMARK(S) / PEER GROUPS(1)
----                              -----------------------------




(6) Prior to January 1, 2005, the benchmark was the Lipper International Equity Average.



(7) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.



EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS



     The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2005:



                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
PORTFOLIO MANAGER           FUND(S) SUB-ADVISED                       BENEFICIALLY OWNED
-----------------           -------------------                       ------------------
Steven C. Angeli            Small Company Fund

James H. Averill            Capital Appreciation II Fund
                            Value Opportunities Fund

John F. Averill             Global Technology Fund

Archana Basi                Global Communications Fund

Jean-Marc Berteaux          Global Leaders Fund
                            International Capital Appreciation Fund

John A. Boselli             Growth Fund

Edward P. Bousa             Dividend and Growth Fund

Michael T. Carmen           Capital Appreciation II Fund
                            Growth Opportunities Fund

Frank D. Catrickes          Capital Appreciation Fund
                            Capital Appreciation II Fund

Mammen Chally               Disciplined Equity Fund

Nicolas M. Choumenkovitch   Capital Appreciation II Fund
                            International Opportunities Fund

Robert L. Deresiewicz       Global Health Fund

Doris T. Dwyer              SmallCap Growth Fund

David J. Elliott            SmallCap Growth Fund

David R. Fassnacht          Capital Appreciation II Fund
                            Value Opportunities Fund

Ann C. Gallo                Global Health Fund

Bruce L. Glazer             Global Technology Fund

Andrew R. Heiskell          Global Financial Services Fund

                                                                   DOLLAR RANGE OF EQUITY
                                                                         SECURITIES
PORTFOLIO MANAGER                  FUND(S) SUB-ADVISED               BENEFICIALLY OWNED
-----------------                  -------------------             ----------------------
Peter I. Higgins         Advisers Fund
                         Focus Fund
                         Stock Fund

Jean M. Hynes            Global Health Fund

Steven T. Irons          Advisers Fund
                         Focus Fund
                         Stock Fund

John C. Keogh            Advisers Fund

Anita M. Killian         Global Technology Fund

Mark T. Lynch            Global Financial Services Fund

Edward L. Makin          International Small Company Fund

Kirk J. Mayer            Global Health Fund

James N. Mordy           Capital Appreciation II Fund
                         MidCap Value Fund
                         Value Opportunities Fund

Vikram Murthy            Global Technology Fund

Jennifer L. Nettesheim   Global Financial Services Fund

David Nincic             Global Communications Fund

Andrew S. Offit          Global Leaders Fund
                         International Capital Appreciation Fund

David W. Palmer          Capital Appreciation II Fund
                         Value Opportunities Fund

Saul J. Pannell          Advisers Fund
                         Capital Appreciation Fund
                         Capital Appreciation II Fund
                         Stock Fund

Philip H. Perelmuter     MidCap Fund

John R. Ryan             Equity Income Fund
                         Value Fund

James A. Rullo           Disciplined Equity Fund

Joseph H. Schwartz       Global Health Fund

Theodore E. Shasta       Global Financial Services Fund

                                                                DOLLAR RANGE OF EQUITY
                                                                      SECURITIES
PORTFOLIO MANAGER                  FUND(S) SUB-ADVISED            BENEFICIALLY OWNED
-----------------                  -------------------          ----------------------
Andrew J. Shilling       Growth Fund

Scott E. Simpson         Global Technology Fund

Trond Skramstad          International Opportunities Fund

Eric C. Stromquist       Global Technology Fund



OTHER ACCOUNTS SUB-ADVISED BY CHARTWELL PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Chartwell managers and assets under management in those accounts as of October 31, 2005:



                    REGISTERED
                    INVESTMENT
                      COMPANY
PORTFOLIO MANAGER    ACCOUNTS    ASSETS MANAGED   POOLED ACCOUNTS   ASSETS MANAGED   OTHER ACCOUNTS   ASSETS MANAGED
-----------------   ----------   --------------   ---------------   --------------   --------------   --------------
Ed Antoian             2(1)       $750,700,000          3(1)          $40,900,000         48(1)       $1,256,300,000
Mark Cunneen           2(1)       $750,700,000          3(1)          $40,900,000         48(1)       $1,256,300,000



(1) The number of accounts and assets listed above represent the aggregate of portfolios managed by Chartwell's Growth team of which Ed Antoian and Mark Cunneen are members.



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY CHARTWELL PORTFOLIO MANAGERS



     At Chartwell Investment Partners, multiple portfolios for multiple clients are managed by their respective portfolio management teams. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, high net worth individuals and wrap programs. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Select MidCap Growth Fund. Portfolio managers make investment decisions for each portfolio, including the Select MidCap Growth Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. In the course of providing advisory services, portfolio managers may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client's investment objectives and guidelines.



     Chartwell's goal is to provide high quality investment services to all of its clients, including the Select MidCap Growth Fund, while meeting its fiduciary obligation to treat all clients fairly. Material conflicts of interest may arise when allocating and/or aggregating trades. When consistent with the best interests of our clients, orders being placed at the same time for the accounts of two or more clients may be "batched" or placed as an aggregated order for execution. This practice may enable Chartwell to seek more favorable executions and net prices for the combined order. Any orders placed for execution on an aggregated basis are subject to our order aggregation and allocation policy and procedures designed to meet the legal standards applicable to Chartwell under federal and state securities laws and the Employee Retirement Income Security Act of 1974 and its obligations as a fiduciary to each client. Pursuant to this policy, orders to purchase or sell securities for all accounts managed by Chartwell, including accounts of Chartwell or its affiliates, may be aggregated or "batched" for execution.



     Chartwell's trade allocation procedures also address the factors that should be considered in managing two general Deal (Limited Investment Opportunity) allocation matters: (1) how Deal securities will be allocated among the portfolio manager teams seeking to have their clients invest in Deal securities; and (2) how the portfolio manager teams will allocate Deal securities among their client accounts. These procedures reflect Chartwell's overriding policy that Deal securities must be allocated among participating client accounts in a fair and equitable manner, and Deal opportunities not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients. Under no circumstances may Chartwell receive, directly or indirectly, additional compensation or remuneration because of the way an allocation is made. In addition, Chartwell monitors a variety of areas, including compliance with the Select MidCap Growth Fund's guidelines, the allocation of securities to our other investment portfolios, and compliance with Chartwell's Code of Ethics. The brokerage and trade allocation policies are described in Chartwell's Form ADV.



     Chartwell portfolio managers may recommend to clients the purchase or sale of securities in which it, or its officers, employees, or related persons have a financial interest. Moreover, Chartwell permits its employees to engage in personal securities transactions. It is possible that officers or employees of Chartwell may buy or sell securities or other instruments that our portfolio managers have recommended to clients and may engage in transactions for their own accounts in a manner that is inconsistent with such recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. Chartwell has adopted a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, which governs personal trading by relevant investment personnel, designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Persons associated with Chartwell who wish to purchase or sell securities of the types purchased for clients may do so only in a manner consistent with Chartwell's fiduciary obligations.



COMPENSATION OF CHARTWELL PORTFOLIO MANAGERS



     The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm's retirement plan.



     A portfolio manager's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.



     Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark. Additional factors include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group.



     Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest, in Chartwell multiplied by total net cash distributions paid during the year.



     A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.



     The benchmark by which the Select MidCap Growth Fund's performance is measured for the purposes of compensation is the Russell MidCap Growth Index.



EQUITY SECURITIES BENEFICIALLY OWNED BY CHARTWELL PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Chartwell managers in the Select MidCap Growth Fund are as follows:

                                                DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND SUB-ADVISED/MANAGED           BENEFICIALLY OWNED
-----------------   -------------------------   ---------------------------------
Ed Antoian          Select MidCap Growth Fund   None

Mark Cunneen        Select MidCap Growth Fund   None



OTHER ACCOUNTS SUB-ADVISED BY GSAM PORTFOLIO MANAGERS


     The following table lists the number and types of other accounts advised by GSAM managers and assets under management in those accounts as of October 31, 2005:


                    REGISTERED
                    INVESTMENT
                      COMPANY     ASSETS    POOLED     ASSETS     OTHER
PORTFOLIO MANAGER    ACCOUNTS    MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------   ----------   -------   --------   -------   --------   --------------
Steven M. Barry
Herbert E. Ehlers
Greg H. Ekizian
David G. Shell



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY GSAM PORTFOLIO MANAGERS



     In addition to the Select MidCap Growth Fund, GSAM's portfolio managers are responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Select MidCapGrowth Fund and may also have a performance-based fee. The side-by-side management of these different types of investment portfolios may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.



     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Select MidCap Growth Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.



COMPENSATION OF GSAM PORTFOLIO MANAGERS



     Base Salary and Performance Bonus. GSAM and the GSAM Growth team's (the "Growth Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.



     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.



     Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell Mid Cap Growth Index.



     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.



     GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.



     Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.



     Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs and Co.'s overall financial performance.



EQUITY SECURITIES BENEFICIALLY OWNED BY GSAM PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by GSAM managers in the Select MidCap Growth Fund are as follows:



                                                DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER    FUND SUB-ADVISED/MANAGED           BENEFICIALLY OWNED
-----------------   -------------------------   ---------------------------------
Steven M. Barry     Select MidCap Growth Fund   None
Herbert E. Ehlers   Select MidCap Growth Fund   None
Greg H. Ekizian     Select MidCap Growth Fund   None
David G. Shell      Select MidCap Growth Fund   None



     Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.



OTHER ACCOUNTS ADVISED BY NORTHERN CAPITAL PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts advised by Northern Capital managers and assets under management in those accounts as of October 31, 2005:



                    REGISTERED
                    INVESTMENT
                      COMPANY                      POOLED     ASSETS     OTHER        ASSETS
PORTFOLIO MANAGER    ACCOUNTS    ASSETS MANAGED   ACCOUNTS   MANAGED   ACCOUNTS       MANAGED
-----------------   ----------   --------------   --------   -------   --------   --------------
Brian A. Hellmer       2(1)        $78,000,000        0         $0      328(1)    $1,898,000,000
Daniel T. Murphy       2(1)        $78,000,000        0         $0      328(1)    $1,898,000,000

(1)  Accounts co-managed by both portfolio managers.



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP GROWTH FUND AND OTHER ACCOUNTS MANAGED BY NORTHERN CAPITAL PORTFOLIO MANAGERS



     Portfolio managers at Northern Capital manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, and foundations), and other types of funds. Such portfolios may have investment objectives, strategies and risk profiles that differ from those of Select MidCap Growth Fund. Portfolio managers make investment decisions for each portfolio, including Select MidCap Growth Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Northern Capital may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of Select MidCap Growth Fund, or make investment decisions that are similar to those made for Select MidCap Growth Fund, both of which have the potential to adversely impact Select MidCap Growth Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by Select MidCap Growth Fund to Northern Capital.



     Northern Capital's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Northern Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Northern Capital monitors a variety of areas, including compliance with primary Select MidCap Growth Fund guidelines, the allocation of securities, and compliance with Northern Capital's Code of Ethics. Furthermore, senior investment and business personnel at Northern Capital periodically review the performance of Northern Capital's portfolio managers. Although Northern Capital does not track the time a portfolio manager spends on a single portfolio, Northern Capital does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.



     Material conflicts of interest may arise when allocating and/or aggregating trades. Northern Capital may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Northern Capital that when a decision is made to aggregate transactions on behalf of more than one account (which may include Select MidCap Growth Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Northern Capital's trade allocation policy. This trade allocation policy is described in Northern Capital's Form ADV.



COMPENSATION OF NORTHERN CAPITAL PORTFOLIO MANAGERS



     Northern Capital's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the year to year performance of the aggregate group of similar accounts rather than for a specific account.



     The compensation package for portfolio managers consists of three components, which are base pay, an annual incentive and equity ownership revenue shares. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Northern Capital's success. The annual incentive plan provides cash bonuses dependent on both Northern Capital's overall performance and individual contributions. Target bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.



     Equity ownership revenue provides compensation to portfolio managers with equity interests in two entities: Norcap Associates, LLC and MDF Partners, LLC. These entities are allocated a share of Northern Capital's revenue. The value of the equity ownership revenue share is determined by the portfolio manager's respective equity interest in each entity, the Northern Capital revenue allocable to each entity, and the revenue of Northern Capital.



     All portfolio managers are eligible to participate in Northern Capital's standard employee health and welfare programs, including retirement.



EQUITY SECURITIES BENEFICIALLY OWNED BY NORTHERN CAPITAL PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Northern Capital managers in the Select MidCap Growth Fund are as follows:



                                                    DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER    FUND SUB-ADVISED/MANAGED   SECURITIES BENEFICIALLY OWNED
-----------------    ------------------------   -----------------------------
Brian A. Hellmer    Select MidCap Growth Fund   None

Daniel T. Murphy    Select MidCap Growth Fund   $100,001-$500,000



OTHER ACCOUNTS SUB-ADVISED BY ARTISAN PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Artisan managers and assets under management in those accounts as of October 31, 2005:



                    REGISTERED
                    INVESTMENT
                      COMPANY                      POOLED                       OTHER
PORTFOLIO MANAGER    ACCOUNTS    ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------   ----------   --------------   --------   --------------   --------   --------------
James Kieffer          4(1)      $4,631,922,160       2       $180,955,346     17(1,2)   $1,466,052,579

Scott Satterwhite      4(1)      $4,631,922,160       2       $180,955,346     17(1,2)   $1,466,052,579



(1)  Accounts co-managed by both portfolio managers.



(2) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total $131,479,571.



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY ARTISAN PORTFOLIO MANAGERS



     Artisan' mid-cap value investment team, led by James Kieffer and Scott Satterwhite as co-managers, manages portfolios for multiple clients within two investment strategies (U.S. mid-cap value and U.S. small-cap value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the mid-cap value investment strategy in which Artisan manages funds for the Select MidCap Value Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan's U.S. mid-cap value and U.S. small-cap value strategies, Artisan's mid-cap value investment team may from time to time purchase securities, including IPOs, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the mid-cap value strategy may occur. In addition, some of the portfolios Artisan manages in its mid-cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund to Artisan.

     Artisan's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with primary Fund guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.



COMPENSATION OF ARTISAN PORTFOLIO MANAGERS



     Artisan portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to Artisan's fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns portfolio managers' interests more closely with the long-term interests of clients.



     Artisan portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All of Artisan's senior professionals, including portfolio managers, have limited partnership interests in the firm.



EQUITY SECURITIES BENEFICIALLY OWNED BY ARTISAN PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Artisan managers in the Select MidCap Value Fund are as follows:



                                                   DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED   SECURITIES BENEFICIALLY OWNED
-----------------   ------------------------   -----------------------------
James Kieffer       Select MidCap Value Fund   None

Scott Satterwhite   Select MidCap Value Fund   None



OTHER ACCOUNTS SUB-ADVISED BY CRM PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by CRM managers and assets under management in those accounts as of October 31, 2005:



                      REGISTERED
                      INVESTMENT
                        COMPANY                      POOLED                       OTHER
PORTFOLIO MANAGER      ACCOUNTS    ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------     ----------   --------------   --------   --------------   --------   --------------
Jay B. Abramson            2       $1,864,821,532       0            $0            40      $1,862,082,499

Robert L. Rewey III        2       $1,864,821,532       0            $0            40      $1,862,082,499



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY CRM PORTFOLIO MANAGERS



     Material Conflicts of Interest. Material conflicts of interest may arise when a fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.



     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.



     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for long products, such as the funds, and long/short products, such as hedge funds. In addition, each portfolio manager is subject to CRM's Conflict of Interest Policy.



     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a portfolio manager's selection of brokers and dealers and his or her use of research services.



     Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflicts of Interest Policy.



     Proprietary Investments. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each portfolio manger is subject to CRM's Code of Ethics policy governing personal securities transactions in which portfolio managers engage.



     Other Factors. Several other factors, including the desire to maintain or increase assets under the adviser's management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflicts of Interest Policy.



     As discussed above CRM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.



     Further, CRM has adopted the following specific policies to assist its employees in addressing some conflicts of interest.



     Code of Ethics. CRM's Code governs employees' personal investing activity and is designed to help employees comply with legal restrictions on personal investments so that CRM's duties and obligations to its CRM clients are put first.



     Trade Allocation Policy. CRM's trade allocation policy governs how securities trades and investment opportunities are allocated among different client accounts. It is designed to assure that all clients are treated fairly.



     Policy Statement on Insider Trading. CRM's policy is intended to aid employees in the handling of any material, non-public information of which such employee may become aware.



     Soft Dollar Policy. This policy addresses CRM's policies in this area and is intended so that CRM's use of soft dollars is done in compliance with applicable law and in the best interests of its clients and for the benefit of its clients.



COMPENSATION OF CRM PORTFOLIO MANAGERS



     CRM's portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM's mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid cap value investment strategy. Portfolio mangers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.



     The compensation package for portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to CRM's success.



     The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.



     For purposes of determining a portfolio manager's bonus, the appropriate fund's benchmark is used. The benchmark used to determine the bonuses of the portfolio managers of the Select Midcap Value Fund is the Russell Midcap Value Index.



     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's bonus is based upon relative performance of their assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.



     The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM's underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

EQUITY SECURITIES BENEFICIALLY OWNED BY CRM PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by CRM managers in the Select MidCap Value Fund are as follows:



                                                 DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER     FUND SUB-ADVISED/MANAGED           BENEFICIALLY OWNED
-----------------     ------------------------   ---------------------------------
Jay B. Abramson       Select MidCap Value Fund           $100,001-$500,000
Robert L. Rewey III   Select MidCap Value Fund           $100,001-$500,000



OTHER ACCOUNTS SUB-ADVISED BY STERLING PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Sterling managers and assets under management in those accounts as of October 31, 2005:



                REGISTERED
                INVESTMENT
  PORTFOLIO       COMPANY       ASSETS       POOLED     ASSETS     OTHER       ASSETS
   MANAGER       ACCOUNTS       MANAGED     ACCOUNTS   MANAGED   ACCOUNTS      MANAGED
  ---------     ----------   ------------   --------   -------   --------   ------------
Timothy Beyer        1       $185,000,000       0         $0         9      $206,000,000
Patrick Rau          1       $185,000,000       0         $0         9      $206,000,000



CONFLICTS OF INTEREST BETWEEN THE SELECT MIDCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY STERLING PORTFOLIO MANAGERS



     Sterling manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the Select MidCap Value Fund. As an example, portfolio managers may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher than the fees paid by the Fund to Sterling. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.



     Sterling's objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling's compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling's senior management team reviews the performance of portfolio managers and analysts.



COMPENSATION OF STERLING PORTFOLIO MANAGERS



     Sterling Capital Management has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. Each member of the investment team receives a base salary plus bonus compensation. The bonus is based on the individual's performance contribution to the portfolio and on the group's overall performance versus a universe of managers.

     The benchmark by which the Select MidCap Value Fund's performance is measured for the purposes of compensation is the Russell Midcap Value Index.



EQUITY SECURITIES BENEFICIALLY OWNED BY STERLING PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Sterling managers in the Select MidCap Value Fund are as follows:



                                               DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED           BENEFICIALLY OWNED
-----------------   ------------------------   ---------------------------------
Timothy Beyer       Select MidCap Value Fund                  None
Patrick Rau         Select MidCap Value Fund                  None



OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by Jennison managers and assets under management in those accounts as of October 31, 2005:



                   REGISTERED
                   INVESTMENT
    PORTFOLIO        COMPANY        ASSETS        POOLED       ASSETS        OTHER       ASSETS
     MANAGER        ACCOUNTS        MANAGED      ACCOUNTS      MANAGED     ACCOUNTS      MANAGED
    ---------      ----------   --------------   --------   ------------   --------   ------------
John P. Mullman         4       $1,398,648,000       4      $520,724,000     6(1)     $786,778,000
Jason M. Swiatek        0       $            0       3      $491,219,000     6(1)     $786,778,000



(1) Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS



     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.



     Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, or foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased for one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.



     In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.



COMPENSATION OF JENNISON PORTFOLIO MANAGERS



     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.



     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.



The following factors will be reviewed for the portfolio managers of the Select SmallCap Growth Fund:



     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;



     -    Historical and long-term business potential of the product strategies;



     -    Qualitative factors such as teamwork and responsiveness; and



     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.



EQUITY SECURITIES BENEFICIALLY OWNED BY JENNISON PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar ranges of equity securities beneficially owned by Jennison managers in the Select SmallCap Growth Fund are as follows:



                                                  DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER     FUND SUB-ADVISED/MANAGED            BENEFICIALLY OWNED
-----------------     ------------------------    ---------------------------------
John P. Mullman     Select SmallCap Growth Fund   None
Jason M. Swiatek    Select SmallCap Growth Fund   None



OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS



     The following table lists the number and types of other accounts sub-advised by the Oberweis manager and assets under management in those accounts as of October 31, 2005:

                    REGISTERED
                    INVESTMENT
    PORTFOLIO         COMPANY       ASSETS       POOLED     ASSETS     OTHER       ASSETS
     MANAGER         ACCOUNTS       MANAGED     ACCOUNTS   MANAGED   ACCOUNTS      MANAGED
    ---------       ----------   ------------   --------   -------   --------   ------------
James W. Oberweis       11       $739,832,070       0         $0        331     $908,847,501



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS



     As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based on the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Fund.



     However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades. These policies are described as part of the Statement of Additional Information of The Oberweis Funds.



COMPENSATION OF OBERWEIS PORTFOLIO MANAGERS



     Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.



     Oberweis's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in Oberweis's area of expertise, namely high-growth small-cap emerging growth stocks. The attractions is akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.



EQUITY SECURITIES BENEFICIALLY OWNED BY OBERWEIS PORTFOLIO MANAGERS



     As of October 31, 2005, the dollar range of equity securities beneficially owned by the Oberweis manager in the Select SmallCap Growth Fund is as follows:

                                                  DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER     FUND SUB-ADVISED/MANAGED            BENEFICIALLY OWNED
-----------------     ------------------------    ---------------------------------
James W. Oberweis   Select SmallCap Growth Fund                  None


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. Upon instructions from HIFSCO, each sub-adviser (except Hartford Investment Management) may also direct certain brokerage transactions to broker/dealers that pay for certain services used by the Funds. HIFSCO may also instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.


     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser (except Hartford Investment Management) may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.


     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund (or in the case of a fund an Underlying Fund), then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue). Likewise, if accounts managed by multiple sub-advisers are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.


     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.


     For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, the Hartford Funds paid the following brokerage commissions:



FUND NAME                                 2005       2004          2003
---------                                 ----   -----------   -----------
Advisers Fund                                    $ 1,366,157   $ 1,905,886
Capital Appreciation Fund                        $15,846,145   $16,300,473
Capital Appreciation II Fund                             N/A           N/A
Disciplined Equity Fund                          $   473,735   $   787,280
Dividend and Growth Fund                         $ 1,882,393   $ 1,986,395
Equity Income Fund                               $   124,519   $     8,028
Floating Rate Fund                                       N/A           N/A
Focus Fund                                       $   295,503   $   485,511
Global Communications Fund                       $    46,671   $    37,165
Global Financial Services Fund                   $    39,384   $    47,050
Global Health Fund                               $   386,109   $   265,873
Global Leaders Fund                              $ 5,370,659   $ 5,914,049
Global Technology Fund                           $   422,361   $   426,535
High Yield Fund                                  $     3,755            --
Income Fund                                               --            --
Inflation Plus Fund                                       --            --
International Capital Appreciation Fund          $   347,546   $    87,751
International Opportunities Fund                 $   604,471   $   539,485
International Small Company Fund                 $   302,091   $   120,435
MidCap Fund                                      $ 4,148,757   $ 5,324,246
MidCap Value Fund                                $   612,460   $   388,754
Select MidCap Growth Fund                                N/A           N/A
Select MidCap Value Fund                                 N/A           N/A
Select SmallCap Growth Fund                              N/A           N/A
Short Duration Fund                                       --            --
Small Company Fund                               $ 1,679,177   $ 1,813,631
Stock Fund                                       $ 1,311,576   $ 1,948,607
Tax-Free California Fund                                  --            --
Tax-Free New York Fund                                    --            --
Total Return Bond Fund                           $     5,819            --
Value Fund                                       $    72,925   $    52,247
Aggressive Growth Allocation Fund                         --           N/A
Growth Allocation Fund                                    --           N/A
Balanced Allocation Fund                                  --           N/A
Conservative Allocation Fund                              --           N/A
Income Allocation Fund                                    --           N/A
Retirement Income Fund                                   N/A           N/A

FUND NAME                                 2005       2004          2003
---------                                 ----   -----------   -----------
Target Retirement 2010 Fund                              N/A           N/A
Target Retirement 2020 Fund                              N/A           N/A
Target Retirement 2030 Fund                              N/A           N/A


     Money Market Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


     For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, the New Hartford Funds II paid the following brokerage commissions:



FUND NAME                   2005      2004         2003
---------                   ----   ----------   ----------
Growth Fund                        $1,228,006   $1,407,443
Growth Opportunities Fund          $3,133,675   $3,264,688
SmallCap Growth Fund               $1,014,816   $  869,533
Value Opportunities Fund           $   90,229   $   72,637



     Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.


     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


     The following table shows the dollar amount of brokerage commissions paid to firms in recognition of third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2005.



                                           COMMISSIONS PAID TO    TOTAL AMOUNT OF TRANSACTION TO
                                          FIRMS FOR THIRD PARTY   FIRMS FOR THIRD PARTY RESEARCH
FUND NAME                                   RESEARCH SERVICES                SERVICES
---------                                 ---------------------   ------------------------------
Advisers Fund
Capital Appreciation Fund
Capital Appreciation II Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
Growth Fund
Growth Opportunities Fund
International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund
MidCap Fund
MidCap Value Fund
Small Company Fund
SmallCap Growth Fund

                                           COMMISSIONS PAID TO    TOTAL AMOUNT OF TRANSACTION TO
                                          FIRMS FOR THIRD PARTY   FIRMS FOR THIRD PARTY RESEARCH
FUND NAME                                   RESEARCH SERVICES                SERVICES
---------                                 ---------------------   ------------------------------
Select MidCap Growth Fund
Select MidCap Value Fund
Select SmallCap Growth Fund
Stock Fund
Value Fund
Value Opportunities Fund



     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2005 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2005.



FUND NAME                      REGULAR BROKER OR DEALER   AGGREGATE VALUE
---------                      ------------------------   ---------------
Advisers Fund

Capital Appreciation Fund

Capital Appreciation II Fund

Disciplined Equity Fund

Dividend and Growth Fund

FUND NAME                                 REGULAR BROKER OR DEALER   AGGREGATE VALUE
---------                                 ------------------------   ---------------
Equity Income Fund

Floating Rate Fund

Focus Fund

Global Communications Fund

Global Financial Services Fund

Global Health Fund

Global Leaders Fund

FUND NAME                                 REGULAR BROKER OR DEALER   AGGREGATE VALUE
---------                                 ------------------------   ---------------
Global Technology Fund

Growth Fund

Growth Opportunities Fund

High Yield Fund

Income Fund

Inflation Plus Fund

International Capital Appreciation Fund

FUND NAME                                 REGULAR BROKER OR DEALER   AGGREGATE VALUE
---------                                 ------------------------   ---------------
International Opportunities Fund

International Small Company Fund

MidCap Fund

MidCap Value Fund

Money Market Fund

Select MidCap Growth Fund

Select MidCap Value Fund

Select SmallCap Growth Fund

Short Duration Fund

FUND NAME                                 REGULAR BROKER OR DEALER   AGGREGATE VALUE
---------                                 ------------------------   ---------------
SmallCap Growth Fund

Stock Fund

Tax-Free Minnesota Fund

Tax-Free National Fund

Total Return Bond Fund

U.S. Government Securities Fund

Value Fund

Value Opportunities Fund

                                  FUND EXPENSES

     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts, (15) any direct charges to shareholders approved by the directors of the Fund, (16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.


     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

     In addition to the commissions (reallowed and/or advanced) and Rule 12b-1 fees described in this SAI and in the Funds' prospectuses, HIFSCO and its affiliates pay, out of their own assets, significant additional compensation to broker-dealers, financial institutions and other persons ("Financial Intermediaries") in connection with the sale and distribution of the Funds' shares ("Additional Payments"). Certain Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges. Such Additional Payments are generally made for the placement of the Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the Funds within a group of mutual funds that receive special marketing focus. Separate Additional Payments may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds and (2) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares ("Negotiated Additional Amounts"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Negotiated Additional Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. These Additional Payments and Negotiated Additional Amounts may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Please consult your Financial Intermediary for more information.


     As of [____], HIFSCO has entered into arrangements to make Additional Payments that are generally based on average net assets (or on aged assets) of the Funds attributable to a particular Financial Intermediary, on sales of the Funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges to A. G. Edwards & Sons, Inc., Advantage Capital Corp., Advest, Inc., Associated Securities Corporation, Banc One Securities Corporation, Cadaret Grant & Co., Inc., Centaurus Financial, Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citigroup Global Markets, Inc., Comerica Securities, Commerce Capital Markets, Inc., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., L.P., FFP Securities, Inc., Fidelity Investments, Financial Network Investment Corporation, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corp., Harbour Investments, Inc., Independent Financial Group, LLC, ING Financial Advisors, ING Financial Partners, Inc., Investment Professionals, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M & T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Multi-Financial Securities Corporation, Inc., Mutual Service Corporation, National Planning Holding, NEXT Financial Group, Inc., Piper Jaffray & Co., Prime Capital Services, Inc., PrimeVest Financial Services, Inc., Royal Alliance Associates, Inc., Securities America, Inc., Sentra Securities Corp., Southtrust Securities, Inc., Spelman & Company Inc., Stifel, Nicolaus & Company, Incorporated, SunAmerica Securities Inc., The Huntington Investment Company, Triad Advisors, Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Valmark Securities Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. Woodbury Financial Services, Inc. is an indirect wholly-owned subsidiary of The Hartford. HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments. Separate Additional Payments in the form of Negotiated Additional Amounts may also be made to the above-listed Financial Intermediaries and to other Financial Intermediaries.


     The Additional Payments to Financial Intermediaries in connection with the sale and distribution of the Funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the Funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination. HIFSCO provides additional compensation to Edward D. Jones & Co., LP ("Edward Jones") based on sales of certain shares of the Funds attributable to Edward Jones, on assets invested in the Funds attributable to Edward Jones, and generally on a percentage share of the net income of HIFSCO (based on the total amount of assets attributable to Edward Jones).

In the event that the arrangement with Edward Jones is terminated, HIFSCO may be required to pay Edward Jones additional profit-sharing based compensation. In addition, HIFSCO pays Negotiated Additional Amounts to Edwards Jones in such forms as, among others, "due diligence" payments and "marketing support" fees. For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $[___] million in Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Edward Jones.



     For the fiscal year ended October 31, 2005, HIFSCO or its affiliates paid approximately $[___] million in total Additional Payments, including Negotiated Additional Amounts (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries.


     Aside from Additional Payments made in connection with the sale and distribution of the Funds' shares, HIFSCO and its affiliates, out of their own assets, may pay compensation to Financial Intermediaries for subaccounting, administrative and/or shareholder processing services.

COMMISSIONS TO DEALERS


     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003 is as follows:



           FRONT-END
             SALES                      AMOUNT        AMOUNT
  YEAR    COMMISSIONS      CDSC       REALLOWED      RETAINED
  ----    -----------   ----------   -----------   -----------
2005
Class A
Class B
Class C
Class Y
Class H
Class L
Class M
Class N
Class Z
Class E

2004
Class A   $82,170,788   $  683,057   $70,939,963   $11,913,882
Class B           N/A   $7,658,193           N/A   $ 7,658,193
Class C   $ 4,305,213   $  757,317   $ 4,303,977   $   758,553
Class Y           N/A          N/A           N/A           N/A
Class H           N/A   $  112,908           N/A   $   112,908
Class L   $   660,386   $       59   $   560,541   $    99,904
Class M           N/A   $   94,011           N/A   $    94,011
Class N           N/A   $    1,112           N/A   $     1,112
Class Z           N/A          N/A           N/A           N/A
Class E   $    57,040   $        0   $    50,207   $     6,833

2003
Class A   $53,077,084   $  701,089   $45,783,013   $ 7,995,160
Class B           N/A   $8,472,006           N/A   $ 8,472,006
Class C   $ 5,124,385   $  665,145   $ 5,124,384   $   665,146
Class Y           N/A          N/A           N/A           N/A
Class H           N/A   $  134,158           N/A   $   134,158
Class L   $   728,492          N/A   $   617,864   $   110,627
Class M           N/A   $  144,466           N/A   $   144,466
Class N           N/A   $    1,649           N/A   $     1,649
Class Z           N/A          N/A           N/A           N/A

           FRONT-END
             SALES                      AMOUNT        AMOUNT
  YEAR    COMMISSIONS      CDSC       REALLOWED      RETAINED
  ----    -----------   ----------   -----------   -----------
Class E   $    55,206   $       57   $    48,774   $     6,489


     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES   FRONT-END SALES
                                              CHARGE AS A       CHARGE AS A      COMMISSION AS
                                             PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                           OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
------------------                          ---------------   ---------------   --------------
Less than $50,000                                5.50%             5.82%             4.75%
$50,000 or more but less than $100,000           4.50%             4.71%             4.00%
$100,000 or more but less than $250,000          3.50%             3.63%             3.00%
$250,000 or more but less than $500,000          2.50%             2.56%             2.00%
$500,000 or more but less than $1 million        2.00%             2.04%             1.75%
$1 million or more(1)                               0%                0%                0%


High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund


                                            FRONT-END SALES   FRONT-END SALES
                                              CHARGE AS A       CHARGE AS A      COMMISSION AS
                                             PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                           OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
------------------                          ---------------   ---------------   --------------
Less than $50,000                                4.50%             4.71%             3.75%
$50,000 or more but less than $100,000           4.00%             4.17%             3.50%
$100,000 or more but less than $250,000          3.50%             3.63%             3.00%
$250,000 or more but less than $500,000          2.50%             2.56%             2.00%
$500,000 or more but less than $1 million        2.00%             2.04%             1.75%
$1 million or more(1)                               0%                0%                0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES   FRONT-END SALES
                                              CHARGE AS A       CHARGE AS A      COMMISSION AS
                                             PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
AMOUNT OF PURCHASE                           OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
------------------                          ---------------   ---------------   --------------
Less than $50,000                                3.00%             3.09%             2.50%

$50,000 or more but less than $100,000           2.50%             2.56%             2.00%

$100,000 or more but less than $250,000          2.25%             2.30%             1.75%

$250,000 or more but less than $500,000          1.75%             1.78%             1.25%

$500,000 or more but less than $1 million        1.25%             1.27%             1.00%

$1 million or more(1)                               0%                0%                0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class M, Class N and Class H shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

     CLASS H PLAN Pursuant to the Class H Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

     CLASS M PLAN Pursuant to the Class M Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

     CLASS N PLAN Pursuant to the Class N Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.


     For the fiscal year ended October 31, 2005, the Hartford Funds paid the 12b-1 fees listed below.



FUND NAME                                 CLASS A   CLASS B   CLASS C
---------                                 -------   -------   -------
Advisers Fund
Capital Appreciation Fund
Capital Appreciation II Fund
Disciplined Equity Fund
Dividend and Growth Fund
Equity Income Fund
Floating Rate Fund
Focus Fund
Global Communications Fund
Global Financial Services Fund
Global Health Fund
Global Leaders Fund
Global Technology Fund
Growth Fund
Growth Opportunities Fund
High Yield Fund
Income Fund
Inflation Plus Fund
International Capital Appreciation Fund
International Opportunities Fund
International Small Company Fund

FUND NAME                                 CLASS A   CLASS B   CLASS C
---------                                 -------   -------   -------
MidCap Fund
MidCap Value Fund
Money Market Fund
Select MidCap Growth Fund
Select MidCap Value Fund
Select SmallCap Growth Fund
Short Duration Fund
Small Company Fund
SmallCap Growth Fund
Stock Fund
Tax-Free California Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
Tax-Free New York Fund
Total Return Bond Fund
U.S. Government Securities Fund
Value Fund
Value Opportunities Fund
Aggressive Growth Allocation Fund
Growth Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund
Income Allocation Fund
Retirement Income Fund
Target Retirement 2010 Fund
Target Retirement 2020 Fund
Target Retirement 2030 Fund



FUND NAME                         CLASS L   CLASS M   CLASS N   CLASS H
---------                         -------   -------   -------   -------
Growth Fund
Growth Opportunities Fund
SmallCap Growth Fund
Tax-Free Minnesota Fund
Tax-Free National Fund
U.S. Government Securities Fund
Value Opportunities Fund



     For the fiscal year ended October 31, 2005, approximately $____, $____, $____, $____ and $____ of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L or Class E shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling brokers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     -    Registered investment companies;

     - Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     In addition, the following shareholders owning Class Z shares of Growth Opportunities Fund on February 19, 2002 who remain invested in Class Z shares of the fund are exempt from the sales charge for subsequent purchases of Class Z shares:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives of HIFSCO (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;

     - Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;

     - Accounts which were exchanged from Special Portfolios, Inc., Stock Portfolio.

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A, Class L and Class E shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L and Class E shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, Class L and Class E shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A, Class L and Class E shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A, Class L and Class E shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A, Class L or Class E shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A, Class L or Class E shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A, Class L or Class E shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A, Class L or Class E shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C, CLASS H, CLASS M AND CLASS N SHARES Investments in Class B, Class H, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B, Class H and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B, Class C, Class H, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class H and Class M shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B, Class H and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, and (4) Class B, Class H and Class M shares held the longest during the six-year period.

     When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.


     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C, Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C, Class L, Class H, Class M and Class N shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.


     The CDSC will be waived on redemptions of Class B, Class C, Class H, Class M and Class N shares and of Class A shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     -    because of shareholder death or disability,

     -    because of the death or disability of the grantor of a living trust,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plan,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6)  after separation from service.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


     Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

     A Fund's maximum offering price per Class A, Class E and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class H, Class M, Class N, Class Y and Class Z shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS


     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 23.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into forty-nine series.



     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.


     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation
Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of three classes of shares designated in each instance as Class A, Class B and Class C shares. In addition, the directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund. Class L, Class M and Class N shares of the New Hartford Funds were formerly known as Fortis Class A, Fortis Class B and Fortis Class C shares, respectively.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class E, Class L, Class N, Class Y and Class Z, conversion rights and are freely transferable.

     As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.


     Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.


                                      TAXES


FEDERAL TAX STATUS OF THE FUNDS [TO BE UPDATED.]


The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

     As of October 31, 2005, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.



                                 YEAR OF
FUND   AMOUNT (IN THOUSANDS)   EXPIRATION
----   ---------------------   ----------




     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.


SHAREHOLDER TAXATION [TO BE UPDATED.]


The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.


     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.


     A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

     Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying

Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended October 31, 2005 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights, are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.


                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     The Asset Allocation Funds have granted to HIFSCO the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at HIFSCO is the responsibility of the portfolio manager of the relevant client account. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

     HIFSCO and Hartford Investment Management vote proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

     HIFSCO and Hartford Investment Management maintain procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

     HIFSCO and Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.


     In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("GL") and Institutional Shareholder Services ("ISS" and, collectively with GL, "GL/ISS") as experts in the proxy voting and corporate governance area. GL/ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon GL/ISS research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from GL/ISS's recommendations on general policy issues or specific proxy proposals.



     GL/ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.



     Portfolio managers may decide to vote their proxies consistent with Hartford Investment Management's policies and instruct GL/ISS to vote all proxies accordingly.


     The Funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's proxy committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its proxy committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its proxy committee or by the entire committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

     Each of the Select MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Growth Fund has granted to its respective sub-advisers the authority to vote proxies on its behalf with respect to the assets managed by the sub-advisers. A summary of each sub-adviser's proxy voting policies and procedures is set forth in Appendix B to this SAI.

     Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                              FINANCIAL STATEMENTS


     The Companies' audited financial statements, together with the notes thereto and reports of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual reports for the year ended October 31, 2005 as filed with the SEC, are incorporated by reference into this SAI.

                                   APPENDIX A


     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.


     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.



     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.


     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B



         CHARTWELL INVESTMENT PARTNERS, L.P. -- SUMMARY OF PROXY VOTING
                             POLICIES AND PROCEDURES



Investment Advisers Act Rule 206(4)-6 requires every SEC-registered adviser that exercises proxy voting authority over client securities to:



     -    Adopt and follow written proxy voting policies and procedures;



     -    Provide clients with a summary of those policies and procedures;



     - Let clients know how to obtain copies of the adviser's proxy voting policies and procedures as well as information about how the adviser voted their proxies; and



     -    Keep certain records relating to proxy voting.



Chartwell's policy is to vote all client proxies in the client's best interests. We seek to achieve this result by voting in the manner that, in our judgment, is most likely to maximize total return to the client as an investor in the securities being voted.



We have developed written proxy voting policies, procedures and guidelines for voting specific types of proposals. We have established a Proxy Voting Committee to oversee and manage the process by which we vote proxies on behalf of clients who have entrusted us with this authority.



We have retained Institutional Shareholder Services, Inc., a well-known, independent proxy voting service, to provide us analyses of proxy voting proposals, recommendations on how to vote and to assist us in managing the process of casting votes in a timely manner and keeping track of our voting record. In the past, we have relied on ISS' analyses and recommendations to guide our proxy voting decisions, and we generally vote in accordance with those recommendations, unless we reach a different conclusion about how a particular proposal should be voted. We expect to continue to do so. In the event we identify a conflict of interest between our interests and those of our clients on any proxy voting issue, we vote the proxy in accordance with our written proxy voting guidelines, or, if our guidelines do not specify how the vote will be cast, we will defer to ISS' recommendation on that matter.



We will update our proxy voting policies, procedures and guidelines from time to time as conditions dictate, and will make copies available to you on request. Our voting record also is available to you in printed form or electronically.



Should you desire a copy of our proxy voting policies and procedures, including our voting guidelines, or information on how we voted proxies on your behalf, please contact Maria Pollack, Partner/Director of Client Administration, at
(610) 407-4838.

         GOLDMAN SACHS ASSET MANAGEMENT, L.P. -- SUMMARY OF PROXY VOTING
                             POLICIES AND PROCEDURES



GSAM has adopted the polices and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.



GUIDING PRINCIPLES



Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.



PUBLIC EQUITY INVESTMENTS



To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Exhibit 1.



In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.



The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.



Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.



Implementation by Portfolio Management Teams



GENERAL OVERVIEW



While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

ACTIVE EQUITY



Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.



In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.



As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.



Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.



QUANTITATIVE EQUITY



Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).



USE OF THIRD-PARTY SERVICE PROVIDERS



We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.



GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.



GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST



Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.



Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.



FIXED INCOME AND PRIVATE INVESTMENTS



Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.



EXTERNAL MANAGERS



Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.



CLIENT DIRECTION



Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                       EXHIBIT 1



                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY



The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.



1.   AUDITORS



Vote for proposals to ratify auditors, unless any of the following apply:



- An auditor has a financial interest in or association with the company, and is therefore not independent,



-    Fees for non-audit services are excessive, or



- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.



2.   BOARD OF DIRECTORS



A.   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.



B.   CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board.



VOTE FOR PROPOSALS TO REPEAL CLASSIFIED BOARDS AND TO ELECT ALL DIRECTORS ANNUALLY.



C.   INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)



Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.



D.   MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES



Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.



Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



3.   SHAREHOLDER RIGHTS



A.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.



B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS



Vote against proposals to restrict or prohibit shareholder ability to call special meetings.



Vote for proposals that remove restrictions on the right of shareholders to act independently of management.



C.   SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote.



VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.



D.   CUMULATIVE VOTING



Vote AGAINST proposals to eliminate cumulative voting.



Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.



E.   CONFIDENTIAL VOTING



Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.



Vote FOR management proposals to adopt confidential voting.



4.   PROXY RIGHTS



A.   VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.



B.   REIMBURSING PROXY SOLICITATION EXPENSES



Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.



5.   POISON PILLS



Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.



6.   MERGERS AND CORPORATE RESTRUCTURINGS



Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS



Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



8.   CAPITAL STRUCTURE



A.   COMMON STOCK AUTHORIZATION



Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.



Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.



B.   DUAL-CLASS STOCK



Vote AGAINST proposals to create a new class of common stock with superior voting rights.



Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:



- It is intended for financing purposes with minimal or no dilution to current shareholders



- It is not designed to preserve the voting power of an insider or significant shareholder



9.   EXECUTIVE AND DIRECTOR COMPENSATION



Votes with respect to compensation plans should be determined on a case-by-case basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.



Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.



A.   MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS



Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:



-    Historic trading patterns



-    Rationale for the repricing



-    Value-for-value exchange



-    Option vesting



-    Term of the option



-    Exercise price



-    Participation

B.   EMPLOYEE STOCK PURCHASE PLANS



Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.



Vote FOR employee stock purchase plans where all of the following apply:



-    Purchase price is at least 85 percent of fair market value;



-    Offering period is 27 months or less; and



-    Potential voting power dilution is ten percent or less.



VOTE AGAINST EMPLOYEE STOCK PURCHASE PLANS WHERE ANY OF THE OPPOSITE CONDITIONS OBTAIN.



C.   SHAREHOLDER PROPOSALS ON COMPENSATION



Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.



10.  SOCIAL AND ENVIRONMENTAL ISSUES



THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.



IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GO INTO EACH ANALYSIS, THE OVERALL PRINCIPLE GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.

              NORTHERN CAPITAL MANAGEMENT, LLC -- SUMMARY OF PROXY
                         VOTING POLICIES AND PROCEDURES



In accordance with SEC Rule 206(4)-6, under the Investment Advisers Act of 1940, this letter summarizes Northern Capital's proxy voting policies.



DESCRIPTION OF NORTHERN CAPITAL'S PROXY VOTING POLICIES AND PROCEDURES:



As part of its advisory service, Northern Capital will vote proxies of portfolio securities on matters such as corporate governance, mergers, acquisitions, reorganizations, and stock splits. A client is asked to make an election as to proxy voting authority in Northern Capital's investment management agreement. If a client does not indicate its election, Northern Capital will assume that the client wishes to confer authority on Northern Capital to vote proxies.



Northern Capital votes such proxies in accordance with its Proxy Voting Policies and Procedures ("Policies"). The general principal of the Policies is to vote proxies consistent with the best interests of advisory clients considering all relevant factors.



Proxy research and recommendations are received through a third party proxy voting service. To ensure that votes are cast in the best interest of each client, Northern Capital's Investment Committee reviews all research and recommendations before making a final voting decision.



Northern Capital's Policies give a general indication as to how proxies are voted or what factors are taken into consideration when voting on various issues. The Policies also address record keeping requirements and the steps that will be taken to resolve any potential conflicts of interest.

       ARTISAN PARTNERS -- SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES



     Artisan votes proxies solicited by or with respect to the issuers of securities held by certain of its clients. When Artisan votes a client's proxy, the client's economic interest as a shareholder is Artisan's primary consideration in determining how the proxy should be voted. Artisan generally does not take into account interests of other stakeholders.



     When making proxy voting decisions, Artisan generally adheres to proxy voting guidelines that set forth Artisan's proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of its clients as shareholders. The guidelines are based on Artisan's own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan may vote contrary to its general guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices. In the following circumstances, Artisan may not vote a client's proxy:



     - Artisan has concluded that voting would have no identifiable economic benefit to the client, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.



     - Artisan has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.



     - The client, as of the record date, has loaned the securities to which the proxy relates and Artisan has concluded that it is not in the best interest of the client to recall the loan in order to vote the securities.



     Artisan may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of its clients. Artisan will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan manages assets for the issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. (to each series of which Artisan serves as sub-adviser) or an employee of Artisan; (iii) Artisan is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan, or an employee of Artisan, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.



     Artisan's proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to certain employees or services to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) with which Artisan may be deemed to have a conflict, (b) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan's primary proxy service provider, and/or (c) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing existing Artisan clients or soliciting new clients for Artisan.

     Artisan has engaged a proxy service provider to (i) make recommendations to Artisan of proxy voting policies for adoption by Artisan; (ii) perform research and make recommendations to Artisan as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan on its activities. Artisan has also engaged a second proxy service provider to perform research and make recommendations to Artisan as to particular shareholder votes being solicited.



     Artisan periodically compares (a) the number of shares voted by the proxy service provider with the holdings of its clients as of a record date and (b) the votes cast with Artisan's standing and specific voting instructions. Artisan uses reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of the proxy service provider, Artisan works with such provider to minimize the risk of such errors in the future.



     Artisan maintains a copy of any document generated by Artisan or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan.

                CRAMER ROSENTHAL MCGLYNN, LLC -- SUMMARY OF PROXY
                         VOTING POLICIES AND PROCEDURES



CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.



Monitoring of Corporate Actions



CRM monitors corporate actions electronically through a third-party proxy service. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.



The Voting Process



     Review of Proxy Solicitation Materials/Independent Recommendations



          CRM has hired an independent third party, Institutional Shareholder Services ("ISS") to provide analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.



          CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in proxy decisions, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote(1) in a "socially responsible" manner; in these cases CRM would generally follow the particular ISS recommendations for that category.



          Corporate Governances Matters



          The following is a summary of the ISS voting recommendations.(2)



          Voting on Director Nominees in Uncontested Elections



          Votes on director nominees should be made on a case-by-case basis. Certain actions by directors should result in votes being withheld, including directors who:



               - Attend less than 75 percent of the board and committee meetings without a valid excuse.



               - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.



               - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.



          Classification/Declassification of the Board



               - Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.



          Director and Officer Indemnification and Liability Protection


----------

(1) ISS provides voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines.



(2) The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

               - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.



          Capital Structure



          Common Stock Authorization



          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



          Preferred Stock



          Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock). Vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



          Management Compensation



          Director Compensation



          Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.



          Employee, Stock Purchase Plans



          Votes on employee stock purchase plans should be determined on a case-by-case basis.



          Shareholder Proposals regarding Executive and Director Pay



          Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



          Social Issues



          Animal Rights



          Vote case-by-case on proposals to phase out the use of animals in product testing.



          Tobacco



          Most tobacco-related proposals should be evaluated on a case-by-case basis.



          Instances Where CRM Does Not Follow ISS Recommendation



          As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.



          Securities on Loan



          Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.



          Clients Who Vote Their Own Proxies



          CRM clients may retain the authority to vote their own proxies in their discretion.

               STERLING CAPITAL MANAGEMENT LLC -- SUMMARY OF PROXY
                         VOTING POLICIES AND PROCEDURES



Sterling Capital Management LLC ("SCM") believes it has a fiduciary obligation to vote its clients' proxies in favor of the economic interest of shareholders. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.



          (1) Upon receipt of proxy materials, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.



          (2) The Proxy Administrator will look to see if the Portfolio Company is listed on the "Business Relationship List," which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company IS NOT listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company IS listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.



          (3) The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a "Proxy Instruction Form" noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator's responsibility to make sure all proxies are voted on time.



          (4) When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the "Proxy Instruction Form" which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.



          (5) Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.



          (6) All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.



          (7) After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.



          (8) Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.



     Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.



     (1) Upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below.



     (2) After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to a designated member of the Proxy Committee, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material OR (2) if the issue to be voted on is not a "case-by-case" issue as provided in Part I of this document (Voting

          Policy and Guidelines), then the designated Proxy Committee member will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures, steps (3)-(8).



     (3) If (1) the relationship is material AND (2) if the issue to be voted on is a "case-by-case" issue as provided in Part I --- of this document (Voting Policy and Guidelines), then the designated Proxy Committee member will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.



     (4) For purposes of determining materiality, a relationship is "material" if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.



     Treatment of Personal Conflicts of Interest



     From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the Board of Directors, (b) candidates for the Board of Directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.



     Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the Board of Directors, (b) candidates for the Board of Directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to the designated Proxy Committee member, who shall deliver the materials to a different Proxy Committee member for voting.

              JENNISON ASSOCIATES LLC - PROXY VOTING POLICY SUMMARY



     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the client's best economic interests over the long-term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.



     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking," where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.



     It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Investment Advisers Act of 1940, as amended, is to be made available to clients.

          OBERWEIS ASSET MANAGEMENT, INC. - PROXY VOTING POLICY SUMMARY



     Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis' general policy is to vote proxies in the best economic interests of the clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicted on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.



     Oberweis has retained Institutional Shareholders Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.



     Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund Shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendations of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

     a.(i) Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 84 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 30, 2001)

     a.(ii) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     a.(iii) Articles Supplementary (incorporated by reference to Post-Effective
          Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     a.(iv) Articles Supplementary (incorporated by reference to Post-Effective
          Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     a.(v) Amendment to Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     a.(vi) Articles of Amendment dated June 5, 2003 (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

     b. By-Laws (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

     c.   Not Applicable

     d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     d.(ii) Investment Sub-Advisory Agreement with Hartford Investment
          Management Company (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)
     d.(iii) Investment Sub-Advisory Agreement with Wellington Management
          Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series
          Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     f.   Not Applicable

     g.(i) Custodian Contract (incorporated by reference to Post-Effective
          Amendment No. 84 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 30, 2001)

     g.(ii) First Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     g.(iii) Second Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment No. 91 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2004)

     h.(i) Amended and Restated Transfer Agency and Service Agreement
          (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     h.(ii) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

     i.   Opinion and Consent of Counsel (to be filed by amendment)

     j. Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

     k.   Not Applicable

     l.   Not Applicable

     m. Rule 12b-1 Plan of Distribution (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     n. Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 16, 2002)

     o.   Not Applicable

     p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment
          Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No.92 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 23, 2004)

     p.(ii) Code of Ethics of Hartford Investment Management Company and
          Hartford Investment Services, Inc. (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

     p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28,
          2005)

     q.(i) Power of Attorney (incorporated by reference to Post-Effective
          Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2005)

     q.(ii) Power of Attorney (incorporated by reference to Post-Effective
          Amendment No. 45 to Registration Statement on Form N-1A (File No. 333-02381), as filed on September 29, 2005)

     q.(iii) Power of Attorney (filed herewith)

Item 24. Persons Controlled By or Under Common Control with Registrant

          As of November 30, 2005, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 28, 2005.

Item 25. Indemnification

          Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

          Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

          Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made
          (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

          Section 2-418 further provides that indemnification provided for by
          Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under
          Section 2-418.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                          Position with Hartford Investment
Name                      Financial Services, LLC                  Other Business
----                      ---------------------------------        --------------
Thomas M. Marra           President and Chief Executive Officer    President and Chief Operating Officer of Hartford
                          and Manager                              Life, Inc. ("HL, Inc.")(1)

John C. Walters           Executive Vice President and Manager     Executive Vice President of Hartford Life
                                                                   Insurance Company ("HLIC")(2)

George R. Jay             Chief Broker-Dealer Compliance Officer   Assistant Vice President, HLIC

Walter E. Watkins, Jr.    Chief Investment Compliance Officer      Chief Compliance Officer of HL Investment
                                                                   Advisors, LLC(3)

David M. Znamierowski     Executive Vice President , Chief         President of Hartford Investment Management
                          Investment Officer and Manager           Company ("Hartford Investment Management")(4)

John N. Giamalis          Senior Vice President and Treasurer      Vice President and Treasurer of HL Inc.

Christopher J. Hanlon     Senior Vice President                    Senior Vice President of Hartford Investment
                                                                   Management

William H. Davison, Jr.   Senior Vice President                    Managing Director of Hartford Investment
                                                                   Management

Richard G. Costello       Vice President and Secretary             Vice President, Assistant General Counsel and
                                                                   Corporate Secretary of The Hartford Financial
                                                                   Services Group, Inc. ("The Hartford")(5)

Edward C. Caputo          Vice President                           Investment Officer of Hartford Investment
                                                                   Management

Mary Jane Fortin          Vice President                           Senior Vice President of HL Inc.

Kenneth A. McCullum       Vice President                           Vice President of HLIC

Tamara L. Fagely          Controller                               Vice President of Hartford Administrative
                                                                   Services Company ("HASCO")(6)

Todd G. Picken            Assistant Vice President and Assistant   Assistant Treasurer of HLIC
                          Treasurer

Anthony L. Dowling        Assistant Vice President-Compliance      Assistant Vice President-Compliance of Hartford
                                                                   Investment Financial Services, LLC ("HIFSCO")

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

(5) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(6) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business Address   Positions and Offices with Underwriter             Position and Offices with Registrant
-----------------------------------   --------------------------------------             ------------------------------------
Thomas M. Marra(1)                    President and Chief Executive Officer and
                                      Manager                                            Director

John C. Walters(1)                    Executive Vice President and Manager
                                                                                         Vice President

George R. Jay(1)                      Chief Broker-Dealer Compliance Officer             Vice President and Chief
                                                                                         Compliance Officer

Walter E. Watkins, Jr.(1)             Chief Investment Compliance Officer
                                                                                         None

David M. Znamierowski(2)              Executive Vice President and Chief Investment      President, Chief Executive Officer
                                      Officer and Manager                                and Director

John N. Giamalis(3)                   Senior Vice President and Treasurer
                                                                                         None

Christopher J. Hanlon(2)              Senior Vice President                              None

William H. Davison, Jr.(2)            Senior Vice President
                                                                                         None

Richard G. Costello(3)                Vice President and Secretary                       None

Edward C. Caputo(2)                   Vice President                                     None

Mary Jane Fortin(1)                   Vice President                                     Vice President

Kenneth A. McCullum(1)                Vice President                                     None

Tamara L. Fagely(1)                   Controller                                         Vice President, Controller and
                                                                                         Treasurer

Todd G. Picken(3)                     Assistant Vice President and Assistant Treasurer   None

Anthony L. Dowling(1)                 Assistant Vice President-Compliance                None

(1)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)  The principal business address is 55 Farmington Avenue, Hartford, CT 06105.

(3)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.


Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

          Not  Applicable

Item 30. Undertakings

          Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment CompanyAct of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 15th day of December, 2005.

                                        THE HARTFORD MUTUAL FUNDS II, INC.


                                        By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                   TITLE                         DATE
---------                   -----                         ----


/s/ David M. Znamierowski   President and                 December 15, 2005
-------------------------   Chief Executive Officer
David M. Znamierowski


/s/ Tamara L. Fagely        Controller & Treasurer        December 15, 2005
-------------------------   (Chief Accounting Officer &
Tamara L. Fagely            Chief Financial Officer)


            *               Director                      December 15, 2005
-------------------------
Lynn S. Birdsong


            *               Chairman of the Board         December 15, 2005
-------------------------   and Director
Robert M. Gavin, Jr.


            *               Director                      December 15, 2005
-------------------------
Duane E. Hill


           ***              Director                      December 15, 2005
-------------------------
Sandra S. Jaffee



            **              Director                      December 15, 2005
-------------------------
William P. Johnston


            **              Director                      December 15, 2005
-------------------------
Lemma W. Senbet


            *               Director                      December 15, 2005
-------------------------
Thomas M. Marra


            *               Director                      December 15, 2005
-------------------------
Phillip O. Peterson


            *               Director                      December 15, 2005
-------------------------
Lowndes A. Smith

/s/ Edward P. Macdonald                 December 15, 2005
-------------------------------------
* By Edward P. Macdonald
     Attorney-in-fact

* Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2005.

** Pursuant to Power of Attorney (incorporated by reference to Post-Effective Amendment No. 45 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005.

***  Pursuant to Power of Attorney (filed herewith)

                                  EXHIBIT INDEX


Exhibit No.
-----------
q.(iii)       Power of Attorney (filed herewith)